[THE HARTFORD LOGO]















                                 ANNUAL REPORT
                                 December 31, 2001

                                 - M a n a g e r  D i s c u s s i o n s
                                 - F i n a n c i a l s

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS
       Manager Discussions                                                     1

       Hartford HLS Mutual Funds Financial Statements:

         Statement of Net Assets as of December 31, 2001:

            Hartford Global Communications HLS Fund                           23
            Hartford Global Financial Services HLS Fund                       24
            Hartford Global Health HLS Fund                                   26
            Hartford Global Technology HLS Fund                               28
            Hartford Focus HLS Fund                                           30
            Hartford International Small Company HLS Fund                     31
            Hartford Small Company HLS Fund, Inc.                             33
            Hartford International Capital Appreciation HLS Fund              35
            Hartford Capital Appreciation HLS Fund, Inc.                      37
            Hartford MidCap Value HLS Fund                                    40
            Hartford MidCap HLS Fund, Inc.                                    42
            Hartford International Opportunities HLS Fund, Inc.               44
            Hartford Global Leaders HLS Fund                                  47
            Hartford Stock HLS Fund, Inc.                                     49
            Hartford Index HLS Fund, Inc.                                     51
            Hartford Growth and Income HLS Fund                               57
            Hartford Value HLS Fund                                           59
            Hartford Dividend and Growth HLS Fund, Inc.                       61
            Hartford Global Advisers HLS Fund, Inc. (formerly Hartford
       International Advisers         HLS Fund, Inc.)                         63
            Hartford Advisers HLS Fund, Inc.                                  69
            Hartford High Yield HLS Fund                                      74
            Hartford Bond HLS Fund, Inc.                                      80
            Hartford Mortgage Securities HLS Fund, Inc.                       85
            Hartford Money Market HLS Fund, Inc.                              87

            Statements of Operations for the Period Ended December 31, 2001   90

            Statements of Changes in Net Assets for the Period Ended December
       31, 2001                                                               96

            Statements of Changes in Net Assets for the Period Ended December
       31, 2000                                                              102

            Notes to Financial Statements                                    106

            Financial Highlights                                             128

            Report of Independent Public Accountants                         138

            Tax Information Notice                                           139

            Board of Directors and Officer Information                       140

            Privacy Policy                                                   144
       Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

       This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

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 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                      MARKET
 SHARES                                                VALUE
---------                                             -------
COMMON STOCKS -- 95.1%
            COMMUNICATIONS -- 87.6%
       6    ALLTEL Corp............................   $   346
     *15    AT&T Canada, Inc., Class B.............       438
      26    AT&T Corp..............................       472
    *+19    AT&T Wireless Services, Inc............       275
    *+12    BCE, Inc...............................       262
       9    BellSouth Corp.........................       351
       5    Broadwing, Inc.........................        48
    *116    BT Group PLC...........................       426
      40    Cable & Wireless PLC...................       190
     *23    COLT Telecom Group PLC.................        38
   ***14    Koninklijke (Royal) KPN N.V............        71
     +11    Korea Telecom Corp., ADR...............       215
    *+36    Nextel Partners, Inc...................       430
     @@0    NTT DoCoMo, Inc........................       176
     145    Olivetti S.p.A.........................       186
     *51    Orange S.A.............................       462
      34    Qwest Communications International,
             Inc...................................       476
       9    SBC Communications, Inc................       356
    *+11    Sprint PCS Group.......................       269
      89    Telecom Italia S.p.A...................       473
       7    Telefonica S.A., ADR...................       263
     *55    Telekom Austria AG.....................       457
       9    Verizon Communications, Inc............       427
     167    Vodafone Group PLC.....................       436
     +19    WorldCom, Inc..........................       241
     *23    WorldCom, Inc. -- WorldCom Group.......       327
                                                      -------
                                                        8,111
                                                      -------
            MEDIA & ENTERTAINMENT -- 7.5%
    *+14    Adelphia Communications Corp., Class
             A.....................................       421
     *+8    Comcast Corp., Class A.................       277
                                                      -------
                                                          698
                                                      -------
            Total common stocks....................   $ 8,809
                                                      =======
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 7.4%
            REPURCHASE AGREEMENT -- 7.4%
$    689    Joint Repurchase Agreement (See Note
             2(d)) 1.677% due 01/02/02.............   $   689
                                                      -------
            Total short-term securities............   $   689
                                                      =======

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $9,277)........    95.1%  $ 8,809
Total short-term securities (cost
  $689)..................................     7.4       689
                                            -----   -------
Total investment in securities (total
  cost $9,966)...........................   102.5     9,498
Cash, receivables and other assets.......     4.6       426
Securities lending collateral (See Note
  2(i))..................................    21.5     1,995
Payable for securities purchased.........    (6.7)     (626)
Dividends payable........................    (0.4)      (35)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (21.5)   (1,995)
                                            -----   -------
Net assets...............................   100.0%  $ 9,263
                                            =====   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 14,539 shares
  outstanding...................................   $    15
Capital surplus.................................    13,034
Accumulated undistributed net investment
  income........................................         8
Accumulated net realized loss on investments....    (3,329)
Unrealized depreciation of investments..........      (468)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@.........         1
Unrealized appreciation of other assets and
  liabilities in foreign currencies.............         2
                                                   -------
Net assets......................................   $ 9,263
                                                   =======

Class IA
  Net asset value per share ($7,679 / 12,052
    shares outstanding) (600,000 shares
    authorized)...................................   $0.64
                                                     =====
Class IB
  Net asset value per share ($1,584 / 2,487 shares
    outstanding) (200,000 shares authorized)......   $0.64
                                                     =====

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of December 31, 2001 (See
   Note 2(i)).

** Securities contain some restriction as to public resale. At December 31, 2001, the market value of these securities amounted to $71 or 0.8% of net assets.

@@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                                 UNREALIZED
                                                                 CONTRACT               DELIVERY                APPRECIATION
                                        MARKET VALUE              AMOUNT                  DATE                 (DEPRECIATION)
             DESCRIPTION                ------------            ----------            -------------            --------------
             -----------
EURO (Buy)                                  $255                   $254                 01/02/02                   $    1
                                                                                                                   ======

The accompanying notes are an integral part of this financial statement.

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 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                              VALUE
---------                                           -------
COMMON STOCKS -- 97.0%
            BANKS -- 42.6%
       18   Allied Irish Banks PLC...............   $   208
       37   Australia & New Zealand Banking
             Group...............................       333
        5   Banco Latinoamericano de
             Exportaciones S.A., E Shares........       151
        6   Banco Popular Espanol S.A. ..........       194
      *22   Bank of Bermuda Ltd. ................     1,040
       26   Bank of Ireland......................       244
        7   Banque Nationale de Paris (BNP)......       626
       17   Citigroup, Inc. .....................       860
       10   Credit Suisse Group..................       422
       10   Fannie Mae...........................       795
        8   Freddie Mac..........................       517
       14   Lloyds TSB Group PLC.................       149
      @@0   Mitsubishi Tokyo Financial Group,
             Inc. ...............................       241
        1   Morgan (J.P.) Chase & Co. ...........        29
       36   Nordea AB............................       189
       32   Pacific Century Financial Corp. .....       839
       24   Royal Bank of Scotland Group PLC.....       577
       18   Sumitomo Bank........................        76
                                                    -------
                                                      7,490
                                                    -------
            FINANCIAL SERVICES -- 17.2%
34.......   Abbey National PLC                          487
       27   CGNU PLC.............................       332
        1   Goldman Sachs Group, Inc. (The)......       111
     *+13   Investment Technology Group, Inc. ...       518
      +15   Merrill Lynch & Co., Inc. ...........       803
        6   Takefuji Corp. ......................       443
      +85   UniCredito Italiano S.p.A. ..........       341
                                                    -------
                                                      3,035
                                                    -------
            INSURANCE -- 37.2%
      +18   Ace Ltd..............................       715
       12   Aegon N.V. ..........................       336
        8   Ambac Financial Group, Inc. .........       440
      +10   American International Group,
             Inc. ...............................       818
      +39   Annuity & Life Re (Holdings),
             Ltd. ...............................       989
       15   Cincinnati Financial Corp. ..........       588
      *24   Clark/Bardes, Inc. ..................       611
     *@@0   Converium Holding AG.................       @@0
      +25   Manulife Financial Corp., ADR........       644
        6   Marsh & McLennan Cos., Inc. .........       677
        7   MBIA, Inc. ..........................       375
      +11   Reinsurance Group of America,
             Inc. ...............................       363
                                                    -------
                                                      6,556
                                                    -------
            Total common stocks..................   $17,081
                                                    =======
PRINCIPAL                                           MARKET
 AMOUNT                                              VALUE
---------                                           -------
SHORT-TERM SECURITIES -- 4.5%
            REPURCHASE AGREEMENT -- 4.5%
$     792   Joint Repurchase Agreement
             (See Note 2(d))
             1.677% due 01/02/02.................   $   792
                                                    -------
            Total short-term securities..........   $   792
                                                    =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $16,902).......    97.0%  $17,081
Total short-term securities (cost
  $792)..................................     4.5       792
                                            -----   -------
Total investment in securities (total
  cost $17,694)..........................   101.5    17,873
Cash, receivables and other assets.......     2.1       370
Securities lending collateral (See Note
  2(i))..................................    18.6     3,272
Payable for securities purchased.........    (3.0)     (529)
Dividends payable........................    (0.2)      (40)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (18.6)   (3,272)
Other liabilities........................    (0.4)      (66)
                                            -----   -------
Net assets...............................   100.0%  $17,608
                                            =====   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 18,788 shares
  outstanding...................................   $    19
Capital surplus.................................    18,314
Accumulated undistributed net investment
  income........................................        35
Accumulated net realized loss on investments....      (939)
Unrealized appreciation of investments..........       179
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@.........         1
Unrealized depreciation of other assets and
  liabilities in foreign currencies.............        (1)
                                                   -------
Net assets......................................   $17,608
                                                   =======

Class IA
  Net asset value per share ($14,216 / 15,166
    shares outstanding) (600,000 shares
    authorized)...................................   $0.94
                                                     =====
Class IB
  Net asset value per share ($3,392 / 3,622 shares
    outstanding) (200,000 shares authorized)......   $0.94
                                                     =====

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of December 31, 2001 (See
   Note 2(i)).

@@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                -----------
Australian Dollar (Buy)                          $ 7                   $ 7               01/04/02                $   --
British Pound (Buy)                               34                    34               01/04/02                    --
EURO (Buy)                                        15                    15               01/02/02                    --
EURO (Buy)                                        27                    27               01/03/02                    --
EURO (Buy)                                        10                    10               01/04/02                    --
EURO (Sell)                                       61                    61               01/02/02                    --
Japanese Yen (Buy)                                51                    51               01/04/02                    --
Japanese Yen (Buy)                                42                    42               01/07/02                    --
Japanese Yen (Buy)                                18                    18               01/08/02                    --
Swedish Krona (Buy)                                9                     9               01/03/02                    --
Swiss Franc (Buy)                                 22                    21               01/04/02                     1
                                                                                                                 ------
                                                                                                                 $    1
                                                                                                                 ======

The accompanying notes are an integral part of this financial statement.

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 HARTFORD GLOBAL HEALTH HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 95.9%
            CHEMICALS -- 4.4%
   +101     Aventis S.A., ADR....................   $  7,164
    101     Bayer AG.............................      3,220
                                                    --------
                                                      10,384
                                                    --------
            CONSUMER NON-DURABLES -- 6.7%
     52     AmerisourceBergen Corp. .............      3,317
     59     Cardinal Health, Inc. ...............      3,828
    234     McKesson Corp. ......................      8,755
                                                    --------
                                                      15,900
                                                    --------
            DRUGS -- 51.8%
    248     Abbott Laboratories..................     13,832
    +39     Alkermes, Inc. ......................      1,020
    110     American Home Products Corp. ........      6,774
    +61     Amersham PLC, ADR....................      2,926
    229     AstraZeneca PLC, ADR.................     10,690
    106     Banyu Pharmaceutical Co..............      1,577
    *54     Connetics Corp.......................        640
    102     Eli Lilly & Co.......................      8,011
    *31     Forest Laboratories, Inc.............      2,499
    199     Fujisawa Pharmaceutical Co., Ltd.....      4,586
    @18     Fujisawa Pharmaceutical Co., Ltd.....        415
   *128     Genaera Corp.........................        499
    *77     Genzyme Corp.........................      4,615
    *62     Gilead Sciences, Inc.................      4,081
   *+54     IDEXX Laboratories, Inc..............      1,545
   *268     Immunex Corp.........................      7,435
  *+164     Medicines Co. (The)..................      1,896
     57     Merck & Co., Inc.....................      3,363
    156     Novartis AG..........................      5,632
    401     Pharmacia Corp.......................     17,085
     72     Roche Holdings AG....................      5,174
   *+46     SangStat Medical Corp................        896
    241     Schering-Plough Corp.................      8,641
      4     Serono S.A., Class B.................      3,801
      5     Shionogi & Co., Ltd..................         85
     86     Tanabe Seiyaku Co., Ltd..............        766
   *101     Vertex Pharmaceuticals, Inc..........      2,476
  *+104     ViroPharma, Inc......................      2,385
                                                    --------
                                                     123,345
                                                    --------
            ELECTRICAL EQUIPMENT -- 1.9%
  *+113     Molecular Devices Corp. .............      2,362
    *56     Waters Corp. ........................      2,166
                                                    --------
                                                       4,528
                                                    --------
            HEALTH SERVICES -- 4.7%
   *229     Aclara Biosciences, Inc. ............      1,163
    163     HCA, Inc. ...........................      6,267
    *45     ILEX Oncology Inc. ..................      1,209
    *44     Tenet Healthcare Corp. ..............      2,601
                                                    --------
                                                      11,240
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            INSURANCE -- 2.2%
*103...     Anthem, Inc..........................   $  5,108
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 14.3%
    130     Baxter International, Inc. ..........      6,961
    106     Beckman Coulter, Inc. ...............      4,687
    160     Becton, Dickinson & Co. .............      5,311
    223     Eisai Co., Ltd. .....................      5,547
            Gambro AB, B Shares..................      4,473
    281     Smith & Nephew PLC...................      1,698
    *41     St. Jude Medical, Inc................      3,145
   *109     Viasys Healthcare, Inc...............      2,203
                                                    --------
                                                      34,025
                                                    --------
            RESEARCH & TESTING FACILITIES -- 8.8%
*+269..     Amylin Pharmaceuticals, Inc.               2,459
    *29     Applera Corp. -- Celera Genomics
             Group...............................        782
   *+21     Cephalon, Inc........................      1,549
   *213     Ciphergen Biosystems, Inc............      1,704
   *+70     CV Therapeutics, Inc.................      3,615
   *+99     Exelixis, Inc........................      1,647
    *90     Gene Logic, Inc......................      1,686
     68     Monsanto Co..........................      2,312
  *+240     Orchid Biosciences, Inc..............      1,318
  *+112     Regeneron Pharmeceuticals, Inc.......      3,145
    *55     Telik, Inc...........................        747
                                                    --------
                                                      20,964
                                                    --------
            RETAIL -- 1.1%
     91     CVS Corp.............................      2,679
                                                    --------
            Total common stocks..................   $228,173
                                                    ========

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT -- 3.7%
 $8,738     Joint Repurchase Agreement (See Note
             2(d))
             1.677% due 01/02/02.................   $  8,738
                                                    --------
            Total short-term securities..........   $  8,738
                                                    ========

The accompanying notes are an integral part of this financial statement.

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     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $208,178).....    95.9%  $228,173
Total short-term securities (cost
  $8,738)...............................     3.7      8,738
                                           -----   --------
Total investment in securities
  (total cost $216,916).................    99.6    236,911
Cash, receivables and other assets......     0.4      1,008
Securities lending collateral (See Note
  2(i)).................................    11.7     27,739
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (11.7)   (27,739)
Other liabilities.......................    (0.0)        (7)
                                           -----   --------
Net assets                                 100.0%  $237,912
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 161,727 shares
  outstanding..................................   $    162
Capital surplus................................    212,564
Accumulated undistributed net investment
  income.......................................         26
Accumulated undistributed net realized gain on
  investments..................................      5,165
Unrealized appreciation of investments.........     19,995
                                                  --------
Net assets.....................................   $237,912
                                                  ========

Class IA
  Net asset value per share ($202,131 / 137,350
    shares outstanding) (600,000 shares
    authorized)....................................   $1.47
                                                     ======
Class IB
  Net asset value per share ($35,781 / 24,377
    shares outstanding) (200,000 shares
    authorized)....................................   $1.47
                                                     ======

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of December 31, 2001 (See
   Note 2(i)).

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of these securities amounted to $415 or 0.2% of net assets.

The accompanying notes are an integral part of this financial statement.

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 HARTFORD GLOBAL TECHNOLOGY HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 99.4%
            BUSINESS SERVICES -- 5.5%
    *99     Accenture Ltd. ......................   $  2,660
   *100     Cendant Corp. .......................      1,951
   *+40     Resources Connection, Inc. ..........      1,053
                                                    --------
                                                       5,664
                                                    --------
            COMMUNICATIONS -- 5.5%
    *27     Comverse Technology, Inc. ...........        593
   *238     Corvis Corp. ........................        770
    *68     Network Appliance, Inc. .............      1,489
     44     Nokia Corp., ADR ....................      1,087
    *33     QUALCOMM, Inc. ......................      1,682
                                                    --------
                                                       5,621
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 24.3%
   *347     Cisco Systems, Inc. .................      6,282
    285     Compaq Computer Corp. ...............      2,785
   *107     Dell Computer Corp. .................      2,895
     23     International Business Machines
             Corp. ..............................      2,722
    *67     Lexmark International, Inc. .........      3,971
   *649     Maxtor Corp. ........................      4,114
   *290     Palm, Inc. ..........................      1,123
    *92     Solectron Corp. .....................      1,039
                                                    --------
                                                      24,931
                                                    --------
            CONSUMER DURABLES -- 0.5%
    *98     Sycamore Networks, Inc. .............        525
                                                    --------
            ELECTRICAL EQUIPMENT -- 2.5%
    *82     Credence Systems Corp. ..............      1,519
    *34     Teradyne, Inc. ......................      1,010
                                                    --------
                                                       2,529
                                                    --------
            ELECTRONICS -- 14.0%
    *41     Conexant Systems, Inc. ..............        582
    *75     Fairchild Semiconductor International
             Corp., Class A .....................      2,121
    *49     Flextronics International Ltd. ......      1,178
   *163     OmniVision Technologies, Inc. .......      1,459
    *65     Sanmina -- SCI Corp. ................      1,295
    *86     Silicon Storage Technology, Inc. ....        832
  *+238     SpeedFam-IPEC, Inc. .................        709
    +74     STMicroelectronics N.V., NY
             Shares .............................      2,331
   *147     Vitesse Semiconductor Corp. .........      1,832
    *52     Xilinx, Inc. ........................      2,046
                                                    --------
                                                      14,385
                                                    --------
            MACHINERY -- 1.3%
    *84     Ultratech Stepper, Inc. .............      1,379
                                                    --------
            RETAIL -- 1.8%
     73     Circuit City Stores Group ...........      1,881
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            SOFTWARE & SERVICES -- 37.5%
    *70     Agile Software Corp. ................   $  1,199
    *65     AOL Time Warner, Inc. ...............      2,093
    *37     BISYS Group, Inc. (The) .............      2,348
    *20     CSG Systems International, Inc. .....        795
   *131     Enterasys Networks, Inc. ............      1,159
     61     First Data Corp. ....................      4,766
   *+51     HPL Technologies, Inc. ..............        917
   *104     i2 Technologies, Inc. ...............        818
    *43     Macromedia, Inc. ....................        769
   *143     Microsoft Corp. .....................      9,477
   *216     Oracle Corp. ........................      2,986
    *56     Peregrine Systems, Inc. .............        829
    141     Rational Software Corp. .............      2,755
   *291     Sun Microsystems, Inc. ..............      3,596
   *+86     VeriSign, Inc. ......................      3,264
   *153     Vignette Corp. ......................        823
                                                    --------
                                                      38,594
                                                    --------
            TRANSPORTATION -- 6.5%
   *111     Sabre Holdings Corp. ................      4,697
   *+70     Travelocity.com, Inc. ...............      2,007
                                                    --------
                                                       6,704
                                                    --------
            Total common stocks..................   $102,213
                                                    ========
PRINCIPAL
AMOUNT
---------
 SHORT-TERM SECURITIES -- 2.9%
            REPURCHASE AGREEMENT -- 2.9%
 $2,932     Joint Repurchase Agreement
             (See Note 2(d))
             1.677% due 01/02/02.................   $  2,932
                                                    --------
            Total short-term securities..........   $  2,932
                                                    ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $99,739)......    99.4%  $102,213
Total short-term securities (cost
  $2,932)...............................     2.9      2,932
                                           -----   --------
Total investment in securities
  (total cost $102,671).................   102.3    105,145
Cash, receivables and other assets......     0.2        208
Securities lending collateral (See Note
  2(i)).................................     7.3      7,534
Payable for securities purchased........    (1.5)    (1,522)
Payable for Fund shares redeemed........    (1.0)    (1,044)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (7.3)    (7,534)
Other liabilities.......................    (0.0)        (1)
                                           -----   --------
Net assets..............................   100.0%  $102,786
                                           =====   ========

The accompanying notes are an integral part of this financial statement.

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
                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 209,128 shares
  outstanding..................................   $    209
Capital surplus................................    167,595
Accumulated net realized loss on investments...    (67,492)
Unrealized appreciation of investments.........      2,474
                                                  --------
Net assets.....................................   $102,786
                                                  ========

Class IA
  Net asset value per share ($86,074 / 175,041
    shares outstanding)(600,000 shares
    authorized).....................................  $0.49
                                                      =====
Class IB
  Net asset value per share ($16,712 / 34,087 shares
    outstanding)(200,000 shares authorized).........  $0.49
                                                      =====

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

The accompanying notes are an integral part of this financial statement.

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 HARTFORD FOCUS HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                              VALUE
---------                                           -------
COMMON STOCKS 92.5%
            BANKS -- 5.6%
       30   American Express Co. ................   $ 1,071
       25   Citigroup, Inc. .....................     1,262
                                                    -------
                                                      2,333
                                                    -------
            BUSINESS SERVICES -- 2.6%
      *40   Accenture Ltd. ......................     1,077
                                                    -------
            COMMUNICATIONS -- 3.1%
       90   Qwest Communications International,
             Inc. ...............................     1,272
                                                    -------
            COMPUTERS & OFFICE EQUIPMENT -- 3.3%
      141   Compaq Computer Corp. ...............     1,372
                                                    -------
            CONSUMER NON-DURABLES -- 11.9%
       39   Estee Lauder Cos., Inc. (The), Class
             A...................................     1,250
       30   Gillette Co. (The)...................     1,002
      *30   Safeway, Inc. .......................     1,253
       25   Tyco International Ltd. .............     1,472
                                                    -------
                                                      4,977
                                                    -------
            DRUGS -- 5.7%
      *21   Amgen, Inc...........................     1,208
       33   Schering-Plough Corp.................     1,182
                                                    -------
                                                      2,390
                                                    -------
            ELECTRONICS -- 2.2%
      *30   Micron Technology, Inc...............       930
                                                    -------
            ENERGY & SERVICES -- 7.9%
       16   Anadarko Petroleum Corp..............       910
       33   ExxonMobil Corp......................     1,297
       20   Schlumberger Ltd.....................     1,099
                                                    -------
                                                      3,306
                                                    -------
            FINANCIAL SERVICES -- 8.8%
       33   Franklin Resources, Inc..............     1,164
       13   Goldman Sachs Group, Inc. (The)......     1,206
       25   Merrill Lynch & Co., Inc.............     1,303
                                                    -------
                                                      3,673
                                                    -------
            HEALTH SERVICES -- 2.8%
       30   HCA, Inc.............................     1,156
                                                    -------
            MEDIA & ENTERTAINMENT -- 6.0%
      *40   Adelphia Communications Corp., Class
             A...................................     1,247
      *90   Liberty Media Corp., Class A.........     1,260
                                                    -------
                                                      2,507
                                                    -------
            METALS, MINERALS & MINING -- 5.0%
       32   Alcoa, Inc. .........................     1,141
       20   Vulcan Materials Co. ................       959
                                                    -------
                                                      2,100
                                                    -------
            RETAIL -- 8.4%
       40   CVS Corp. ...........................     1,184
       24   Home Depot, Inc. (The)...............     1,224
       19   Wal-Mart Stores, Inc. ...............     1,093
                                                    -------
                                                      3,501
                                                    -------
            RUBBER & PLASTICS PRODUCTS -- 2.7%
       20   NIKE, Inc., Class B..................     1,125
                                                    -------

                                                    MARKET
 SHARES                                              VALUE
---------                                           -------
            SOFTWARE & SERVICES -- 10.9%
       29   Adobe Systems, Inc. .................   $   900
      *45   AOL Time Warner, Inc. ...............     1,445
      *21   Intuit, Inc. ........................       898
      *20   Microsoft Corp. .....................     1,325
                                                    -------
                                                      4,568
                                                    -------
            TRANSPORTATION -- 2.4%
       26   Boeing Co. (The).....................     1,008
                                                    -------
            UTILITIES -- 3.2%
       30   El Paso Corp.........................     1,338
                                                    -------
            Total common stocks..................   $38,633
                                                    =======

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 8.9%
            REPURCHASE AGREEMENT -- 8.9%
$   3,737   Joint Repurchase Agreement (See Note
             2(d)) 1.677% due 01/02/02              $ 3,737
                                                    -------
            Total short-term securities..........   $ 3,737
                                                    =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $37,162).......    92.5%  $38,633
Total short-term securities (cost
  $3,737)................................     8.9     3,737
                                            -----   -------
Total investment in securities (total
  cost $40,899)..........................   101.4    42,370
Cash, receivables and other assets.......     2.4       988
Payable for securities purchased.........    (3.8)   (1,574)
Dividends payable........................    (0.0)       (5)
Other liabilities........................    (0.0)       (8)
                                            -----   -------
Net assets...............................   100.0%  $41,771
                                            =====   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 40,260 shares
  outstanding...................................   $    40
Capital surplus.................................    39,720
Accumulated undistributed net realized gain on
  investments...................................       540
Unrealized appreciation of investments..........     1,471
                                                   -------
Net assets......................................   $41,771
                                                   =======

Class IA
  Net asset value per share ($32,968 / 31,772
    shares outstanding) (600,000 shares
    authorized)...................................   $1.04
                                                     =====
Class IB
  Net asset value per share ($8,803 / 8,488 shares
    outstanding) (200,000 shares authorized)......   $1.04
                                                     =====

 * Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- 92.0%
            AUSTRALIA -- 2.2%
    11      Australian Gas Light Co. (Utilities)...  $   51
   *19      Australian Pipeline Trust (Metals,
             Minerals & Mining)....................      25
    49      Goodman Fielder Ltd. (Food, Beverage &
             Tobacco)..............................      35
                                                     ------
                                                        111
                                                     ------
            DENMARK -- 1.9%
     3      Radiometer A/S (Medical Instruments &
             Supplies).............................      96
                                                     ------
            FINLAND -- 1.9%
  ***3      Hartwall Oyj ABP (Food, Beverage &
             Tobacco)..............................      59
   *10      Okmetic Oyj (Electronics)..............      41
                                                     ------
                                                        100
                                                     ------
            FRANCE -- 11.5%
     2      Cegedim S.A. (Business Services).......     105
     1      Cegid (Business Services)..............      62
    *1      Devoteam S.A. (Business Services)......      20
    *6      Generale De Sante (Medical Instruments
             & Supplies)...........................      78
     1      Groupe Legris Industries S.A
             (Machinery)...........................      21
     2      Rallye S.A. (Retail)...................      76
    12      Risc Technology (Communications).......      86
     1      Societe Virbac S.A. (Medical
             Instruments & Supplies)...............     104
    *1      Wavecom S.A. (Communications)..........      38
                                                     ------
                                                        590
                                                     ------
            GERMANY -- 9.4%
     3      AWD Holding AG (Financial Services)....      78
   *40      Ceyoniq AG (Software & Services).......     202
    *3      Evotec Biosystems AG (Research &
             Testing Facilities)...................      26
   *18      MWG-Biotech AG (Medical Instruments &
             Supplies).............................      31
   *12      PSI AG (Software & Services)...........     102
    *3      UMS United Medical Systems
             International AG (Health Services)....      45
                                                     ------
                                                        484
                                                     ------
            HONG KONG -- 6.5%
  *@48      Clear Media Ltd. (Business Services)...      35
   204      Sa Sa International Holdings Ltd
             (Retail)..............................      15
   134      Techtronic Industries Co. (Electrical
             Equipment)............................      54
  *310      TPV Technology Ltd. (Computers & Office
             Equipment)............................      97
   *88      VTech Holdings Ltd. (Electronics)......      61
    39      Yue Yuen Industrial Holdings Ltd.
             (Retail)..............................      73
                                                     ------
                                                        335
                                                     ------
            ITALY -- 0.9%
    16      Esaote S.p.A. (Medical Instruments &
             Supplies).............................      47
                                                     ------

                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
            JAPAN -- 27.7%
     1      Asahi Broadcasting Corp
             (Communications)......................  $   41
     6      Asia Securities Printing Co., Ltd.
             (Business Services)...................      40
     2      Fukuda Denshi Co., Ltd. (Medical
             Instruments and Supplies).............      45
     7      Getz Brothers & Co., Inc. (Medical
             Instruments & Supplies)...............      26
    16      Heiwa Real Estate Co. (Real Estate)....      29
     4      Hutech Norin Co., Ltd.
             (Transportation)......................      53
    20      Iwasaki Electric Co., Ltd. (Retail)....      41
    17      Kamigumi Co., Ltd. (Transportation)....      70
     7      Kikkoman Corp. (Food, Beverage &
             Tobacco)..............................      38
     6      Kirin Beverage Corp. (Food, Beverage &
             Tobacco)..............................      98
    15      Kyodo Printing Co., Ltd. (Business
             Services).............................      49
    37      Mitsui-Soko Co., Ltd.
             (Transportation)......................      73
    14      N.I.C. Corp. (Business Services).......     158
     4      Nagaileben Co., Ltd. (Banks)...........     106
    10      Nippon Shinyaku Co., Ltd. (Drugs)......      49
    28      Nissin Corp. (Transportation)..........      43
     3      Shinko Electric Industries Co., Ltd.
             (Electronics).........................      63
    25      Shinko Securities Co., Ltd. (Financial
             Services).............................      35
  *@@0      Sky Perfect (Communications)...........      76
     6      Sumida Corp. (Electrical)..............      81
    *7      Towa Corp. (Metals, Minerals &
             Mining)...............................      50
     7      Towa Pharmaceutical Co., Ltd.
             (Drugs)...............................      84
     2      USS Co., Ltd. (Retail).................      74
                                                     ------
                                                      1,422
                                                     ------
            LUXEMBOURG -- 0.9%
    *2      Thiel Logistik AG (Computers & Office
             Equipment)............................      47
                                                     ------
            NETHERLANDS -- 6.2%
     3      IHC Caland N.V. (Energy & Services)....     122
   *12      SNT Group N.V. (Business Services).....      90
     5      Volker Wessels Stevin N.V.
             (Construction)........................     108
                                                     ------
                                                        320
                                                     ------
            NEW ZEALAND -- 1.2%
    31      Tower Ltd. (Financial Services)........      63
                                                     ------
            SPAIN -- 1.1%
     4      Compania De Distribucion Integral
             Logista S.A. (Consumer Services)......      57
                                                     ------
            SWEDEN -- 1.7%
     8      Esselte AB, B Share (Computers & Office
             Equipment)............................      36
     3      Esselte AB, A Share (Computers & Office
             Equipment)............................      11
     6      Gambro AB, B Shares (Medical
             Instruments & Supplies)...............      39
                                                     ------
                                                         86
                                                     ------
            UNITED KINGDOM -- 18.9%
    52      Abbot Group PLC (Energy & Services)....      92
    66      Ashtead Group PLC (Financial
             Services).............................      75
    31      DS Smith PLC (Forest & Paper
             Products).............................      71

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                            ------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
   111      Express Dairies PLC (Food, Beverage &
             Tobacco)..............................  $   22
    33      Informa Group PLC (Media &
             Entertainment)........................     129
    32      Laird Group PLC (Electronics)..........      73
  *347      Premier Oil PLC (Energy & Services)....      84
    14      RM PLC (Software & Services)...........      48
    64      Securicor PLC (Consumer Services)......     109
    39      Shanks Group PLC (Energy & Services)...      95
    30      UMECO PLC (Aerospace & Defense)........      96
    51      Whatman PLC (Software & Services)......      79
                                                     ------
                                                        973
                                                     ------
            Total common stocks....................  $4,731
                                                     ======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 6.0%
            REPURCHASE AGREEMENT -- 6.0%
  $306      Joint Repurchase Agreement (See Note
             2(d))
             1.677% due 01/02/02...................  $  306
                                                     ------
            Total short-term securities............  $  306
                                                     ======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $4,889)........    92.0%  $4,731
Total short-term securities (cost
  $306)..................................     6.0      306
                                            -----   ------
Total investment in securities (total
  cost $5,195)...........................    98.0    5,037
Cash, receivables and other assets.......     3.0      154
Payable for securities purchased.........    (0.9)     (46)
Dividends payable........................    (0.1)      (4)
                                            -----   ------
Net assets...............................   100.0%  $5,141
                                            =====   ======

 * Non-income producing during the period.
** Securities contain some restriction as to public resale. At December 31, 2001, the market value of these securities amounted to $59 or 1.2% of net assets.
@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of these securities amounted to $35 or 0.7% of net assets.
@@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

                                                    MARKET
                                                    VALUE
                                                    ------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 5,479 shares
  outstanding....................................   $    5
Capital surplus..................................    5,361
Distribution in excess of net investment
  income.........................................       (1)
Accumulated net realized loss on investments.....      (66)
Unrealized depreciation of investments...........     (158)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@..........       --
                                                    ------
Net assets.......................................   $5,141
                                                    ======
Class IA
  Net asset value per share ($4,373 / 4,660
    shares outstanding) (600,000 shares
    authorized)..................................   $ 0.94
                                                    ======
Class IB
  Net asset value per share ($768 / 819 shares
    outstanding) (200,000 shares authorized).....   $ 0.94
                                                    ======

DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense......................     1.9%  $   96
Banks....................................     2.1      106
Business Services........................    12.5      645
Communications...........................     3.0      155
Computers & Office Equipment.............     3.7      191
Construction.............................     2.1      108
Consumer Services........................     3.2      166
Drugs....................................     2.6      133
Electrical Equipment.....................     2.6      135
Electronics..............................     4.6      238
Energy & Services........................     7.6      393
Financial Services.......................     4.9      251
Food, Beverage & Tobacco.................     4.9      252
Forest & Paper Products..................     1.4       71
Health Services..........................     0.9       45
Machinery................................     0.4       21
Media & Entertainment....................     2.5      129
Medical Instruments & Supplies...........     9.1      466
Metals, Minerals & Mining................     1.5       75
Real Estate..............................     0.6       29
Research & Testing Facilities............     0.5       26
Retail...................................     5.4      279
Software & Services......................     8.4      431
Transportation...........................     4.6      239
Utilities................................     1.0       51
                                            -----   ------
  Total common stocks....................    92.0%  $4,731
                                            =====   ======

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
DESCRIPTION                                  ------------            --------            --------            --------------
-----------
British Pound (Buy)                              $20                   $20               01/03/02               $    --
EURO (Buy)                                         6                     6               01/02/02                    --
EURO (Buy)                                         6                     6               01/03/02                    --
EURO (Buy)                                        14                    14               01/04/02                    --
Japanese Yen (Sell)                                5                     5               01/08/02                    --
                                                                                                                -------
                                                                                                                $    --
                                                                                                                =======

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD SMALL COMPANY HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 97.5%
            BANKS -- 0.9%
     334    People's Bank........................   $  7,090
                                                    --------
            BUSINESS SERVICES 4.9%
    *627    Getty Images, Inc. ..................     14,417
   *+184    Iron Mountain, Inc. .................      8,072
    *211    Mobile Mini, Inc. ...................      8,247
 *+1,019    Scientific Games Corp., Class A......      8,919
                                                    --------
                                                      39,655
                                                    --------
            CHEMICALS -- 2.0%
    *557    Airgas, Inc. ........................      8,415
     476    Wellman, Inc. .......................      7,378
                                                    --------
                                                      15,793
                                                    --------
            COMMUNICATIONS -- 1.6%
   *+236    Plantronics, Inc. ...................      6,038
   *+296    Titan Corp. (The)....................      7,380
                                                    --------
                                                      13,418
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    *178    Planar Systems, Inc. ................      3,749
                                                    --------
            CONSTRUCTION -- 1.4%
     475    Granite Construction, Inc. ..........     11,430
                                                    --------
            CONSUMER DURABLES -- 4.4%
    *267    Arrow Electronics, Inc. .............      7,979
    *308    Furniture Brands International,
             Inc. ...............................      9,871
     262    Hughes Supply, Inc. .................      8,090
     198    Martin Marietta Materials, Inc. .....      9,223
                                                    --------
                                                      35,163
                                                    --------
            CONSUMER NON-DURABLES -- 0.5%
    *117    United Stationers, Inc. .............      3,930
                                                    --------
            DRUGS -- 3.1%
    *260    ArQule, Inc. ........................      4,415
   *+283    ImmunoGen, Inc. .....................      4,694
   *+127    NPS Pharmaceuticals, Inc. ...........      4,873
    *309    Serologicals Corp. ..................      6,650
    *175    Vertex Pharmaceuticals, Inc. ........      4,303
                                                    --------
                                                      24,935
                                                    --------
            ELECTRONICS -- 7.5%
    *729    Adaptec, Inc. .......................     10,573
   *+818    ASE Test Ltd. .......................     11,393
     456    ATI Technologies, Inc. ..............      5,786
   *+393    Emcore Corp. ........................      5,282
    *302    Fairchild Semiconductor International
             Corp., Class A......................      8,503
    *110    Helen of Troy Ltd. ..................      1,366
   *+122    Oak Technology, Inc. ................      1,674
    *652    Pericom Semiconductor Corp. .........      9,456
   *+181    Zoran Corp. .........................      5,917
                                                    --------
                                                      59,950
                                                    --------
            ENERGY & SERVICES -- 1.5%
     865    Chesapeake Energy Corp. .............      5,715
     243    Patina Oil & Gas Corp. ..............      6,680
                                                    --------
                                                      12,395
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            EXCHANGE TRADED FUNDS -- 1.5%
     206    iShares Russell 2000 Growth Index
             Fund................................   $ 11,854
                                                    --------
            FINANCIAL SERVICES -- 4.9%
     332    Federated Investors, Inc., Class B...     10,571
    *207    Investment Technology Group, Inc. ...      8,074
     238    Legg Mason, Inc. ....................     11,916
     315    Van Der Moolen Holding N.V. .........      9,057
                                                    --------
                                                      39,618
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 1.6%
     229    Bunge Ltd. ..........................      5,322
   1,433    Swedish Match AB.....................      7,581
                                                    --------
                                                      12,903
                                                    --------
            FOREST & PAPER PRODUCTS -- 3.5%
     177    Boise Cascade Corp. .................      6,011
     257    Bowater, Inc. .......................     12,268
    *562    Pactiv Corp. ........................      9,967
                                                    --------
                                                      28,246
                                                    --------
            HEALTH SERVICES -- 3.9%
    *189    AmSurg Corp. ........................      5,129
    *270    Edwards Lifesciences Corp. ..........      7,453
    *243    Option Care, Inc. ...................      4,741
    *474    Triad Hospitals, Inc. ...............     13,899
                                                    --------
                                                      31,222
                                                    --------
            HOTELS & GAMING -- 1.5%
     269    Fairmont Hotels & Resorts, Inc. .....      6,431
   *+159    Multimedia Games, Inc. ..............      6,030
                                                    --------
                                                      12,461
                                                    --------
            INSURANCE -- 3.9%
     341    Galligher (Arthur J.) & Co. .........     11,771
    *709    HealthExtras, Inc. ..................      4,047
     *76    Trigon Healthcare, Inc. .............      5,248
    *432    Willis Group Holdings Ltd. ..........     10,175
                                                    --------
                                                      31,241
                                                    --------
            MACHINERY -- 1.7%
    *316    Ultratech Stepper, Inc. .............      5,219
    *114    Varian Medical Systems, Inc. ........      8,116
                                                    --------
                                                      13,335
                                                    --------
            MEDIA & ENTERTAINMENT -- 6.7%
    *330    Argosy Gaming Co. ...................     10,748
    *599    Cablevision Systems Corp. -- Rainbow
             Media Group.........................     14,796
   *+469    Cox Radio, Inc., Class A.............     11,953
    *952    Entravision Communications Corp. ....     11,375
    +504    Pegasus Communications Corp., Class
             A...................................      5,242
                                                    --------
                                                      54,114
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES --5.5%
    *442    Armor Holdings, Inc. ................     11,934
     184    Beckman Coulter, Inc. ...............      8,156
     256    DENTSPLY International, Inc. ........     12,869
   *+298    Lumenis Ltd. ........................      5,869
   *+471    OraSure Technologies, Inc. ..........      5,719
                                                    --------
                                                      44,547
                                                    --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 3.1%
     752    AK Steel Holding Corp. ..............   $  8,562
    *107    Alliant Techsystems, Inc. ...........      8,274
     114    Ball Corp. ..........................      8,083
                                                    --------
                                                      24,919
                                                    --------
            REAL ESTATE -- 0.2%
     111    Annaly Mortgage Management, Inc.
             (REIT)..............................      1,770
                                                    --------
            RESEARCH & TESTING FACILITIES -- 0.5%
    *138    Applera Corp. -- Celera Genomics
             Group...............................      3,691
                                                    --------
            RETAIL -- 12.0%
    *518    AFC Enterprises, Inc. ...............     14,695
    *682    Barnes & Noble, Inc. ................     20,193
     424    CBRL Group, Inc. ....................     12,478
    *104    Cheesecake Factory, Inc. (The).......      3,603
   *+137    Electronics Boutique Holdings
             Corp. ..............................      5,454
   3,632    Electronics Boutique PLC.............      7,242
   *+298    Hollywood Entertainment Corp. .......      4,265
    *216    O'Reilly Automotive, Inc. ...........      7,865
     496    PETsMART, Inc. ......................      4,878
    *207    Too, Inc. ...........................      5,679
    *259    ValueVision International, Inc. .....      5,082
   *+120    Whole Foods Market, Inc. ............      5,226
                                                    --------
                                                      96,660
                                                    --------
            SOFTWARE & SERVICES -- 11.1%
 *+1,733    Acclaim Entertainment, Inc. .........      9,186
*##1,962    Acclaim Entertainment, Inc., PIPE ...     10,399
    *349    DigitalThink, Inc. ..................      3,771
    *816    Enterasys Networks, Inc. ............      7,217
     *40    GTECH Holdings Corp. ................      1,805
    *611    Hyperion Solutions Corp. ............     12,126
    *550    Openwave Systems, Inc. ..............      5,380
   *+252    Optimal Robotics Corp. ..............      8,925
    *227    SERENA Software, Inc. ...............      4,929
   *+416    SmartForce Public Ltd., Co., ADR          10,301
   *+279    Stellent, Inc. ......................      8,242
   *+415    Take-Two Interactive Software,
             Inc. ...............................      6,704
                                                    --------
                                                      88,985
                                                    --------
            TRANSPORTATION -- 6.6%
    *320    Arkansas Best Corp. .................      9,215
     244    CNF Transportation, Inc. ............      8,186
    *201    Navistar International Corp. ........      7,951
    *296    Ryanair Holdings PLC, ADR............      9,487
     286    SkyWest, Inc. .......................      7,290
    *207    Swift Transportation Co., Inc. ......      4,461
     256    Werner Enterprises, Inc. ............      6,209
                                                    --------
                                                      52,799
                                                    --------
            UTILITIES -- 1.1%
   *+291    Waste Connections, Inc. .............      9,027
                                                    --------
            Total common stocks..................   $784,900
                                                    ========

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
SHORT-TERM SECURITIES -- 5.2%
            REPURCHASE AGREEMENT -- 5.2%
 $41,515    Joint Repurchase Agreement (See Note
             2(d)) 1.677% due 01/02/02...........   $ 41,515
                                                    --------
            Total short-term securities..........   $ 41,515
                                                    ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $710,720).....    97.5%  $784,900
Total short-term securities (cost
  $41,515)..............................     5.2     41,515
                                           -----   --------
Total investment in securities (total
  cost $752,235)........................   102.7    826,415
Cash, receivables and other assets......     0.7      5,624
Securities lending collateral (See Note
  2(i)).................................    10.9     88,014
Payable for securities purchased........    (3.3)   (26,197)
Payable for Fund shares redeemed........    (0.1)    (1,169)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (10.9)   (88,014)
Other liabilities.......................    (0.0)       (49)
                                           -----   --------
Net assets..............................   100.0%  $804,624
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  1,500,000 shares authorized; 604,247 shares
  outstanding.................................   $  60,425
Capital surplus...............................     927,872
Accumulated net realized loss on
  investments.................................    (257,853)
Unrealized appreciation of investments........      74,180
                                                 ---------
Net assets....................................   $ 804,624
                                                 =========

Class IA
  Net asset value per share ($745,253 / 559,474
    shares outstanding) (1,125,000 shares
    authorized)....................................   $1.33
                                                     ======
Class IB
  Net asset value per share ($59,371 / 44,773
    shares outstanding) (375,000 shares
    authorized)....................................   $1.33
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

## Illiquid securities (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- 93.7%
            CANADA -- 1.0%
      3     Canadian National Railway Co.
             (Transportation).....................   $   145
                                                     -------
            FINLAND -- 2.4%
     14     Nokia Oyj (Communications)............       356
                                                     -------
            FRANCE -- 12.9%
      3     Altran Technologies S.A. (Business
             Services)............................       127
     11     AXA (Financial Services)..............       224
      3     Banque Nationale de Paris (BNP)
             (Banks)..............................       286
    @@0     Bouygues Offshore S.A. (Energy &
             Services)............................         1
      4     Club Mediterranee S.A. (Consumer
             Services)............................       128
      4     Essilor International S.A. (Medical
             Instruments and Supplies)............       127
      2     Pinault-Printemps-Redoute S.A
             (Retail).............................       283
      3     TotalFinaElf S.A., B Shares (Energy &
             Services)............................       400
     16     Usinor Sacilor (Metals, Minerals &
             Mining)..............................       196
      3     Vivendi S.A. (Media &
             Entertainment).......................       175
                                                     -------
                                                       1,947
                                                     -------
            GERMANY -- 9.1%
      3     Adidas AG (Apparel & Textile).........       216
      9     Bayerische Vereinsbank AG (Banks).....       265
      4     Deutsche Bank AG (Banks)..............       282
     14     Deutsche Telekom AG (Communications)..       233
      1     Porsche AG (Transportation)...........       229
      3     Schering AG (Drugs)...................       150
                                                     -------
                                                       1,375
                                                     -------
            HONG KONG -- 1.2%
    366     Legend Holdings Ltd. (Computers &
             Office Equipment)....................       187
                                                     -------
            IRELAND -- 2.1%
    *10     Ryanair Holdings PLC, ADR
             (Transportation).....................       317
                                                     -------
            ISRAEL -- 1.1%
     *4     Check Point Software Technologies Ltd.
             (Software & Services)................       164
                                                     -------
            ITALY -- 2.0%
    237     Olivetti S.p.A. (Communications)......       304
                                                     -------
            JAPAN -- 7.5%
      2     FANUC Ltd. (Electronics)..............        94
      6     Fujisawa Pharmaceutical Co., Ltd
             (Drugs)..............................       138
      2     Nintendo Co., Ltd. (Consumer Non-
             Durables)............................       315
     35     Nissan Motor Co., Ltd.
             (Transportation).....................       186

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
            JAPAN -- (CONTINUED)
   *@@0     Sky Perfect (Communications)..........   $    62
      7     Sony Corp. (Electronics)..............       338
                                                     -------
                                                       1,133
                                                     -------
            NETHERLANDS -- 5.8%
      3     Boskalis Westminster (Construction)...        86
    *@6     Koninklijke (Royal) KPN N.V
             (Communications).....................        31
     35     Koninklijke (Royal) KPN N.V
             (Communications).....................       179
    *17     KPNQwest N.V. (Software & Services)...       120
      8     Schlumberger Ltd. (Energy &
             Services)............................       451
                                                     -------
                                                         867
                                                     -------
            NORWAY -- 2.4%
    *16     Tandberg ASA (Communications).........       367
                                                     -------
            RUSSIA -- 2.2%
     10     Surgutneftegaz, ADR (Energy &
             Services)............................       160
      2     YUKOS, ADR (Energy & Services)........       172
                                                     -------
                                                         332
                                                     -------
            SOUTH KOREA -- 5.6%
     12     Hyundai Motor Co., Ltd
             (Transportation).....................       251
     @3     Samsung Electronics, GDR
             (Electronics)........................       393
      9     SK Telecom Co., Ltd (Communications)..       195
                                                     -------
                                                         839
                                                     -------
            SPAIN -- 2.6%
     18     Amadeus Global Travel Distribution
             S.A. (Consumer Services).............       102
     *6     Sogecable S.A. (Media &
             Entertainment).......................       137
    *11     Telefonica S.A. (Communications)......       151
                                                     -------
                                                         390
                                                     -------
            SWEDEN -- 3.6%
     11     Swedish Match AB (Consumer
             Non-Durables)........................        57
     88     Telefonaktiebolaget LM Ericcson, B
             Shares (Communications)..............       478
                                                     -------
                                                         535
                                                     -------
            SWITZERLAND -- 3.7%
      4     Credit Suisse Group (Banks)...........       170
      1     Nestle S.A. (Food, Beverage &
             Tobacco).............................       200
      9     Serono S.A., ADR (Drugs)..............       193
                                                     -------
                                                         563
                                                     -------
            UNITED KINGDOM -- 27.4%
      7     AstraZeneca PLC (Drugs)...............       325
     13     BP PLC (Energy & Services)............       102
     42     British Airways PLC
             (Transportation).....................       121
     72     Cable & Wireless PLC
             (Communications).....................       343
     39     Capita Group PLC (Business
             Services)............................       271
     43     Chubb PLC (Communications)............       108
    105     Marks & Spencer PLC (Retail)..........       555
   *164     mm02 PLC (Communications).............       206

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     67     P&O Princess Cruises PLC
             (Transportation).....................   $   391
    113     Rentokil Initial PLC (Business
             Services)............................       450
     14     Royal Bank of Scotland Group PLC
             (Banks)..............................       348
     47     Smith & Nephew PLC (Medical
             Instruments & Supplies)..............       283
    235     Vodafone Group PLC (Communications)          613
                                                     -------
                                                       4,116
                                                     -------
            UNITED STATES OF AMERICA -- 1.1%
      2     Gucci Group N.V., NY Shares (Apparel &
             Textile).............................       161
                                                     -------
            Total common stocks...................   $14,098
                                                     =======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 6.6%
            REPURCHASE AGREEMENT -- 6.6%
 $1,000     Joint Repurchase Agreement (See Note
             2(d))
             1.677% due 01/02/02..................   $ 1,000
                                                     -------
            Total short-term securities...........   $ 1,000
                                                     =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $13,250).......    93.7%  $14,098
Total short-term securities (cost
  $1,000)................................     6.6     1,000
                                            -----   -------
Total investment in securities (total
  cost $14,250)..........................   100.3    15,098
Cash, receivables and other assets.......     4.0       597
Payable for securities purchased.........    (4.2)     (629)
Payable for Fund shares redeemed.........    (0.1)      (19)
Dividends payable........................    (0.0)       (3)
                                            -----   -------
Net assets...............................   100.0%  $15,044
                                            =====   =======

  *  Non-income producing during the period.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $424 or 2.8% of net assets.
 @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

                                                   MARKET
                                                    VALUE
                                                   -------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 17,512 shares
  outstanding...................................   $    18
Capital surplus.................................    15,124
Accumulated undistributed net investment
  income........................................        10
Accumulated net realized loss on investments....      (951)
Unrealized appreciation of investments..........       848
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(g))@@@.........        (1)
Unrealized depreciation of other assets and
  liabilities in foreign currencies.............        (4)
                                                   -------
Net assets......................................   $15,044
                                                   =======

Class IA
  Net asset value per share ($9,969 / 11,601 shares
    outstanding) (600,000 shares authorized)........ $ 0.86
                                                     ======
Class IB
  Net asset value per share ($5,075 / 5,911 shares
    outstanding) (200,000 shares authorized)........ $ 0.86
                                                     ======

DIVERSIFICATION BY INDUSTRY:
Apparel & Textile.........................    2.5%  $   377
Banks.....................................    9.0     1,351
Business Services.........................    5.6       848
Communications............................   23.3     3,518
Computers & Office Equipment..............    1.2       187
Construction..............................    0.6        86
Consumer Non-Durables.....................    2.1       315
Consumer Services.........................    0.7       102
Drugs.....................................    5.4       806
Electronics...............................    6.2       933
Energy & Services.........................    8.5     1,286
Financial Services........................    1.5       224
Food, Beverage & Tobacco..................    1.7       257
Hotels & Gaming...........................    0.9       128
Media & Entertainment.....................    2.1       312
Medical Instruments & Supplies............    2.7       410
Metals, Minerals & Mining.................    1.3       196
Retail....................................    5.6       838
Software & Services.......................    1.9       284
Transportation............................   10.9     1,640
                                             ----   -------
         Total common stocks..............   93.7%  $14,098
                                             ====   =======

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                                     UNREALIZED
                                                                           CONTRACT            DELIVERY             APPRECIATION
                                                   MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                   DESCRIPTION                     ------------            --------            --------            --------------
                   -----------
British Pound (Buy)                                    $153                  $153              01/02/02               $    --
British Pound (Buy)                                       7                     7              01/03/02                    --
British Pound (Buy)                                      13                    13              01/04/02                    --
EURO (Buy)                                              147                   146              01/03/02                     1
EURO (Buy)                                                1                     1              01/04/02                    --
EURO (Sell)                                             235                   232              01/02/02                    (3)
Hong Kong Dollar (Buy)                                    6                     6              01/03/02                    --
Japanese Yen (Buy)                                       29                    29              01/08/02                    --
Japanese Yen (Sell)                                     124                   125              01/04/02                     1
Norwegian Krone (Buy)                                    12                    12              01/04/02                    --
Swedish Krona (Buy)                                      17                    17              01/03/02                    --
Swiss Franc (Buy)                                        12                    12              01/04/02                    --
                                                                                                                      -------
                                                                                                                      $    (1)
                                                                                                                      =======

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 93.7%
            AEROSPACE & DEFENSE -- 1.6%
   4,400    Raytheon Co. ......................   $  142,868
                                                  ----------
            BANKS -- 4.4%
   1,180    Bank of America Corp. .............       74,281
   2,760    Citigroup, Inc. ...................      139,325
   1,200    Golden West Financial Corp. .......       70,620
   3,500    Washington Mutual, Inc. ...........      114,450
                                                  ----------
                                                     398,676
                                                  ----------
            BUSINESS SERVICES -- 2.2%
  *3,000    KPMG Consulting, Inc. .............       49,710
  +3,000    Manpower, Inc. ....................      101,130
 *+2,100    United Rentals (North America),
             Inc. .............................       47,670
                                                  ----------
                                                     198,510
                                                  ----------
            COMMUNICATIONS -- 6.1%
   8,136    AT&T Corp. ........................      147,593
     863    Cable & Wireless PLC...............        4,141
     627    Harris Corp. ......................       19,124
 *@3,598    Koninklijke (Royal) KPN N.V. ......       18,292
   1,500    Motorola, Inc. ....................       22,530
 *+6,500    NTL, Inc. .........................        6,110
   8,000    Qwest Communications International,
             Inc. .............................      113,040
  *4,000    Sonus Networks, Inc. ..............       18,480
 *15,000    WorldCom, Inc. -- WorldCom Group         211,200
                                                  ----------
                                                     560,510
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.6%
  *3,600    Cisco Systems, Inc. ...............       65,196
   5,000    Compaq Computer Corp. .............       48,800
   1,900    Minnesota Mining & Manufacturing
             Co. ..............................      224,599
  *4,700    Solectron Corp. ...................       53,016
  +1,517    Symbol Technologies, Inc. .........       24,093
                                                  ----------
                                                     415,704
                                                  ----------
            CONSTRUCTION -- 0.9%
   6,302    Halliburton Co. ...................       82,552
                                                  ----------
            CONSUMER NON-DURABLES -- 4.0%
   3,482    McKesson Corp. ....................      130,212
  *1,277    Safeway, Inc. .....................       53,331
   3,000    Tyco International Ltd. ...........      176,700
                                                  ----------
                                                     360,243
                                                  ----------
            DRUGS -- 3.9%
    @440    Fujisawa Pharmaceutical Co.,
             Ltd. .............................       10,139
   4,500    Pharmacia Corp. ...................      191,925
   1,480    Teva Pharmaceutical Industries
             Ltd., ADR.........................       91,200
  *2,124    Watson Pharmaceuticals, Inc. ......       66,675
                                                  ----------
                                                     359,939
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ELECTRICAL EQUIPMENT -- 1.1%
   *+833    Ionics, Inc. ......................   $   25,006
  *3,000    Thermo Electron Corp. .............       71,580
                                                  ----------
                                                      96,586
                                                  ----------
            ELECTRONICS -- 6.4%
 *11,500    Agere Systems, Inc. ...............       65,435
 *+1,500    Flextronics International Ltd. ....       35,985
     824    Samsung Electronics Co., Ltd. .....      175,009
  *4,000    Sanmina -- SCI Corp. ..............       79,600
   2,400    Sony Corp. ........................      109,690
 *45,000    Tawain Semiconductor Manufacturing
             Co., Ltd. ........................      112,532
     792    Xerox Corp. .......................        8,254
                                                  ----------
                                                     586,505
                                                  ----------
            ENERGY & SERVICES -- 6.1%
  *2,901    Canadian Natural Resources Ltd. ...       69,631
     943    ChevronTexaco Corp. ...............       84,466
   3,420    Petroleo Brasileiro S.A., ADR......       79,679
  #1,879    Petroleo Brasileiro S.A., ADR......       41,770
  *4,100    Rowan Cos., Inc. ..................       79,417
   8,000    Sasol Ltd., ADR....................       70,800
    +526    ValeroEnergyCorp. .................       20,032
  +3,076    XTOEnergy, Inc. ...................       53,821
    +732    YUKOS, ADR.........................       57,073
                                                  ----------
                                                     556,689
                                                  ----------
            FINANCIAL SERVICES -- 2.0%
   6,000    Abbey National PLC.................       85,491
  *1,846    Converium Holding AG, ADR..........       45,033
   1,000    Legg Mason, Inc. ..................       49,980
                                                  ----------
                                                     180,504
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 3.4%
   7,511    Archer-Daniels-Midland Co. ........      107,787
   3,194    Bunge Ltd. ........................       74,352
   2,756    Philip Morris Cos., Inc. ..........      126,367
                                                  ----------
                                                     308,506
                                                  ----------
            FOREST & PAPER PRODUCTS -- 0.6%
  *3,500    Smurfit-Stone Container Corp. .....       55,895
                                                  ----------
            HEALTH SERVICES -- 0.5%
  *1,900    First Health Group Corp. ..........       47,006
                                                  ----------
            INSURANCE -- 6.4%
   6,489    Ace Ltd. ..........................      260,521
   1,228    American International Group,
             Inc. .............................       97,480
   *+115    Anthem, Inc. ......................        5,702
   1,998    MBIA, Inc. ........................      107,169
   2,558    St. Paul Cos., Inc. (The)..........      112,493
                                                  ----------
                                                     583,365
                                                  ----------
            MACHINERY -- 2.5%
   2,546    Deere & Co. .......................      111,163
   1,999    Ingersoll-Rand Co. ................       83,587
  *2,000    Terex Corp. .......................       35,080
                                                  ----------
                                                     229,830
                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 5.1%
    *936    Adelphia Communications Corp.,
             Class A...........................   $   29,175
  *2,000    Clear Channel Communications,
             Inc. .............................      101,820
  *3,800    Comcast Corp., Class A.............      136,800
  *8,500    Liberty Media Corp., Class A.......      119,000
 *+2,500    Six Flags, Inc. ...................       38,450
  *1,520    USA Networks, Inc. ................       41,511
                                                  ----------
                                                     466,756
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
   5,000    Becton, Dickinson & Co. ...........      165,750
  *2,517    Boston Scientific Corp. ...........       60,717
    *430    Viasys Healthcare, Inc. ...........        8,692
                                                  ----------
                                                     235,159
                                                  ----------
            METALS, MINERALS & MINING -- 3.9%
   3,400    Alcoa, Inc. .......................      120,870
   2,250    Engelhard Corp. ...................       62,280
  +1,623    LUKoil, ADR........................       80,334
   3,365    Precision Castparts Corp. .........       95,061
                                                  ----------
                                                     358,545
                                                  ----------
            REAL ESTATE -- 1.5%
   1,500    Boston Properties, Inc. (REIT).....       57,000
  *3,100    Security Capital Group, Inc., Class
             B.................................       78,647
                                                  ----------
                                                     135,647
                                                  ----------
            RESEARCH & TESTING FACILITIES -- 1.0%
    *549    Applera Corp. -- Celera Genomics
             Group.............................       14,642
   *+700    CV Therapeutics, Inc. .............       36,414
 *+1,400    Regeneron Pharmeceuticals, Inc. ...       39,424
                                                  ----------
                                                      90,480
                                                  ----------
            RETAIL -- 4.1%
 *+1,897    Cheesecake Factory, Inc. (The).....       65,966
   5,000    Dollar General Corp. ..............       74,500
  *9,500    Staples, Inc. .....................      177,650
   1,465    Target Corp. ......................       60,130
                                                  ----------
                                                     378,246
            RUBBER & PLASTICS PRODUCTS -- 0.6%
     956    NIKE, Inc., Class B................       53,788
                                                  ----------
            SOFTWARE & SERVICES -- 6.4%
  *4,000    AOL Time Warner, Inc. .............      128,400
  *1,506    Avant! Corp. ......................       30,864
    *729    Cognex Corp. ......................       18,665
 *+8,400    i2 Technologies, Inc. .............       66,360
  *1,100    Microsoft Corp. ...................       72,897
  *6,500    Oracle Corp. ......................       89,765
 *+4,178    Peregrine Systems, Inc. ...........       61,954
 *+2,500    Rational Software Corp. ...........       48,750
   *+900    VeriSign, Inc. ....................       34,236
 *+6,500    Vignette Corp. ....................       34,905
                                                  ----------
                                                     586,796
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            TRANSPORTATION -- 8.1%
  *3,700    AMR Corp. .........................   $   82,029
   1,500    CSX Corp. .........................       52,575
   3,747    Delphi Automotive Systems Corp. ...       51,185
  +4,760    Northrop Grumman Corp. ............      479,835
   1,000    USFreightways Corp. ...............       31,400
   1,881    Werner Enterprises, Inc. ..........       45,711
                                                  ----------
                                                     742,735
                                                  ----------
            UTILITIES -- 3.7%
 *+6,100    Calpine Corp. .....................      102,419
   4,500    CMS Energy Corp. ..................      108,135
   4,000    Waste Management, Inc. ............      127,640
                                                  ----------
                                                     338,194
                                                  ----------
            Total common stocks................   $8,550,234
                                                  ==========
CONVERTIBLE PREFERRED STOCKS -- 0.7%
            COMMUNICATIONS -- 0.7%
     @55    Lucent Technologies, Inc. .........   $   62,013
                                                  ----------
            Total convertible preferred
             stocks............................   $   62,013
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 6.4%
            REPURCHASE AGREEMENT -- 6.4%
$582,239    Joint Repurchase Agreement (See
             Note 2(d))
            1.677% due 01/02/02................   $  582,239
                                                  ----------
            Total short-term securities........   $  582,239
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $8,539,175).........................    93.7%  $8,550,234
Total convertible preferred stocks
  (cost $55,844)......................     0.7       62,013
Total short-term securities (cost
  $582,239)...........................     6.4      582,239
                                         -----   ----------
Total investment in securities (total
  cost $9,177,258)....................   100.8    9,194,486
Cash, receivables and other assets....     0.3       35,818
Securities lending collateral (See
  Note 2(i))..........................     3.5      321,504
Payable for securities purchased......    (1.1)    (100,798)
Payable for Fund shares redeemed......    (0.0)        (701)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (3.5)    (321,504)
Other liabilities.....................    (0.0)        (964)
                                         -----   ----------
Net assets............................   100.0%  $9,127,841
                                         =====   ==========

The accompanying notes are an integral part of this financial statement.

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
                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  4,000,000 shares authorized; 2,296,602
  shares outstanding..........................   $  229,660
Capital surplus...............................    9,181,434
Accumulated undistributed net investment
  income......................................        5,832
Accumulated net realized loss on
  investments.................................     (306,272)
Unrealized appreciation of investments........       17,228
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@.......           15
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........          (56)
                                                 ----------
Net assets....................................   $9,127,841
                                                 ==========

Class IA
  Net asset value per share ($8,734,600 / 2,197,493
    shares outstanding) (3,250,000 shares
    authorized)....................................  $3.97
                                                     =====
Class IB
  Net asset value per share ($393,241 / 99,109
    shares outstanding) (750,000 shares
    authorized)....................................  $3.97
                                                     =====

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $90,444 or 1.0% of net assets.
###  This ADR issue represents preference shares.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
DESCRIPTION                                  ------------            --------            --------            --------------
-----------
British Pound (Buy)                             $  953                $  951             01/02/02                $    2
British Pound (Buy)                              3,168                 3,155             01/03/02                    13
                                                                                                                 ------
                                                                                                                 $   15
                                                                                                                 ======

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD MIDCAP VALUE HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 96.5%
            BANKS -- 10.4%
      49    Charter One Financial, Inc. .........   $  1,329
      43    Golden State Bancorp, Inc. ..........      1,119
      18    Golden West Financial Corp. .........      1,053
      76    Hibernia Corp., Class A..............      1,345
      60    Metris Cos., Inc. ...................      1,553
      41    Pacific Century Financial Corp. .....      1,069
      62    UnionBanCal Corp. ...................      2,345
      87    Webster Financial Corp. .............      2,730
                                                    --------
                                                      12,543
                                                    --------
            BUSINESS SERVICES -- 5.2%
    *107    KPMG Consulting, Inc. ...............      1,773
     *42    Rent-A-Center, Inc. .................      1,417
     *93    United Rentals (North America).......      2,109
    *196    UnitedGlobalCom, Inc., Class A.......        982
                                                    --------
                                                       6,281
                                                    --------
            CHEMICALS -- 2.1%
      12    Air Products & Chemicals, Inc. ......        554
      45    Cambrex Corp. .......................      1,971
                                                    --------
                                                       2,525
                                                    --------
            COMMUNICATIONS -- 0.2%
    *571    McLeodUSA, Inc., Class A.............        211
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.6%
     114    Cirrus Logic, Inc. ..................      1,501
     *99    Palm, Inc. ..........................        383
                                                    --------
                                                       1,884
                                                    --------
            CONSTRUCTION -- 4.1%
      33    Granite Construction, Inc. ..........        792
      33    ITT Industries, Inc. ................      1,641
     *56    Toll Brothers, Inc. .................      2,445
                                                    --------
                                                       4,878
                                                    --------
            CONSUMER DURABLES -- 4.8%
    *106    Arrow Electronics, Inc. .............      3,154
      28    BorgWarner, Inc. ....................      1,453
      32    Lafarge North America, Inc. .........      1,214
                                                    --------
                                                       5,821
                                                    --------
            CONSUMER NON-DURABLES -- 5.6%
      77    Callaway Golf Co. ...................      1,465
     *52    Dean Foods Co. ......................      3,546
     *51    United Stationers, Inc. .............      1,723
                                                    --------
                                                       6,734
                                                    --------
            ELECTRICAL EQUIPMENT -- 1.4%
     *58    Teradyne, Inc. ......................      1,739
                                                    --------
            ELECTRONICS -- 4.1%
      57    Harman International Industries,
             Inc. ...............................      2,548
    *121    Vishay Intertechnology, Inc. ........      2,352
                                                    --------
                                                       4,900
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            ENERGY & SERVICES -- 6.9%
      40    Alberta Energy Co., Ltd. ............   $  1,529
      13    Ashland, Inc. .......................        604
      25    Devon Energy Corp. ..................        947
      28    IHC Caland N.V. .....................      1,302
     *55    Noble Drilling Corp. ................      1,872
      51    PanCanadian Energy Corp. ............      1,327
      20    Unocal Corp. ........................        721
                                                    --------
                                                       8,302
                                                    --------
            FINANCIAL SERVICES -- 1.4%
      35    Legg Mason, Inc. ....................      1,724
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 4.4%
      63    Bunge Ltd. ..........................      1,455
     *50    Constellation Brands, Inc. ..........      2,143
      84    Sensient Technologies Corp. .........      1,742
                                                    --------
                                                       5,340
                                                    --------
            FOREST & PAPER PRODUCTS -- 3.1%
     194    Abitibi-Consolidated, Inc. ..........      1,420
     *50    Packaging Corp. of America...........        906
     *77    Pactiv Corp. ........................      1,374
                                                    --------
                                                       3,700
                                                    --------
            INSURANCE -- 10.2%
      77    Ace Ltd. ............................      3,092
      53    Ambac Financial Group, Inc. .........      3,078
     *51    Health Net, Inc. ....................      1,112
     *53    Oxford Health Plans, Inc. ...........      1,594
     102    Reinsurance Group of America,
             Inc. ...............................      3,381
                                                    --------
                                                      12,257
                                                    --------
            MACHINERY -- 3.0%
    *106    Axcelis Technologies, Inc. ..........      1,360
      37    Black & Decker Corp. (The)...........      1,411
       3    Eaton Corp. .........................        238
      20    Flowserve Corp.......................        540
                                                    --------
                                                       3,549
                                                    --------
            MEDIA & ENTERTAINMENT -- 5.7%
    *134    Adelphia Communications Corp., Class
             A...................................      4,181
     *77    Bally Total Fitness Holding Corp. ...      1,667
     *67    Six Flags, Inc. .....................      1,034
                                                    --------
                                                       6,882
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES --1.2%
      29    DENTSPLY International, Inc. ........      1,441
                                                    --------
            METALS, MINERALS & MINING -- 2.4%
      79    Engelhard Corp. .....................      2,176
     *80    Grupo IMSA S.A., ADR.................        755
                                                    --------
                                                       2,931
                                                    --------
            REAL ESTATE -- 1.8%
      33    Liberty Property Trust (REIT)........        979
      49    Reckson Associates Realty Corp.
             (REIT)..............................      1,149
                                                    --------
                                                       2,128
                                                    --------

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 3.4%
      *7    AnnTaylor Stores Corp. ..............   $    231
      58    Dollar General Corp. ................        866
     *81    Staples, Inc. .......................      1,517
      38    TJX Cos., Inc. (The).................      1,527
                                                    --------
                                                       4,141
                                                    --------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      12    Compagnie Generale des Etablissements
             Michelin, Class B...................        411
                                                    --------
            SOFTWARE & SERVICES -- 2.9%
     *83    Parametric Technology Corp. .........        651
    *336    SONICblue, Inc. .....................      1,359
     *93    Sybase, Inc. ........................      1,463
                                                    --------
                                                       3,473
                                                    --------
            TRANSPORTATION -- 3.9%
      46    Canadian National Railway Co. .......      2,231
     *46    Continental Airlines, Inc., Class
             B...................................      1,193
      31    Textron, Inc. .......................      1,281
                                                    --------
                                                       4,705
                                                    --------
            UTILITIES -- 6.4%
      20    CMS Energy Corp. ....................        471
      90    FirstEnergy Corp. ...................      3,155
      22    FPL Group, Inc. .....................      1,246
     143    Republic Services, Inc. .............      2,854
                                                    --------
                                                       7,726
                                                    --------
            Total common stocks..................   $116,226
                                                    ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 4.8%
            REPURCHASE AGREEMENT -- 4.8%
 $ 5,817    Joint Repurchase Agreement
             (See Note 2(d))
            1.677% due 01/02/02..................   $  5,817
                                                    --------
            Total short-term securities..........   $  5,817
                                                    ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $108,324).....    96.5%  $116,226
Total short-term securities (cost
  $5,817)...............................     4.8      5,817
                                           -----   --------
Total investment in securities (total
  cost $114,141)........................   101.3    122,043
Cash, receivables and other assets......     1.5      1,842
Payable for securities purchased........    (2.8)    (3,389)
Dividends payable.......................    (0.0)        (3)
                                           -----   --------
Net assets..............................   100.0%  $120,493
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 121,144 shares
  outstanding..................................   $    121
Capital surplus................................    113,115
Distribution in excess of net investment
  income.......................................         (1)
Accumulated net investment loss on
  investments..................................       (645)
Unrealized appreciation of investments.........      7,902
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@........          1
                                                  --------
Net assets.....................................   $120,493
                                                  ========

Class IA
  Net asset value per share ($95,308 / 95,809 shares
    outstanding) (600,000 shares authorized)........  $0.99
                                                      =====
Class IB
  Net asset value per share ( $25,185 / 25,335
    shares outstanding) (200,000 shares
    authorized).....................................  $0.99
                                                      =====

* Non-income producing during the period.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                 ---------
EURO (Buy)                                       $13                   $13               01/02/02               $    --
EURO (Buy)                                        17                    16               01/03/02                     1
EURO (Buy)                                        25                    25               01/04/02                    --
                                                                                                                -------
                                                                                                                $     1
                                                                                                                =======

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD MIDCAP HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 96.3%
            BANKS -- 5.4%
    +342    M&T Bank Corp. ....................   $   24,937
     505    Pacific Century Financial Corp. ...       13,082
   1,407    Sovereign Bancorp, Inc. ...........       17,223
     331    State Street Corp. ................       17,316
     782    UnionBanCal Corp. .................       29,724
                                                  ----------
                                                     102,282
                                                  ----------
            BUSINESS SERVICES -- 4.9%
   *+194    Iron Mountain, Inc. ...............        8,491
    *677    Lamar Advertising Co., Class A.....       28,681
     981    Manpower, Inc. ....................       33,073
    *787    Robert Half International, Inc. ...       21,021
                                                  ----------
                                                      91,266
                                                  ----------
            CHEMICALS -- 0.7%
     373    Rohm & Haas Co. ...................       12,914
                                                  ----------
            COMMUNICATIONS -- 1.3%
 *+2,647    American Tower Corp., Class A......       25,062
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --0.8%
   *+252    Synopsys, Inc. ....................       14,909
                                                  ----------
            CONSUMER DURABLES -- 1.5%
     445    Herman Miller, Inc. ...............       10,524
     644    Newell Rubbermaid, Inc. ...........       17,763
                                                  ----------
                                                      28,287
                                                  ----------
            CONSUMER NON-DURABLES -- 5.0%
     883    Callaway Golf Co. .................       16,906
   2,407    Mattel, Inc. ......................       41,406
     960    McKesson Corp. ....................       35,897
                                                  ----------
                                                      94,209
                                                  ----------
            CONSUMER SERVICES -- 0.7%
     266    Cintas Corp. ......................       12,848
                                                  ----------
            DRUGS -- 2.8%
    *284    Gilead Sciences, Inc. .............       18,671
    *666    Vertex Pharmaceuticals, Inc. ......       16,387
    *544    Watson Pharmaceuticals, Inc. ......       17,060
                                                  ----------
                                                      52,118
                                                  ----------
            ELECTRICAL EQUIPMENT -- 5.4%
     968    PerkinElmer, Inc. .................       33,899
     550    Tektronix, Inc. ...................       14,179
    *809    Teradyne, Inc. ....................       24,368
    *759    Waters Corp. ......................       29,419
                                                  ----------
                                                     101,865
                                                  ----------
            ELECTRONICS -- 4.0%
    *332    International Rectifier Corp. .....       11,573
 *+1,046    Lattice Semiconductor Corp. .......       21,516
  *1,484    Sanmina -- SCI Corp. ..............       29,528
    *598    Vishay Intertechnology, Inc. ......       11,667
                                                  ----------
                                                      74,284
                                                  ----------
            ENERGY & SERVICES -- 6.2%
   *+601    BJ Services Co. ...................       19,499
     535    EOG Resources, Inc. ...............       20,912
    *340    Nabors Industries, Inc. ...........       11,682

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ENERGY & SERVICES -- (CONTINUED)
    *832    Noble Drilling Corp. ..............   $   28,325
    *606    Rowan Cos., Inc. ..................       11,746
    *834    Varo International, Inc. ..........       12,496
    *327    Weatherford International, Inc. ...       12,173
                                                  ----------
                                                     116,833
                                                  ----------
            FINANCIAL SERVICES -- 5.5%
     505    Astoria Financial Corp. ...........       13,357
     107    Bear Stearns Cos., Inc. (The)......        6,266
   *+569    Investment Technology Group,
             Inc. .............................       22,217
    +751    Legg Mason, Inc. ..................       37,515
    +722    Waddell & Reed Financial, Inc.,
             Class A...........................       23,255
                                                  ----------
                                                     102,610
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 2.3%
     635    Kellogg Co. .......................       19,101
   1,067    Pepsi Bottling Group, Inc. (The)...       25,084
                                                  ----------
                                                      44,185
                                                  ----------
            FOREST & PAPER PRODUCTS -- 2.6%
   2,758    Abitibi-Consolidated, Inc. ........       20,186
     599    Bowater, Inc. .....................       28,548
                                                  ----------
                                                      48,734
                                                  ----------
            HEALTH SERVICES -- 1.3%
  *1,372    Health Management Associates, Inc.,
             Class A...........................       25,248
                                                  ----------
            HOTELS & GAMING -- 1.0%
  *2,154    Host Marriott Corp. ...............       19,390
                                                  ----------
            INSURANCE -- 5.3%
   1,180    Ace Ltd. ..........................       47,369
     183    Ambac Financial Group, Inc. .......       10,600
   *+474    Anthem, Inc. ......................       23,458
     353    MBIA, Inc. ........................       18,934
                                                  ----------
                                                     100,361
                                                  ----------
            MACHINERY -- 5.3%
    *283    American Standard Cos., Inc. ......       19,323
     645    Ingersoll-Rand Co. ................       26,955
 *+1,045    Lam Research Corp. ................       24,263
     636    Parker-Hannifin Corp. .............       29,203
                                                  ----------
                                                      99,744
                                                  ----------
            MEDIA & ENTERTAINMENT -- 4.0%
     371    Knight-Ridder, Inc. ...............       24,057
     368    Scripps (E.W.) Co. (The), Class
             A.................................       24,308
    *958    USA Networks, Inc. ................       26,166
                                                  ----------
                                                      74,531
                                                  ----------
            MEDICAL INSTRUMENTS &
             SUPPLIES -- 2.9%
     399    Beckman Coulter, Inc. .............       17,658
     816    Becton, Dickinson & Co. ...........       27,037
    *122    St. Jude Medical, Inc. ............        9,473
                                                  ----------
                                                      54,168
                                                  ----------
            METALS, MINERALS & MINING -- 1.0%
     415    Lockheed Martin Corp. .............       19,345
                                                  ----------

The accompanying notes are an integral part of this financial statement.

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
                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            RESEARCH & TESTING
             FACILITIES -- 2.8%
    *550    Applera Corp. -- Celera Genomics
             Group.............................   $   14,682
   *+201    Cephalon, Inc. ....................       15,170
    *210    Quest Diagnostics, Inc. ...........       15,066
   *+309    Regeneron Pharmeceuticals, Inc. ...        8,693
                                                  ----------
                                                      53,611
                                                  ----------
            RETAIL -- 5.5%
    *417    ARAMARK Corp. .....................       11,204
    *345    BJ's Wholesale Club, Inc. .........       15,219
    *154    Dollar Tree Stores, Inc. ..........        4,757
  *2,131    Staples, Inc. .....................       39,853
   *+767    Williams-Sonoma, Inc. .............       32,913
                                                  ----------
                                                     103,946
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 2.2%
     551    NIKE, Inc., Class B................       30,971
   *+257    Sealed Air Corp. ..................       10,474
                                                  ----------
                                                      41,445
                                                  ----------
            SOFTWARE & SERVICES -- 7.2%
    *180    BISYS Group, Inc. (The)............       11,518
    *646    Cadence Design Systems, Inc. ......       14,163
 *+1,017    E*TRADE Group, Inc. ...............       10,421
 *+2,027    Gartner Group, Inc., Class A.......       23,699
    *928    Intuit, Inc. ......................       39,681
    *983    Openwave Systems, Inc. ............        9,627
    *394    Rational Software Corp. ...........        7,681
   *+658    Time Warner Telecom, Inc., Class
             A.................................       11,645
    *933    WebMD Corp. .......................        6,586
                                                  ----------
                                                     135,021
                                                  ----------
            TRANSPORTATION -- 5.8%
     293    CNF Transportation, Inc. ..........        9,840
   1,157    Delphi Automotive Systems Corp. ...       15,809
     256    Northrop Grumman Corp. ............       25,767
    *629    Ryanair Holdings PLC, ADR..........       20,169
   1,210    Southwest Airlines Co. ............       22,364
     117    SPX Corp. .........................       15,949
                                                  ----------
                                                     109,898
                                                  ----------
            UTILITIES -- 2.9%
   1,126    DPL, Inc. .........................       27,107
     797    KeySpan Corp. .....................       27,606
                                                  ----------
                                                      54,713
                                                  ----------
            Total common stocks................   $1,813,827
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT -- 3.7%
 $69,571    Joint Repurchase Agreement (See
             Note 2(d)) 1.677% due 01/02/02....   $   69,571
                                                  ----------
            Total short-term securities........   $   69,571
                                                  ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,674,224).........................    96.3%  $1,813,827
Total short-term securities (cost
  $69,571)............................     3.7       69,571
                                         -----   ----------
Total investment in securities (total
  cost $1,743,795)....................   100.0    1,883,398
Cash, receivables and other assets....     0.6       10,821
Securities lending collateral (See
  Note 2(i))..........................     6.8      127,357
Payable for securities purchased......    (0.5)     (10,347)
Payable for Fund shares redeemed......    (0.1)      (1,075)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (6.8)    (127,357)
Other liabilities.....................    (0.0)         (86)
                                         -----   ----------
Net assets............................   100.0%  $1,882,711
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  2,000,000 shares authorized; 899,705 shares
  outstanding.................................   $   89,971
Capital surplus...............................    1,789,766
Accumulated undistributed net investment
  income......................................        1,990
Accumulated net realized loss on
  investments.................................     (138,619)
Unrealized appreciation of investments........      139,603
                                                 ----------
Net assets....................................   $1,882,711
                                                 ==========

Class IA
  Net asset value per share ($1,765,315 / 843,380
    shares outstanding) (1,500,000 shares
    authorized)....................................  $ 2.09
                                                     ======
Class IB
  Net asset value per share ($117,396 / 56,325
    shares outstanding) (500,000 shares
    authorized)....................................  $ 2.08
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

The accompanying notes are an integral part of this financial statement.

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 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 92.9%
            AUSTRALIA -- 1.2%
     635    Brambles Industries Ltd. (Consumer
             Services).........................   $    3,379
     862    News Corp. Ltd. (The) (Media &
             Entertainment)....................        6,896
                                                  ----------
                                                      10,275
                                                  ----------
            BELGIUM -- 1.0%
    *365    Fortis (Financial Services)........        9,478
                                                  ----------
            BRAZIL -- 0.2%
      78    Petroleo Brasileiro S.A., ADR
             (Energy & Services)...............        1,827
                                                  ----------
            CANADA -- 1.0%
     497    Abitibi-Consolidated, Inc. (Forest
             & Paper Products).................        3,617
     172    Alcan, Inc. (Metals, Minerals &
             Mining)...........................        6,158
                                                  ----------
                                                       9,775
                                                  ----------
            CHINA -- 0.3%
  *6,084    Aluminum Corp. (Metals, Minerals &
             Mining)...........................        1,061
     129    PetroChina Co., Ltd., Class H, ADR
             (Energy & Services)...............        2,300
                                                  ----------
                                                       3,361
                                                  ----------
            FINLAND -- 1.9%
      39    Nokia Corp., ADR (Communications)..          962
     528    Nokia Oyj (Communications).........       13,625
     127    UPM-Kymmene Oyj (Forest & Paper
             Products).........................        4,200
                                                  ----------
                                                      18,787
                                                  ----------
            FRANCE -- 12.8%
     257    Aventis S.A. (Drugs)...............       18,277
     456    AXA (Financial Services)...........        9,529
     210    Banque Nationale de Paris (BNP)
             (Banks)...........................       18,808
     289    Carrefour S.A. (Retail)............       15,033
     222    CNP Assurances (Financial
             Services).........................        7,053
      65    Groupe Danone (Food, Beverage &
             Tobacco)..........................        7,880
     101    L'Oreal (Consumer Non-Durables)....        7,275
  *+@620    Orange S.A. (Communications).......        5,616
     164    TotalFinaElf S.A., B Shares (Energy
             & Services).......................       23,469
     191    Vivendi S.A. (Media &
             Entertainment)....................       10,435
                                                  ----------
                                                     123,375
                                                  ----------
            GERMANY -- 6.6%
     170    Adidas AG (Apparel & Textile)......       12,656
     232    Bayer AG (Chemicals)...............        7,378
     369    Bayerische Vereinsbank AG
             (Banks)...........................       11,217
     400    Deutsche Telekom AG
             (Communications)..................        6,913
    +228    Deutsche Telekom AG, ADR
             (Communications)..................        3,850
      84    E.On AG (Utilities)................        4,378
      15    SAP AG (Software & Services).......        1,927

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            GERMANY -- (CONTINUED)
    +159    SAP AG, ADR (Software &
             Services).........................   $    5,067
      29    Siemens AG (Electronics)...........        1,932
    +540    ThyssenKrupp AG (Metals, Minerals &
             Mining)...........................        7,905
                                                  ----------
                                                      63,223
                                                  ----------
            HONG KONG -- 2.2%
    +592    Cheung Kong (Holdings) Ltd. (Real
             Estate)...........................        6,149
 *+1,527    China Telecom (Hong Kong) Ltd.
             (Communications)..................        5,375
  +1,236    Sun Hung Kai Properties (Real
             Estate)...........................        9,986
                                                  ----------
                                                      21,510
                                                  ----------
            IRELAND -- 2.4%
     911    Allied Irish Banks PLC (Banks).....       10,461
  *1,523    Ryanair Holdings PLC
             (Transportation)..................        9,376
   1,410    Smurfit (Jefferson) Group PLC
             (Forest & Paper Products).........        3,076
                                                  ----------
                                                      22,913
                                                  ----------
            ITALY -- 1.9%
    +669    Alleanza Assicurazioni
             (Insurance).......................        7,359
  +2,563    Banca Monte Dei Paschi di Siena
             S.p.A. (Banks)....................        6,389
    +670    Mediaset S.p.A. (Media &
             Entertainment)....................        4,895
                                                  ----------
                                                      18,643
                                                  ----------
            JAPAN -- 13.2%
     497    Asahi Glass Co. (Retail)...........        2,939
     476    Banyu Pharmaceutical Co. (Drugs)...        7,082
     259    Eisai Co., Ltd. (Medical
             Instruments & Supplies)...........        6,442
     223    Fuji Photo Film Co., Ltd. (Consumer
             Non-Durables).....................        7,963
     177    Fujisawa Pharmaceutical Co., Ltd.
             (Drugs)...........................        4,079
     @45    Fujisawa Pharmaceutical Co., Ltd.
             (Drugs)...........................        1,037
     132    Hoya Corp. (Medical Instruments &
             Supplies).........................        7,886
      94    Murata Manufacturing Co., Ltd.
             (Electronics).....................        5,655
    +545    NEC Corp. (Electronics)............        5,560
    *993    Nikko Cordial Corp. (Financial
             Services).........................        4,432
      53    Nintendo Co., Ltd. (Consumer
             Non-Durables).....................        9,351
       1    Nippon Telegraph & Telephone Corp.
             (Communications)..................        4,050
       1    NTT DoCoMo, Inc. (Communications)...       8,413
     123    Promise Co., Ltd. (Financial
             Services).........................        6,665
      38    Rohm Co., Ltd. (Electronics).......        4,932
      86    Secom Co., Ltd. (Electronics)......        4,318
      *5    Sky Perfect (Communications).......        4,838
     256    Sony Corp. (Electronics)...........       11,682
     454    Sumitomo Bank (Banks)..............        1,923
     648    Tokyo Style Co., Ltd. (Apparel &
             Textile)..........................        5,557

The accompanying notes are an integral part of this financial statement.

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
                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
     399    Toyota Motor Corp.
             (Transportation)..................   $   10,107
     *+1    UFJ Holdings, Inc. (Banks).........        2,626
                                                  ----------
                                                     127,537
                                                  ----------
            NETHERLANDS -- 8.7%
     526    Aegon N.V. (Insurance).............       14,224
     211    Azko Nobel N.V. (Chemicals)........        9,417
     161    Heineken N.V. (Food, Beverage &
             Tobacco)..........................        6,115
   *@584    Koninklijke (Royal) KPN N.V.
             (Communications)..................        2,970
     397    Philips Electronics N.V.
             (Electronics).....................       11,784
     298    Royal Dutch Petroleum Co. (Energy &
             Services).........................       15,098
     100    Royal Dutch Petroleum Co., NY
             Shares (Energy & Services)........        4,912
     147    Schlumberger Ltd. (Energy &
             Services).........................        8,100
     505    TPG N.V. (Consumer Services).......       10,935
                                                  ----------
                                                      83,555
                                                  ----------
            SINGAPORE -- 1.0%
   *@985    DBS Group Holdings Ltd. (Banks)....        7,361
    +250    DBS Group Holdings Ltd. (Banks)....        1,868
                                                  ----------
                                                       9,229
                                                  ----------
            SOUTH AFRICA -- 0.6%
     154    Anglogold Ltd. (Metals, Minerals &
             Mining)...........................        5,421
                                                  ----------
            SOUTH KOREA -- 3.7%
    +537    Korea Electric Power Corp.
             (Utilities).......................        8,871
      71    Korea Electric Power Corp., ADR
             (Utilities).......................          650
    +412    Korea Telecom Corp., ADR
             (Communications)..................        8,368
      69    Pohang Iron & Steel Co., Ltd.
             (Metals, Minerals & Mining).......        6,448
      32    Samsung Electronics Co., Ltd.
             (Electronics).....................        6,893
      24    SK Telecom Co., Ltd.
             (Communications)..................        4,874
                                                  ----------
                                                      36,104
                                                  ----------
            SPAIN -- 4.3%
     641    Amadeus Global Travel Distribution
             S.A. (Consumer Services)..........        3,698
    +211    Banco Popular Espanol S.A.
             (Banks)...........................        6,917
    +248    Endesa S.A. (Utilities)............        3,872
    +292    Endesa S.A., ADR (Utilities).......        4,574
     309    Iberdrola S.A. (Utilities).........        4,024
    *403    Industria de Diseno Textil S.A.
             (Apparel & Textile)...............        7,679
    *240    Telefonica S.A. (Communications)...        3,205
     193    Telefonica S.A., ADR
             (Communications)..................        7,737
                                                  ----------
                                                      41,706
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            SWEDEN -- 3.8%
     572    ForeningsSparbanken AB, A Shares
             (Banks)...........................   $    7,084
     864    Gambro AB, A Shares (Medical
             Instruments & Supplies)...........        5,397
     431    Hennes & Mauritz AB, B Shares
             (Retail)..........................        8,917
     877    Nordea AB (Banks)..................        4,642
  +2,014    Telefonaktiebolaget LM Ericcson, B
             Shares (Communications)...........       10,942
                                                  ----------
                                                      36,982
                                                  ----------
            SWITZERLAND -- 5.0%
    *+74    Converium Holding AG, ADR
             (Financial Services)..............        1,803
     258    Credit Suisse Group (Banks)........       10,985
      59    Nestle S.A. (Food, Beverage &
             Tobacco)..........................       12,565
     127    Roche Holdings AG (Drugs)..........        9,029
      11    Serono S.A., Class B (Drugs).......        9,759
     135    STMicroelectronics N.V.
             (Electronics).....................        4,343
                                                  ----------
                                                      48,484
                                                  ----------
            TAIWAN -- 0.7%
   5,003    Formosa Chemicals & Fiber Corp.
             (Chemicals).......................        3,360
     798    Hon Hai Precision Industry Co.,
             Ltd. (Computers & Office).........        3,649
                                                  ----------
                                                       7,009
                                                  ----------
            UNITED KINGDOM -- 20.4%
     509    AstraZeneca PLC (Drugs)............       23,005
   1,815    BAE Systems PLC (Aerospace &
             Defense)..........................        8,170
   1,737    BHP Billiton PLC (Metals, Minerals
             & Mining).........................        8,773
   1,148    BP PLC (Energy & Services).........        8,905
   1,699    British Airways PLC
             (Transporation)...................        4,864
  *1,209    BT Group PLC (Communications)......        4,453
   2,266    Cable & Wireless PLC
             (Communications)..................       10,875
     378    CGNU PLC (Financial Services)......        4,625
     896    Compass Group PLC (Food, Beverage &
             Tobacco)..........................        6,643
      61    GlaxoSmithKline PLC (Drugs)........        1,517
     151    GlaxoSmithKline PLC, ADR (Drugs)...        7,523
   2,696    Granada PLC (Media &
             Entertainment)....................        5,630
   2,469    Invensys PLC (Electrical
             Equipment)........................        4,330
     728    Lloyds TSB Group PLC (Banks).......        7,869
   3,090    Marks & Spencer PLC (Retail).......       16,414
  *1,209    mm02 PLC (Communications)..........        1,522
     587    Pearson PLC (Media &
             Entertainment)....................        6,731
     506    Reckitt Benckiser PLC (Consumer
             Non-Durables).....................        7,409
   3,663    Rentokil Initial PLC (Business Services)...     14,609
     542    Royal Bank of Scotland Group PLC
             (Banks)...........................       13,184
     535    Standard Chartered PLC (Financial
             Services).........................        6,366
   8,828    Vodafone Group PLC
             (Communications)..................       23,063
                                                  ----------
                                                     196,480
                                                  ----------
            Total common stocks................   $  895,674
                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                              MARKET
 AMOUNT                                                VALUE
---------                                            ----------
SHORT-TERM SECURITIES -- 7.6%
            REPURCHASE AGREEMENT -- 7.6%
 $72,928    Joint Repurchase Agreement
             (See Note 2(d))
             1.677% due 01/02/02..................   $   72,928
                                                     ----------
            Total short-term securities...........   $   72,928
                                                     ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $909,956)......    92.9%  $  895,674
Total short-term securities (cost
  $72,928)...............................     7.6       72,928
                                            -----   ----------
Total investment in securities (total
  cost $982,884).........................   100.5      968,602
Cash, receivables and other assets.......     1.3       12,796
Securities lending collateral (See Note
  2(i))..................................     8.5       82,063
Payable for securities purchased.........    (1.5)     (14,592)
Payable for Fund shares redeemed.........    (0.2)      (2,183)
Securities lending collateral payable to
  brokers (See Note 2(i))................    (8.5)     (82,063)
Other liabilities........................    (0.1)        (412)
                                            -----   ----------
Net assets...............................   100.0%  $  964,211
                                            =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  2,500,000 shares authorized; 1,011,600 shares
  outstanding...................................   $  101,160
Capital surplus.................................    1,129,895
Accumulated undistributed net investment
  income........................................        8,428
Accumulated net realized loss on investments....     (260,144)
Unrealized depreciation of investments..........      (14,282)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@.........           38
Unrealized depreciation of other assets and
  liabilities in foreign currencies.............         (884)
                                                   ----------
Net assets......................................   $  964,211
                                                   ==========

Class IA
  Net asset value per share ($941,934 / 988,184 shares
    outstanding) (1,875,000 shares authorized).........  $0.95
                                                         =====
Class IB
  Net asset value per share ($22,277 / 23,416 shares
    outstanding) (625,000 shares authorized)...........  $0.95
                                                         =====

                                                       MARKET
                                                       VALUE
                                                      --------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense........................     0.8%  $  8,170
Apparel & Textile..........................     2.7     25,892
Banks......................................    11.6    111,334
Business Services..........................     1.5     14,609
Chemicals..................................     4.0     38,432
Communications.............................    13.8    131,651
Computers & Office Equipment...............     0.4      3,649
Consumer Non-Durables......................     3.3     31,998
Consumer Services..........................     1.9     18,012
Drugs......................................     6.5     63,031
Electrical Equipment.......................     0.4      4,330
Electronics................................     5.9     57,099
Energy & Services..........................     6.8     64,611
Financial Services.........................     5.2     49,951
Food, Beverage & Tobacco...................     3.4     33,203
Forest & Paper Products....................     1.1     10,893
Insurance..................................     2.2     21,583
Media & Entertainment......................     3.6     34,587
Medical Instruments & Supplies.............     2.0     19,725
Metals, Minerals & Mining..................     3.7     35,766
Real Estate................................     1.7     16,135
Retail.....................................     4.5     43,303
Software & Services........................     0.7      6,994
Transportation.............................     2.5     24,347
Utilities..................................     2.7     26,369
                                              -----   --------
        Total common stocks................    92.9%  $895,674
                                              =====   ========

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of these securities amounted to $16,984 or 1.8% of net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                        UNREALIZED
                                                CONTRACT   DELIVERY    APPRECIATION
                                 MARKET VALUE    AMOUNT      DATE     (DEPRECIATION)
     DESCRIPTION                 ------------   --------   --------   --------------
     ----------
Australian Dollar
  (Sell)                            $1,450       $1,437    01/02/02        $(13)
British Pound (Buy)                  2,132        2,128    01/02/02           4
EURO (Buy)                           3,772        3,742    01/03/02          30
Japanese Yen (Buy)                     777          781    01/04/02          (4)
Japanese Yen (Buy)                   1,252        1,247    01/07/02           5
Japanese Yen (Buy)                     257          256    01/08/02           1
Japanese Yen (Buy)                      66           66    01/08/02          --
Swiss Franc (Buy)                    1,437        1,422    01/04/02          15
                                                                           ----
                                                                           $ 38
                                                                           ====

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD GLOBAL LEADERS HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 96.8%
            APPAREL & TEXTILE -- 1.1%
      79    Adidas AG............................   $  5,844
                                                    --------
            BANKS -- 10.9%
     +93    Banco Popular Espanol S.A. ..........      3,051
      52    Bank of America Corp. ...............      3,299
      33    Bank One Corp. ......................      1,304
      97    Banque Nationale de Paris (BNP)......      8,660
     241    Bayerische Vereinsbank AG............      7,316
     265    Citigroup, Inc. .....................     13,401
     143    Credit Suisse Group..................      6,103
      88    Deutsche Bank AG.....................      6,220
     266    Royal Bank of Scotland Group PLC.....      6,480
      49    State Street Corp. ..................      2,555
                                                    --------
                                                      58,389
                                                    --------
            BUSINESS SERVICES -- 3.1%
     854    Capita Group PLC.....................      6,002
   2,697    Rentokil Initial PLC.................     10,757
                                                    --------
                                                      16,759
                                                    --------
            COMMUNICATIONS -- 14.3%
   1,783    Cable & Wireless PLC.................      8,558
     *43    Comverse Technology, Inc. ...........        966
     524    Deutsche Telekom AG..................      9,048
     329    Koninklijke (Royal) KPN N.V. ........      1,672
   *@206    Koninklijke (Royal) KPN N.V. ........      1,048
  *1,296    mm02 PLC.............................      1,631
       1    Nippon Telegraph & Telephone
             Corp. ..............................      4,770
     261    Nokia Oyj............................      6,730
  +2,605    Olivetti S.p.A. .....................      3,338
    +239    SK Telecom Co., Ltd. ................      5,163
   1,919    Telefonaktiebolaget LM Ericcson, B
             Shares..............................     10,426
    *164    Telefonica S.A. .....................      2,189
   7,929    Vodafone Group PLC...................     20,715
                                                    --------
                                                      76,254
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.8%
    *226    Cisco Systems, Inc. .................      4,095
     164    Compaq Computer Corp. ...............      1,604
    *289    Dell Computer Corp. .................      7,844
     418    Hewlett-Packard Co. .................      8,578
      46    International Business Machines
             Corp. ..............................      5,600
      25    Minnesota Mining & Manufacturing
             Co. ................................      2,967
                                                    --------
                                                      30,688
                                                    --------
            CONSUMER NON-DURABLES -- 8.0%
     156    Avon Products, Inc. .................      7,235
      91    Colgate-Palmolive Co. ...............      5,226
     275    Gillette Co. (The)...................      9,195
     230    Mattel, Inc. ........................      3,963
     121    McKesson Corp. ......................      4,507
      40    Nintendo Co., Ltd. ..................      6,934
      71    Procter & Gamble Co. (The)...........      5,650
                                                    --------
                                                      42,710
                                                    --------
            DRUGS -- 9.9%
     197    Abbott Laboratories..................     10,960
      75    American Home Products Corp. ........      4,584

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            DRUGS -- (CONTINUED)
     224    AstraZeneca PLC......................   $ 10,098
      96    Fujisawa Pharmaceutical Co., Ltd. ...      2,212
     228    Pharmacia Corp. .....................      9,741
     433    Schering-Plough Corp. ...............     15,509
                                                    --------
                                                      53,104
                                                    --------
            ELECTRONICS -- 7.2%
     219    General Electric Co. ................      8,794
      60    Murata Manufacturing Co., Ltd. ......      3,610
     @85    Samsung Electronics, GDR.............      9,869
     226    Sony Corp. ..........................     10,306
     204    Texas Instruments, Inc. .............      5,698
                                                    --------
                                                      38,277
                                                    --------
            ENERGY & SERVICES -- 5.8%
     112    ExxonMobil Corp. ....................      4,390
     256    Schlumberger Ltd. ...................     14,045
      69    TotalFinaElf S.A., B Shares..........      9,840
      74    Transocean Sedco Forex, Inc. ........      2,496
                                                    --------
                                                      30,771
                                                    --------
            FINANCIAL SERVICES -- 2.4%
      67    Goldman Sachs Group, Inc. (The)......      6,251
     127    Merrill Lynch & Co., Inc. ...........      6,630
                                                    --------
                                                      12,881
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 2.4%
      32    Nestle S.A. .........................      6,842
     122    PepsiCo., Inc. ......................      5,950
                                                    --------
                                                      12,792
                                                    --------
            FOREST & PAPER PRODUCTS -- 1.8%
      93    International Paper Co. .............      3,732
     179    UPM-Kymmene Oyj......................      5,920
                                                    --------
                                                       9,652
                                                    --------
            HEALTH SERVICES -- 0.8%
       5    Serono S.A., Class B.................      4,509
                                                    --------
            INSURANCE -- 2.7%
     131    American International Group,
             Inc. ...............................     10,378
      37    Marsh & McLennan Cos., Inc. .........      3,986
                                                    --------
                                                      14,364
                                                    --------
            MEDIA & ENTERTAINMENT -- 1.6%
    *153    USA Networks, Inc. ..................      4,178
     *59    Viacom, Inc., Class B................      2,583
      35    Vivendi S.A. ........................      1,900
                                                    --------
                                                       8,661
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES --1.5%
    *109    Boston Scientific Corp. .............      2,639
      92    Johnson & Johnson....................      5,437
                                                    --------
                                                       8,076
                                                    --------
            METALS, MINERALS & MINING -- 1.0%
     106    Alcoa, Inc. .........................      3,754
    +129    Usinor Sacilor.......................      1,616
                                                    --------
                                                       5,370
                                                    --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 7.7%
    *+24    eBay, Inc. ..........................   $  1,572
   3,258    Marks & Spencer PLC..................     17,310
     +28    Pinault-Printemps-Redoute S.A. ......      3,566
    *685    Staples, Inc. .......................     12,806
     101    Wal-Mart Stores, Inc. ...............      5,784
                                                    --------
                                                      41,038
                                                    --------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
      74    NIKE, Inc., Class B..................      4,162
                                                    --------
            SOFTWARE & SERVICES -- 5.7%
      67    First Data Corp. ....................      5,272
    *130    Microsoft Corp. .....................      8,642
    *267    Openwave Systems, Inc. ..............      2,617
    *490    Oracle Corp. ........................      6,768
    *592    Sun Microsystems, Inc. ..............      7,307
                                                    --------
                                                      30,606
                                                    --------
            TRANSPORTATION -- 2.3%
     932    British Airways PLC..................      2,668
     *30    FedEx Corp. .........................      1,577
      42    Northrop Grumman Corp. ..............      4,224
     641    P&O Princess Cruises PLC.............      3,720
                                                    --------
                                                      12,189
                                                    --------
            Total common stocks..................   $517,096
                                                    ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENT -- 3.3%
 $17,703    Joint Repurchase Agreement (See Note
             2(d))
            1.677% due 01/02/02..................   $ 17,703
                                                    --------
            Total short-term securities..........   $ 17,703
                                                    ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $483,403).....    96.8%  $517,096
Total short-term securities (cost
  $17,703)..............................     3.3     17,703
                                           -----   --------
Total investment in securities (total
  cost $501,106)........................   100.1    534,799
Cash, receivables and other assets......     0.8      4,218
Securities lending collateral (See Note
  2(i)).................................     3.3     17,634
Payable for securities purchased........    (0.5)    (2,724)
Payable for Fund shares redeemed........    (0.4)    (2,188)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (3.3)   (17,634)
Other liabilities.......................    (0.0)       (88)
                                           -----   --------
Net assets..............................   100.0%  $534,017
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 370,152 shares
  outstanding.................................   $     370
Capital surplus...............................     665,522
Accumulated undistributed net investment
  income......................................         388
Accumulated net realized loss on
  investments.................................    (165,943)
Unrealized appreciation of investments........      33,693
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@.......          11
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........         (24)
                                                 ---------
Net assets....................................   $ 534,017
                                                 =========

Class IA
  Net asset value per share ($484,661 / 335,877
    shares outstanding) (600,000 shares
    authorized)...................................   $1.44
                                                     =====
Class IB
  Net asset value per share ($49,356 / 34,275
    shares outstanding) (200,000 shares
    authorized)...................................   $1.44
                                                     =====

 * Non-income producing during the period.

 + All or a portion of this security was on loan as of December 31, 2001 (See
   Note 2(i)).

@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of these securities amounted to $10,917 or 2.1% of net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                               UNREALIZED
                                                                    CONTRACT             DELIVERY             APPRECIATION
                                           MARKET VALUE              AMOUNT                DATE              (DEPRECIATION)
               DESCRIPTION                 ------------            ----------            --------            --------------
                ---------
British Pound (Buy)                           $  474                 $  473              01/02/02               $     1
British Pound (Buy)                              192                    191              01/03/02                     1
British Pound (Buy)                              289                    289              01/04/02                    --
Japanese Yen (Sell)                            1,986                  1,995              01/04/02                     9
                                                                                                                -------
                                                                                                                $    11
                                                                                                                =======

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD STOCK HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
COMMON STOCKS -- 99.0%
           AEROSPACE & DEFENSE -- 0.5%
  *2,378   General Motors Corp., Class H......   $   36,745
                                                 ----------
           BANKS -- 11.2%
   2,200   American Express Co................       78,518
   2,300   Bank One Corp......................       89,815
   5,317   Citigroup, Inc.....................      268,427
   2,196   Fleet Boston Financial Corp........       80,161
  +3,600   Morgan (J.P.) Chase & Co...........      130,860
   3,618   State Street Corp..................      189,051
   3,430   U.S. Bancorp.......................       71,790
                                                 ----------
                                                    908,622
                                                 ----------
           BUSINESS SERVICES -- 0.7%
  *2,150   Accenture Ltd......................       57,878
                                                 ----------
           CHEMICALS -- 1.3%
   3,000   Dow Chemical Co. (The).............      101,340
                                                 ----------
           COMMUNICATIONS -- 3.5%
   2,353   SBC Communications, Inc............       92,152
   1,900   Verizon Communications, Inc........       90,174
  *6,817   WorldCom, Inc. -- WorldCom Group...       95,978
                                                 ----------
                                                    278,304
                                                 ----------
           COMPUTERS & OFFICE EQUIPMENT --6.4%
  *7,356   Cisco Systems, Inc.................      133,217
   9,545   Compaq Computer Corp...............       93,157
  *2,965   EMC Corp...........................       39,852
   1,652   International Business Machines
            Corp..............................      199,790
 *+4,855   Solectron Corp.....................       54,762
                                                 ----------
                                                    520,778
                                                 ----------
           CONSUMER NON-DURABLES -- 4.3%
    +600   Estee Lauder Cos., Inc. (The),
            Class A...........................       19,236
     700   Gillette Co. (The).................       23,380
  *3,936   Safeway, Inc.......................      164,315
   2,455   Tyco International Ltd.............      144,588
                                                 ----------
                                                    351,519
                                                 ----------
           DRUGS -- 11.3%
   2,200   Abbott Laboratories................      122,650
   2,516   American Home Products Corp........      154,376
    *500   Amgen, Inc.........................       28,220
   2,100   Bristol-Myers Squibb Co............      107,100
   2,024   Merck & Co., Inc...................      118,988
   3,988   Pfizer, Inc........................      158,919
   2,403   Pharmacia Corp.....................      102,491
   3,516   Schering-Plough Corp...............      125,901
                                                 ----------
                                                    918,645
                                                 ----------
           ELECTRONICS -- 7.6%
  +1,400   Emerson Electric Co................       79,940
   6,601   General Electric Co................      264,556
   5,424   Intel Corp.........................      170,588
 *+1,400   Micron Technology, Inc.............       43,400
   1,994   Texas Instruments, Inc.............       55,826
                                                 ----------
                                                    614,310
                                                 ----------

                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
           ENERGY & SERVICES -- 6.2%
  +1,028   Anadarko Petroleum Corp............   $   58,425
     908   ChevronTexaco Corp.................       81,385
   6,563   ExxonMobil Corp....................      257,926
   1,889   Schlumberger Ltd...................      103,817
                                                 ----------
                                                    501,553
                                                 ----------
           FINANCIAL SERVICES -- 3.0%
   3,112   Franklin Resources, Inc............      109,760
     100   Goldman Sachs Group, Inc. (The)....        9,275
   2,449   Merrill Lynch & Co., Inc...........      127,626
                                                 ----------
                                                    246,661
                                                 ----------
           FOOD, BEVERAGE & TOBACCO -- 2.1%
   1,100   Coca-Cola Co. (The)................       51,865
   2,400   PepsiCo., Inc......................      116,856
                                                 ----------
                                                    168,721
                                                 ----------
           FOREST & PAPER PRODUCTS -- 2.0%
     800   International Paper Co.............       32,280
   1,717   Kimberly-Clark Corp................      102,647
     500   Weyerhaeuser Co....................       27,040
                                                 ----------
                                                    161,967
                                                 ----------
           HEALTH SERVICES -- 1.1%
   2,315   HCA, Inc...........................       89,220
                                                 ----------
           INSURANCE -- 5.1%
   2,600   American International Group,
            Inc...............................      206,440
   1,962   Marsh & McLennan Cos., Inc.........      210,860
                                                 ----------
                                                    417,300
                                                 ----------
           MACHINERY -- 0.9%
   1,100   United Technologies Corp...........       71,093
                                                 ----------
           MEDIA & ENTERTAINMENT -- 4.6%
   2,950   Gannett Co., Inc...................      198,329
  *6,954   Liberty Media Corp., Class A.......       97,362
  *1,700   Viacom, Inc., Class B..............       75,055
                                                 ----------
                                                    370,746
                                                 ----------
           MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
   2,000   Johnson & Johnson..................      118,200
                                                 ----------
           METALS, MINERALS & MINING -- 2.4%
   3,009   Alcoa, Inc.........................      106,966
   1,300   Illinois Tool Works, Inc...........       88,036
                                                 ----------
                                                    195,002
                                                 ----------
           RETAIL -- 6.1%
   3,300   CVS Corp...........................       97,680
   3,209   Home Depot, Inc. (The).............      163,711
   4,100   Wal-Mart Stores, Inc...............      235,955
                                                 ----------
                                                    497,346
                                                 ----------
           RUBBER & PLASTICS PRODUCTS -- 0.1%
     200   NIKE, Inc., Class B................       11,248
                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                   MARKET
 SHARES                                            VALUE
--------                                         ----------
COMMON STOCKS -- (CONTINUED)
           SOFTWARE & SERVICES -- 10.5%
  *6,174   AOL Time Warner, Inc...............   $  198,173
   2,308   Automatic Data Processing, Inc.....      135,935
  *1,039   Computer Sciences Corp.............       50,880
  *5,759   Microsoft Corp.....................      381,662
  *6,025   Oracle Corp........................       83,205
                                                 ----------
                                                    849,855
                                                 ----------
           TRANSPORTATION -- 1.5%
   2,285   Boeing Co. (The)...................       88,601
    *600   FedEx Corp.........................       31,128
                                                 ----------
                                                    119,729
                                                 ----------
           UTILITIES -- 5.1%
   2,600   Duke Energy Corp...................      102,076
   2,500   El Paso Corp.......................      111,525
   2,215   Exelon Corp........................      106,059
   1,683   FPL Group, Inc.....................       94,916
                                                 ----------
                                                    414,576
                                                 ----------
           Total common stocks................   $8,021,358
                                                 ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 1.1%
            REPURCHASE AGREEMENT -- 1.1%
$ 88,984    Joint Repurchase Agreement (See
             Note 2(d))
             1.677% due 01/02/02...............   $   88,984
                                                  ----------
            Total short-term securities........   $   88,984
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $7,522,304)........................     99.0%  $8,021,358
Total short-term securities (cost
  $88,984)...........................      1.1       88,984
                                        ------   ----------
Total investment in securities (total
  cost $7,611,288)...................    100.1    8,110,342
Cash, receivables and other assets...      0.1        9,913
Securities lending collateral (See
  Note 2(i)).........................      1.2       94,116
Payable for Fund shares redeemed.....     (0.2)     (13,775)
Securities lending collateral payable
  to brokers (See Note 2(i)).........     (1.2)     (94,116)
Other liabilities....................     (0.0)        (362)
                                        ------   ----------
Net assets...........................    100.0%  $8,106,118
                                        ======   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000 shares authorized; 1,711,824
  shares outstanding..........................   $  171,182
Capital surplus...............................    7,719,840
Accumulated undistributed net investment
  income......................................        3,412
Accumulated net realized loss on
  investments.................................     (287,370)
Unrealized appreciation of investments........      499,054
                                                 ----------
Net assets....................................   $8,106,118
                                                 ==========

Class IA
  Net asset value per share ($7,834,643 / 1,654,447
    shares outstanding) (2,250,000 shares
    authorized)....................................  $ 4.74
                                                     ======
Class IB
  Net asset value per share ($271,475 / 57,377
    shares outstanding) (750,000 shares
    authorized)....................................  $ 4.73
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD INDEX HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 99.1%
            AEROSPACE & DEFENSE -- 0.1%
      75    Raytheon Co. ......................   $    2,430
                                                  ----------
            APPAREL & TEXTILE -- 0.1%
     +10    Liz Claiborne, Inc. ...............          507
      21    V. F. Corp. .......................          827
                                                  ----------
                                                       1,334
                                                  ----------
            BANKS -- 11.5%
     255    American Express Co. ..............        9,119
      70    AmSouth Bancorporation ............        1,319
     301    Bank of America Corp. .............       18,965
     141    Bank of New York Co., Inc.
             (The) ............................        5,753
     223    Bank One Corp. ....................        8,719
      87    BB&T Corp. ........................        3,132
      41    Capital One Financial Corp. .......        2,220
      43    Charter One Financial, Inc. .......        1,168
     985    Citigroup, Inc. ...................       49,729
      34    Comerica, Inc. ....................        1,952
      23    Countrywide Credit Industries,
             Inc. .............................          957
     191    Fannie Mae.........................       15,204
     111    Fifth Third Bancorp................        6,814
     200    Fleet Boston Financial Corp. ......        7,302
     133    Freddie Mac........................        8,702
      30    Golden West Financial Corp. .......        1,780
      88    Household International, Inc. .....        5,079
      48    Huntington Bancshares, Inc. .......          827
      81    KeyCorp. ..........................        1,983
     163    MBNA Corp. ........................        5,741
      90    Mellon Financial Corp. ............        3,374
     378    Morgan (J.P.) Chase & Co. .........       13,737
     116    National City Corp. ...............        3,395
      43    Northern Trust Corp. ..............        2,561
      54    PNC Financial Services Group.......        3,057
      55    Providian Financial Corp. .........          194
     +44    Regions Financial Corp. ...........        1,308
      66    SouthTrust Corp. ..................        1,621
      62    State Street Corp. ................        3,253
      55    SunTrust Banks, Inc. ..............        3,464
      56    Synovus Financial Corp. ...........        1,404
     374    U.S. Bancorp.......................        7,820
      26    Union Planters Corp. ..............        1,190
      30    USA Education, Inc. ...............        2,531
     261    Wachovia Corp. ....................        8,174
     168    Washington Mutual, Inc. ...........        5,486
     325    Wells Fargo & Co. .................       14,103
      18    Zions Bancorp. ....................          920
                                                  ----------
                                                     234,057
                                                  ----------
            BUSINESS SERVICES -- 0.9%
    *188    Cendant Corp. .....................        3,687
     *97    Concord EFS, Inc. .................        3,163
     *33    Convergys Corp. ...................        1,245
      28    Equifax, Inc. .....................          668
     +15    Fluor Corp. .......................          574
      73    Interpublic Group of Cos., Inc. ...        2,148
      36    Omnicom Group, Inc. ...............        3,179
      72    Paychex, Inc. .....................        2,512

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            BUSINESS SERVICES -- (CONTINUED)
     *34    Robert Half International, Inc. ...   $      905
    *+21    TMP Worldwide, Inc. ...............          909
                                                  ----------
                                                      18,990
                                                  ----------
            CHEMICALS -- 1.2%
      44    Air Products & Chemicals, Inc. ....        2,052
      21    Avery Dennison Corp. ..............        1,191
     173    Dow Chemical Co. (The) ............        5,833
     196    du Pont (E.I.) de Nemours & Co. ...        8,345
      15    Eastman Chemical Co. ..............          584
      10    Great Lakes Chemical Corp. ........          238
      18    International Flavors & Fragrances,
             Inc. .............................          548
      32    PPG Industries, Inc. ..............        1,674
      31    Praxair, Inc. .....................        1,703
      42    Rohm & Haas Co. ...................        1,461
                                                  ----------
                                                      23,629
                                                  ----------
            COMMUNICATIONS -- 6.9%
    *151    ADC Telecommunications, Inc. ......          695
      59    ALLTEL Corp. ......................        3,666
     *16    Andrew Corp. ......................          346
     678    AT&T Corp. ........................       12,290
    *484    AT&T Wireless Services, Inc. ......        6,962
    *+56    Avaya, Inc. .......................          674
     359    BellSouth Corp. ...................       13,713
      27    CenturyTel, Inc. ..................          886
    *+63    CIENA Corp. .......................          903
     *36    Comverse Technology, Inc. .........          802
    +654    Lucent Technologies, Inc. .........        4,112
     426    Motorola, Inc. ....................        6,402
     *64    Network Appliance, Inc. ...........        1,403
   *+154    Nextel Communications, Inc., Class
             A ................................        1,684
     613    Nortel Networks Corp. .............        4,597
    *146    QUALCOMM, Inc. ....................        7,388
     319    Qwest Communications International,
             Inc. .............................        4,505
     644    SBC Communications, Inc. ..........       25,213
      30    Scientific-Atlanta, Inc. ..........          728
    +170    Sprint Corp. ......................        3,410
    *189    Sprint PCS Group ..................        4,608
    *+78    Tellabs, Inc. .....................        1,179
     520    Verizon Communications, Inc. ......       24,670
    *565    WorldCom, Inc. -- WorldCom
             Group ............................        7,952
                                                  ----------
                                                     138,788
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --5.7%
     *67    Apple Computer, Inc. ..............        1,473
  *1,405    Cisco Systems, Inc. ...............       25,437
     324    Compaq Computer Corp. .............        3,166
    *500    Dell Computer Corp. ...............       13,584
    *424    EMC Corp. .........................        5,703
     *63    Gateway, Inc. .....................          505
     372    Hewlett-Packard Co. ...............        7,633
     330    International Business Machines
             Corp. ............................       39,892
      17    International Game Technology .....        1,134
     *38    Jabil Circuit, Inc. ...............          857
     *25    Lexmark International, Inc. .......        1,464
      75    Minnesota Mining & Manufacturing
             Co. ..............................        8,879

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
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
                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT --
             (CONTINUED)
    *110    Palm, Inc. ........................   $      427
      47    Pitney Bowes, Inc. ................        1,767
    *157    Solectron Corp. ...................        1,771
      44    Symbol Technologies, Inc. .........          702
                                                  ----------
                                                     114,394
                                                  ----------
            CONSTRUCTION -- 0.2%
      12    Centex Corp. ......................          679
      82    Halliburton Co. ...................        1,077
      17    ITT Industries, Inc. ..............          853
      10    Kaufman and Broad Home Corp. ......          387
      12    McDermott International, Inc. .....          148
     +11    Pulte Corp. .......................          511
                                                  ----------
                                                       3,655
                                                  ----------
            CONSUMER DURABLES -- 0.3%
     182    Corning, Inc. .....................        1,625
      18    Grainger (W.W.), Inc. .............          859
      17    Johnson Controls, Inc. ............        1,347
      38    Leggett & Platt, Inc. .............          875
      51    Newell Rubbermaid, Inc. ...........        1,406
      25    Visteon Corp. .....................          380
                                                  ----------
                                                       6,492
                                                  ----------
            CONSUMER NON-DURABLES -- 4.4%
     +11    Alberto-Culver Co., Class B .......          491
     +20    AmerisourceBergen Corp. ...........        1,239
      45    Avon Products, Inc. ...............        2,104
      13    Brown-Forman Corp., Class B  ......          822
      86    Cardinal Health, Inc. .............        5,584
      45    Clorox Co. (The) ..................        1,763
     106    Colgate-Palmolive Co. .............        6,104
     +56    Eastman Kodak Co. .................        1,646
      25    Ecolab, Inc. ......................          991
     202    Gillette Co. (The) ................        6,751
      34    Hasbro, Inc. ......................          545
      83    Mattel, Inc. ......................        1,422
      55    McKesson Corp. ....................        2,058
     248    Procter & Gamble Co. (The) ........       19,634
     *96    Safeway, Inc. .....................        4,015
      26    SuperValu, Inc. ...................          565
     128    SYSCO Corp. .......................        3,347
      28    Tiffany & Co. .....................          878
     382    Tyco International Ltd. ...........       22,505
     109    Unilever N.V., NY Shares ..........        6,306
                                                  ----------
                                                      88,770
                                                  ----------
            CONSUMER SERVICES -- 0.2%
     +33    Cintas Corp. ......................        1,573
      35    H&R Block, Inc. ...................        1,571
      12    Ryder System, Inc. ................          262
                                                  ----------
                                                       3,406
                                                  ----------
            DRUGS -- 9.4%
     297    Abbott Laboratories ...............       16,572
     253    American Home Products Corp. ......       15,497
    *200    Amgen, Inc. .......................       11,301
     *28    Biogen, Inc. ......................        1,623

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            DRUGS -- (CONTINUED)
     370    Bristol-Myers Squibb Co. ..........   $   18,894
    *+36    Chiron Corp. ......................        1,591
     215    Eli Lilly & Co. ...................       16,907
     *34    Forest Laboratories, Inc. .........        2,799
     *41    Genzyme Corp. .....................        2,436
    *104    Immunex Corp. .....................        2,890
      47    King Pharmaceuticals, Inc. ........        1,982
     *41    MedImmune, Inc. ...................        1,900
     436    Merck & Co., Inc. .................       25,610
   1,204    Pfizer, Inc. ......................       47,973
     247    Pharmacia Corp. ...................       10,531
     280    Schering-Plough Corp. .............       10,037
      14    Sigma-Aldrich Corp. ...............          557
     *21    Watson Pharmaceuticals, Inc. ......          644
                                                  ----------
                                                     189,744
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.7%
    *+88    Agilent Technologies, Inc. ........        2,515
      25    Allergan, Inc. ....................        1,894
      41    Applera Corp. -- Applied Biosystems
             Group ............................        1,593
      27    Danaher Corp. .....................        1,650
     *36    KLA-Tencor Corp. ..................        1,768
       9    Millipore Corp. ...................          555
      24    PerkinElmer, Inc. .................          837
      36    Rockwell International Corp. ......          636
      36    Rockwell Collins, Inc. ............          695
      18    Tektronix, Inc. ...................          464
     *35    Teradyne, Inc. ....................        1,057
     *35    Thermo Electron Corp. .............          824
                                                  ----------
                                                      14,488
                                                  ----------
            ELECTRONICS -- 8.3%
     *66    Advanced Micro Devices, Inc. ......        1,045
     *74    Altera Corp. ......................        1,564
     *38    American Power Conversion Corp. ...          548
     *69    Analog Devices, Inc. ..............        3,073
     *58    Applied Micro Circuits Corp. ......          653
    *+50    Broadcom Corp., Class A ...........        2,061
    *+49    Conexant Systems, Inc. ............          709
      82    Emerson Electric Co. ..............        4,677
   1,901    General Electric Co. ..............       76,194
   1,285    Intel Corp. .......................       40,424
    *254    JDS Uniphase Corp. ................        2,219
      61    Linear Technology Corp. ...........        2,366
     *70    LSI Logic Corp. ...................        1,109
     *62    Maxim Integrated Products, Inc. ...        3,245
     +15    Maytag Corp. ......................          462
    *115    Micron Technology, Inc. ...........        3,557
      38    Molex, Inc. .......................        1,168
     *34    National Semiconductor Corp. ......        1,036
     *28    Novellus Systems, Inc. ............        1,085
    *+28    NVIDIA Corp. ......................        1,846
     *32    PMC-Sierra, Inc. ..................          678
    *+15    Power-One, Inc. ...................          159
    *+18    QLogic Corp. ......................          788
    *100    Sanmina-SCI Corp. .................        1,986
     332    Texas Instruments, Inc. ...........        9,285

The accompanying notes are an integral part of this financial statement.

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
                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
      11    Thomas & Betts Corp. ..............   $      239
     *37    Vitesse Semiconductor Corp. .......          460
      13    Whirlpool Corp. ...................          942
    +138    Xerox Corp. .......................        1,437
     *64    Xilinx, Inc. ......................        2,496
                                                  ----------
                                                     167,511
                                                  ----------
            ENERGY & SERVICES -- 6.1%
      17    Amerada Hess Corp. ................        1,068
      48    Anadarko Petroleum Corp. ..........        2,710
      26    Apache Corp. ......................        1,310
      13    Ashland, Inc. .....................          619
      38    Burlington Resources, Inc. ........        1,443
     204    ChevronTexaco Corp. ...............       18,303
     120    Conoco, Inc. ......................        3,389
     +24    Devon Energy Corp. ................          939
      22    EOG Resources, Inc. ...............          864
   1,310    ExxonMobil Corp. ..................       51,477
      19    Kerr-McGee Corp. ..................        1,058
     *27    Nabors Industries, Inc. ...........          928
     *25    Noble Drilling Corp. ..............          865
      72    Occidental Petroleum Corp. ........        1,906
      73    Phillips Petroleum Co. ............        4,400
     *18    Rowan Cos., Inc. ..................          353
     407    Royal Dutch Petroleum Co., NY
             Shares ...........................       19,936
     110    Schlumberger Ltd. .................        6,055
      15    Sunoco, Inc. ......................          564
      61    Transocean Sedco Forex, Inc. ......        2,065
      47    Unocal Corp. ......................        1,691
      59    USX -- Marathon Group .............        1,779
                                                  ----------
                                                     123,722
                                                  ----------
            FINANCIAL SERVICES -- 1.6%
      18    Bear Stearns Cos., Inc. (The) .....        1,064
     262    Charles Schwab Corp. (The) ........        4,048
      50    Franklin Resources, Inc. ..........        1,761
      46    Lehman Brothers Holdings, Inc. ....        3,051
     162    Merrill Lynch & Co., Inc. .........        8,444
     210    Morgan Stanley Dean Witter &
             Co. ..............................       11,746
      42    Stilwell Financial, Inc. ..........        1,155
      24    T Rowe Price Group, Inc. ..........          819
                                                  ----------
                                                      32,088
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 4.6%
       7    Adolph Coors Co., Class B .........          375
     169    Anheuser-Busch Cos., Inc. .........        7,652
     127    Archer-Daniels-Midland Co. ........        1,817
      78    Campbell Soup Co. .................        2,342
     476    Coca-Cola Co. (The) ...............       22,450
     +85    Coca-Cola Enterprises, Inc. .......        1,611
     103    ConAgra Foods, Inc. ...............        2,446
      70    General Mills, Inc. ...............        3,640
      67    Heinz (H.J.) Co. ..................        2,758
      21    Hercules, Inc. ....................          210
      26    Hershey Foods Corp. ...............        1,757
      78    Kellogg Co. .......................        2,345
      54    Pepsi Bottling Group, Inc.
             (The) ............................        1,276
     335    PepsiCo., Inc. ....................       16,311

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
     415    Philip Morris Cos., Inc. ..........   $   19,023
     150    Sara Lee Corp. ....................        3,336
      32    UST, Inc. .........................        1,108
      43    Wrigley, (Wm.) Jr. Co. ............        2,217
                                                  ----------
                                                      92,674
                                                  ----------
            FOREST & PAPER PRODUCTS -- 0.9%
      10    Bemis Co., Inc. ...................          495
     +11    Boise Cascade Corp. ...............          384
      44    Georgia-Pacific Corp. .............        1,222
      92    International Paper Co. ...........        3,720
     101    Kimberly-Clark Corp. ..............        6,012
     *20    Louisiana-Pacific Corp. ...........          171
      19    Mead Corp. (The) ..................          594
     *31    Pactiv Corp. ......................          546
       9    Temple-Inland, Inc. ...............          532
      20    Westvaco Corp. ....................          564
      41    Weyerhaeuser Co. ..................        2,237
      21    Willamette Industries, Inc. .......        1,098
                                                  ----------
                                                      17,575
                                                  ----------
            HEALTH SERVICES -- 0.5%
      99    HCA, Inc. .........................        3,798
     *50    Health Management Associates, Inc.,
             Class A ..........................          917
     *75    HEALTH SOUTH Corp. ................        1,112
     *20    Manor Care, Inc. ..................          464
     *62    Tenet Healthcare Corp. ............        3,659
                                                  ----------
                                                       9,950
                                                  ----------
            HOTELS & GAMING -- 0.2%
      72    Hilton Hotels Corp. ...............          781
      46    Marriott International, Inc., Class
             A ................................        1,874
      38    Starwood Hotels & Resorts
             Worldwide, Inc. ..................        1,134
                                                  ----------
                                                       3,789
                                                  ----------
            INSURANCE -- 4.7%
      29    Aetna, Inc. .......................          943
     104    AFLAC, Inc. .......................        2,560
     141    Allstate Corp. (The) ..............        4,745
      21    Ambac Financial Group, Inc. .......        1,206
     516    American International Group,
             Inc. .............................       40,949
      52    Aon Corp. .........................        1,830
      34    Chubb Corp. (The) .................        2,317
      29    CIGNA Corp. .......................        2,678
      32    Cincinnati Financial Corp. ........        1,218
     +67    Conseco, Inc. .....................          298
    *+33    Humana, Inc. ......................          385
      30    Jefferson-Pilot Corp. .............        1,375
      57    John Hancock Financial Services,
             Inc. .............................        2,362
      38    Lincoln National Corp. ............        1,833
      38    Loews Corp. .......................        2,093
      53    Marsh & McLennan Cos., Inc. .......        5,653
      29    MBIA, Inc. ........................        1,568
     145    MetLife, Inc. .....................        4,587
      21    MGIC Investment Corp. .............        1,306
      14    Progressive Corp. (The) ...........        2,156
      25    Safeco Corp. ......................          786
      41    St. Paul Cos., Inc. (The) .........        1,804

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
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
                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      25    Torchmark Corp. ...................   $      977
      60    UnitedHealth Group, Inc. ..........        4,227
      48    UNUMProvident Corp. ...............        1,280
    *+12    Wellpoint Health Networks, Inc. ...        1,427
      26    XL Capital Ltd., Class A ..........        2,384
                                                  ----------
                                                      94,947
                                                  ----------
            MACHINERY -- 1.3%
    *156    Applied Materials, Inc. ...........        6,269
      64    Baker Hughes, Inc. ................        2,348
      15    Black & Decker Corp. (The) ........          577
      66    Caterpillar, Inc. .................        3,431
       8    Cummins, Inc. .....................          306
      45    Deere & Co. .......................        1,963
      39    Dover Corp. .......................        1,445
      13    Eaton Corp. .......................        1,000
      *6    FMC Corp. .........................          357
      32    Ingersoll-Rand Co. ................        1,342
      24    Pall Corp. ........................          568
      23    Parker-Hannifin Corp. .............        1,033
      16    Stanley Works (The) ...............          759
      90    United Technologies Corp. .........        5,795
                                                  ----------
                                                      27,193
                                                  ----------
            MEDIA & ENTERTAINMENT -- 2.5%
     +12    American Greetings Corp. ..........          170
    *114    Clear Channel Communications,
             Inc. .............................        5,824
    *181    Comcast Corp., Class A ............        6,516
      22    Donnelly (R.R.) & Sons Co. ........          663
      16    Dow Jones & Co., Inc. .............          886
      51    Gannett Co., Inc. .................        3,409
     *22    Harrah's Entertainment, Inc. ......          804
      16    Knight-Ridder, Inc. ...............        1,050
      37    McGraw-Hill Cos., Inc. (The) ......        2,259
     +10    Meredith Corp. ....................          341
      29    New York Times Co. (The), Class
             A ................................        1,261
      57    Tribune Co. .......................        2,132
    *+40    Univision Communications, Inc. ....        1,626
    *340    Viacom, Inc., Class B .............       14,992
     390    Walt Disney Co. (The) .............        8,089
                                                  ----------
                                                      50,022
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.3%
      10    Bard (C.R.), Inc. .................          630
      10    Bausch & Lomb, Inc. ...............          391
     113    Baxter International, Inc. ........        6,065
      50    Becton, Dickinson & Co. ...........        1,641
      52    Biomet, Inc. ......................        1,598
     *77    Boston Scientific Corp. ...........        1,863
      58    Guidant Corp. .....................        2,908
     587    Johnson & Johnson .................       34,713
     232    Medtronic, Inc. ...................       11,872
     *17    St. Jude Medical, Inc. ............        1,295
      38    Stryker Corp. .....................        2,195
     *37    Zimmer Holdings, Inc. .............        1,133
                                                  ----------
                                                      66,304
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            METALS, MINERALS & MINING -- 1.4%
      61    Alcan, Inc. .......................   $    2,207
     163    Alcoa, Inc. .......................        5,779
      16    Allegheny Technologies, Inc. ......          262
       5    Ball Corp. ........................          382
     103    Barrick Gold Corp. ................        1,642
      18    Cooper Industries, Inc. ...........          632
      12    Crane Co. .........................          298
      25    Engelhard Corp. ...................          695
      28    Fortune Brands, Inc. ..............        1,126
    *+28    Freeport-McMoran Copper & Gold,
             Inc., Class B ....................          374
      58    Illinois Tool Works, Inc. .........        3,951
      35    Inco Ltd. .........................          597
      84    Lockheed Martin Corp. .............        3,934
      88    Masco Corp. .......................        2,155
     +38    Newmont Mining Corp. ..............          717
      15    Nucor Corp. .......................          799
     *15    Phelps Dodge Corp. ................          498
      64    Placer Dome, Inc. .................          693
      11    Snap-On, Inc. .....................          381
     *17    USX -- U.S. Steel Group ...........          315
      19    Vulcan Materials Co. ..............          931
      17    Worthington Industries, Inc. ......          236
                                                  ----------
                                                      28,604
                                                  ----------
            REAL ESTATE -- 0.2%
      79    Equity Office Properties Trust ....        2,388
      52    Equity Residential Properties Trust
             (REIT) ...........................        1,493
                                                  ----------
                                                       3,881
                                                  ----------
            RESEARCH & TESTING
             FACILITIES -- 0.1%
      30    Moody's Corp. .....................        1,193
     *23    Quintiles Transnational Corp. .....          373
                                                  ----------
                                                       1,566
                                                  ----------
            RETAIL -- 7.4%
      78    Albertson's, Inc. .................        2,448
     *21    AutoZone, Inc. ....................        1,478
     *56    Bed Bath & Beyond, Inc. ...........        1,882
     *40    Best Buy Co., Inc. ................        3,006
     *22    Big Lots, Inc. ....................          229
      40    Circuit City Stores Group .........        1,047
     *87    Costco Wholesale Corp. ............        3,845
      75    CVS Corp. .........................        2,216
      22    Darden Restaurants, Inc. ..........          790
      16    Dillard's, Inc., Class A ..........          262
      63    Dollar General Corp. ..............          943
      33    Family Dollar Stores, Inc. ........          989
     *37    Federated Department Stores,
             Inc. .............................        1,517
     165    Gap, Inc. (The) ...................        2,302
     449    Home Depot, Inc. (The) ............       22,891
     *23    Jones Apparel Group, Inc. .........          773
    *+97    Kmart Corp. .......................          527
     *64    Kohl's Corp. ......................        4,519
    *154    Kroger Co. (The) ..................        3,212
      82    Limited, Inc. (The) ...............        1,208
     148    Lowe's Cos., Inc. .................        6,882
      57    May Department Stores Co. (The) ...        2,120

The accompanying notes are an integral part of this financial statement.

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
                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     246    McDonald's Corp. ..................   $    6,515
      26    Nordstrom, Inc. ...................          529
     *59    Office Depot, Inc. ................        1,089
      51    Penney (J.C.) Co., Inc. ...........        1,360
      34    RadioShack Corp. ..................        1,033
      62    Sears, Roebuck and Co. ............        2,941
      30    Sherwin-Williams Co. (The) ........          821
     *88    Staples, Inc. .....................        1,653
    *+73    Starbucks Corp. ...................        1,393
     173    Target Corp. ......................        7,097
      52    TJX Cos., Inc. (The) ..............        2,082
     *38    Toys R Us, Inc. ...................          797
     *28    Tricon Global Restaurants, Inc. ...        1,374
     853    Wal-Mart Stores, Inc. .............       49,119
     195    Walgreen Co. ......................        6,576
      20    Wendy's International, Inc. .......          595
     +27    Winn-Dixie Stores, Inc. ...........          390
                                                  ----------
                                                     150,450
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
      14    Cooper Tire & Rubber Co. ..........          224
     +32    Goodyear Tire & Rubber Co.
             (The) ............................          750
      51    NIKE, Inc., Class B ...............        2,892
     *11    Reebok International Ltd. .........          304
    *+16    Sealed Air Corp. ..................          653
      11    Tupperware Corp. ..................          215
                                                  ----------
                                                       5,038
                                                  ----------
            SOFTWARE & SERVICES -- 8.1%
      45    Adobe Systems, Inc. ...............        1,410
    *848    AOL Time Warner, Inc. .............       27,212
      11    Autodesk, Inc. ....................          398
     118    Automatic Data Processing, Inc. ...        6,957
     *47    BMC Software, Inc. ................          772
     *36    Citrix Systems, Inc. ..............          815
     110    Computer Associates International,
             Inc. .............................        3,804
     *33    Computer Sciences Corp. ...........        1,593
     *71    Compuware Corp. ...................          839
     +13    Deluxe Corp. ......................          538
      91    Electronic Data Systems Corp. .....        6,218
      73    First Data Corp. ..................        5,735
     *36    Fiserv, Inc. ......................        1,524
      57    IMS Health, Inc. ..................        1,105
     *41    Intuit, Inc. ......................        1,736
     *16    Mercury Interactive Corp. .........          547
  *1,031    Microsoft Corp. ...................       68,344
     *19    NCR Corp. .........................          686
     *70    Novell, Inc. ......................          322
  *1,065    Oracle Corp. ......................       14,708
     *51    Parametric Technology Corp. .......          397
     *58    PeopleSoft, Inc. ..................        2,343
     *25    Sapient Corp. .....................          190
     *89    Siebel Systems, Inc. ..............        2,476
    *621    Sun Microsystems, Inc. ............        7,660
     *62    Unisys Corp. ......................          776
     *77    VERITAS Software Corp. ............        3,442
    *109    Yahoo!, Inc. ......................        1,936
                                                  ----------
                                                     164,483
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            TRANSPORTATION -- 2.8%
     *30    AMR Corp. .........................   $      660
     160    Boeing Co. (The) ..................        6,217
      17    Brunswick Corp. ...................          370
      74    Burlington Northern Santa Fe
             Corp. ............................        2,115
     112    Carnival Corp., Class A ...........        3,151
      41    CSX Corp. .........................        1,430
      29    Dana Corp. ........................          399
     107    Delphi Automotive Systems Corp. ...        1,465
      24    Delta Air Lines, Inc. .............          698
     *57    FedEx Corp. .......................        2,962
     347    Ford Motor Co. ....................        5,451
      39    General Dynamics Corp. ............        3,078
     106    General Motors Corp. ..............        5,171
      33    Genuine Parts Co. .................        1,216
      20    Goodrich Corp. ....................          521
      58    Harley-Davidson, Inc. .............        3,150
     156    Honeywell International, Inc. .....        5,266
     *12    Navistar International Corp. ......          455
      74    Norfolk Southern Corp. ............        1,353
      21    Northrop Grumman Corp. ............        2,120
      15    PACCAR, Inc. ......................          962
     *26    Sabre Holdings Corp. ..............        1,094
     147    Southwest Airlines Co. ............        2,708
      27    Textron, Inc. .....................        1,131
      24    TRW, Inc. .........................          900
      48    Union Pacific Corp. ...............        2,708
    *+13    US Airways Group, Inc. ............           84
                                                  ----------
                                                      56,835
                                                  ----------
            UTILITIES -- 3.3%
    *102    AES Corp. (The) ...................        1,668
      24    Allegheny Energy, Inc. ............          877
     *38    Allied Waste Industries, Inc. .....          536
     +27    Ameren Corp. ......................        1,123
     +62    American Electric Power Co.,
             Inc. .............................        2,683
    *+58    Calpine Corp. .....................          982
     +30    CINergy Corp. .....................        1,017
     *54    Citizens Communications Co. .......          578
      26    CMS Energy Corp. ..................          622
     +41    Consolidated Edison, Inc. .........        1,647
      31    Constellation Energy Group,
             Inc. .............................          833
      50    Dominion Resources, Inc. ..........        3,026
      31    DTE Energy Co. ....................        1,307
     149    Duke Energy Corp. .................        5,837
      67    Dynegy, Inc., Class A .............        1,714
     *62    Edison International ..............          941
      98    El Paso Corp. .....................        4,361
      43    Entergy Corp. .....................        1,662
      62    Exelon Corp. ......................        2,945
      58    FirstEnergy Corp. .................        2,031
      34    FPL Group, Inc. ...................        1,900
      27    KeySpan Corp. .....................          925
      22    Kinder Morgan, Inc. ...............        1,197
     *77    Mirant Corp. ......................        1,229
     *31    Niagara Mohawk Holdings, Inc. .....          548
       9    NICOR, Inc. .......................          365
      40    NiSource, Inc. ....................          913
      +7    Peoples Energy Corp. ..............          259
      74    PG&E Corp. ........................        1,427

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
      16    Pinnacle West Capital Corp. .......   $      677
      28    PPL Corp. .........................          976
      20    Progress Energy, Inc., CVO ........            8
      42    Progress Energy, Inc. .............        1,883
      40    Public Service Enterprise Group,
             Inc. .............................        1,684
      57    Reliant Energy, Inc. ..............        1,516
      40    Sempra Energy .....................          975
     133    Southern Co. (The) ................        3,375
      27    TECO Energy, Inc. .................          711
     +51    TXU Corp. .........................        2,396
     120    Waste Management, Inc. ............        3,836
      99    Williams Cos., Inc. (The) .........        2,519
      66    Xcel Energy, Inc...................        1,835
                                                  ----------
                                                      67,544
                                                  ----------
            Total common stocks................   $2,004,353
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.8%
            REPURCHASE AGREEMENT -- 0.7%
 $15,253    Joint Repurchase Agreement (See
             Note 2(d)) 1.635% due 01/02/02 ...   $   15,253
                                                  ----------
            U.S. TREASURY BILLS -- 0.1%
   1,275    1.675% due 03/14/02 ...............   $    1,271
                                                  ----------
            Total short-term securities .......   $   16,524
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,718,209).........................    99.1%  $2,004,353
Total short-term securities (cost
  $16,524)............................     0.8       16,524
                                         -----   ----------
Total investment in securities (total
  cost $1,734,733)....................    99.9    2,020,877
Cash, receivables and other assets....     0.1        2,337
Securities lending collateral
  (See Note 2(i)).....................     2.5       49,640
Payable for securities purchased......    (0.0)        (196)
Payable for Fund shares redeemed......    (0.0)        (485)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (2.5)     (49,640)
Other liabilities.....................    (0.0)        (116)
                                         -----   ----------
Net assets............................   100.0%  $2,022,417
                                         =====   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  2,000,000 shares authorized; 635,727 shares
  outstanding.................................   $   63,573
Capital surplus...............................    1,603,166
Accumulated undistributed net investment
  income......................................        1,287
Accumulated undistributed net realized gain on
  investments.................................       68,171
Unrealized appreciation of investments........      286,144
Unrealized appreciation of futures contracts
  ++..........................................           76
                                                 ----------
Net assets....................................   $2,022,417
                                                 ==========

Class IA
  Net asset value per share ($1,976,361/621,223
    shares outstanding) (1,500,000 shares
    authorized).....................................  $3.18
                                                      =====
Class IB
  Net asset value per share ($46,056/14,504 shares
    outstanding) (500,000 shares authorized)........  $3.18
                                                      =====

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

++ The Fund had 64 Standard & Poor's 500 March 2002 Futures contracts open as of
   December 31, 2001. These contracts had a value of $18,387 as of December 31, 2001 and were collateralized by various U.S. Treasury Bills with a market value of $1,271.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


 HARTFORD GROWTH AND INCOME HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- 98.7%
            BANKS -- 11.0%
     111    Bank of America Corp. ...............   $  6,962
     364    Citigroup, Inc. .....................     18,398
     114    Fannie Mae...........................      9,031
      28    Golden West Financial Corp. .........      1,671
     132    Pacific Century Financial Corp. .....      3,428
      44    PNC Financial Services Group.........      2,467
    +148    UnionBanCal Corp. ...................      5,635
     109    Wachovia Corp. ......................      3,421
                                                    --------
                                                      51,013
                                                    --------
            CHEMICALS -- 1.1%
     119    du Pont (E.I.) de Nemours & Co. .....      5,071
                                                    --------
            COMMUNICATIONS -- 5.8%
     275    AT&T Corp. ..........................      4,989
      85    Motorola, Inc. ......................      1,272
     *41    QUALCOMM, Inc. ......................      2,055
     135    Qwest Communications International,
             Inc. ...............................      1,908
     156    Sprint Corp. ........................      3,126
     173    Verizon Communications, Inc. ........      8,196
    *373    WorldCom, Inc. -- WorldCom Group.....      5,255
                                                    --------
                                                      26,801
                                                    --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.5%
    *423    Cisco Systems, Inc. .................      7,664
    *116    Dell Computer Corp. .................      3,139
     285    Hewlett-Packard Co. .................      5,860
      43    International Business Machines
             Corp. ..............................      5,225
     *30    Lexmark International, Inc. .........      1,764
    *169    Solectron Corp. .....................      1,901
                                                    --------
                                                      25,553
                                                    --------
            CONSUMER DURABLES -- 0.6%
    *543    Sycamore Networks, Inc. .............      2,908
                                                    --------
            CONSUMER NON-DURABLES -- 8.4%
     +37    AmerisourceBergen Corp. .............      2,364
     127    McKesson Corp. ......................      4,761
     139    Procter & Gamble Co. (The) ..........     11,023
    *189    Safeway, Inc. .......................      7,887
     220    Tyco International Ltd. .............     12,929
                                                    --------
                                                      38,964
                                                    --------
            DRUGS -- 10.8%
     165    Abbott Laboratories..................      9,199
      98    American Home Products Corp. ........      6,019
      71    Eli Lilly & Co. .....................      5,537
     *95    Immunex Corp. .......................      2,638
      54    Merck & Co., Inc. ...................      3,199
      79    Pfizer, Inc. ........................      3,140
     294    Pharmacia Corp. .....................     12,527
     218    Schering-Plough Corp. ...............      7,803
                                                    --------
                                                      50,062
                                                    --------
            ELECTRICAL EQUIPMENT -- 0.4%
    *108    Credence Systems Corp. ..............      2,000
                                                    --------

                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
            ELECTRONICS -- 6.7%
     *53    Analog Devices, Inc. ................   $  2,330
     337    General Electric Co. ................     13,511
     145    Intel Corp. .........................      4,551
      48    Linear Technology Corp. .............      1,878
    *138    Sanmina -- SCI Corp. ................      2,752
      55    Texas Instruments, Inc. .............      1,546
    *149    Vitesse Semiconductor Corp. .........      1,858
     *64    Xilinx, Inc. ........................      2,480
                                                    --------
                                                      30,906
                                                    --------
            ENERGY & SERVICES -- 5.5%
     148    Burlington Resources, Inc. ..........      5,567
      69    ChevronTexaco Corp. .................      6,174
     187    ExxonMobil Corp. ....................      7,329
     113    GlobalSantaFe Corp. .................      3,231
      86    Sunoco, Inc. ........................      3,193
                                                    --------
                                                      25,494
                                                    --------
            FINANCIAL SERVICES -- 1.9%
      13    Goldman Sachs Group, Inc. (The)......      1,196
     *51    Investment Technology Group, Inc. ...      1,993
     108    Merrill Lynch & Co., Inc. ...........      5,619
                                                    --------
                                                       8,808
                                                    --------
            FOOD, BEVERAGE & TOBACCO -- 4.1%
     113    Pepsi Bottling Group, Inc. (The).....      2,646
     125    PepsiCo., Inc. ......................      6,106
     148    Philip Morris Cos., Inc. ............      6,795
      63    Reynolds (R.J.) Tobacco Holdings,
             Inc. ...............................      3,558
                                                    --------
                                                      19,105
                                                    --------
            FOREST & PAPER PRODUCTS -- 1.0%
      46    Kimberly-Clark Corp. ................      2,739
      37    Temple-Inland, Inc. .................      2,071
                                                    --------
                                                       4,810
                                                    --------
            HEALTH SERVICES -- 0.4%
      47    HCA, Inc. ...........................      1,819
                                                    --------
            INSURANCE -- 4.2%
     122    Ambac Financial Group, Inc. .........      7,033
      93    American International Group,
             Inc. ...............................      7,383
     112    St. Paul Cos., Inc. (The)............      4,916
                                                    --------
                                                      19,332
                                                    --------
            MEDIA & ENTERTAINMENT -- 2.6%
    *+89    Adelphia Communications Corp., Class
             A...................................      2,787
     +50    Knight-Ridder, Inc. .................      3,247
    *428    Liberty Media Corp., Class A.........      5,991
                                                    --------
                                                      12,025
                                                    --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.5%
      53    Baxter International, Inc. ..........      2,826
     127    Becton, Dickinson & Co. .............      4,203
                                                    --------
                                                       7,029
                                                    --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                              VALUE
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 2.9%
      42    Alcoa, Inc. .........................   $  1,475
      83    Engelhard Corp. .....................      2,309
     189    Freeport-McMoran Copper & Gold, Inc.,
             Class A.............................      2,442
     149    Lockheed Martin Corp. ...............      6,944
                                                    --------
                                                      13,170
                                                    --------
            RESEARCH & TESTING FACILITIES -- 0.7%
    *+40    Cephalon, Inc. ......................      3,054
                                                    --------
            RETAIL -- 9.4%
    *152    Bed Bath & Beyond, Inc. .............      5,160
     210    CVS Corp. ...........................      6,222
     225    Dollar General Corp. ................      3,347
     130    Home Depot, Inc. (The) ..............      6,629
     *88    Kroger Co. (The).....................      1,828
     104    Lowe's Cos., Inc. ...................      4,822
     153    McDonald's Corp. ....................      4,047
      *1    Staples, Inc. .......................         11
     132    Target Corp. ........................      5,402
     102    Wal-Mart Stores, Inc. ...............      5,876
                                                    --------
                                                      43,344
                                                    --------
            SOFTWARE & SERVICES -- 9.3%
    *260    AOL Time Warner, Inc. ...............      8,359
     106    First Data Corp. ....................      8,331
    *278    Microsoft Corp. .....................     18,390
    *248    Oracle Corp. ........................      3,428
    *133    Sun Microsystems, Inc. ..............      1,636
    *+80    VeriSign, Inc. ......................      3,045
                                                    --------
                                                      43,189
                                                    --------
            TRANSPORTATION -- 1.0%
     *40    FedEx Corp. .........................      2,065
      79    USFreightways Corp. .................      2,471
                                                    --------
                                                       4,536
                                                    --------
            UTILITIES -- 3.9%
      42    Dominion Resources, Inc. ............      2,542
      97    Duke Energy Corp. ...................      3,824
     139    Dynegy Inc., Class A ................      3,542
     123    Exelon Corp. ........................      5,881
      63    Waste Management, Inc. ..............      2,020
                                                    --------
                                                      17,809
                                                    --------
            Total common stocks..................   $456,802
                                                    ========
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENT -- 3.3%
 $15,453    Joint Repurchase Agreement
             (See Note 2(d))
             1.677% due 01/02/02.................   $ 15,453
                                                    --------
            Total short-term securities..........   $ 15,453
                                                    ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $476,090).....    98.7%  $456,802
Total short-term securities (cost
  $15,453)..............................     3.3     15,453
                                           -----   --------
Total investment in securities (total
  cost $491,543)........................   102.0    472,255
Cash, receivables and other assets......     0.4      1,755
Securities lending collateral (See Note
  2(i)).................................     3.2     14,742
Payable for securities purchased........    (2.4)   (11,383)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (3.2)   (14,742)
Other liabilities.......................    (0.0)       (15)
                                           -----   --------
Net assets..............................   100.0%  $462,612
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 394,785 shares
  outstanding..................................   $    395
Capital surplus................................    520,996
Accumulated undistributed net investment
  income.......................................      2,255
Accumulated net realized loss on investments...    (41,686)
Unrealized depreciation of investments.........    (19,288)
Unrealized depreciation of futures contracts
  ++...........................................        (60)
                                                  --------
Net assets.....................................   $462,612
                                                  ========

Class IA
  Net asset value per share ($416,013 / 354,860
    shares outstanding) (600,000 shares
    authorized)....................................  $ 1.17
                                                     ======
Class IB
  Net asset value per share ($46,599 / 39,925
    shares outstanding) (200,000 shares
    authorized)....................................  $ 1.17
                                                     ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

++ The Fund had 19 Standard & Poor's 500 March 2002 Futures contracts open as of
   December 31, 2001. These contracts had a value of $5,459 as of December 31, 2001 and were collateralized by $299 of cash.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD VALUE HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- 97.7%
            BANKS -- 17.2%
       8    Bank of America Corp. ................   $   516
      50    Citigroup, Inc. ......................     2,519
       9    Fannie Mae ...........................       747
      14    Morgan (J.P.) Chase & Co. ............       509
      42    National City Corp. ..................     1,225
       8    PNC Financial Services Group .........       438
      63    Washington Mutual, Inc. ..............     2,044
      25    Wells Fargo & Co. ....................     1,065
                                                     -------
                                                       9,063
                                                     -------
            BUSINESS SERVICES -- 0.5%
     *17    KPMG Consulting, Inc. ................       280
                                                     -------
            CHEMICALS -- 1.7%
      21    du Pont (E.I.) de Nemours & Co. ......       893
                                                     -------
            COMMUNICATIONS -- 10.2%
      14    AT&T Corp. ...........................       256
      *4    AT&T Wireless Services, Inc. .........        58
      39    BellSouth Corp. ......................     1,503
     *47    McLeodUSA, Inc., Class A .............        18
      40    Motorola, Inc. .......................       601
      26    Qwest Communications International,
             Inc. ................................       360
      45    Sprint Corp. .........................       898
       8    Verizon Communications, Inc. .........       389
     *93    WorldCom, Inc. -- WorldCom Group .....     1,305
                                                     -------
                                                       5,388
                                                     -------
            COMPUTERS & OFFICE EQUIPMENT -- 3.2%
     *36    Dell Computer Corp. ..................       976
      35    Hewlett-Packard Co. ..................       721
                                                     -------
                                                       1,697
                                                     -------
            DRUGS -- 3.7%
       9    Abbott Laboratories ..................       491
      24    Pharmacia Corp. ......................     1,002
      13    Schering-Plough Corp. ................       469
                                                     -------
                                                       1,962
                                                     -------
            ELECTRICAL EQUIPMENT -- 1.1%
       5    Rockwell International Corp. .........        93
     *15    Teradyne, Inc. .......................       464
                                                     -------
                                                         557
                                                     -------
            ELECTRONICS -- 1.4%
     *18    Agere Systems, Inc. ..................       102
      11    Emerson Electric Co. .................       645
                                                     -------
                                                         747
                                                     -------
            ENERGY & SERVICES -- 9.0%
       9    Ashland, Inc. ........................       433
      62    ExxonMobil Corp. .....................     2,425
      20    GlobalSantaFe Corp. ..................       573
      16    Petroleo Brasileiro S.A., ADR ........       351
     *17    Rowan Cos., Inc. .....................       337
      15    Shell Transport & Trading Co., PLC,
             ADR .................................       626
                                                     -------
                                                       4,745
                                                     -------

                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
            FINANCIAL SERVICES -- 0.9%
       5    Goldman Sachs Group, Inc. (The) ......   $   492
                                                     -------
            FOOD, BEVERAGE & TOBACCO -- 2.9%
      17    Kellogg Co. ..........................       524
      20    PepsiCo., Inc. .......................       993
                                                     -------
                                                       1,517
                                                     -------
            FOREST & PAPER PRODUCTS -- 3.8%
      34    Kimberly-Clark Corp. .................     2,027
                                                     -------
            HEALTH SERVICES -- 1.1%
     *10    Tenet Healthcare Corp. ...............       581
                                                     -------
            INSURANCE -- 8.0%
      28    Ace Ltd. .............................     1,116
      12    Chubb Corp. (The) ....................       800
      11    CIGNA Corp. ..........................     1,038
       8    Marsh & McLennan Cos., Inc. ..........       892
       8    StanCorp. Financial Group, Inc. ......       364
                                                     -------
                                                       4,210
                                                     -------
            MACHINERY -- 4.0%
      28    Caterpillar, Inc. ....................     1,463
      14    Stanley Works (The) ..................       633
                                                     -------
                                                       2,096
                                                     -------
            MEDIA & ENTERTAINMENT -- 5.2%
     *33    Adelphia Communications Corp., Class
             A ...................................     1,023
     *24    Comcast Corp., Class A ...............       860
       1    Gannett Co., Inc. ....................        34
     *57    Liberty Media Corp., Class A .........       794
                                                     -------
                                                       2,711
                                                     -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.7%
       9    Beckman Coulter, Inc. ................       390
                                                     -------
            METALS, MINERALS & MINING -- 4.2%
      54    Alcoa, Inc. ..........................     1,934
       4    Illinois Tool Works, Inc. ............       284
                                                     -------
                                                       2,218
                                                     -------
            REAL ESTATE -- 1.0%
      20    Archstone-Smith Trust (REIT) .........       513
                                                     -------
            RETAIL -- 5.3%
      *2    ARAMARK Corp. ........................        56
      20    CVS Corp. ............................       598
      47    Dollar General Corp. .................       694
      26    Family Dollar Stores, Inc. ...........       791
      18    May Department Stores Co. (The) ......       655
                                                     -------
                                                       2,794
                                                     -------
            RUBBER & PLASTICS PRODUCTS -- 2.2%
      20    NIKE, Inc., Class B ..................     1,147
                                                     -------
            TRANSPORTATION -- 1.3%
      14    Canadian National Railway Co. ........       686
                                                     -------
            UTILITIES -- 9.1%
      13    Exelon Corp. .........................       642
      14    FirstEnergy Corp. ....................       497
      10    FPL Group, Inc. ......................       564
      29    National Fuel Gas Co. ................       706

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                               VALUE
---------                                            -------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
       6    Pinnacle West Capital Corp. ..........   $   268
      13    Progress Energy, Inc. ................       585
     *23    Republic Services, Inc. ..............       449
      13    Scana Corp. ..........................       353
      29    Southern Co. (The) ...................       728
                                                     -------
                                                       4,792
                                                     -------
            Total common stocks                      $51,506
                                                     =======
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.6%
            REPURCHASE AGREEMENT -- 3.6%
 $ 1,873    Joint Repurchase Agreement (See Note
             2(d))
             1.677% due 01/02/02..................   $ 1,873
                                                     -------
            Total short-term securities...........   $ 1,873
                                                     =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $50,250.......    97.7%  $ 51,506
Total short-term securities (cost
  $1,873)...............................     3.6      1,873
                                           -----   --------
Total investment in securities (total
  cost $52,123).........................   101.3     53,379
Cash, receivables and other assets......     1.8        965
Payable for securities purchased........    (3.1)    (1,613)
Dividends payable.......................    (0.0)       (19)
Other liabilities.......................    (0.0)        (1)
                                           -----   --------
Net assets..............................   100.0%  $ 52,711
                                           =====   ========

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 53,036 shares
  outstanding..................................   $     53
Capital surplus................................     51,494
Accumulated net realized loss on investments...        (92)
Unrealized appreciation of investments.........      1,256
                                                  --------
Net assets.....................................   $ 52,711
                                                  ========

Class IA
  Net asset value per share ($40,759 / 41,003 shares
    outstanding)(600,000 shares authorized).........  $0.99
                                                      =====
Class IB
  Net asset value per share ($11,952 / 12,033 shares
    outstanding)(200,000 shares authorized).........  $0.99
                                                      =====

 * Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD DIVIDEND AND GROWTH FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 97.3%
            BANKS -- 10.1%
   2,218    Citigroup, Inc. ...................   $  111,963
     444    Freddie Mac........................       29,057
   1,270    Morgan (J.P.) Chase & Co. .........       46,175
     966    Pacific Century Financial Corp.....       25,005
    +788    People's Bank......................       16,753
    +884    Synovus Financial Corp. ...........       22,144
   1,630    U.S. Bancorp.......................       34,112
    +352    UnionBanCal Corp. .................       13,365
   1,047    Wachovia Corp......................       32,831
     218    Washington Mutual, Inc. ...........        7,143
                                                  ----------
                                                     338,548
                                                  ----------
            CHEMICALS -- 4.3%
     797    Avery Dennison Corp. ..............       45,032
   1,810    du Pont (E.I.) de Nemours & Co. ...       76,926
     616    Rohm & Haas Co. ...................       21,332
                                                  ----------
                                                     143,290
                                                  ----------
            COMMUNICATIONS -- 6.4%
   1,661    AT&T Corp. ........................       30,127
   1,071    BellSouth Corp. ...................       40,840
   2,277    Motorola, Inc. ....................       34,204
   1,987    Qwest Communications International,
             Inc. .............................       28,079
   1,675    Verizon Communications, Inc. ......       79,498
                                                  ----------
                                                     212,748
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.1%
  *1,322    EMC Corp. .........................       17,768
   2,180    Hewlett-Packard Co. ...............       44,781
     738    International Business Machines
             Corp. ............................       89,220
     176    Minnesota Mining & Manufacturing
             Co. ..............................       20,840
     812    Pitney Bowes, Inc. ................       30,532
                                                  ----------
                                                     203,141
                                                  ----------
            CONSTRUCTION -- 0.4%
     926    Halliburton Co. ...................       12,125
                                                  ----------
            CONSUMER DURABLES -- 0.4%
     496    Newell Rubbermaid, Inc. ...........       13,669
                                                  ----------
            CONSUMER NON-DURABLES -- 4.1%
     596    McKesson Corp. ....................       22,294
     832    Procter & Gamble Co. (The).........       65,812
  *1,214    Safeway, Inc. .....................       50,680
                                                  ----------
                                                     138,786
                                                  ----------
            DRUGS -- 6.6%
   1,050    Abbott Laboratories................       58,521
     520    American Home Products Corp. ......       31,895
    +761    AstraZeneca PLC, ADR...............       35,477
     431    Merck & Co., Inc. .................       25,343
   1,670    Pharmacia Corp. ...................       71,211
                                                  ----------
                                                     222,447
                                                  ----------

                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ELECTRONICS -- 2.2%
     659    Emerson Electric Co. ..............   $   37,652
     932    General Electric Co. ..............       37,374
                                                  ----------
                                                      75,026
                                                  ----------
            ENERGY & SERVICES -- 9.7%
     799    ChevronTexaco Corp. ...............       71,572
   3,071    ExxonMobil Corp. ..................      120,681
   1,057    PanCanadian Energy Corp. ..........       27,480
     740    Royal Dutch Petroleum Co., NY
             Shares............................       36,255
     633    Schlumberger Ltd. .................       34,783
    +487    TotalFinaElf S.A., ADR.............       34,172
                                                  ----------
                                                     324,943
                                                  ----------
            FINANCIAL SERVICES -- 2.1%
     922    Franklin Resources, Inc. ..........       32,522
     748    Merrill Lynch & Co., Inc. .........       38,970
                                                  ----------
                                                      71,492
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 4.3%
   1,952    ConAgra Foods, Inc. ...............       46,399
   1,503    Philip Morris Cos., Inc. ..........       68,922
     500    Reynolds (R.J.) Tobacco Holdings,
             Inc. .............................       28,161
                                                  ----------
                                                     143,482
                                                  ----------
            FOREST & PAPER PRODUCTS -- 3.7%
     853    Abitibi-Consolidated, Inc. ........        6,241
     155    Bowater, Inc. .....................        7,379
     778    Kimberly-Clark Corp. ..............       46,542
     339    Temple-Inland, Inc. ...............       19,248
     834    Weyerhaeuser Co. ..................       45,124
                                                  ----------
                                                     124,534
                                                  ----------
            HEALTH SERVICES -- 0.1%
      54    HCA, Inc. .........................        2,077
                                                  ----------
            INSURANCE -- 6.0%
     438    Ace Ltd. ..........................       17,582
     549    AFLAC, Inc. .......................       13,493
     355    CIGNA Corp. .......................       32,891
     303    Marsh & McLennan Cos., Inc. .......       32,595
     563    MBIA, Inc. ........................       30,167
     721    St. Paul Cos., Inc. (The)..........       31,689
     456    XL Capital Ltd., Class A...........       41,633
                                                  ----------
                                                     200,050
                                                  ----------
            MACHINERY -- 2.5%
     899    Caterpillar, Inc. .................       46,962
     829    Parker-Hannifin Corp. .............       38,073
                                                  ----------
                                                      85,035
                                                  ----------
            MEDIA & ENTERTAINMENT -- 3.0%
    *469    Comcast Corp., Class A.............       16,884
     764    Gannett Co., Inc. .................       51,350
    +482    Knight-Ridder, Inc. ...............       31,296
                                                  ----------
                                                      99,530
                                                  ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.7%
     684    Becton, Dickinson & Co. ...........   $   22,681
                                                  ----------
            METALS, MINERALS & MINING -- 3.5%
     465    Alcan, Inc. .......................       16,711
   1,954    Alcoa, Inc. .......................       69,468
     634    Lockheed Martin Corp. .............       29,584
                                                  ----------
                                                     115,763
                                                  ----------
            REAL ESTATE -- 0.4%
     443    Kimco Realty Corp. (REIT)..........       14,465
                                                  ----------
            RETAIL -- 4.2%
   1,053    CVS Corp. .........................       31,169
   1,298    Family Dollar Stores, Inc. ........       38,905
   1,705    McDonald's Corp. ..................       45,129
     436    Wal-Mart Stores, Inc. .............       25,069
                                                  ----------
                                                     140,272
                                                  ----------
            SOFTWARE & SERVICES -- 2.0%
    *809    AOL Time Warner, Inc. .............       25,953
    *627    Microsoft Corp. ...................       41,525
                                                  ----------
                                                      67,478
                                                  ----------
            TRANSPORTATION -- 5.8%
     855    Boeing Co. (The)...................       33,169
     756    CP Railway Ltd. ...................       14,745
   1,183    Delphi Automotive Systems Corp. ...       16,164
     884    Delta Air Lines, Inc. .............       25,872
    *528    FedEx Corp. .......................       27,403
   1,560    Ford Motor Co. ....................       24,531
     653    Union Pacific Corp. ...............       37,215
     434    USFreightways Corp. ...............       13,634
                                                  ----------
                                                     192,733
                                                  ----------
            UTILITIES -- 8.7%
    +848    Constellation Energy Group,
             Inc. .............................       22,504
     289    Dominion Resources, Inc. ..........       17,375
     170    Dynegy Inc., Class A...............        4,345
     880    El Paso Corp. .....................       39,239
   1,111    Exelon Corp. ......................       53,200
     811    FirstEnergy Corp. .................       28,362
     870    FPL Group, Inc. ...................       49,062
     820    Pinnacle West Capital Corp. .......       34,309
   1,324    Waste Management, Inc. ............       42,246
                                                  ----------
                                                     290,642
                                                  ----------
            Total common stocks................   $3,254,957
                                                  ==========
PRINCIPAL
 AMOUNT
---------
 EQUITY LINKED NOTES -- 0.4%
            MEDIA & ENTERTAINMENT -- 0.4%
 $   160    Tribune Co.
             2.00% due 01/15/29................   $   13,891
                                                  ----------
            Total equity linked notes..........   $   13,891
                                                  ==========

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
SHORT-TERM SECURITIES -- 1.6%
            REPURCHASE AGREEMENT -- 1.6%
 $53,371    Joint Repurchase Agreement (See
             Note 2(d))
             1.677% due 01/02/02...............   $   53,371
                                                  ----------
            Total short-term securities........   $   53,371
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $3,115,035).........................    97.3%  $3,254,957
Total equity linked securities (cost
  29,741).............................     0.4       13,891
Total short-term securities (cost
  $53,371)............................     1.6       53,371
                                         -----   ----------
Total investment in securities (total
  cost $3,198,147)....................    99.3    3,322,219
Cash, receivables and other assets....     0.9       30,149
Securities lending collateral (See
  Note 2(i))..........................     2.4       80,718
Payable for securities purchased......    (0.2)      (7,595)
Payable for Fund shares redeemed......    (0.0)          (1)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (2.4)     (80,718)
Other liabilities.....................    (0.0)        (151)
                                         -----   ----------
Net assets............................   100.0%  $3,344,621
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  4,000,000 shares authorized; 1,779,323
  shares outstanding..........................   $  177,932
Capital surplus...............................    2,886,556
Accumulated undistributed net investment
  income......................................        2,031
Accumulated undistributed net realized gain on
  investments.................................      154,029
Unrealized appreciation of investments........      124,072
Unrealized appreciation of other assets and
  liabilities in foreign currencies...........            1
                                                 ----------
Net assets....................................   $3,344,621
                                                 ==========

Class IA
  Net asset value per share
    ($3,190,773 / 1,697,427 shares outstanding)
    (3,500,000 shares authorized)................   $ 1.88
                                                    ======
Class IB
  Net asset value per share ($153,848 / 81,896
    shares outstanding) (500,000 shares
    authorized)..................................   $ 1.88
                                                    ======

* Non-income producing during the period.

+ All or a portion of this security was on loan as of December 31, 2001 (See
  Note 2(i)).

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 PRINCIPAL                                          VALUE
  AMOUNT                                           --------
 --------
ASSET-BACKED SECURITIES V -- 0.3%
$    @1,000   AESOP Funding II LLC, Series
               1997-1A, Class A2 (Aa)
               6.40% due 10/20/03................  $  1,022
                                                   --------
              Total asset-backed securities......  $  1,022
                                                   ========
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 2.9%
$       292   BMW Vehicle Lease Trust, Series
               2000-A, Class A2 (AAA S&P)
               6.65% due 02/25/03................  $    293
        600   Capital Auto Receivables Asset
               Trust, Series 2000-1, Class A4
               (Aaa)
               7.00% due 01/17/05................       608
        550   Carco Auto Loan Master Trust,
               Series 1999-1, Class A2 (AAA)
               5.78% due 03/15/04................       553
      1,360   Citibank Credit Card Master Trust
               I, Series 1997-2, Class A (Aaa)
               6.55% due 02/15/04................     1,367
      1,000   CS First Boston Mortgage Securities
               Corp., Series 1997-C1, Class A1B
               (AAA Fitch)
               7.15% due 06/20/29................     1,058
        850   Discover Card Master Trust I,
               Series 1999-2, Class A (A-S&P)
               5.90% due 10/15/04................       859
        138   First Security Auto Owner Trust,
               Series 2000-2, Class A2 (Aa)
               6.80% due 08/15/03................       139
       @660   GS Mortgage Securities Corp. II,
               Series 2000-GSFL, Class A (AAA
               Fitch)
               6.80% due 08/15/12................       660
        191   Harley-Davidson Eaglemark
               Motorcycle Trust, Series 1998-1,
               Class A2 (Aaa)
               5.94% due 02/15/04................       192
        198   Harley-Davidson Eaglemark
               Motorcycle Trust, Series 2000-2,
               Class A1 (Aaa)
               7.07% due 11/15/04................       202
        705   Holmes Financial PLC, Series 4,
               Class 1A (Aaa)
               4.013% due 07/15/15...............       705
         41   Honda Auto Lease Trust, Series
               1999-A, Class A4 (Aaa)
               6.45% due 09/16/02................        41
        660   Honda Auto Lease Trust, Series
               1999-A, Class A5 (Aaa)
               6.65% due 07/15/05................       669
        184   Honda Auto Receivables Owner Trust,
               Series 2000-01, Class A2 (Aaa)
               6.65% due 12/16/02................       185
        600   Morgan Stanley Dean Witter Capital
               I, Series 2001-TOP3, Class A3
               (Aaa)
               6.20% due 07/15/33................       610

                                                    MARKET
 PRINCIPAL                                          VALUE
  AMOUNT                                           --------
 --------
$       500   Nomura Asset Securities Corp.,
               Series 1998-D6, Class A1B (Aaa)
               6.59% due 03/15/30................  $    521
        520   Peoplefirst.com Auto Recievables
               Owner Trust, Series 2000-2, Class
               A3 (Aa1)
               6.34% due 09/15/04................       537
        468   Toyota Auto Receivables Owner
               Trust, Series 2001-B, Class A2
               (Aaa)
               2.14% due 12/15/03................       468
        202   USAA Auto Loan Grantor Trust,
               Series 1999-1, Class A (A1)
               6.10% due 02/15/06................       207
                                                   --------
              Total collateralized mortgage
               obligations.......................  $  9,874
                                                   ========
  SHARES
 --------
COMMON STOCKS -- 59.3%
              APPAREL & TEXTILE -- 0.7%
         31   Adidas AG..........................     2,337
                                                   --------
              BANKS -- 6.7%
        +37   Banco Popular Espanol S.A..........     1,223
         21   Bank of America Corp...............     1,328
         13   Bank One Corp......................       508
         41   Banque Nationale de Paris (BNP)....     3,637
         95   Bayerische Vereinsbank AG..........     2,873
        103   Citigroup, Inc.....................     5,246
         56   Credit Suisse Group................     2,376
         34   Deutsche Bank AG...................     2,422
        107   Royal Bank of Scotland Group.......     2,592
         19   State Street Corp..................       977
                                                   --------
                                                     23,182
                                                   --------
              BUSINESS SERVICES -- 1.8%
        335   Capita Group PLC...................     2,356
      1,004   Rentokil Initial PLC...............     4,004
                                                   --------
                                                      6,360
                                                   --------
              COMMUNICATIONS -- 8.7%
        686   Cable & Wireless PLC...............     3,291
        *17   Comverse Technology, Inc...........       378
        206   Deutsche Telekom AG................     3,557
        127   Koninklijke (Royal) KPN N.V........       645
       *@81   Koninklijke (Royal) KPN N.V........       412
       *509   mm02 PLC...........................       641
          1   Nippon Telegraph & Telephone
               Corp..............................     1,841
         99   Nokia Oyj..........................     2,564
     +1,014   Olivetti S.p.A.....................     1,300
        +91   SK Telecom Co., Ltd................     1,967
        731   Telefonaktiebolaget LM Ericcson, B
               Shares............................     3,973
        *63   Telefonica S.A.....................       841
      3,326   Vodafone Group PLC.................     8,690
                                                   --------
                                                     30,100
                                                   --------
              COMPUTERS & OFFICE -- 3.5%
        *88   Cisco Systems, Inc.................     1,595
         64   Compaq Computer Corp...............       626

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
                                                    VALUE
  SHARES                                           --------
 --------
COMMON STOCKS -- (CONTINUED)
              COMPUTERS & OFFICE -- (CONTINUED)
       *111   Dell Computer Corp.................  $  3,014
        165   Hewlett-Packard Co.................     3,393
         21   International Business Machines
               Corp..............................     2,480
          9   Minnesota Mining & Manufacturing
               Co................................     1,111
                                                   --------
                                                     12,219
                                                   --------
              CONSUMER NON-DURABLES -- 4.9%
         60   Avon Products, Inc.................     2,781
         35   Colgate-Palmolive Co...............     2,004
        111   Gillette Co. (The).................     3,697
         99   Mattel, Inc........................     1,705
         47   McKesson Corp......................     1,769
         16   Nintendo Co., Ltd..................     2,714
         27   Procter & Gamble Co. (The).........     2,168
                                                   --------
                                                     16,838
                                                   --------
              DRUGS -- 6.1%
         77   Abbott Laboratories................     4,276
         29   American Home Products Corp........     1,761
         94   AstraZeneca PLC....................     4,236
         37   Fujisawa Pharmaceutical Co.,
               Ltd...............................       853
         88   Pharmacia Corp.....................     3,745
        166   Schering-Plough Corp...............     5,959
                                                   --------
                                                     20,830
                                                   --------
              ELECTRONICS -- 4.5%
         85   General Electric Co................     3,423
         24   Murata Manufacturing Co., Ltd......     1,409
         21   Samsung Electronics Co., Ltd.......     4,564
         87   Sony Corp..........................     3,963
         79   Texas Instruments, Inc.............     2,220
                                                   --------
                                                     15,579
                                                   --------
              ENERGY & SERVICES -- 3.5%
         43   ExxonMobil Corp....................     1,674
         99   Schlumberger Ltd...................     5,446
         27   TotalFinaElf S.A., B Shares........     3,870
         29   Transocean Sedco Forex, Inc........       967
                                                   --------
                                                     11,957
                                                   --------
              FINANCIAL SERVICES -- 1.5%
         26   Goldman Sachs Group, Inc. (The)....     2,430
         50   Merrill Lynch & Co., Inc...........     2,580
                                                   --------
                                                      5,010
                                                   --------
              FOOD, BEVERAGE & TOBACCO -- 1.4%
         12   Nestle S.A.........................     2,608
         45   PepsiCo., Inc......................     2,172
                                                   --------
                                                      4,780
                                                   --------
              FOREST & PAPER PRODUCTS -- 1.1%
         37   International Paper Co.............     1,501
         67   UPM-Kymmene Oyj....................     2,219
                                                   --------
                                                      3,720
                                                   --------
              HEALTH SERVICES -- 0.5%
          2   Serono S.A., Class B...............     1,718
                                                   --------

                                                    MARKET
                                                    VALUE
  SHARES                                           --------
 --------
              INSURANCE -- 1.6%
         50   American International Group,
               Inc...............................  $  3,986
         14   Marsh & McLennan Cos., Inc.........     1,526
                                                   --------
                                                      5,512
                                                   --------
              MEDIA & ENTERTAINMENT -- 1.0%
        *60   USA Networks, Inc..................     1,628
        *23   Viacom, Inc., Class B..............       993
         14   Vivendi S.A........................       739
                                                   --------
                                                      3,360
                                                   --------
              MEDICAL INSTRUMENTS & SUPPLIES -- 0.9%
        *42   Boston Scientific Corp.............     1,020
         36   Johnson & Johnson..................     2,139
                                                   --------
                                                      3,159
                                                   --------
              METALS, MINERALS & MINING -- 0.6%
         41   Alcoa, Inc.........................     1,461
        +51   Usinor Sacilor.....................       635
                                                   --------
                                                      2,096
                                                   --------
              RETAIL -- 4.9%
        *+9   eBay, Inc..........................       609
      1,367   Marks & Spencer PLC................     7,261
         11   Pinault-Printemps-Redoute S.A......     1,390
       *287   Staples, Inc.......................     5,373
         39   Wal-Mart Stores, Inc...............     2,250
                                                   --------
                                                     16,883
                                                   --------
              RUBBER & PLASTICS PRODUCTS -- 0.5%
         29   NIKE, Inc., Class B................     1,620
                                                   --------
              SOFTWARE & SERVICES -- 3.5%
         26   First Data Corp....................     2,055
        *51   Microsoft Corp.....................     3,367
       *105   Openwave Systems, Inc..............     1,028
       *191   Oracle Corp........................     2,635
       *231   Sun Microsystems, Inc..............     2,844
                                                   --------
                                                     11,929
                                                   --------
              TRANSPORTATION -- 1.4%
        364   British Airways PLC................     1,041
        *12   FedEx Corp.........................       607
         16   Northrop Grumman Corp..............     1,623
        244   P&O Princess Cruises PLC...........     1,418
                                                   --------
                                                      4,689
                                                   --------
              Total common stocks................  $203,878
                                                   ========
 PRINCIPAL
  AMOUNT      I
 --------
CORPORATE NOTES V -- 5.4%
              BANKS -- 0.8%
GBP      500  Bank of America Corp. (Aa2)
               6.125% due 12/16/10...............       724
        900   Federal National Mortgage
               Association (Aaa)
               6.25% due 05/15/29................       898

The accompanying notes are an integral part of this financial statement.

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
 PRINCIPAL    I                                     MARKET
  AMOUNT                                            VALUE
 --------                                          --------
CORPORATE NOTES V -- (CONTINUED)
              BANKS -- (CONTINUED)
EUR      808  National Westminster Bank PLC (Aaa)
               6.00% due 01/21/10................  $    735
        510   PNC Funding Corp. (A2)
               2.45% due 08/01/03................       510
                                                   --------
                                                      2,867
                                                   --------
              COMMUNICATIONS -- 0.6%
       @210   AT&T Corp. (A3)
               8.00% due 11/15/31................       220
        300   AT&T Wireless Services, Inc. (Baa2)
               7.875% due 03/01/11...............       321
       @155   Singapore Telecommunications Ltd.
               (A2)
               7.375% due 12/01/31...............       158
        250   Sprint Capital Corp. (Baa1)
               7.125% due 01/30/06...............       261
        500   Telefonica Europe BV (A2)
               7.75% due 09/15/10................       531
        650   Verizon Communications, Inc. (Aa2)
               6.50% due 09/15/11................       661
                                                   --------
                                                      2,152
                                                   --------
              COMPUTERS & OFFICE EQUIPMENT --0.3%
      1,000   International Business Machines
               Corp. (A1)
               3.464% due 09/26/02...............       891
                                                   --------
              CONSTRUCTION -- 0.2%
        700   Centex Corp. (Baa2)
               7.875% due 02/01/11...............       713
                                                   --------
              ENERGY & SERVICES -- 0.1%
        450   Amerada Hess Corp. (Baa1)
               7.30% due 08/15/31................       453
                                                   --------
              FINANCIAL SERVICES -- 1.0%
       @515   ERAC USA Finance Co. (Baa1)
               7.35% due 06/15/08................       514
        600   Ford Motor Credit Co. (A2)
               6.875% due 02/01/06...............       601
        350   FPL Group Capital, Inc. (A2)
               6.125% due 05/15/07...............       355
JPY M110,000  GE Financial Assurance (Aaa)
               1.60% due 06/20/11................       818
        400   General Motors Acceptance Corp.
               (A2)
               6.125% due 09/15/06...............       396
DEM   1,600   Toyota Motor Credit (Aaa)
               4.75% due 06/17/05................       729
                                                   --------
                                                      3,413
                                                   --------
              FOOD, BEVERAGE & TOBACCO -- 0.3%
        300   ConAgra Foods, Inc. (Baa1)
               6.00% due 09/15/06................       307
        525   ConAgra Foods, Inc. (Baa2)
               7.40% due 09/15/04................       564
       @225   Tyson Foods, Inc. (Baa3)
               7.25% due 10/01/06................       233
                                                   --------
                                                      1,104
                                                   --------

 PRINCIPAL    I                                     MARKET
  AMOUNT                                            VALUE
 --------                                          --------
              FOREST & PAPER PRODUCTS -- 0.1%
EUR      575  International Paper (Baa1)
               5.375% due 08/11/06...............  $    504
                                                   --------
              INSURANCE -- 0.5%
        500   Ace Capital Trust II (A3)
               9.70% due 04/01/30................       593
        500   Everest Reinsurance Group Ltd. (A3)
               8.50% due 03/15/05................       536
        500   UNUMProvident Corp. (Baa1)
               7.625% due 03/01/11...............       519
                                                   --------
                                                      1,648
                                                   --------
              MACHINERY -- 0.1%
        200   Eaton Corp. (Baa1)
               6.00% due 03/30/07................       179
                                                   --------
              MEDIA & ENTERTAINMENT -- 0.5%
        500   Clear Channel Communications, Inc.
               (Baa1) 6.50% due 07/07/05.........       445
        200   News America Holdings, Inc. (Baa3)
               8.875% due 04/26/23...............       216
        500   Reed Elsevier Capital (A3)
               5.75% due 07/31/08................       446
        600   Viacom, Inc. (A3)
               6.625% due 05/15/11...............       610
                                                   --------
                                                      1,717
                                                   --------
              REAL ESTATE -- 0.1%
        325   EOP Operating LP (Baa1)
               7.00% due 07/15/11................       327
                                                   --------
              SOFTWARE & SERVICES -- 0.2%
        500   AOL Time Warner, Inc. (Baa1)
               7.625% due 04/15/31...............       529
                                                   --------
              TRANSPORTATION -- 0.5%
        500   Delta Air Lines, Inc. (A3)
               7.57% due 11/18/10................       495
        725   Ford Motor Co. (A3)
               6.375% due 02/01/29...............       582
       @250   Roadway Corp. (Baa3)
               8.25% due 12/01/08................       250
        499   US Airways, Inc. (Aaa)
               7.076% due 03/20/21...............       500
                                                   --------
                                                      1,827
              UTILITIES -- 0.1%
        125   NSTAR (A2)
               8.00% due 02/15/10................       132
        150   US West Capital Funding, Inc.
               (Baa1) 6.875% due 07/15/28........       130
                                                   --------
                                                        262
                                                   --------
              Total corporate notes..............  $ 18,586
                                                   ========
FOREIGN/YANKEE BONDS & NOTES V -- 14.5%
              FOREIGN CORPORATIONS -- 1.9%
EUR      500  Abitibi-Consolidated, Inc. (Baa3)
               8.85% due 08/01/30................       520

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
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
 PRINCIPAL    I                                     MARKET
  AMOUNT                                            VALUE
 --------                                          --------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
              FOREIGN CORPORATIONS -- (CONTINUED)
        500   Alcan, Inc. (A2)
               7.25% due 03/15/31................  $    522
DEM   1,700   BA Credit Card Corp. (A2)
               6.00% due 10/15/03................       790
        500   Commonwealth Bank Australia (A1)
               8.50% due 06/01/10................       574
GBP    **250  France Telecom S.A. (Aaa)
               7.50% due 03/14/11................       385
DEM     800   Lloyds TSB Bank PLC (Aa1)
               5.25% due 07/14/08................       362
      1,000   National Australia Bank (Aaa)
               3.595% due 02/12/02...............     1,000
        300   National Australia Bank (A1)
               8.60% due 05/19/10................       344
       @175   Norske Skogindustrier ASA (Baa3)
               7.625% due 10/15/11...............       177
        175   Potash Corp. Saskatchewan (Baa2)
               7.75% due 05/31/11................       185
EUR      150  Sealed Air Finance II BV (Baa3)
               5.625% due 07/19/06...............       118
        300   Stora Enso Oyj (Baa1)
               7.375% due 05/15/11...............       316
        700   Unicredito Italiano S.p.A (Aaa)
               6.00% due 03/16/11................       627
        800   Unilever N.V. (A1)
               4.75% due 06/07/04................       722
                                                   --------
                                                      6,642
                                                   --------
              FOREIGN GOVERNMENTS -- 12.6%
AUD    2,895  Australian Government (Aaa)
               6.50% due 05/15/13................     1,600
EUR    1,225  Buoni Poliennali Del Tes (Aa3)
               6.50% due 11/01/27................     1,235
CAD     310   Canada Government (Aa1)
               5.75% due 06/01/29................       197
DKK   10,000  Denmark Kingdom (Aaa)
               7.00% due 12/15/04................     1,280
EUR    4,200  Deutschland Republic (Aaa)
               3.75% due 08/26/03................     3,752
EUR    6,610  Deutschland Republic (Aaa)
               5.25% due 01/04/11................     6,021
EUR    1,100  Deutschland Republic (Aaa)
               6.00% due 07/04/07................     1,046
EUR    1,375  Deutschland Republic (Aaa)
               6.50% due 07/04/27................     1,409
EUR    2,525  France O.A.T. (Aaa)
               5.25% due 04/25/08................     2,310
EUR      180  France O.A.T. (Aaa)
               5.50% due 04/25/07................       167
GBP      381  Iceland Republic (Aaa)
               8.75% due 05/12/03................       581
JPY  802,700  Japan Series 213 (Aa3)
               1.40% due 06/22/09................     6,303
JPY  163,000  Japan Series 227 (Aa3)
               1.60% due 03/21/11................     1,280

 PRINCIPAL    I                                     MARKET
  AMOUNT                                            VALUE
 --------                                          --------
              FOREIGN GOVERNMENTS -- (CONTINUED)
JPY  376,000  Japan Series 195 (Aa3)
               2.40% due 06/20/07................  $  3,145
NZD    1,270  New Zealand Government (Aaa)
               6.00% due 11/15/11................       497
NZD    1,720  New Zealand Government (Aaa)
               8.00% due 11/15/06................       765
SGD    1,430  Singapore Government (Aaa)
               4.00% due 03/01/07................       796
SEK   99,000  Sweden Kingdom (Aaa)
               3.50% due 04/20/06................     8,925
GBP      900  U.K. Treasury Gilt (Aaa)
               4.25% due 06/07/32................     1,221
GBP      375  U.K. Treasury Gilt (Aaa)
               7.50% due 12/07/06................       603
                                                   --------
                                                     43,133
                                                   --------
              Total foreign/yankee bonds &
               notes.............................  $ 49,775
                                                   ========
U.S. TREASURIES & FEDERAL AGENCIES -- 8.0%
              FEDERAL HOME LOAN MORTGAGE
              ASSOCIATION -- 0.5%
$     1,710   6.845% due 03/01/30................     1,760
                                                   --------
              FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 2.5%
        715   6.00% due 01/25/31.................       699
      1,292   6.113% due 05/01/11................     1,298
      1,013   6.295% due 06/01/09................     1,048
      4,156   7.00% due 02/01/15 -- 02/01/29.....     4,302
      1,137   7.50% due 01/01/30 -- 05/01/31.....     1,174
                                                   --------
                                                      8,521
                                                   --------
              GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION -- 3.2%
      9,063   7.50% due 11/15/27 -- 06/15/31.....     9,403
      1,498   8.00% due 05/15/29 -- 09/15/30.....     1,569
                                                   --------
                                                     10,972
                                                   --------
              U.S. TREASURY BONDS -- 0.2%
        580   7.25% due 05/15/16.................       671
                                                   --------
              U.S. TREASURY INFLATION-INDEXED
               SECURITIES -- 1.5%
      5,215   3.625% due 07/15/02................     5,263
                                                   --------
              U.S. TREASURY NOTES -- 0.1%
        400   5.00% due 08/15/11.................       399
                                                   --------
              Total U.S. treasuries & federal
               agencies..........................  $ 27,586
                                                   ========
SHORT-TERM SECURITIES -- 8.4%
              REPURCHASE AGREEMENT -- 8.2%
     28,211   Joint Repurchase Agreement
               (See Note 2(d))
               1.677% due 01/02/02...............    28,211
                                                   --------
              U.S. TREASURY BILLS -- 0.2%
        500   2.00% due 01/31/02.................       499
                                                   --------
              Total short-term securities........  $ 28,710
                                                   ========

The accompanying notes are an integral part of this financial statement.

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
                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities(cost
  $998).................................     0.3%  $  1,022
Total collateralized mortgage
  obligations (cost $9,792).............     2.9      9,874
Total common stocks (cost $189,096).....    59.3    203,878
Total corporate notes (cost $18,535)....     5.4     18,586
Total foreign/yankee bonds & notes (cost
  $50,911)..............................    14.5     49,775
Total U.S. treasuries & federal agencies
  (cost $27,490)........................     8.0     27,586
Total short-term securities (cost
  $28,710)..............................     8.4     28,710
                                           -----   --------
Total investment in securities (total
  cost $325,532)........................    98.8    339,431
Cash, receivables and other assets......     2.3      8,013
Securities lending collateral (See Note
  2(i)).................................     1.3      4,596
Payable for securities purchased........    (0.6)    (2,198)
Payable for Fund shares redeemed........    (0.0)       (16)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (1.3)    (4,596)
Other liabilities.......................    (0.5)    (1,481)
                                           -----   --------
Net assets..............................   100.0%  $343,749
                                           =====   ========

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $3,646 or 1.1% of net assets.
  M  Private placement.
 ** Securities contain some restriction as to public resale. At December 31, 2001, the market value of these securities amounted to $385 or 0.1% of net assets.
  I All principle amounts are in U.S. dollars unless otherwise indicated.

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  750,000 shares authorized; 341,477 shares
  outstanding..................................   $ 34,148
Capital surplus................................    350,392
Distribution in excess of net investment
  income.......................................       (658)
Accumulated net realized loss on investments...    (54,398)
Unrealized appreciation of investments.........     13,899
Unrealized appreciation of futures contracts
  ***..........................................          6
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@........        670
Unrealized depreciation of other assets and
  liabilities in foreign currencies............       (294)
Unrealized depreciation of option contracts
  written (See Note 2(f))@@@@..................        (16)
                                                  --------
Net assets.....................................   $343,749
                                                  ========
Class IA
  Net asset value per share ($331,784 / 329,571
    shares outstanding) (562,500 shares
    authorized)................................   $   1.01
                                                  ========
Class IB
  Net asset value per share ($11,965 / 11,906
    shares outstanding) (187,500 shares
    authorized)................................   $   1.00
                                                  ========

  V The ratings associated with the corresponding bond holdings were obtained from Moody's as of December 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.
***  The fund had 10 Short March 2002 10 Year U.S. Treasury
     Note futures contracts, 166 Long March 2002 5 Year U.S.
     Treasury Note futures contracts, 16 Short March 2002 2
     Year U.S. Treasury Note futures contracts, 36 Long
     March 2002 Eurex Deutschland Euro Schatz futures contracts open as of December 31, 2001. These contracts had a market value of $13,155 as of December 31, 2001, and were collateralized by various U.S. Treasury obligations with a market value of $499.

                   @@@@ OPTION CONTRACTS AT DECEMBER 31, 2001

                                                              NUMBER OF        EXERCISE        EXPIRATION        MARKET
                                                              CONTRACTS         PRICE             DATE           VALUE
                        DESCRIPTION                           ---------        --------        ----------        ------
                        -----------
Japanese Yen (Purchased Put)/U.S. Dollars                       1,200           $128.0          June 2002        $   48
Australian Dollars (Written Put) / U.S. Dollars                 1,200              0.5          June 2002           (21)
US Treasury Note (Written Put)                                  7,080             93.7         March 2002           (28)
                                                                -----                                            ------
Total option contracts (total net premium paid $(15))           9,480                                            $   (1)
                                                                =====                                            ======

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2001

                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                -----------
Australian Dollar (Buy)                         $   41                $   41             01/16/02                $   --
Australian Dollar (Buy)                            702                   708             01/16/02                    (6)
Australian Dollar (Buy)                          1,148                 1,169             01/16/02                   (21)
Australian Dollar (Sell)                           505                   511             01/15/02                     6
Australian Dollar (Sell)                         2,274                 2,300             01/16/02                    26
Australian Dollar (Sell)                           669                   678             01/16/02                     9
British Pound (Buy)                                185                   185             01/02/02                    --

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                -----------
British Pound (Buy)                             $   76                $   76             01/03/02                $   --
British Pound (Buy)                                113                   113             01/04/02                    --
British Pound (Buy)                                203                   203             01/28/02                    --
British Pound (Sell)                             2,219                 2,202             01/28/02                   (17)
British Pound (Sell)                             1,522                 1,511             01/28/02                   (11)
Canadian Dollar (Sell)                             244                   246             01/18/02                     2
Danish Krone (Sell)                              1,218                 1,203             01/18/02                   (15)
EURO (Buy)                                      11,322                11,246             01/17/02                    76
EURO (Buy)                                         838                   831             01/17/02                     7
EURO (Buy)                                          51                    51             01/17/02                    --
EURO (Buy)                                         931                   924             01/17/02                     7
EURO (Buy)                                       6,530                 6,479             01/17/02                    51
EURO (Buy)                                         404                   400             01/17/02                     4
EURO (Buy)                                         294                   294             01/17/02                    --
EURO (Sell)                                        403                   400             01/08/02                    (3)
EURO (Sell)                                     35,686                35,394             01/17/02                  (292)
EURO (Sell)                                      1,345                 1,349             01/17/02                     4
EURO (Sell)                                        873                   870             01/17/02                    (3)
EURO (Sell)                                         14                    14             01/17/02                    --
EURO (Sell)                                         25                    25             01/17/02                    --
EURO (Sell)                                      2,418                 2,422             01/17/02                     4
EURO (Sell)                                          4                     4             01/17/02                    --
EURO (Sell)                                         19                    19             01/17/02                    --
EURO (Sell)                                        446                   452             01/17/02                     6
EURO (Sell)                                        820                   811             01/17/02                    (9)
Japanese Yen (Buy)                                 380                   380             01/08/02                    --
Japanese Yen (Buy)                                 565                   590             01/15/02                   (25)
Japanese Yen (Buy)                               1,680                 1,754             01/15/02                   (74)
Japanese Yen (Buy)                                 948                   951             01/15/02                    (3)
Japanese Yen (Buy)                                 129                   130             01/15/02                    (1)
Japanese Yen (Sell)                                792                   796             01/04/02                     4
Japanese Yen (Sell)                                952                   951             01/09/02                    (1)
Japanese Yen (Sell)                              2,256                 2,416             01/15/02                   160
Japanese Yen (Sell)                              2,555                 2,738             01/15/02                   183
Japanese Yen (Sell)                              7,470                 8,004             01/15/02                   534
Japanese Yen (Sell)                                228                   244             01/15/02                    16
Japanese Yen (Sell)                                383                   405             01/15/02                    22
Japanese Yen (Sell)                              1,434                 1,497             01/15/02                    63
Japanese Yen (Sell)                                378                   379             01/15/02                     1
New Zealand Dollar (Buy)                           180                   179             01/23/02                     1
New Zealand Dollar (Buy)                           858                   863             01/23/02                    (5)
New Zealand Dollar (Buy)                           116                   117             01/23/02                    (1)
New Zealand Dollar (Sell)                        2,425                 2,427             01/23/02                     2
Norwegian Krone (Buy)                            1,218                 1,216             01/30/02                     2
Norwegian Krone (Sell)                             258                   258             01/30/02                    --
Singapore Dollar (Buy)                              46                    47             01/09/02                    (1)
Singapore Dollar (Buy)                             553                   562             01/09/02                    (9)
Singapore Dollar (Buy)                             356                   360             01/09/02                    (4)
Singapore Dollar (Sell)                            336                   338             01/09/02                     2
Singapore Dollar (Sell)                            585                   589             01/09/02                     4
Singapore Dollar (Sell)                            810                   817             01/09/02                     7
Swedish Krona (Sell)                             9,362                 9,320             01/11/02                   (42)
Swiss Franc (Buy)                                  821                   811             01/22/02                    10
Swiss Franc (Sell)                                 820                   817             01/22/02                    (3)
Swiss Franc (Sell)                                 961                   964             01/22/02                     3
                                                                                                                 ------
                                                                                                                 $  670
                                                                                                                 ======

The accompanying notes are an integral part of this financial statement.

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 HARTFORD ADVISERS HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
ASSET-BACKED SECURITIES### -- 0.4%
$   @43,000   AESOP Funding II LLC, Series
               1998-1, Class A (Aa)
               6.14% due 05/20/06.............   $    44,631
                                                 -----------
              Total asset-backed securities...   $    44,631
                                                 ===========
COLLATERALIZED MORTGAGE OBLIGATIONS### -- 0.7%
     17,200   Asset Securitization Corp.,
               Series 1997-D5, Class A1E (AAA
               Fitch) 6.93% due 02/14/43......        17,605
     18,000   Asset Securitization Corp.,
               Series 1997-D4, Class A1D (Aaa)
               7.49% due 04/14/29.............        19,395
     25,000   Chase Commercial Mortgage
               Securities Corp., Series
               1997-1, Class A2 (Aaa) 7.37%
               due 06/19/29...................        26,796
     17,225   First Union -- Lehman Brothers
               Commercial Mortgage Trust,
               Series 1997-C1, Class A3 (Aaa)
               7.38% due 04/18/07.............        18,495
                                                 -----------
              Total collateralized mortgage
               obligations....................   $    82,291
                                                 ===========

  SHARES
-----------
COMMON STOCKS -- 66.4%
              AEROSPACE & DEFENSE -- 0.5%
     *3,700   General Motors Corp., Class H...   $    57,165
                                                 -----------

              BANKS -- 7.3%
      2,900   American Express Co. ...........       103,501
      2,350   Bank One Corp. .................        91,768
      5,054   Citigroup, Inc. ................       255,139
      2,100   Fleet Boston Financial Corp. ...        76,650
      3,650   Morgan (J.P.) Chase & Co. ......       132,678
      3,200   State Street Corp. .............       167,200
      3,600   U.S. Bancorp....................        75,348
                                                 -----------
                                                     902,284
                                                 -----------
              BUSINESS SERVICES -- 0.4%
     *1,809   Accenture Ltd. .................        48,693
                                                 -----------
              CHEMICALS -- 0.8%
      3,000   Dow Chemical Co. (The)..........       101,340
                                                 -----------
              COMMUNICATIONS -- 2.3%
      2,975   SBC Communications, Inc. .......       116,531
      1,800   Verizon Communications, Inc. ...        85,428
     *6,000   WorldCom, Inc. -- WorldCom
               Group..........................        84,480
                                                 -----------
                                                     286,439
                                                 -----------
              COMPUTERS & OFFICE EQUIPMENT -- 4.1%
     *6,676   Cisco Systems, Inc. ............       120,908
      9,545   Compaq Computer Corp. ..........        93,157

                                                   MARKET
  SHARES                                            VALUE
-----------                                      -----------
              COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *3,315   EMC Corp. ......................   $    44,554
      1,640   International Business Machines
               Corp. .........................       198,374
    *+4,230   Solectron Corp. ................        47,714
                                                 -----------
                                                     504,707
                                                 -----------
              CONSUMER NON-DURABLES -- 3.2%
     +1,200   Estee Lauder Cos., Inc. (The),
               Class A........................        38,472
      1,500   Gillette Co. (The)..............        50,100
     *4,035   Safeway, Inc. ..................       168,474
     +2,400   Tyco International Ltd. ........       141,360
                                                 -----------
                                                     398,406
                                                 -----------
              DRUGS -- 7.6%
      2,485   Abbott Laboratories.............       138,539
      2,500   American Home Products Corp. ...       153,400
       *500   Amgen, Inc. ....................        28,220
      2,308   Bristol-Myers Squibb Co. .......       117,708
      2,120   Merck & Co., Inc. ..............       124,656
      3,825   Pfizer, Inc. ...................       152,423
      2,204   Pharmacia Corp. ................        94,001
      3,679   Schering-Plough Corp. ..........       131,727
                                                 -----------
                                                     940,674
                                                 -----------
              ELECTRONICS -- 4.8%
      1,416   Emerson Electric Co. ...........        80,859
      6,006   General Electric Co. ...........       240,720
      5,308   Intel Corp. ....................       166,930
    *+1,450   Micron Technology, Inc. ........        44,950
      1,916   Texas Instruments, Inc. ........        53,654
                                                 -----------
                                                     587,113
                                                 -----------
              ENERGY & SERVICES -- 4.3%
      1,497   Anadarko Petroleum Corp. .......        85,104
        900   ChevronTexaco Corp. ............        80,649
      6,500   ExxonMobil Corp. ...............       255,450
      1,859   Schlumberger Ltd. ..............       102,158
                                                 -----------
                                                     523,361
                                                 -----------
              FINANCIAL SERVICES -- 2.1%
      3,050   Franklin Resources, Inc. .......       107,574
       +200   Goldman Sachs Group, Inc.
               (The)..........................        18,550
     +2,500   Merrill Lynch & Co., Inc. ......       130,300
                                                 -----------
                                                     256,424
                                                 -----------
              FOOD, BEVERAGE & TOBACCO -- 1.8%
      1,600   Coca-Cola Co. (The).............        75,440
      2,900   PepsiCo., Inc. .................       141,201
                                                 -----------
                                                     216,641
                                                 -----------
              FOREST & PAPER PRODUCTS -- 1.7%
      1,200   International Paper Co. ........        48,420
      2,038   Kimberly-Clark Corp. ...........       121,884
        800   Weyerhaeuser Co. ...............        43,264
                                                 -----------
                                                     213,568
                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                                   MARKET
  SHARES                                            VALUE
-----------                                      -----------
COMMON STOCKS -- (CONTINUED)
              HEALTH SERVICES -- 0.7%
      2,300   HCA, Inc. ......................   $    88,642
                                                 -----------
              HOTELS & GAMING -- 0.1%
        383   Marriott International, Inc.,
               Class A........................        15,581
                                                 -----------
              INSURANCE -- 3.1%
      2,376   American International Group,
               Inc. ..........................       188,646
      1,825   Marsh & McLennan Cos., Inc. ....       196,096
                                                 -----------
                                                     384,742
                                                 -----------
              MACHINERY -- 0.7%
      1,312   United Technologies Corp. ......        84,814
                                                 -----------
              MEDIA & ENTERTAINMENT -- 3.1%
      2,780   Gannett Co., Inc. ..............       186,899
     *7,046   Liberty Media Corp., Class A....        98,644
     *2,250   Viacom, Inc., Class B...........        99,338
                                                 -----------
                                                     384,881
                                                 -----------
              MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
      2,455   Johnson & Johnson...............       145,079
                                                 -----------
              METALS, MINERALS & MINING -- 1.6%
      3,500   Alcoa, Inc. ....................       124,425
      1,150   Illinois Tool Works, Inc. ......        77,878
                                                 -----------
                                                     202,303
                                                 -----------
              RETAIL -- 3.9%
      3,464   CVS Corp. ......................       102,528
      3,220   Home Depot, Inc. (The)..........       164,252
      3,810   Wal-Mart Stores, Inc. ..........       219,266
                                                 -----------
                                                     486,046
                                                 -----------
              RUBBER & PLASTICS PRODUCTS -- 0.1%
        200   NIKE, Inc., Class B.............        11,248
                                                 -----------
              SOFTWARE & SERVICES -- 6.5%
     *6,200   AOL Time Warner, Inc. ..........       199,020
      2,000   Automatic Data Processing,
               Inc. ..........................       117,800
    *+1,077   Computer Sciences Corp. ........        52,766
     *5,100   Microsoft Corp. ................       337,977
     *6,800   Oracle Corp. ...................        93,908
                                                 -----------
                                                     801,471
                                                 -----------
              TRANSPORTATION -- 1.2%
      2,336   Boeing Co. (The)................        90,594
     *1,200   FedEx Corp. ....................        62,256
                                                 -----------
                                                     152,850
                                                 -----------
              UTILITIES -- 3.3%
     +2,491   Duke Energy Corp. ..............        97,801
      2,496   El Paso Corp. ..................       111,324
      2,185   Exelon Corp. ...................       104,594
      1,632   FPL Group, Inc. ................        92,056
                                                 -----------
                                                     405,775
                                                 -----------
              Total common stocks.............   $ 8,200,247
                                                 ===========

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
CORPORATE NOTES ### -- $16.3%
              BANKS -- 1.5%
$    12,035   American Express Co. (A1) 6.875%
               due 11/01/05...................   $    12,730
     20,000   Bank of America Corp. (Aa2)
               5.875% due 02/15/09............        19,899
     40,000   Bank One Corp. (Aa3) 6.875% due
               08/01/06.......................        42,503
     10,000   BankBoston Corp. (A2) 6.625% due
               02/01/04.......................        10,525
     25,000   Bayerische Landesbank
               Girozentrale (NY) (Aaa) 5.65%
               due 02/01/09...................        24,396
     10,000   Citigroup, Inc. (Aa1) 6.25% due
               12/01/05.......................        10,452
     13,685   First Union National Bank (A1)
               5.80% due 12/01/08.............        13,480
     36,745   Key Bank N.A. (A1) 5.80% due
               04/01/04.......................        37,785
     14,825   Popular, Inc. (Baa1) 6.75% due
               12/15/05.......................        15,017
                                                 -----------
                                                     186,787
                                                 -----------
              CHEMICALS -- 0.7%
     20,000   ICI Wilmington, Inc. (Baa2)
               6.95% due 09/15/04.............        20,337
     25,000   Praxair, Inc. (A3) 6.15% due
               04/15/03.......................        25,747
     40,000   Rohm & Haas Co. (A3) 7.40% due
               07/15/09.......................        43,368
                                                 -----------
                                                      89,452
                                                 -----------
              COMMUNICATIONS -- 1.0%
    @33,845   AT&T Corp. (A3) 8.00% due
               11/15/31.......................        35,421
     10,000   Bellsouth Telecommunications,
               Inc. (Aa2) 6.375% due
               06/01/28.......................         9,659
     30,000   Comcast Cable Communications
               (Baa2) 6.875% due 06/15/09.....        30,325
     16,580   Motorola, Inc. (A3) 7.60% due
               01/01/07.......................        16,470
     30,000   WorldCom, Inc. (A3) 6.40% due
               08/15/05.......................        30,313
                                                 -----------
                                                     122,188
                                                 -----------
              COMPUTERS & OFFICE EQUIPMENT -- 0.8%
     50,000   Hewlett-Packard Co. (A2) 7.15%
               due 06/15/05...................        52,676
     30,000   International Business Machines
               Corp. (A1) 6.50% due
               01/15/28.......................        29,750
     18,000   Pitney Bowes, Inc. (Aa3) 5.50%
               due 04/15/04...................        18,621
                                                 -----------
                                                     101,047
                                                 -----------

The accompanying notes are an integral part of this financial statement.

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
 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
CORPORATE NOTES ### -- (CONTINUED)
              CONSUMER NON-DURABLES -- 0.8%
$    25,000   Alberto-Culver Co. (Baa1) 8.25%
               due 11/01/05...................   $    26,852
     25,000   Boise Cascade Office Products
               Corp. (Baa3) 7.05% due
               05/15/05.......................        24,949
     18,000   Colgate-Palmolive Co. (Aa3)
               5.58% due 11/06/08.............        18,100
     21,100   Procter & Gamble Co. (The) (Aa3)
               9.36% due 01/01/21.............        26,926
                                                 -----------
                                                      96,827
                                                 -----------
              CONSUMER SERVICES -- 0.4%
     39,332   Postal Square LP (AAA S&P) 8.95%
               due 06/15/22...................        46,152
                                                 -----------
              DRUGS -- 0.5%
     26,000   American Home Products Corp. (A3)
              7.25% due 03/01/23..............        26,682
     29,000   Pharmacia Corp. (A1) 6.60% due
               12/01/28.......................        29,292
     10,000   Zeneca Wilmington, Inc. (Aa2)
               6.30% due 06/15/03.............        10,437
                                                 -----------
                                                      66,411
                                                 -----------
              EDUCATION -- 0.1%
     10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07............        12,141
                                                 -----------
              ELECTRICAL EQUIPMENT -- 0.5%
     30,000   Danaher Corp. (A2) 6.00% due
               10/15/08.......................        29,628
     30,000   Rockwell International Corp.
               (A3) 6.70% due 01/15/28........        26,994
                                                 -----------
                                                      56,622
                                                 -----------
              ENERGY & SERVICES -- 0.1%
     12,250   Amoco Co. (Aa1) 6.50% due
               08/01/07.......................        12,920
                                                 -----------
              FINANCIAL SERVICES -- 1.1%
     25,000   Associates Corp. of North
               America (Aa1) 6.00% due
               07/15/05.......................        25,903
     30,000   Equitable Cos. (The) (A2) 7.00%
               due 04/01/28...................        29,559
    @16,355   ERAC USA Finance Co. (Baa1)
               7.35% due 06/15/08.............        16,317
     35,000   General Motors Acceptance Corp. (A2)
              8.00% due 11/01/31..............        35,622
     30,000   Toyota Motor Credit Corp. (Aa1)
               5.50% due 12/15/08.............        29,642
                                                 -----------
                                                     137,043
                                                 -----------
              FOOD, BEVERAGE & TOBACCO -- 0.7%
     30,000   Coca-Cola Enterprises, Inc. (A2)
               6.75% due 09/15/28.............        30,405
     19,555   ConAgra Foods, Inc. (Baa1)
               7.875% due 09/15/10............        21,387
     35,000   PepsiAmericas, Inc. (Baa1)
               6.375% due 05/01/09............        34,919
                                                 -----------
                                                      86,711
                                                 -----------

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
              INSURANCE -- 2.7%
$    40,000   ACE INA Holdings (A2) 8.30% due
               08/15/06.......................   $    43,317
     30,000   Allmerica Financial Corp. (A2)
               7.625% due 10/15/25............        28,754
     24,000   Allstate Corp. (The) (A1) 6.75%
               due 06/15/03...................        25,211
     26,485   AmerUs Group Co. (Baa3) 6.95%
               due 06/15/05...................        26,612
     15,740   CIGNA Corp. (A3) 7.40% due
               05/15/07.......................        16,735
     30,000   Cincinnati Financial Corp. (A2)
               6.90% due 05/15/28.............        27,355
     10,000   Fairfax Financial Holdings (Ba2)
               7.75% due 12/15/03.............         9,040
    @27,000   Jackson National Life Insurance
               Co. (A2) 8.15% due 03/15/27....        28,867
    @30,000   Liberty Mutual Insurance (Baa1)
               8.20% due 05/04/07.............        31,741
    @10,000   Lumbermens Mutual Casualty (Baa1)
              9.15% due 07/01/26..............         9,252
    @30,000   New England Mutual Life Insur-
               ance Co. (A1) 7.875% due
               02/15/24.......................        30,737
     27,600   Torchmark Corp. (Baa1) 8.25% due
               08/15/09.......................        28,875
     29,000   UnitedHealth Group, Inc. (A3)
               6.60% due 12/01/03.............        30,295
                                                 -----------
                                                     336,791
                                                 -----------
              MACHINERY -- 0.6%
     50,000   Eaton Corp. (A2) 6.95% due
               11/15/04.......................        53,457
     25,000   Parker Hannifin Corp. (A2) 5.65%
               due 09/15/03...................        25,705
                                                 -----------
                                                      79,162
                                                 -----------
              MEDIA & ENTERTAINMENT -- 0.2%
     10,400   Times Mirror Co. (The), Class A (A2)
              7.50% due 07/01/23..............         9,989
      9,260   Viacom, Inc. (A3) 6.40% due
               01/30/06.......................         9,554
                                                 -----------
                                                      19,543
                                                 -----------
              MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
     22,000   Becton, Dickinson & Co. (A2)
               6.70% due 08/01/28.............        21,028
                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
CORPORATE NOTES ### -- (CONTINUED)
              REAL ESTATE -- 0.1%
$    20,000   Liberty Property Trust (REIT)
               (Baa2) 7.25% due 08/15/07......   $    20,647
                                                 -----------
              RETAIL -- 1.4%
     40,000   Albertson's, Inc. (Baa1) 6.55%
               due 08/01/04...................        42,022
     50,000   Home Depot, Inc. (The) (Aa3)
               6.50% due 09/15/04.............        52,920
     20,200   Target Corp. (A2) 5.875% due
               11/01/08.......................        20,548
     50,000   Wal-Mart Stores, Inc. (Aa2)
               6.875% due 08/10/09............        54,034
                                                 -----------
                                                     169,524
                                                 -----------
              SOFTWARE & SERVICES -- 0.2%
     25,000   Computer Associates
               International, Inc. (Baa1)
               6.50% due 04/15/08.............        23,932
                                                 -----------
              TRANSPORTATION -- 1.0%
     21,514   Continental Airlines, Inc.
               (Baa1) 6.90% due 01/02/18......        18,909
     30,000   DaimlerChrysler North America
               Holding Corp. (A3) 7.125% due
               04/10/03.......................        31,021
     30,000   DaimlerChrysler North America
               Holding Corp. (A3) 7.75% due
               05/27/03.......................        31,331
    +20,000   Dana Corp. (Ba1) 6.25% due
               03/01/04.......................        18,241
     35,000   Ford Motor Co. (A3) 6.625% due
               10/01/28.......................        29,031
                                                 -----------
                                                     128,533
                                                 -----------
              UTILITIES -- 1.7%
     45,000   Alabama Power Co. (A2) 7.125%
               due 08/15/04...................        47,691
     21,350   Duke Energy Corp. (A1) 6.00% due
               12/01/28.......................        18,735
     40,000   Great Plains Energy, Inc. (A2)
               7.125% due 12/15/05............        41,613
     17,285   Northern Border Pipeline Co.
               (A3) 7.75% due 09/01/09........        17,555
     10,000   Southern California Gas Co. (A2)
               5.75% due 11/15/03.............        10,265
     50,000   Tennessee Valley Authority (Aa1)
               6.00% due 03/15/13.............        50,152
     20,000   Williams Cos., Inc. (The) (Baa2)
               6.50% due 11/15/02.............        20,446
                                                 -----------
                                                     206,457
                                                 -----------
              Total corporate notes...........   $ 2,019,918
                                                 ===========

 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
FOREIGN/YANKEE BONDS & NOTES ## -- 1.6%
              FOREIGN CORPORATIONS -- 1.5%
$    30,000   Alcan, Inc. (A2) 7.25% due
               11/01/28.......................   $    31,387
     30,000   Apache Finance Property Ltd.
               (A3) 7.00% due 03/15/09........        31,360
     15,000   Husky Oil Ltd. (Baa2) 6.875% due
               11/15/03.......................        15,655
     15,000   Hydro-Quebec (A1) 7.375% due
               02/01/03.......................        15,599
     24,000   Natexis Banques Populaires (A1)
               7.00% due 11/14/05.............        25,210
    @20,000   SCL Terminal Aereo Santiago S.A.
               (Aaa) 6.95% due 07/01/12.......        19,877
     43,000   TXU Eastern Funding Co. (Baa1)
               6.45% due 05/15/05.............        43,507
                                                 -----------
                                                     182,595
                                                 -----------
              FOREIGN GOVERNMENTS -- 0.1%
     10,000   City of Naples Italy (Aa3) 7.52%
               due 07/15/06...................        10,620
                                                 -----------
              Total foreign/yankee bonds &
               notes..........................   $   193,215
                                                 ===========
MUNICIPAL BONDS ### -- 0.1%
$     7,000   Miami Beach, Florida (Baa1)
               8.80% due 12/01/15.............   $     7,558
      5,285   Mount Sinai School of Medicine
               (NY) (Aaa) 6.00% due 07/01/03..         5,450
                                                 -----------
                                                      13,008
                                                 -----------
              Total municipal bonds...........   $    13,008
                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 13.2%
              FEDERAL HOME LOAN MORTGAGE
              ASSOCIATION -- 0.4%
$    49,604   6.978% due 10/01/10.............   $    52,084
                                                 -----------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 1.2%
     61,699   6.00% due
               06/15/24 -- 03/15/29...........        60,699
     42,265   6.50% due
               03/15/26 -- 06/15/28...........        42,509
     47,224   8.00% due
               09/15/26 -- 02/15/31...........        49,452
        436   9.00% due
               06/20/16 -- 07/20/16...........           476
                                                 -----------
                                                     153,136
                                                 -----------
              U.S. TREASURY BONDS -- 9.5%
   +250,000   5.75% due 04/30/03..............       261,035
   +175,000   6.00% due 08/15/09..............       186,560
   +480,000   6.25% due 08/15/23..............       508,122
   +100,000   6.50% due 08/15/05..............       108,309
   +100,000   7.25% due 08/15/04..............       109,199
                                                 -----------
                                                   1,173,225
                                                 -----------

The accompanying notes are an integral part of this financial statement.

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
 PRINCIPAL                                         MARKET
  AMOUNT                                            VALUE
-----------                                      -----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
              U.S. TREASURY NOTES -- 2.1%
$  +100,000   5.00% due 02/15/11..............   $    99,695
   +150,000   5.75% due 08/15/10..............       157,465
                                                 -----------
                                                     257,160
                                                 -----------
              Total U.S. treasuries & federal
               agencies.......................   $ 1,635,605
                                                 ===========
SHORT-TERM SECURITIES -- 0.7%
              REPURCHASE AGREEMENT -- 0.7%
$    92,045   Joint Repurchase Agreement (See
               Note 2(d))
               1.677% due 01/02/02............   $    92,045
                                                 -----------
              Total short-term securities.....   $    92,045
                                                 ===========

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $42,834)...........................     0.4%  $    44,631
Total collateralized mortgage
  obligations (cost $78,092).........     0.7        82,291
Total common stocks (cost
  $7,271,935)........................    66.4     8,200,247
Total corporate notes (cost
  $2,002,672)........................    16.3     2,019,918
Total foreign/yankee bonds & notes
  (cost $186,247)....................     1.6       193,215
Total municipal bonds (cost
  $12,571)...........................     0.1        13,008
Total U.S. treasuries & federal
  agencies (cost $1,571,247).........    13.2     1,635,605
Total short-term securities (cost
  $92,045)...........................     0.7        92,045
                                        -----   -----------
Total investment in securities
  (total cost $11,257,643)...........    99.4    12,280,960
Cash, receivables and other assets...     0.6        78,501
Securities lending collateral
  (See Note 2(i))....................    12.7     1,568,006
Payable for Fund shares redeemed.....    (0.0)       (1,062)
Securities lending collateral payable
  to brokers (See Note 2(i)).........   (12.7)   (1,568,006)
Other liabilities....................    (0.0)         (630)
                                        -----   -----------
Net assets...........................   100.0%  $12,357,769
                                        =====   ===========

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  7,000,000 shares authorized; 5,271,377
  shares outstanding.........................   $   527,138
Capital surplus..............................    10,894,420
Accumulated undistributed net investment
  income.....................................       218,556
Accumulated net realized loss on
  investments................................      (305,662)
Unrealized appreciation of investments.......     1,023,317
                                                -----------
Net assets...................................   $12,357,769
                                                ===========

Class IA
Net asset value per share
  ($11,836,564 / 5,050,524 shares outstanding)
  (6,500,000 shares authorized)..................   $ 2.34
                                                    ======
Class IB
Net asset value per share ($521,205 / 220,853
  shares outstanding) (500,000 shares
  authorized)....................................   $ 2.36
                                                    ======

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $216,843 or 1.8% of net assets.
### The ratings associated with the corresponding bond holdings were obtained from Moody's as of December 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

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 HARTFORD HIGH YIELD HLS FUND
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
CONVERTIBLE BONDS V -- 0.4%
            UTILITIES -- 0.4%
$    @550   Calpine Corp. (Ba1)
             4.00% due 12/26/06................  $      636
                                                 ----------
            Total convertible bonds............  $      636
                                                 ==========
CORPORATE NOTES V -- 78.0%
            AEROSPACE & DEFENSE -- 1.0%
$     550   Condor Systems, Inc. (Ca)
             11.875% due 05/01/09..............  $      138
    1,525   Sequa Corp. (Ba3)
             9.00% due 08/01/09................       1,441
                                                 ----------
                                                      1,579
                                                 ----------
            BANKS -- 0.6%
      150   Golden State Holdings, Inc. (Ba1)
             7.125% due 08/01/05...............         150
      780   Sovereign Bancorp, Inc. (Ba3)
             8.625% due 03/15/04...............         817
                                                 ----------
                                                        967
                                                 ----------
            BUSINESS SERVICES -- 1.1%
    1,120   Building One Services Corp. (B2)
             10.50% due 05/01/09...............         728
     +265   Integrated Electrical Services,
             Inc. (B2)
             9.375% due 02/01/09...............         235
      150   Interpool, Inc. (Ba3)
             7.350% due 08/01/07...............         136
      530   United Rentals (North America),
             Inc. (B1)
             10.75% due 04/15/08...............         570
                                                 ----------
                                                      1,669
                                                 ----------
            CHEMICALS -- 6.3%
      485   Airgas, Inc. (Ba1)
             9.125% due 10/01/11...............         512
      650   ARCO Chemical Co. (Ba3)
             9.80% due 02/01/20................         618
    2,340   Equistar Chemicals LP (Ba2)
             7.55% due 02/15/26................       1,660
     +500   Equistar Chemicals LP (Ba2)
             8.75% due 02/15/09................         482
      740   Ferro Corp. (Baa3)
             9.125% due 01/01/09...............         761
      675   General Chemical Industrial
             Products, Inc. (B3)
             10.625% due 05/01/09..............         527
     +585   Georgia Gulf Corp. (B2)
             10.375% due 11/01/07..............         611
     +210   Huntsman ICI Chemicals LLC (B2)
             10.125% due 07/01/09..............         202
      560   IMC Global, Inc. (Ba1)
             11.25% due 06/01/11...............         596
      795   Lyondell Chemical Co. (Ba3)
             9.625% due 05/01/07...............         803

PRINCIPAL   I                                      MARKET
 AMOUNT                                            VALUE
--------                                         ----------
            CHEMICALS -- (CONTINUED)
$   1,800   Millennium America, Inc. (Ba1)
             7.625% due 11/15/26...............  $    1,386
     +900   Olin Corp. (Baa3)
             9.125% due 12/15/11...............         910
      810   Solutia, Inc. (Baa3)
             7.375% due 10/15/27...............         631
                                                 ----------
                                                      9,699
                                                 ----------
            COMMUNICATIONS -- 14.8%
    1,845   Allegiance Telecom, Inc. (B3)
             11.75% due 02/15/08...............         812
     +300   Centennial Communications Corp.
             (B3)
             10.75% due 12/15/08...............         252
    1,150   Crown Castle International Corp.
             (B3)
             9.375% due 08/01/11...............       1,055
      500   Crown Castle International Corp.
             (B3)
             10.75% due 08/01/11...............         489
   +1,300   EchoStar DBS Corp. (B1)
             9.375% due 02/01/09...............       1,339
      510   Focal Communications Corp. (Caa3)
             11.875% due 01/15/10..............         209
      235   Global Crossing Holdings Ltd. (B2)
             8.70% due 08/01/07................          21
    3,585   Global Crossing Holdings Ltd. (Ca)
             9.50% due 11/15/09................         394
    3,350   Global Crossing Holdings Ltd. (Ca)
             9.625% due 05/15/08...............         385
    3,870   Level 3 Communications, Inc. (Caa3)
             9.125% due 05/01/08...............       1,819
      865   Level 3 Communications, Inc. (Caa3)
             11.00% due 03/15/08...............         433
     +680   Level 3 Communications, Inc. (Caa3)
             11.25% due 03/15/10...............         332
      225   Loral Space & Communications Ltd. (Ca)
            9.50% due 01/15/06.................         124
    3,795   Lucent Technologies, Inc. (Ba3)
             6.45% due 03/15/29................       2,581
      100   McLeodUSA, Inc. (Ca)
             8.125% due 02/15/09...............          21
      100   McLeodUSA, Inc. (Ca)
             9.25% due 07/15/07................          21
      400   McLeodUSA, Inc. (Ca)
             9.50% due 11/01/08................          84
    2,230   McLeodUSA, Inc. (Ca)
             11.375% due 01/01/09..............         502
      300   McLeodUSA, Inc. (Ca)
             11.50% due 05/01/09...............          66
EUR   450   Metromedia Fiber Network, Inc.
             (Caa3)
             10.00% due 12/15/09...............         103
      160   Metromedia Fiber Network, Inc.
             (Caa3)
             10.00% due 12/15/09...............          46
    2,240   Metromedia Fiber Network, Inc.
             (Caa3)
             10.00% due 11/15/08...............         650
    1,800   Motorola, Inc. (A3)
             5.22% due 10/01/97................       1,114
    4,680   Nextel Communications, Inc. (B1)
             9.375% due 11/15/09...............       3,697

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL
 AMOUNT                                            MARKET
                                                   VALUE
--------                                         ----------
CORPORATE NOTES V -- (CONTINUED)
            COMMUNICATIONS -- (CONTINUED)
$   1,280   NTL Communications Corp. (Caa2)
             12.375% due 02/01/08..............  $      353
      570   PanAmSat Corp. (Baa3)
             6.375% due 01/15/08...............         485
    1,570   PanAmSat Corp. (Baa3)
             6.875% due 01/15/28...............       1,083
      598   RCN Corp. (Caa2)
             9.80% due 02/15/08................         161
    2,330   Spectrasite Holdings, Inc. (Caa3)
             11.25% due 04/15/09...............         606
      150   Telecorp PCS, Inc. (B3)
             10.625% due 07/15/10..............         174
      600   Tritel PCS, Inc. (B3)
             10.375% due 01/15/11..............         687
    1,865   Williams Communications Group, Inc.
             (Caa1)
             10.875% due 10/01/09..............         765
    3,770   Williams Communications Group, Inc.
             (Caa1)
             11.70% due 08/01/08...............       1,546
      445   XO Communications, Inc. (Caa1)
             10.75% due 11/15/08...............          53
    1,990   XO Communications, Inc. (Ca)
             12.50% due 04/15/06...............         239
                                                 ----------
                                                     22,701
                                                 ----------
            CONSTRUCTION -- 0.6%
      150   Del Webb Corp. (Ba1)
             9.375% due 05/01/09...............         158
      350   Kaufman and Broad Home Corp. (Ba2)
             7.75% due 10/15/04................         355
      100   MDC Holdings, Inc. (Ba1)
             8.375% due 02/01/08...............         101
      125   Toll Corp. (BB+ S&P)
             7.75% due 09/15/07................         122
      100   Toll Corp. (Ba2)
             8.75% due 11/15/06................         102
                                                 ----------
                                                        838
                                                 ----------
            CONSUMER DURABLES -- 0.3%
     +370   Crown Cork & Seal Co. (Ca)
             6.75% due 04/15/03................         222
      370   Crown Cork & Seal Co. (Ca)
             8.00% due 04/15/23................         157
                                                 ----------
                                                        379
                                                 ----------
            CONSUMER NON-DURABLES -- 0.7%
     @425   Armkel LLC (B2)
             9.50% due 08/15/09................         446
     @595   Plastipak Holdings, Inc. (B3)
             10.75% due 09/01/11...............         625
                                                 ----------
                                                      1,071
                                                 ----------

PRINCIPAL
 AMOUNT                                            MARKET
                                                   VALUE
--------                                         ----------
            CONSUMER SERVICES -- 1.7%
$    +640   Service Corp. International (B1)
             6.875% due 10/01/07...............  $      557
     +400   Service Corp. International (B1)
             7.875% due 02/01/13...............         348
    1,980   Service Corp. International (B1)
             6.50% due 3/15/08.................       1,683
                                                 ----------
                                                      2,588
                                                 ----------
            DRUGS -- 0.7%
    +@350   ALARIS Medical Systems, Inc. (B2)
             11.625% due 12/01/06..............         378
      800   Watson Pharmaceuticals, Inc. (Ba1)
             7.125% due 05/15/08...............         769
                                                 ----------
                                                      1,147
                                                 ----------
            ELECTRONICS -- 0.4%
     +600   Xerox Corp. (Ba1)
             5.25% due 12/15/03................         551
                                                 ----------
            ENERGY & SERVICES -- 5.6%
      200   Belco Oil & Gas Corp. (Ba3)
             8.875% due 09/15/07...............         206
      125   Clark Refining & Marketing, Inc.
             (Ba3)
             8.625% due 08/15/08...............         108
       75   Cross Timbers Oil Co. (Ba3)
             8.75% due 11/01/09................          78
    1,100   Enron Corp. (Ca)
             6.95% due 07/15/28................         215
    1,300   Newpark Resources, Inc. (B2)
             8.625% due 12/15/07...............       1,206
     +553   Nuevo Energy Co. (B2)
             9.50% due 06/01/08................         516
     +242   Peabody Energy Corp. (B1)
             9.625% due 05/15/08...............         260
    1,500   Pioneer Natural Resources Co. (Ba1)
             6.50% due 01/15/08................       1,391
      650   Pioneer Natural Resources Co. (Ba1)
             7.20% due 01/15/28................         576
      550   Plains Resources, Inc. (B2)
             10.25% due 03/15/06...............         556
      850   Pogo Producing Co. (B1)
             10.375% due 02/15/09..............         918
      150   R&B Falcon Corp. (Baa3)
             6.50% due 04/15/03................         155
      100   R&B Falcon Corp. (Baa3)
             7.375% due 04/15/18...............          95
      300   Snyder Oil Co. (Ba1)
             8.75% due 06/15/07................         314
      925   Tesoro Petroleum Corp. (B1)
             9.00% due 07/01/08................         932
     @400   Tesoro Petroleum Corp. (B1)
             9.625% due 11/01/08...............         415
      400   Varco International, Inc. (Baa2)
             7.50% due 02/15/08................         413

The accompanying notes are an integral part of this financial statement.

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 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL
 AMOUNT                                            MARKET
                                                   VALUE
--------                                         ----------
CORPORATE NOTES V -- (CONTINUED)
            ENERGY & SERVICES -- (CONTINUED)
$     100   Vintage Petroleum, Inc. (Ba3)
             9.00% due 12/15/05................  $      103
      125   Vintage Petroleum, Inc. (Ba3)
             9.75% due 06/30/09................         132
                                                 ----------
                                                      8,589
                                                 ----------
            FINANCIAL SERVICES -- 0.6%
      100   Trizec Finance Ltd. (Baa3)
             10.875% due 10/15/05..............         102
      990   Xerox Credit Corp. (Ba1)
             6.10% due 12/16/03................         825
                                                 ----------
                                                        927
                                                 ----------
            FOOD, BEVERAGE & TOBACCO -- 1.8%
      390   Hercules, Inc. (Ba1)
             6.60% due 08/01/27................         343
     +900   Hercules, Inc. (Ba2)
             11.125% due 11/15/07..............         936
     @687   Ingles Markets, Inc. (Ba1)
             8.875% due 12/01/11...............         675
     @800   Land O' Lakes, Inc. (Ba3)
             8.75% due 11/15/11................         772
     @100   Smithfield Foods, Inc. (Ba2)
             8.00% due 10/15/09................         103
                                                 ----------
                                                      2,829
                                                 ----------
            FOREST & PAPER PRODUCTS -- 4.5%
      500   Boise Cascade Corp. (Baa3)
             7.35% due 02/01/16................         448
      825   Georgia-Pacific Corp. (Baa3)
             9.875% due 11/01/21...............         859
     +635   Louisiana-Pacific Corp. (Ba1)
             8.50% due 08/15/05................         622
      880   Pactiv Corp. (Baa3)
             8.125% due 06/15/17...............         934
    1,030   Potlatch Corp. (Baa3)
             9.425% due 12/01/09...............       1,139
     @765   Potlatch Corp. (Ba1)
             10.00% due 07/15/11...............         796
    1,800   Stone Container Corp. (B2)
             9.75% due 02/01/11................       1,913
      125   Stone Container Corp. (B2)
             12.58% due 08/01/16...............         133
                                                 ----------
                                                      6,844
                                                 ----------
            HEALTH SERVICES -- 7.2%
    1,275   Columbia/HCA Healthcare Corp. (Ba1)
             6.91% due 06/15/05................       1,312
      530   Columbia/HCA Healthcare Corp. (Ba1)
             7.50% due 11/15/95................         481
      150   Columbia/HCA Healthcare Corp. (Ba1)
             9.00% due 12/15/14................         170
      430   HCA, Inc. (Ba1)
             7.125% due 06/01/06...............         432
      345   HEALTH SOUTH Corp. (Ba2)
             3.25% due 04/01/03................         328

PRINCIPAL
 AMOUNT                                            MARKET
                                                   VALUE
--------                                         ----------
            HEALTH SERVICES -- (CONTINUED)
$     530   HEALTH SOUTH Corp. (Ba1)
             6.875% due 06/15/05...............  $      526
     +460   HEALTH SOUTH Corp. (Ba1)
             7.00% due 06/15/08................         449
     +250   HEALTH SOUTH Corp. (Ba2)
             10.75% due 10/01/08...............         275
    1,600   IASIS Healthcare Corp. (B3)
             13.00% due 10/15/09...............       1,728
   +1,250   Magellan Health Services, Inc. (B3)
             9.00% due 02/15/08................       1,113
     @260   Magellan Health Services, Inc. (B2)
             9.375% due 11/15/07...............         264
    1,400   Manor Care, Inc. (Ba1)
             7.50% due 06/15/06................       1,421
      500   Manor Care, Inc. (Ba1)
             8.00% due 03/01/08................         518
      660   Select Medical Corp. (B3)
             9.50% due 06/15/09................         657
      500   Triad Hospitals, Inc. (B1)
             8.75% due 05/01/09................         521
     +600   Triad Hospitals, Inc. (B2)
             11.00% due 05/15/09...............         657
     @170   Vanguard Heath Systems, Inc. (B3)
             9.75% due 08/01/11................         179
                                                 ----------
                                                     11,031
                                                 ----------
            HOTELS & GAMING -- 0.2%
      200   MGM Mirage, Inc. (Baa3)
             6.875% due 02/06/08...............         193
       50   Starwood Hotels & Resorts
             Worldwide, Inc. (Ba1)
             6.75% due 11/15/05................          49
                                                 ----------
                                                        242
                                                 ----------
            INSURANCE -- 1.2%
    1,800   Aetna, Inc. (Baa2)
             7.875% due 03/01/11...............       1,773
                                                 ----------
            MACHINERY -- 0.5%
      215   Briggs & Stratton Corp. (Ba1)
             8.875% due 03/15/11...............         225
      955   Grove Holdings LLC (BB Fitch)
             0.00% due 05/01/09................         @@0
     +550   Terex Corp. (B2)
             10.375% due 04/01/11..............         572
                                                 ----------
                                                        797
                                                 ----------
            MEDIA & ENTERTAINMENT -- 10.3%
      400   Adelphia Communications Corp. (B2)
             8.875% due 01/15/07...............         374
    1,525   Adelphia Communications Corp. (B2)
             10.25% due 06/15/11...............       1,521
      650   Adelphia Communications Corp. (B2)
             10.25% due 11/01/06...............         663
      330   American Greetings Corp. (Ba1)
             6.10% due 08/01/28................         279
      620   American Greetings Corp. (Ba3)
             11.75% due 07/15/08...............         639

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL
 AMOUNT                                            MARKET
                                                   VALUE
--------                                         ----------
CORPORATE NOTES V -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$  +1,175   Charter Communications Holdings LLC
             (B2)
             8.625% due 04/01/09...............  $    1,131
     +870   Charter Communications Holdings LLC
             (B2)
             10.00% due 05/15/11...............         885
      900   Charter Communications Holdings LLC
             (B2)
             11.125% due 01/15/11..............         954
    1,000   CSC Holdings, Inc. (Ba1)
             7.625% due 04/01/11...............       1,001
      150   Fox Family Worldwide, Inc. (Baa1)
             9.25% due 11/01/07................         161
     @835   Fox Family Worldwide, Inc. (Baa1)
             10.25% due 11/01/07...............         834
      850   Fox Sports Network, LLC (Ba1)
             9.75% due 08/15/07................         846
   +1,200   Hollinger International Publishing,
             Inc. (Ba3)
             9.25% due 02/01/06................       1,190
      830   Liberty Media Group (Baa3)
             7.75% due 07/15/09................         845
      670   Liberty Media Corp. (Baa3)
             8.25% due 02/01/30................         634
    4,195   Marconi Corp., PLC (Ba3)
             8.375% due 09/15/30...............       1,928
      600   Park Place Entertainment Corp.
             (Ba1)
             7.875% due 12/15/05...............         598
      200   Park Place Entertainment Corp.
             (Ba1)
             9.375% due 02/15/07...............         209
      350   PRIMEDIA, Inc. (B1)
             7.625% due 04/01/08...............         303
      300   PRIMEDIA, Inc. (B1)
             8.50% due 02/01/06................         272
      250   PRIMEDIA, Inc. (B1)
             10.25% due 06/01/04...............         236
      225   World Color Press, Inc. (Baa2)
             7.75% due 02/15/09................         221
                                                 ----------
                                                     15,724
                                                 ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
      390   Apogent Technologies, Inc. (Baa3)
             8.00% due 04/01/11................         410
      350   Omnicare, Inc. (Ba2)
             8.125% due 03/15/11...............         362
      500   Owens & Minor, Inc. (Ba3)
             8.50% due 07/15/11................         520
      740   United Surgical Partners (B3)
             10.00% due 12/15/11...............         729
                                                 ----------
                                                      2,021
                                                 ----------

PRINCIPAL
 AMOUNT                                            MARKET
                                                   VALUE
--------                                         ----------
            METALS, MINERALS & MINING -- 3.6%
$   1,925   AK Steel Holding Corp. (B1)
             7.875% due 02/15/09...............  $    1,887
     @260   Compass Minerals Group, Inc. (B3)
             10.00% due 08/15/11...............         270
      300   Lukens, Inc. (Ca)
             7.625% due 08/01/04...............          18
      180   Newmont Mining Corp. (Baa3)
             8.625% due 05/15/11...............         184
      695   Phelps Dodge Corp. (Baa3)
             8.75% due 06/01/11................         681
    1,280   Phelps Dodge Corp. (Baa3)
             9.50% due 06/01/31................       1,185
      375   Santa Fe Pacific Gold Corp. (Baa3)
             8.375% due 07/01/05...............         389
     @930   United States Steel LLC (Ba3)
             10.75% due 08/01/08...............         888
                                                 ----------
                                                      5,502
                                                 ----------
            REAL ESTATE -- 0.6%
      325   HMH Properties, Inc. (Ba3)
             8.45% due 12/01/08................         309
      525   Stewart Enterprises, Inc. (B2)
             10.75% due 07/01/08...............         572
                                                 ----------
                                                        881
                                                 ----------
            SOFTWARE & SERVICES -- 0.5%
      940   Time Warner Telecom, Inc. (B2)
             9.75% due 07/15/08................         754
                                                 ----------
            TRANSPORTATION -- 2.1%
    1,080   Delta Air Lines, Inc. (Ba3)
             8.30% due 12/15/29................         868
      475   Delta Air Lines, Inc. (Ba3)
             9.00% due 05/15/16................         391
      350   Newport News Shipbuilding, Inc.
             (Ba1)
             8.625% due 12/01/06...............         367
      300   Newport News Shipbuilding, Inc.
             (Ba3)
             9.25% due 12/01/06................         314
      100   United Air Lines, Inc. (Caa1)
             9.125% due 01/15/12...............          72
    1,065   United Air Lines, Inc. (Caa1)
             9.75% due 08/15/21................         657
      800   United Air Lines, Inc. (Caa1)
             10.67% due 05/01/04...............         603
                                                 ----------
                                                      3,272
                                                 ----------
            UTILITIES -- 9.8%
      865   AES Corp. (The) (Ba1)
             9.375% due 09/15/10...............         779
      175   AES Corp. (The) (Ba1)
             9.50% due 06/01/09................         159
      100   AES Corp. (The) (Ba2)
             10.25% due 07/15/06...............          88
   @2,800   Allied Waste North American (Ba3)
             8.50% due 12/01/08................       2,828
      450   Browning-Ferris Industries, Inc.
             (Ba3)
             6.375% due 01/15/08...............         393
    1,055   Browning-Ferris Industries, Inc.
             (Ba3)
             7.40% due 09/15/35................         830

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL
 AMOUNT                                            MARKET
                                                   VALUE
--------                                         ----------
CORPORATE NOTES V -- (CONTINUED)
            UTILITIES -- (CONTINUED)
$   1,020   Calpine Corp. (Ba1)
             8.50% due 02/15/11................  $      928
      330   CMS Energy Corp. (Ba3)
             6.75% due 01/15/04................         324
      100   CMS Energy Corp. (Ba3)
             7.50% due 01/15/09................          98
      250   CMS Energy Corp. (Ba3)
             7.625% due 11/15/04...............         249
      120   CMS Energy Corp. (Ba3)
             8.50% due 04/15/11................         120
      500   Cogentrix Energy, Inc. (Baa3)
             8.75% due 10/15/08................         494
      590   Commonwealth Edison Co. (Baa1)
             8.625% due 02/01/22...............         599
      125   El Paso Electric Co. (Ba3)
             9.40% due 05/01/11................         136
   @1,500   IPC Acquisition Corp. (B3)
             11.50% due 12/15/09...............       1,500
      145   Kansas Gas & Electric Co. (Aaa)
             7.60% due 12/15/03................         148
    2,130   Mission Energy Holding (BB- S&P)
             13.50% due 07/15/08...............       2,322
   @1,140   Sierra Pacific Power Co. (Aaa)
             8.00% due 06/01/08................       1,215
      250   Waste Management, Inc. (Ba1)
             6.875% due 05/15/09...............         252
     +710   Waste Management, Inc. (Ba1)
             7.375% due 08/01/10...............         726
    1,000   Western Resources, Inc. (Ba1)
             7.65% due 04/15/23................         748
                                                 ----------
                                                     14,936
                                                 ----------
            Total corporate notes..............  $  119,311
                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V -- 13.4%
            FOREIGN CORPORATIONS -- 11.2%
$     510   Acetex Corp. (B2)
             10.875% due 08/01/09..............  $      510
      800   Asia Global Crossing Ltd. (Ca)
             13.375% due 10/15/10..............         280
      930   AT&T Canada, Inc. (Baa3)
             7.65% due 09/15/06................         606
      600   British Sky Broadcasting Group PLC
             (Ba1)
             8.20% due 07/15/09................         617
      650   Callahan Nordhein-Westfalen GmbH
             (B3)
             14.00% due 07/15/10...............         429
     +325   Domtar, Inc. (Baa3)
             7.875% due 10/15/11...............         338
      650   eKabel Holdings GmbH (Caa1)
             14.50% due 09/01/10...............         306

PRINCIPAL   I                                      MARKET
 AMOUNT                                            VALUE
--------                                         ----------
--------                                         ----------
            FOREIGN CORPORATIONS -- (CONTINUED)
EUR   600   Flowserve Finance B.V. (B3)
             12.25% due 08/15/10...............  $      598
      450   Focal Communications Corp. (Caa3)
             12.125% due 02/15/08..............         126
      900   Inco Ltd. (Baa3)
             9.60% due 06/15/22................         903
EUR   585   Kappa Beheer B.V. (B2)
             10.625% due 07/15/09..............         568
       50   Koninklijke (Royal) KPN N.V. (Baa3)
             8.00% due 10/01/10................          51
EUR   780   KPNQwest N.V. (Ba1)
             7.125% due 06/01/09...............         427
    2,005   KPNQwest N.V. (Ba1)
             8.125% due 06/01/09...............       1,303
EUR  1,175  Level 3 Communications, Inc. (Caa3)
             11.25% due 03/15/10...............         492
EUR  @1,250 Messer Griesheim Holdings AG (B2)
             10.375% due 06/01/11..............       1,174
      660   Nortel Networks Corp. (Baa2)
             6.875% due 09/01/23...............         460
EUR  1,025  NTL Communications Corp. (Caa2)
             9.875% due 11/15/09...............         283
EUR  1,200  NTL Communications Corp. (Caa2)
             11.875% due 10/01/10..............         408
      700   Ono Finance PLC (Caa1)
             13.00% due 05/01/09...............         531
      100   Placer Dome, Inc. (Baa2)
             7.125% due 06/15/07...............         100
    1,010   Quebecor Media, Inc. (B2)
             11.125% due 07/15/11..............       1,078
      350   Rogers Cantel, Inc. (Baa3)
             9.375% due 06/01/08...............         361
     +275   Rogers Cantel, Inc. (Baa3)
             9.75% due 06/01/16................         272
    1,350   Rogers Cablesystems Ltd. (Baa3)
             10.00% due 12/01/07...............       1,458
      750   Teekay Shipping Corp. (Ba1)
             8.32% due 02/01/08................         773
     @150   Teekay Shipping Corp. (Ba2)
             8.875% due 07/15/11...............         154
      760   Telewest Communications PLC (B2)
             9.625% due 10/01/06...............         521
    1,365   Telewest Communications PLC (Aa1)
             11.00% due 10/01/07...............         983
     +555   Tembec Industries, Inc. (Ba1)
             8.50% due 02/01/11................         574
      250   Tembec Industries, Inc. (Ba1)
             8.625% due 06/30/09...............         260
EUR   670   United Pan-Europe Communications
             N.V. (Ca)
             10.875% due 11/01/07..............         101
                                                 ----------
                                                     17,045
                                                 ----------

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL   I                                      MARKET
 AMOUNT                                            VALUE
--------                                         ----------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
            FOREIGN GOVERNMENTS -- 2.2%
EUR   965   France BTAN (AAA S&P)
             4.50% due 07/12/03................  $      872
EUR   170   France BTAN (AAA S&P)
             4.75% due 03/12/02................         152
EUR  1,400  Netherlands Government (Aaa)
             5.75% due 09/15/02................       1,267
      250   Republic of Brazil (B1)
             12.75% due 01/15/20...............         221
      250   Republic of Colombia (Ba2)
             8.375% due 02/15/27...............         180
     @290   Republic of Ecuador (Caa2)
             4.00% due 08/15/30................         136
      @17   Republic of Ecuador (Caa2)
             12.00% due 11/15/12...............          13
     @600   Russian Federation (Ba1)
             11.00% due 07/24/18...............         576
                                                 ----------
                                                      3,417
                                                 ----------
            Total foreign/yankee bonds &
             notes.............................  $   20,462
                                                 ==========
 SHARES
---------
PREFERRED STOCKS -- 0.6%
            COMMUNICATIONS -- 0.0%
        8   NEXTLINK Communications, Inc.......  $        8
                                                 ----------

            ELECTRONICS -- 0.2%
       @4   Xerox Corp.........................         274
                                                 ----------
            METALS, MINERALS & MINING -- 0.4%
       29   Rio Algom Ltd......................         706
                                                 ----------
            Total preferred stocks.............  $      988
                                                 ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 9.9%
            REPURCHASE AGREEMENT -- 9.9%
$  15,203   Joint Repurchase Agreement
             (See Note 2(d))
            1.635% due 01/02/02................  $   15,203
                                                 ----------
            Total short-term securities........  $   15,203
                                                 ==========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total convertible bonds (cost $550).....     0.4%  $    636
Total corporate notes (cost $128,949)...    78.0    119,311
Total foreign/yankee bonds & notes (cost
  $22,990)..............................    13.4     20,462
Total preferred stocks (cost $1,023)....     0.6        988
Total short-term securities (cost
  $15,203)..............................     9.9     15,203
                                           -----   --------
Total investment in securities (total
  cost $168,715)........................   102.3    156,600
Cash, receivables and other assets......     2.9      4,458
Securities lending collateral (See Note
  2(i)).................................     9.6     14,663
Payable for securities purchased........    (0.6)      (931)
Payable for Fund shares redeemed........    (4.6)    (7,123)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (9.6)   (14,663)
Other liabilities.......................    (0.0)       (59)
                                           -----   --------
Net assets..............................   100.0%  $152,945
                                           =====   ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  800,000 shares authorized; 158,735 shares
  outstanding...................................   $    159
Capital surplus.................................    158,122
Accumulated undistributed net investment
  income........................................     11,683
Accumulated net realized loss on investments....     (4,907)
Unrealized depreciation of investments..........    (12,115)
Unrealized appreciation of other assets and
  liabilities in foreign currencies.............          3
                                                   --------
Net assets......................................   $152,945
                                                   ========

Class IA
  Net asset value per share ($127,044 / 131,784
    shares outstanding) (600,000 shares
    authorized).....................................  $0.96
                                                      =====
Class IB
  Net asset value per share ($25,901 / 26,951 shares
    outstanding) (200,000 shares authorized)........  $0.96
                                                      =====

  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).

  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $15,151 or 9.9% of net assets.

### The ratings associated with the corresponding bond holdings were obtained from Moody's as of December 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

 @@ Due to the presentation of the financial statements in thousands, the market value rounds to zero.

  I All principle amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of this financial statement.

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 HARTFORD BOND HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 0.9%
$    4,000   California Infrastructure & Economic
              Development Bank Pacific Gas and
              Electric Co., Series 1997-1, Class
              A8 (Aaa)
              6.48% due 12/26/09..................  $  4,154
     7,600   Comed Transitional Funding Trust,
              Series 1998-1, Class A5 (Aaa)
              5.44% due 03/25/07..................     7,880
     2,088   NorthWest Airlines Trust, Series 2,
              Class C (Baa2) 11.30% due
              06/21/14............................     1,608
       825   PP&L Transition Bond Co., LLC, Series
              1999-1, Class A5 (Aaa)
              6.83% due 03/25/07..................       877
                                                    --------
             Total collateralized mortgage
              obligations.........................  $ 14,519
                                                    ========
CORPORATE NOTES V -- 45.9%
             AEROSPACE & DEFENSE -- 0.1%
$   +2,500   Sequa Corp. (Ba3)
              8.875% due 04/01/08.................  $  2,338
                                                    --------
             AGRICULTURE & FISHING 0.1%
    @1,650   Cargill, Inc. (A1)
              7.25% due 11/01/36..................     1,538
                                                    --------
             BANKS -- 1.0%
     2,350   Federal Home Loan Bank (Aaa)
              7.801% due 02/20/07.................     2,280
    13,350   Federal Home Loan Mortgage Corp.
              (Aaa)
              6.25% due 09/15/09..................    14,212
                                                    --------
                                                      16,492
                                                    --------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (Ba3)
              7.20% due 08/01/07..................       454
                                                    --------
             CHEMICALS -- 2.1%
     5,700   du Pont (E.I.) de Nemours & Co. (Aa3)
              6.75% due 09/01/07..................     6,171
     3,060   Equistar Chemicals LP (Ba2)
              7.55% due 02/15/26..................     2,186
    17,000   ICI Wilmington, Inc. (Baa2)
              6.75% due 09/15/02..................    17,194
     6,450   Millennium America, Inc. (Ba1)
              7.625% due 11/15/26.................     4,967
    +5,100   Olin Corp. (Baa3)
              9.125% due 12/15/11.................     5,158
                                                    --------
                                                      35,676
                                                    --------
             COMMUNICATIONS -- 3.7%
   @18,900   AT&T Corp. (A3)
              6.50% due 11/15/06..................    19,214
     1,500   Chesapeake & Potomac Telephone Co.
              (Aa2)
              8.30% due 08/01/31..................     1,706
    +3,000   Global Crossing Holdings Ltd. (B2)
              8.70% due 08/01/07..................       270
    19,680   Global Crossing Holdings Ltd. (Ca)
              9.50% due 11/15/09..................     2,165

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
             COMMUNICATIONS -- (CONTINUED)
$    2,700   Global Crossing Holdings Ltd. (Ca)
              9.625% due 05/15/08.................  $    311
    22,871   Lucent Technologies, Inc. (Ba3)
              6.45% due 03/15/29..................    15,550
     2,510   Lucent Technologies, Inc. (Ba3)
              6.50% due 01/15/28..................     1,707
     4,300   Motorola, Inc. (A3)
              5.22% due 10/01/97..................     2,660
     7,300   Qwest Capital Funding, Inc. (Baa1)
              7.00% due 08/03/09..................     7,090
   @11,700   Sprint Capital Corp. (Baa1)
              6.00% due 01/15/07..................    11,617
    +2,200   Williams Communications Group, Inc.
              (Caa1)
              10.875% due 10/01/09................       902
                                                    --------
                                                      63,192
                                                    --------
             COMPUTERS & OFFICE EQUIPMENT -- 1.0%
    16,300   Hewlett-Packard Co. (A2)
              5.75% due 12/15/06..................    16,136
                                                    --------
             DRUGS -- 0.7%
    12,000   American Home Products Corp.
              5.875% due 03/15/04.................    12,456
                                                    --------
             ELECTRICAL EQUIPMENT -- 0.6%
     8,230   Rockwell International Corp. (A3)
              5.20% due 01/15/98..................     5,340
     6,000   Rockwell International Corp. (A3)
              6.70% due 01/15/28..................     5,399
                                                    --------
                                                      10,739
                                                    --------
             ENERGY & SERVICES -- 9.0%
     4,725   Appalachian Power (Baa1)
              2.839% due 08/20/03.................     4,729
    @2,525   Conectiv, Inc. (Baa1)
              2.75% due 06/13/02..................     2,525
    12,175   Conoco, Inc. (Baa1)
              6.35% due 10/15/11..................    12,282
     7,780   Consolidated Natural Gas Co. (A3)
              5.375% due 11/01/06.................     7,672
     8,100   Consumers Energy Co. (Baa3)
              6.25% due 09/15/06..................     7,993
    12,000   El Paso CGP Co. (Baa2)
              7.625% due 09/01/08.................    12,303
    11,450   FirstEnergy Corp. (Baa2)
              5.50% due 11/15/06..................    11,266
    12,200   Kerr-McGee Corp. (Baa2)
              6.875% due 09/15/11.................    12,309
     5,000   Lasmo (USA), Inc. (A1)
              7.50% due 06/30/06..................     5,449
     6,800   Occidental Petroleum Corp. (Baa2)
              7.375% due 11/15/08.................     7,154
     6,350   Ocean Energy, Inc. (Baa3)
              7.25% due 10/01/11..................     6,541
     3,500   Ocean Energy, Inc. (Baa3)
              7.625% due 07/01/05.................     3,614

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
CORPORATE NOTES V -- (CONTINUED)
             ENERGY & SERVICES -- (CONTINUED)
$   24,200   PanCanadian Petroleum (A3)
              6.30% due 11/01/11..................  $ 23,287
    +8,500   PanCanadian Energy Corp. (A3)
              7.20% due 11/01/31..................     8,273
     1,000   Pioneer Natural Resources Co. (Ba1)
              6.50% due 01/15/08..................       927
    13,900   Pioneer Natural Resources Co. (Ba1)
              7.20% due 01/15/28..................    12,328
     1,000   Tesoro Petroleum Corp. (B1)
              9.00% due 07/01/08..................     1,008
    +1,000   Tosco Corp. (A3)
              8.125% due 02/15/30.................     1,145
     2,500   Union Oil Co. of California (Baa1)
              9.375% due 02/15/11.................     2,907
     1,500   Valero Energy Corp. (Baa2)
              8.375% due 06/15/05.................     1,632
     2,850   Varco International, Inc. (Baa2)
              7.50% due 02/15/08..................     2,942
     4,500   Vastar Resources, Inc. (Aa1)
              6.50% due 04/01/09..................     4,649
                                                    --------
                                                     152,935
                                                    --------
             FINANCIAL SERVICES -- 5.2%
   @17,000   Bombardier Capital, Inc. (A3)
              4.275% due 11/21/02.................    17,000
    +6,395   ERAC USA Finance Co. (Baa1)
              8.00% due 01/15/11..................     6,434
    30,900   Ford Motor Credit Co. (Aaa)
              4.225% due 10/25/04.................    30,895
    +3,800   General Motors Acceptance Corp. (A2)
              2.20% due 08/18/03..................     3,718
    16,150   General Motors Acceptance Corp. (A2)
              2.54% due 08/04/03..................    15,867
     4,150   General Motors Acceptance Corp. (A2)
              6.875% due 09/15/11.................     4,065
     9,900   NiSource Finance Corp. (Baa2)
              7.875% due 11/15/10.................    10,246
                                                    --------
                                                      88,225
                                                    --------
             FOOD, BEVERAGE & TOBACCO -- 1.6%
     8,120   Archer-Daniels-Midland Co. (A1)
              6.95% due 12/15/97..................     7,744
     6,750   ConAgra Foods, Inc. (Baa1)
              7.00% due 10/01/28..................     6,708
    12,200   ConAgra Foods, Inc. (Baa1)
              7.50% due 09/15/05..................    13,169
                                                    --------
                                                      27,621
                                                    --------
             FOREST & PAPER PRODUCTS -- 2.4%
     2,830   International Paper Co. (Baa2)
              6.75% due 09/01/11..................     2,862
     5,600   International Paper Co. (Baa2)
              6.875% due 04/15/29.................     5,371
     2,315   International Paper Co. Baa2)
              7.20% due 11/01/26..................     2,383
     4,500   Mead Corp. (The) (A3)
              7.55% due 03/01/47..................     3,869

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
             FOREST & PAPER
              PRODUCTS -- (CONTINUED)
$   11,670   Potlatch Corp. (Baa3)
              9.425% due 12/01/09.................  $ 12,908
    @7,700   Weyerhaeuser Co. (A3)
              5.95% due 11/01/08..................     7,500
    +6,300   Weyerhaeuser Co. (A3)
              7.25% due 07/01/13..................     6,384
                                                    --------
                                                      41,277
                                                    --------
             HEALTH SERVICES -- 3.6%
     3,150   Columbia/HCA Healthcare Corp. (Ba1)
              7.50% due 11/15/95..................     2,862
     9,035   HCA, Inc. (Ba1)
              7.125% due 06/01/06.................     9,069
     3,520   HEALTH SOUTH Corp. (Ba1)
              6.875% due 06/15/05.................     3,493
       570   HEALTH SOUTH Corp. (Ba1)
              7.00% due 06/15/08..................       556
     4,225   HEALTH SOUTH Corp. (Ba1)
              8.50% due 02/01/08..................     4,394
    +1,000   HEALTH SOUTH Corp. (Ba2)
              10.75% due 10/01/08.................     1,100
     6,540   Manor Care, Inc. (Ba1)
              7.50% due 06/15/06..................     6,640
     1,120   Manor Care, Inc. (Ba1)
              8.00% due 03/01/08..................     1,159
   @24,600   Tenet Healthcare Corp. (Baa3)
              5.375% due 11/15/06.................    24,062
     8,200   Universal Health Services, Inc.
              (Baa3)
              6.75% due 11/15/11..................     7,894
                                                    --------
                                                      61,229
                                                    --------
             INSURANCE -- 1.3%
     7,800   Aetna, Inc. (Baa2)
              7.875% due 03/01/11.................     7,682
     5,250   Humana, Inc. (Baa3)
              7.25% due 08/01/06..................     5,324
     4,300   Trenwick Group, Inc. (Baa3)
              6.70% due 04/01/03..................     3,775
     5,400   Wellpoint Health Networks, Inc.
              (Baa1)
              6.375% due 06/15/06.................     5,507
                                                    --------
                                                      22,288
                                                    --------
             MEDIA & ENTERTAINMENT -- 3.6%
     1,000   Continental Cablevision, Inc. (Baa2)
              9.50% due 08/01/13..................     1,133
   +17,400   Liberty Media Corp. (Baa3)
              8.25% due 02/01/30..................    16,459
     8,200   Marconi Corp., PLC (Ba1)
              7.75% due 09/15/10..................     4,285
    29,117   Marconi Corp., PLC (Ba3)
              8.375% due 09/15/30.................    13,384
    14,325   News America Holdings, Inc. (Baa3)
              7.75% due 12/01/45..................    13,291
    12,000   USA Networks, Inc. (Baa3)
              6.75% due 11/15/05..................    12,350
                                                    --------
                                                      60,902
                                                    --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
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
PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
CORPORATE NOTES V -- (CONTINUED)
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
$    3,600   Apogent Technologies, Inc. (Baa3)
              8.00% due 04/01/11..................  $  3,784
     2,800   Omnicare, Inc. (Ba2)
              8.125% due 03/15/11.................     2,898
                                                    --------
                                                       6,682
                                                    --------
             METALS, MINERALS & MINING -- 1.6%
     2,570   Newmont Mining Corp. (Baa3)
              8.625% due 05/15/11.................     2,634
     2,615   Phelps Dodge Corp. (Baa3)
              8.75% due 06/01/11..................     2,561
    17,965   Phelps Dodge Corp. (Baa3)
              9.50% due 06/01/31..................    16,631
     5,140   Santa Fe Pacific Gold Corp. (Baa3)
              8.375% due 07/01/05.................     5,326
                                                    --------
                                                      27,152
                                                    --------
             RESEARCH & TESTING FACILITIES -- 0.2%
     4,000   Quest Diagnostics, Inc. (Ba1)
              6.75% due 07/12/06..................     4,108
                                                    --------
             RETAIL -- 0.5%
     8,585   Stop & Shop Cos., Inc. (The) (Baa2
              other)
              9.75% due 02/01/02..................     8,626
                                                    --------
             SOFTWARE & SERVICES -- 0.9%
     4,100   AOL Time Warner, Inc. (Baa1)
              7.625% due 04/15/31.................     4,337
    10,000   Computer Sciences Corp. (A2)
              6.75% due 06/15/06..................    10,416
                                                    --------
                                                      14,753
                                                    --------
             TRANSPORTATION -- 1.2%
     1,460   American Airlines, Inc. (BBB S&P)
              7.858% due 10/01/11.................     1,464
     4,500   FedEx Corp. (Baa2)
              6.625% due 02/12/04.................     4,707
     8,000   Union Pacific Corp. (Baa3)
              6.625% due 02/01/08.................     8,240
    +3,640   United Air Lines, Inc. (Caa1)
              9.75% due 08/15/21..................     2,247
     4,389   US Airways Group, Inc. (A2)
              6.76% due 04/15/08..................     3,924
                                                    --------
                                                      20,582
                                                    --------
             UTILITIES -- 5.1%
   @14,750   Allied Waste North American (Ba3)
              8.50% due 12/01/08..................    14,898
     1,750   Cleveland Electric Illuminating Co.
              (Aaa)
              7.13% due 07/01/07..................     1,865
     3,600   CMS Panhandle Holding Co. (Baa3)
              6.125% due 03/15/04.................     3,665
       800   CMS Energy Corp. (Ba3)
              7.50% due 01/15/09..................       783
     3,170   Commonwealth Edison Co. (Baa1)
              8.625% due 02/01/22.................     3,219

PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
             UTILITIES -- (CONTINUED)
$    3,650   Detroit Edison Co. (The) (A3)
              6.125% due 10/01/10.................  $  3,585
   @10,000   Entergy Gulf States, Inc. (Baa3)
              3.281% due 06/02/03.................    10,023
     9,725   Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.................    10,600
     3,100   PacifiCorp. (A3)
              6.12% due 01/15/06..................     3,113
    10,500   PacifiCorp. (A2)
              7.70% due 11/15/31..................    10,662
     4,000   Public Service Electric & Gas Co.
              (Aaa)
              7.00% due 09/01/24..................     3,991
   @12,300   Sierra Pacific Power Co. (Aaa)
              8.00% due 06/01/08..................    13,112
     6,435   Western Resources, Inc. (Ba1)
              7.250% due 08/15/02.................     6,452
                                                    --------
                                                      85,968
                                                    --------
             Total corporate notes................  $781,369
                                                    ========
FOREIGN/YANKEE BONDS & NOTESV -- 16.6%
             FOREIGN CORPORATIONS -- 10.7%
$   11,750   Alcan, Inc. (A2)
              7.25% due 03/15/31..................  $ 12,272
    +3,600   AT&T Canada, Inc. (Baa3)
              7.65% due 09/15/06..................     2,348
   +15,000   Bank of Tokyo-Mitsubishi Ltd. (The)
              (A3)
              8.40% due 04/15/10..................    16,367
     7,600   Barrick Gold Finance, Inc. (A3)
              7.50% due 05/01/07..................     8,029
     8,500   British Sky Broadcasting Group PLC
              (Ba1)
              8.20% due 07/15/09..................     8,748
    18,375   BT Group PLC (Baa1)
              8.875% due 12/15/30.................    21,168
   +16,000   Domtar, Inc. (Baa3)
              7.875% due 10/15/11.................    16,641
     3,150   Enterprise Oil PLC (Baa1)
              6.50% due 05/01/05..................     3,258
     4,650   Enterprise Oil PLC (Baa1)
              6.70% due 09/15/07..................     4,787
   @12,100   France Telecom S.A. (Baa1)
              7.20% due 03/01/06..................    12,849
    @9,000   France Telecom S.A. (Baa1)
              8.50% due 03/01/31..................    10,274
    +1,400   Koninklijke (Royal) KPN N.V. (Baa3)
              7.50% due 10/01/05..................     1,443
     4,050   Koninklijke (Royal) KPN N.V. (Baa3)
              8.00% due 10/01/10..................     4,104
    10,790   Koninklijke (Royal) KPN N.V. (Baa3)
              8.375% due 10/01/30.................    10,733
    +2,880   KPNQwest N.V. (Ba1)
              8.125% due 06/01/09.................     1,872
    @1,800   Nortel Networks Corp. (Baa2)
              4.25% due 09/01/08..................     1,744
     5,610   Nortel Networks Corp. (Baa2)
              6.875% due 09/01/23.................     3,911

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL    I                                       MARKET
  AMOUNT                                             VALUE
 --------                                           --------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
             FOREIGN CORPORATIONS -- (CONTINUED)
$   +7,700   Nova Chemicals Ltd. (Baa2)
              7.00% due 05/15/06..................  $  7,264
     4,000   Nova Chemicals Ltd. (Baa2)
              7.875% due 09/15/25.................     3,380
     7,300   Placer Dome, Inc. (Baa2)
              7.125% due 06/15/07.................     7,283
     3,600   Placer Dome, Inc. (Baa2)
              7.125% due 05/15/03.................     3,734
     4,000   Potash Corp. Saskatchewan (Baa2)
              7.125% due 06/15/07.................     4,165
     7,040   Potash Corp. Saskatchewan (Baa2)
              7.75% due 05/31/11..................     7,453
     3,660   Shaw Communications, Inc. (Baa3)
              8.25% due 04/11/10..................     3,912
     3,340   Stora Enso Oyj (Baa1)
              7.375% due 05/15/11.................     3,523
                                                    --------
                                                     181,262
                                                    --------
             FOREIGN GOVERNMENTS -- 5.9%
EUR 35,400   Bundesschatzanweisungen (Aa3)
              4.50% due 03/15/02..................    31,586
EUR  8,495   France BTAN (AAA S&P)
              4.50% due 07/12/03..................     7,673
EUR 28,650   France BTAN (AAA S&P)
              4.75% due 03/12/02..................    25,577
EUR 10,500   Netherlands Government (Aaa)
              5.75% due 09/15/02..................     9,503
EUR 29,300   Republic of Italy (Aa3)
              3.00% due 06/15/02..................    26,074
                                                    --------
                                                     100,413
                                                    --------
             Total foreign/yankee bonds & notes...  $281,675
                                                    ========
  SHARES
----------
PREFERRED STOCKS -- 0.4%
             ELECTRONICS -- 0.2%
       @53   Xerox Corp...........................  $  3,751
                                                    --------
             ENERGY & SERVICES -- 0.2%
        97   Coastal Finance Corp.................     2,432
                                                    --------
             Total preferred stocks...............  $  6,183
                                                    ========
PRINCIPAL                                            MARKET
  AMOUNT                                             VALUE
----------                                          --------
U.S. TREASURIES & FEDERAL AGENCIES -- 29.0%
             FEDERAL HOME LOAN MORTGAGE
             ASSOCIATION -- 1.0%
$  +17,240   6.00% due 04/01/31 - 05/01/31........  $ 16,898
                                                    --------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 19.4%
   179,814   6.00% due 07/01/12 - 05/01/31........   180,351
     2,796   6.48% due 12/01/05...................     2,944
   110,022   6.50% due 05/01/31 - 12/01/31........   110,201
    35,159   7.50% due 07/01/29 - 09/01/31........    36,314
                                                    --------
                                                     329,810
                                                    --------
             U.S. TREASURY BONDS -- 0.7%
    +3,200   6.125% due 08/15/07..................     3,443
    +7,800   6.625% due 05/15/07..................     8,573
                                                    --------
                                                      12,016
                                                    --------
             U.S. TREASURY -- 4.9%
             INFLATION-INDEXED SECURITIES
   +22,050   3.875% due 04/15/29..................    23,508
   +57,243   4.25% due 01/15/10...................    60,049
                                                    --------
                                                      83,557
                                                    --------
             U.S. TREASURY NOTES -- 3.0%
    +2,000   4.625% due 05/16/06..................     2,028
   +24,300   5.00% due 02/15/11 - 08/15/11........    24,228
    +2,150   5.50% due 05/15/09...................     2,228
   +17,450   6.25% due 02/15/07...................    18,854
    +1,600   6.50% due 10/15/06...................     1,743
    +2,100   6.75% due 05/15/05...................     2,283
                                                    --------
                                                      51,364
                                                    --------
             Total U.S. treasuries & federal
              agencies............................  $493,645
                                                    ========
SHORT-TERM SECURITIES -- 4.8%
             REPURCHASE AGREEMENT -- 4.8%
$   80,953   Joint Repurchase Agreement (See Note
              2(d))
              1.635% due 01/02/02.................  $ 80,953
                                                    --------
             Total short-term securities..........  $ 80,953
                                                    ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
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
                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
  obligations (cost $15,116)..........     0.9%  $   14,519
Total corporate notes (cost
  $789,056)...........................    45.9      781,369
Total foreign/yankee bonds & notes
  (cost $275,116).....................    16.6      281,675
Total preferred stocks (cost
  $4,851).............................     0.4        6,183
Total U.S. treasuries & federal
  agencies (cost $493,475)............    29.0      493,645
Total short-term securities (cost
  $80,953)............................     4.8       80,953
                                         -----   ----------
Total investment in securities (total
  cost $1,658,567)....................    97.6    1,658,344
Cash, receivables and other assets....     2.4       44,516
Securities lending collateral (See
  Note 2(i))..........................    10.2      172,959
Payable for Fund shares redeemed......    (0.0)          (2)
Securities lending collateral payable
  to brokers (See Note 2(i))..........   (10.2)    (172,959)
Other liabilities.....................    (0.0)        (906)
                                         -----   ----------
Net assets............................   100.0%  $1,701,952
                                         =====   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000 shares authorized; 1,485,516
  shares outstanding..........................   $  148,552
Capital surplus...............................    1,449,758
Accumulated undistributed net investment
  income......................................       80,851
Accumulated undistributed net realized gain on
  investments.................................       22,949
Unrealized depreciation of investments........         (223)
Unrealized appreciation of other assets and
  liabilities in foreign currencies...........           65
                                                 ----------
Net assets....................................   $1,701,952
                                                 ==========

  Net asset value per share ($1,549,698 /1,352,321
    shares outstanding) (2,400,000 shares
    authorized)...................................   $1.15
                                                     =====
Class IB
  Net asset value per share ($152,254 / 133,195
    shares outstanding) (600,000 shares
    authorized)...................................   $1.14
                                                     =====



  + All or a portion of this security was on loan as of December 31, 2001 (See Note 2(i)).

  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $150,107 or 8.8% of net assets.

### The ratings associated with the corresponding bond holdings were obtained from Moody's as of December 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

  I All principle amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of this financial statement.

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 HARTFORD MORTGAGE HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 17.1%
$   4,991   Citicorp Mortgage Securities, Inc.,
             Series 1998-8, Class A3 (AAA)
             6.75% due 09/25/28...................  $  5,035
    2,436   Countrywide Home Loans,
             Series 1998-6, Class A (A Fitch)
             6.50% due 06/25/13...................     2,493
     @372   DLJ Mortgage Acceptance Corp.,
             Series 1996-I, Class B1 (A Fitch)
             7.25% due 09/25/11...................       379
     @124   DLJ Mortgage Acceptance Corp.,
             Series 1996-I, Class B2 (BBB)
             7.25% due 09/25/11...................       126
    2,020   Fannie Mae,
             Series 1997-28, Class PD (Aa)
             7.50% due 07/18/23...................     2,031
    4,521   Freddie Mac Strip,
             Series 202, Class IO (Aa)
             6.50% due 04/01/29...................     1,118
    2,413   GE Capital Mortgage Services, Inc.,
             Series 1993-10, Class A8 (Aaa)
             6.50% due 09/25/23...................     2,474
    2,209   GE Capital Mortgage Services, Inc.,
             Series 1998-7, Class A (Aaa)
             6.50% due 04/25/13...................     2,276
    4,569   GE Capital Mortgage Services, Inc.,
             Series 1999-16, Class A (Aaa)
             6.50% due 07/25/14...................     4,670
      412   GE Capital Mortgage Services, Inc.,
             Series 1996-1, Class B2 (BBB)
             6.75% due 02/25/11...................       415
    1,235   GE Capital Mortgage Services, Inc.,
             Series 1996-1, Class M (AA)
             6.75% due 02/25/11...................     1,264
      437   GE Capital Mortgage Services, Inc.,
             Series 1996-10, Class B1 (A)
             6.75% due 06/25/11...................       447
      437   GE Capital Mortgage Services, Inc.,
             Series 1996-10, Class B2 (BBB Fitch)
             6.75% due 06/25/11...................       439
    2,559   GE Capital Mortgage Services, Inc.,
             Series 1994-26, Class A (AAA)
             6.854% due 07/25/09..................     2,630
    1,164   Housing Securities, Inc.,
             Series 1993-E, Class E15 (AAA Fitch)
             10.00% due 09/25/08..................     1,258
    3,792   Norwest Asset Securities Corp.,
             Series 1999-22, Class A1 (Aaa)
             6.50% due 09/25/14...................     3,876
      402   PNC Mortgage Securities Corp.,
             Series 1996-2, Class B1 (AA Fitch)
             6.60% due 02/25/11...................       410
      134   PNC Mortgage Securities Corp.,
             Series 1996-2, Class B2 (A Fitch)
             6.60% due 02/25/11...................       137
      214   PNC Mortgage Securities Corp.,
             Series 1996-2, Class B3 (BBB)
             6.60% due 02/25/11...................       215

PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
$   4,200   Prudential Home Mortgage Securities
             Co.,
             Series 1994-8, Class A3 (Aaa)
             6.75% due 03/25/24...................  $  4,303
      855   Prudential Home Mortgage Securities
             Co.,
             Series 1996-3, Class B1 (A Fitch)
             6.75% due 03/25/11...................       860
    1,544   Residential Funding Mortgage
             Securities I, Inc., Series 1998-S22,
             Class A1 (AAA S&P)
             6.50% due 09/25/13...................     1,579
    5,266   Residential Funding Mortgage
             Securities I, Inc., Series 1999-S15,
             Class A2 (A1)
             6.50% due 06/25/14...................     5,378
      427   Prudential Home Mortgage Securities
             Co., Series 1996-3, Class B2 (BBB
             Fitch)
             6.75% due 03/25/11...................       429
      427   Residential Funding Mortgage
             Securities I, Inc., Series 1996-S5,
             Class M3 (BBB Fitch)
             6.75% due 02/25/11...................       440
      545   Residential Funding Mortgage
             Securities I, Inc., Series 1995-S18,
             Class M3 (BBB Fitch)
             7.00% due 11/25/10...................       552
      201   Residential Funding Mortgage
             Securities I, Inc., Series 1996-S11,
             Class M3 (BBB Fitch)
             7.00% due 04/25/11...................       208
    2,122   Residential Funding Mortgage
             Securities I, Inc., Series 1999-S22,
             Class A2 (AAA S&P)
             7.00% due 10/25/14...................     2,212
      394   Residential Funding Mortgage
             Securities I, Inc., Series 1996-S19,
             Class M3 (BBB Fitch)
             7.50% due 09/25/11...................       403
    4,765   Residential Funding Mortgage
             Securities I,
             Inc., Series 2001-S3, Class A1 (A1)
             7.50% due 01/25/31...................     4,884
   10,000   Wells Fargo Mortgage Backed Securities
             Trust, Series 2000-13, Class A7 (AAA
             S&P)
             7.50% due 12/25/30...................    10,333
   13,731   Wells Fargo Mortgage Backed Securities
             Trust, Series 2001-15, Class 1A1 (AAA
             S&P)
             6.00% due 07/25/31...................    13,941
                                                    --------
            Total collateralized mortgage
             obligations..........................  $ 77,215
                                                    ========
CORPORATE NOTES V -- 2.3%
            BANKS -- 2.3%
$  10,000   Federal Home Loan Bank (Aaa)
             5.80% due 09/02/08...................  $ 10,275
                                                    --------
            Total corporate notes.................  $ 10,275
                                                    ========
U.S. TREASURIES & FEDERAL AGENCIES -- 79.3%
            FEDERAL HOME LOAN MORTGAGE
            ASSOCIATION -- 24.6%
$  68,576   6.50% due 04/01/31 -- 11/01/31........  $ 68,743
   36,741   7.00% due 06/01/15 -- 07/01/29........    37,992
      677   7.50% due 05/01/24 -- 03/01/31........       705
    1,219   8.00% due 02/01/13 -- 11/01/24........     1,291
      572   8.50% due 06/01/03 -- 05/01/25........       609
      314   9.00% due 07/01/02 -- 10/01/06........       319

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL                                            MARKET
 AMOUNT                                              VALUE
---------                                           --------
         )  U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED
            FEDERAL HOME LOAN MORTGAGE ASSOCIA-
             TION -- (CONTINUED)
$     607   9.50% due 11/01/08....................  $    632
      635   10.00% due 09/01/05 -- 11/01/20.......       705
                                                    --------
                                                     110,996
                                                    --------
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION -- 32.0%
    5,031   6.10% due 04/01/11....................     5,155
   74,999   6.50% due 07/01/31 -- 01/01/32........    75,064
   26,265   7.00% due 11/01/13 -- 01/01/32........    27,053
   26,294   7.50% due 12/01/14 -- 04/01/31........    27,331
    8,398   8.00% due 10/01/29 -- 02/01/31........     8,807
      488   9.00% due 05/01/21 -- 09/01/21........       534
      290   11.00% due 04/01/09...................       316
                                                    --------
                                                     144,260
                                                    --------
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION -- 18.5%
   39,727   6.50% due 12/15/28 -- 11/15/31........    39,917
   20,000   7.00% due 04/15/31 -- 09/15/31........    20,455
   14,279   7.50% due 04/15/22 -- 04/20/30........    14,825
    5,999   8.50% due 06/15/17 -- 04/15/30........     6,383
      309   9.00% due 01/15/25 -- 12/15/25........       335
    1,215   9.50% due 10/15/09 -- 11/15/09........     1,333
       52   10.00% due 05/15/13...................        58
       23   12.50% due 03/15/15 -- 08/15/15.......        27
                                                    --------
                                                      83,333
                                                    --------
            U.S. TREASURY INFLATION-INDEXED
            SECURITIES -- 4.2%
   10,975   3.50% due 01/15/11....................    10,937
    7,393   4.25% due 01/15/10....................     7,755
                                                    --------
                                                      18,692
                                                    --------
            Total U.S. treasuries & federal
             agencies.............................  $357,281
                                                    ========
SHORT-TERM SECURITIES -- 11.1%
            REPURCHASE AGREEMENT -- 11.1%
$  50,081   Joint Repurchase Agreement (See Note
             2(d))
             1.635% due 01/02/02..................  $ 50,081
                                                    --------
            Total short-term securities...........  $ 50,081
                                                    ========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
  obligations (cost $75,362)..........    17.1%  $   77,215
Total corporate notes (cost
  $10,037)............................     2.3       10,275
Total U.S. treasuries & federal
  agencies (cost $355,298)............    79.3      357,281
Total short-term securities (cost
  $50,081)............................    11.1       50,081
                                         -----   ----------
Total investment in securities (total
  cost $490,778)......................   109.8      494,852
Cash, receivables and other assets....     0.7        3,221
Payable for securities purchased......   (10.0)     (45,043)
Payable for Fund shares redeemed......    (0.0)        (191)
Other liabilities.....................    (0.5)      (2,115)
                                         -----   ----------
Net assets............................   100.0%  $  450,724
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  800,000 shares authorized; 390,546 shares
  outstanding.................................   $   39,055
Capital surplus...............................      394,923
Accumulated undistributed net investment
  income......................................       20,951
Accumulated net realized loss on
  investments.................................       (8,279)
Unrealized appreciation of investments........        4,074
                                                 ----------
Net assets....................................   $  450,724
                                                 ==========

Class IA
Net asset value per share ($424,603 / 367,833
  shares outstanding) (600,000 shares
  authorized)....................................   $ 1.15
                                                    ======
Class IB
Net asset value per share ($26,121 / 22,713
  shares outstanding) (200,000 shares
  authorized)....................................   $ 1.15
                                                    ======




  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December
     31, 2001, the market value of these securities amounted to $505 or 0.1% of net assets.

### The ratings associated with the corresponding bond holdings were obtained from Moody's as of December 31, 2001, unless another source is noted for a particular security. The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

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 HARTFORD MONEY MARKET HLS FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
COMMERCIAL PAPER -- 65.9%
$ 20,000    Abbey National North America
             1.92% due 02/12/02................   $   19,955
  30,000    Abbey National North America
             2.39% due 02/05/02................       29,930
  20,000    American Express Credit Corp.
             2.35% due 01/28/02................       19,965
  15,000    American Express Credit Corp.
             2.96% due 04/22/02................       14,863
  17,500    Anheuser-Busch Cos., Inc.
             3.56% due 05/06/02................       17,284
  19,000    Anheuser-Busch Cos., Inc.
             3.68% due 04/03/02................       18,821
  20,000    Bradford & Bingley Building PLC
             1.88% due 03/04/02................       19,935
  20,000    Bradford & Bingley Building PLC
             2.08% due 01/28/02................       19,969
  50,000    Coca-Cola Co. (The)
             1.81% due 03/04/02................       49,844
  50,000    Federal Home Loan Bank
             1.99% due 01/30/02................       49,920
  35,000    Federal National Mortgage
             Association
             1.83% due 05/02/02................       34,785
  15,000    Federal National Mortgage
             Association
             3.74% due 03/22/02................       14,875
  31,000    Freddie Mac
             3.67% due 03/15/02................       30,769
   9,000    Freddie Mac
             3.68% due 03/28/02................        8,921
  10,000    Freddie Mac
             3.75% due 03/27/02................        9,911
  50,000    Gannett Co., Inc.
             1.97% due 01/09/02................       49,981
  10,000    General Electric Capital Corp.
             2.02% due 02/06/02................        9,980
  25,000    General Electric Capital Corp.
             2.05% due 03/25/02................       24,882
  15,000    General Electric Capital Corp.
             2.96% due 04/10/02................       14,878
  30,000    Gillette Co. (The)
             2.05% due 01/29/02................       29,952
  20,000    Gillette Co. (The)
             2.96% due 03/13/02................       19,883
  15,000    Goldman Sachs Group, Inc. (The)
             1.85% due 04/08/02................       14,925
  35,000    Heinz (HJ) Finance PLC
             2.45% due 02/01/02................       34,926
  15,000    KFW International Finance, Inc.
             2.80% due 03/07/02................       14,924
  20,000    KFW International Finance, Inc.
             3.68% due 04/05/02................       19,808
  30,000    Lehman Brothers Holdings, Inc.
             2.01% due 08/21/02................       29,611
  37,300    Merck & Co., Inc.
             1.76% due 01/14/02................       37,276

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
$  6,890    Monsanto Co.
             2.10% due 03/28/02................   $    6,855
  35,700    Monsanto Co.
             2.10% due 04/03/02................       35,508
  20,000    Morgan Stanley Dean Witter & Co.
             2.03% due 01/15/02................       19,984
  30,000    Nationwide Building Society
             1.77% due 03/19/02................       29,886
  15,000    Nordea North America, Inc.
             2.01% due 02/26/02................       14,953
  35,000    Nordea North America, Inc.
             2.76% due 03/19/02................       34,793
  30,000    Pfizer, Inc.
             2.05% due 01/23/02................       29,962
  10,000    Procter & Gamble Co. (The)
             1.74% due 03/27/02................        9,959
  40,000    Procter & Gamble Co. (The)
             1.98% due 03/14/02................       39,842
  25,000    Salomon Smith Barney Holdings
             1.77% due 01/02/02................       24,999
  35,000    SBC Communications, Inc.
             1.82% due 04/09/02................       34,827
  40,000    State Street Corp.
             1.77% due 01/02/02................       39,998
  14,000    Svenska Handelsbanken, Inc.
             2.42% due 03/06/02................       13,940
  22,000    Svenska Handelsbanken, Inc.
             3.35% due 03/08/02................       21,865
  35,000    Swedbank
             3.49% due 04/29/02................       34,600
  35,000    Toronto-Dominion Holdings Corp.
             3.65% due 04/11/02................       34,645
  10,000    Toyota Motor Credit Corp.
             2.02% due 01/11/02................        9,994
  30,000    UBS Finance (Delaware), Inc.
             1.86% due 06/06/02................       29,758
  15,000    United Technologies Corp.
             2.50% due 04/22/02................       14,884
  35,000    United Technologies Corp.
             2.85% due 03/22/02................       34,778
  15,000    Verizon Global Funding
             2.30% due 01/07/02................       14,994
  35,000    Verizon Global Funding
             2.50% due 04/30/02................       34,711
  25,000    Walt Disney Co. (The)
             3.57% due 03/08/02................       24,836
  18,000    Washington Post Co.
             1.78% due 04/02/02................       17,919
  32,000    Washington Post Co.
             1.87% due 02/13/02................       31,926
  30,000    Westpac Capitol Corp.
             3.70% due 04/05/02................       29,710
                                                  ----------
            Total commercial paper.............   $1,330,899
                                                  ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND, INC.
 STATEMENT OF NET ASSETS -- (CONTINUED)
 DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
CORPORATE NOTES -- 21.9%
$ 13,000    Bank of America Corp.
             2.166% due 02/11/02...............   $   13,002
   5,500    Bank One Corp.
             2.581% due 01/07/02...............        5,500
  @5,000    Cargill, Inc.
             2.49% due 01/22/02................        5,000
 @11,000    Cargill, Inc.
             2.57% due 01/14/02................       11,001
  30,000    Caterpillar Financial Services,
             Inc.
             2.276% due 02/28/02...............       30,009
  10,000    Chase Manhattan Corp.
             2.48% due 01/29/02................       10,002
  14,200    Chase Manhattan Corp.
             2.486% due 04/23/02...............       14,208
   19,00    Citicorp
             2.50% due 02/21/02................       19,010
  20,000    Deere (John) Capital Corp.
             2.38% due 01/14/02................       19,999
  13,500    Fleet National Bank
             2.09% due 03/06/02................       13,503
  11,000    Fleet National Bank
             2.355% due 02/01/02...............       11,002
  16,000    General Motors Acceptance Corp.
             2.53% due 01/15/02................       16,000
  15,000    Goldman Sachs Group, Inc. (The)
             1.943% due 03/21/02...............       15,000
  19,500    Hewlett-Packard Co.
             2.556% due 10/15/02...............       19,500
 @30,000    Honda Motor Corp.
             2.115% due 02/08/02...............       30,000
 @20,000    Honda Motor Corp.
             2.511% due 10/09/02...............       20,000
  11,500    Merrill Lynch & Co., Inc.
             2.36% due 01/28/02................       11,501
  27,000    Merrill Lynch & Co., Inc.
             2.52% due 10/21/02................       27,048
  10,000    Morgan (J.P.) Chase & Co., Inc.
             1.92% due 01/08/02................        9,996
   9,000    Morgan (J.P.) Chase & Co., Inc.
             2.51% due 01/28/02................        9,002
  30,000    PNC Bank N.A.
             2.415% due 01/24/02...............       30,003

PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
$  3,000    Salomon Smith Barney Holdings
             2.493% due 07/24/02...............   $    3,003
  10,000    Texeco, Inc.
             2.003% due 09/09/02...............       10,000
  40,000    Toyota Motor Credit Corp.
             2.43% due 10/11/02................       39,994
  40,000    Unilever Capital Corp.
             2.473% due 10/24/02...............       40,046
   9,000    Wells Fargo & Co.
             2.43% due 04/26/02................        9,005
                                                  ----------
            Total corporate notes..............   $  442,334
                                                  ==========
REPURCHASE AGREEMENT -- 12.4%
$250,310    Joint Repurchase Agreement (See
             Note 2(d))
             1.635% due 01/02/02...............   $  250,310
                                                  ----------
            Total repurchase agreement.........   $  250,310
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,330,899).........................    65.9%  $1,330,899
Total corporate notes (cost
  $442,334)...........................    21.9      442,334
Total repurchase agreements (cost
  $250,310)...........................    12.4      250,310
                                         -----   ----------
Total investment in securities
  (total cost $2,023,543).............   100.2    2,023,543
Cash, receivables and other assets....     0.3        6,838
Payable for Fund shares redeemed......    (0.4)      (7,710)
Dividends payable.....................    (0.1)      (2,997)
Other liabilities.....................    (0.0)         (25)
                                         -----   ----------
Net assets............................   100.0%  $2,019,649
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  4,000,000 shares authorized; 2,019,649
  shares outstanding..........................   $  201,965
Capital surplus...............................    1,817,684
                                                 ----------
Net assets....................................   $2,019,649
                                                 ==========

Class IA
  Shares of benefical interest outstanding,
    $0.10 par value 3,000,000 shares authorized
    (Net assets $1,867,520)....................   1,867,520
                                                 ==========
  Net asset value..............................
                                                      $1.00
                                                 ==========
Class IB
  Shares of benefical interest outstanding,
    $0.10 par value 1,000,000 shares authorized
    (Net assets $152,129)......................     152,129
                                                 ==========
  Net asset value..............................
                                                      $1.00
                                                 ==========

@Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of these securities amounted to $66,001 or 3.3% of net assets.

The accompanying notes are an integral part of this financial statement.

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                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                   HARTFORD
                                                                 HARTFORD           GLOBAL
                                                                  GLOBAL          FINANCIAL
                                                              COMMUNICATIONS       SERVICES
                                                                 HLS FUND          HLS FUND
                                                              --------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................     $    89           $   222
  Interest..................................................          20                20
  Securities lending........................................           9                 8
  Less: Foreign tax withheld................................          (6)              (16)
                                                                 -------           -------
    Total investment income, net............................         112               234
                                                                 -------           -------
  EXPENSES:
  Investment advisory fees..................................          56                77
  Administrative services fees..............................          17                24
  Accounting services.......................................           2                 2
  Custodian fees, gross.....................................           4                 9
  Board of Directors fees...................................          --                --
  Distribution fees -- Class IB.............................           3                 4
  Other expenses............................................           1                 2
                                                                 -------           -------
    Total expenses (before waivers and offsets).............          83               118
  Custodian fees offset.....................................          --                 3
  Distribution fees -- Class IB waived......................           1                 1
                                                                 -------           -------
    Total expenses, net.....................................          82               114
                                                                 -------           -------
  Net investment income (loss)..............................          30               120
                                                                 -------           -------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........      (3,329)             (911)
  Net realized gain (loss) on futures contracts.............          --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................           2               (18)
  Net realized gain (loss) on option contracts..............          --                --
  Net realized gain (loss) on foreign currency
    transactions............................................          18               (29)
  Net unrealized appreciation (depreciation) of
    investments.............................................        (450)              157
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                --
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................           1                 2
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           9                34
  Net unrealized appreciation (depreciation) of option
    contracts...............................................          --                --
                                                                 -------           -------
  Net realized and unrealized gain (loss) on investments....      (3,749)             (765)
                                                                 -------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $(3,719)          $  (645)
                                                                 =======           =======

* From inception, April 30, 2001, to December 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                      HARTFORD
    HARTFORD       HARTFORD                      HARTFORD         HARTFORD          INTERNATIONAL
     GLOBAL         GLOBAL         HARTFORD    INTERNATIONAL       SMALL               CAPITAL
     HEALTH       TECHNOLOGY         FOCUS     SMALL COMPANY      COMPANY           APPRECIATION
    HLS FUND       HLS FUND        HLS FUND*     HLS FUND*     HLS FUND, INC.         HLS FUND*
    --------   -----------------   ---------   -------------   --------------   ---------------------
    $ 1,318        $     61         $  136       $      52       $   3,060             $    53
        263             217             75               6           2,530                  20
        119              86             --              --             607                  --
        (43)             --             --              (6)             (2)                 (6)
    -------        --------         ------       ---------       ---------             -------
      1,657             364            211              52           6,195                  67
    -------        --------         ------       ---------       ---------             -------
      1,133             598             96              17           4,137                  31
        349             184             30               5           1,584                   9
         35              18              3               1             159                   1
         22              10              9               2              33                   5
          1              --             --              --               3                  --
         54              32              8               1             117                   3
         15               8              4               1              78                   1
    -------        --------         ------       ---------       ---------             -------
      1,609             850            150              27           6,111                  50
          3               8              1              --              12                  --
         15               9              3              --              33                   1
    -------        --------         ------       ---------       ---------             -------
      1,591             833            146              27           6,066                  49
    -------        --------         ------       ---------       ---------             -------
         66            (469)            65              25             129                  18
    -------        --------         ------       ---------       ---------             -------
      5,462         (54,789)           540             (66)       (173,169)               (951)
         --              --             --              --          (2,378)                 --
         53              (7)            --              18               1                 (56)
         --              --             --              --              --                  --
        (91)             19             --             (36)            (29)                 64
      3,141          28,022          1,471            (158)         27,854                 848
         --              --             --              --              --                  --
         (1)             --             --              --              --                  (1)
          1              --             --              --               1                  (4)
         --              --             --              --              --                  --
    -------        --------         ------       ---------       ---------             -------
      8,565         (26,755)         2,011            (242)       (147,720)               (100)
    -------        --------         ------       ---------       ---------             -------
    $ 8,631        $(27,224)        $2,076       $    (217)      $(147,591)            $   (82)
    =======        ========         ======       =========       =========             =======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD CAPITAL     HARTFORD
                                                                APPRECIATION     MIDCAP VALUE
                                                               HLS FUND, INC.     HLS FUND*
                                                              ----------------   ------------
INVESTMENT INCOME:
  Dividends.................................................     $  86,550         $   368
  Interest..................................................        29,253              64
  Securities lending........................................         2,319              --
  Less: Foreign tax withheld................................        (1,083)             (5)
                                                                 ---------         -------
    Total investment income, net............................       117,039             427
                                                                 ---------         -------
  EXPENSES:
  Investment advisory fees..................................        40,702             194
  Administrative services fees..............................        18,743              62
  Accounting services.......................................         1,876               6
  Custodian fees, gross.....................................         1,131              16
  Board of Directors fees...................................            38              --
  Distribution fees -- Class IB.............................           639              17
  Other expenses............................................           952               3
                                                                 ---------         -------
    Total expenses (before waivers and offsets).............        64,081             298
  Custodian fees offset.....................................            87               1
  Distribution fees -- Class IB waived......................           179               6
                                                                 ---------         -------
    Total expenses, net.....................................        63,815             291
                                                                 ---------         -------
  Net investment income (loss)..............................        53,224             136
                                                                 ---------         -------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........      (304,352)           (666)
  Net realized gain (loss) on futures contracts.............            --              --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        18,848              (1)
  Net realized gain (loss) on option contracts..............            --              --
  Net realized gain (loss) on foreign currency
    transactions............................................        (3,329)             (7)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (475,348)          7,902
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................            --              --
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................            15               1
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...            86              --
  Net unrealized appreciation (depreciation) of option
    contracts...............................................            --              --
                                                                 ---------         -------
  Net realized and unrealized gain (loss) on investments....      (764,080)          7,229
                                                                 ---------         -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $(710,856)        $ 7,365
                                                                 =========         =======

* From inception, April 30, 2001, to December 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                        HARTFORD         HARTFORD                                         HARTFORD
       HARTFORD      INTERNATIONAL        GLOBAL          HARTFORD         HARTFORD      GROWTH AND
        MIDCAP       OPPORTUNITIES       LEADERS           STOCK            INDEX          INCOME
    HLS FUND,INC.    HLS FUND, INC.      HLS FUND      HLS FUND, INC.   HLS FUND, INC.    HLS FUND
    --------------   --------------   --------------   --------------   --------------   ----------
       $ 11,052        $  19,857        $   7,426       $   103,677      $    28,040     $   5,130
          3,237            2,644            1,179             7,024              533           447
            795            1,212              244               261              179            92
            (86)          (2,364)            (503)               --             (126)           (3)
       --------        ---------        ---------       -----------      -----------     ---------
         14,998           21,349            8,346           110,962           28,626         5,666
       --------        ---------        ---------       -----------      -----------     ---------
          8,623            5,600            2,977            21,947            4,272         2,362
          3,647            2,229            1,096            17,209            4,272           852
            365              223              110             1,722              428            85
             16              877              199                40               41            13
              7                5                2                35                9             2
            234               60               99               508               78            80
            172              112               61               891              219            39
       --------        ---------        ---------       -----------      -----------     ---------
         13,064            9,106            4,544            42,352            9,319         3,433
             10                9                9                 5                4             2
             65               17               28               142               22            22
       --------        ---------        ---------       -----------      -----------     ---------
         12,989            9,080            4,507            42,205            9,293         3,409
       --------        ---------        ---------       -----------      -----------     ---------
          2,009           12,269            3,839            68,757           19,333         2,257
       --------        ---------        ---------       -----------      -----------     ---------
        (89,236)        (209,814)        (123,906)         (285,528)          74,173       (31,687)
             --               --               --                --           (3,891)       (2,478)
             --             (777)            (301)               (2)              --            --
             --               --               --                --               --           289
            (16)          (2,455)             121                 1               (7)           --
          3,427          (21,621)          15,455          (985,086)        (391,939)       (4,680)
             --               --               --                --              382            75
             --             (344)              10                --               --            --
             --               21               (7)               --               --            --
             --               --               --                --               --          (146)
       --------        ---------        ---------       -----------      -----------     ---------
        (85,825)        (234,990)        (108,628)       (1,270,615)        (321,282)      (38,627)
       --------        ---------        ---------       -----------      -----------     ---------
       $(83,816)       $(222,721)       $(104,789)      $(1,201,858)     $  (301,949)    $ (36,370)
       ========        =========        =========       ===========      ===========     =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             HARTFORD
                                                              HARTFORD     DIVIDEND AND
                                                                VALUE         GROWTH
                                                              HLS FUND*   HLS FUND, INC.
                                                              ---------   --------------
INVESTMENT INCOME:
  Dividends.................................................   $  261       $  69,888
  Interest..................................................       24           5,267
  Securities lending........................................       --             438
  Less: Foreign tax withheld................................       (1)           (391)
                                                               ------       ---------
    Total investment income, net............................      284          75,202
                                                               ------       ---------
  EXPENSES:
  Investment advisory fees..................................       92          14,541
  Administrative services fees..............................       29           6,432
  Accounting services.......................................        3             644
  Custodian fees, gross.....................................        7              19
  Board of Directors fees...................................       --              13
  Distribution fees -- Class IB.............................        8             219
  Other expenses............................................        2             299
                                                               ------       ---------
    Total expenses (before waivers and offsets).............      141          22,167
  Custodian fees offset.....................................       --               6
  Distribution fees -- Class IB waived......................        3              61
                                                               ------       ---------
    Total expenses, net.....................................      138          22,100
                                                               ------       ---------
  Net investment income (loss)..............................      146          53,102
                                                               ------       ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........       94         167,478
  Net realized gain (loss) on futures contracts.............       --              --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................       --              --
  Net realized gain (loss) on option contracts..............       --             146
  Net realized gain (loss) on foreign currency
    transactions............................................       --              (1)
  Net unrealized appreciation (depreciation) of
    investments.............................................    1,256        (356,142)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................       --              --
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................       --              --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       --               2
  Net unrealized appreciation (depreciation) of option
    contracts...............................................       --            (105)
                                                               ------       ---------
  Net realized and unrealized gain (loss) on investments....    1,350        (188,622)
                                                               ------       ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................   $1,496       $(135,520)
                                                               ======       =========

 * From inception, April 30, 2001, to December 31, 2001.
** Formerly Hartford International Advisers HLS Fund, Inc.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                                                         HARTFORD
         GLOBAL           HARTFORD       HARTFORD       HARTFORD         MORTGAGE         HARTFORD
        ADVISERS          ADVISERS      HIGH YIELD        BOND          SECURITIES      MONEY MARKET
    HLS FUND, INC.**   HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    ----------------   --------------   ----------   --------------   --------------   --------------
        $  3,035         $  95,939       $     68       $    206         $    --          $    --
           8,074           302,526         12,588         85,939          22,754           68,445
             122             5,385             56            949              --               --
            (288)               --             (2)           (83)             --               --
        --------         ---------       --------       --------         -------          -------
          10,943           403,850         12,710         87,011          22,754           68,445
        --------         ---------       --------       --------         -------          -------
           1,998            54,937            696          3,847             930            4,213
             714            25,442            242          2,728             744            3,370
              71             2,546             24            273              74              337
             241               117             11             51              11               36
               1                51             --              5               1                6
              22               962             33            212              29              253
              35             1,234             10            120              32              123
        --------         ---------       --------       --------         -------          -------
           3,082            85,289          1,016          7,236           1,821            8,338
              12                65              9             27              10               33
               6               269              9             59               8               71
        --------         ---------       --------       --------         -------          -------
           3,064            84,955            998          7,150           1,803            8,234
        --------         ---------       --------       --------         -------          -------
           7,879           318,895         11,712         79,861          20,951           60,211
        --------         ---------       --------       --------         -------          -------
         (46,690)         (305,999)        (2,414)        52,623           7,088               21
          (2,918)               --             --             --              --               --
          (1,420)               (2)           (32)          (358)             --               --
             (37)               --             --             --              --               --
           2,016                 1             22           (719)             --               --
          10,637          (657,976)        (8,686)       (23,605)         (2,561)              --
              28                --             --             --              --               --
           6,780                --             --             --              --               --
            (619)               --             (5)            (3)             --               --
            (189)               --             --             --              --               --
        --------         ---------       --------       --------         -------          -------
         (32,412)         (963,976)       (11,115)        27,938           4,527               21
        --------         ---------       --------       --------         -------          -------
        $(24,533)        $(645,081)      $    597       $107,799         $25,478          $60,232
        ========         =========       ========       ========         =======          =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD          HARTFORD
                                                                  GLOBAL       GLOBAL FINANCIAL
                                                              COMMUNICATIONS       SERVICES
                                                                 HLS FUND          HLS FUND
                                                              --------------   ----------------
OPERATIONS:
  Net investment income (loss)..............................     $    30           $   120
  Net realized gain (loss) on investments...................      (3,309)             (958)
  Net unrealized appreciation (depreciation) of
    investments.............................................        (440)              193
                                                                 -------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (3,719)             (645)
                                                                 -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (43)              (62)
    Class IB................................................          (7)              (11)
  From net realized gain on investments
    Class IA................................................          --                --
    Class IB................................................          --                --
                                                                 -------           -------
    Total distributions.....................................         (50)              (73)
                                                                 -------           -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       2,046             5,837
    Class IB................................................       1,005             2,497
                                                                 -------           -------
  Net increase (decrease) from capital share transactions...       3,051             8,334
                                                                 -------           -------
  Net increase (decrease) in net assets.....................        (718)            7,616
NET ASSETS:
  Beginning of period.......................................       9,981**           9,992**
                                                                 -------           -------
  End of period.............................................     $ 9,263           $17,608
                                                                 =======           =======
  Accumulated undistributed net investment income (loss)....     $     8           $    35
                                                                 =======           =======

 * From inception April 30, 2001, to December 31, 2001
** These amounts represents seed money deposited in Hartford Global
   Communications HLS Fund and Hartford Global Financial Services HLS Fund on December 27, 2000.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                    HARTFORD
                      HARTFORD                       HARTFORD        HARTFORD     INTERNATIONAL
      HARTFORD         GLOBAL        HARTFORD      INTERNATIONAL      SMALL          CAPITAL
    GLOBAL HEALTH    TECHNOLOGY        FOCUS       SMALL COMPANY     COMPANY      APPRECIATION
      HLS FUND        HLS FUND       HLS FUND*       HLS FUND*       HLS FUND       HLS FUND*
    -------------   ------------   -------------   -------------   ------------   -------------
      $     66        $   (469)       $    65         $    25        $    129       $     18
         5,424         (54,777)           540             (84)       (175,575)          (943)
         3,141          28,022          1,471            (158)         27,855            843
      --------        --------        -------         -------        --------       --------
         8,631         (27,224)         2,076            (217)       (147,591)           (82)
      --------        --------        -------         -------        --------       --------
            --              --            (55)             (8)             --            (11)
            --              --            (11)             (1)             --             (4)
            --              --             --              --         (55,117)            --
            --              --             --              --          (3,553)            --
      --------        --------        -------         -------        --------       --------
            --              --            (66)             (9)        (58,670)           (15)
      --------        --------        -------         -------        --------       --------
        71,873          38,694         31,457           4,583          32,931         10,166
        24,528          12,700          8,304             784          28,101          4,975
      --------        --------        -------         -------        --------       --------
        96,401          51,394         39,761           5,367          61,032         15,141
      --------        --------        -------         -------        --------       --------
       105,032          24,170         41,771           5,141        (145,229)        15,044
       132,880          78,616             --              --         949,853             --
      --------        --------        -------         -------        --------       --------
      $237,912        $102,786        $41,771         $ 5,141        $804,624       $ 15,044
      ========        ========        =======         =======        ========       ========
      $     26        $     --        $    --         $    (1)       $     --       $     10
      ========        ========        =======         =======        ========       ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD
                                                                 CAPITAL         HARTFORD
                                                               APPRECIATION    MIDCAP VALUE
                                                              HLS FUND, INC.    HLS FUND*
                                                              --------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $   53,224       $    136
  Net realized gain (loss) on investments...................      (288,833)          (674)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (475,247)         7,903
                                                                ----------       --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (710,856)         7,365
                                                                ----------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (58,347)          (111)
    Class IB................................................        (2,187)           (19)
  From net realized gain on investments
    Class IA................................................    (2,589,918)            --
    Class IB................................................       (72,932)            --
                                                                ----------       --------
    Total distributions.....................................    (2,723,384)          (130)
                                                                ----------       --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     2,491,922         89,590
    Class IB................................................       352,203         23,668
                                                                ----------       --------
  Net increase (decrease) from capital share transactions...     2,844,125        113,258
                                                                ----------       --------
  Net increase (decrease) in net assets.....................      (590,115)       120,493
NET ASSETS:
  Beginning of period.......................................     9,717,956             --
                                                                ----------       --------
  End of period.............................................    $9,127,841       $120,493
                                                                ==========       ========
  Accumulated undistributed net investment income (loss)....    $    5,832       $     (1)
                                                                ==========       ========

* From inception April 30, 2001, to December 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                        HARTFORD         HARTFORD                                         HARTFORD
       HARTFORD      INTERNATIONAL        GLOBAL          HARTFORD         HARTFORD      GROWTH AND
        MIDCAP       OPPORTUNITIES       LEADERS           STOCK            INDEX          INCOME
    HLS FUND, INC    HLS FUND, INC.      HLS FUND      HLS FUND, INC.   HLS FUND, INC.    HLS FUND
    --------------   --------------   --------------   --------------   --------------   ----------
      $    2,009       $  12,269        $   3,839       $    68,757       $   19,333      $  2,257
         (89,252)       (213,046)        (124,086)         (285,529)          70,275       (33,876)
           3,427         (21,944)          15,458          (985,086)        (391,557)       (4,751)
      ----------       ---------        ---------       -----------       ----------      --------
         (83,816)       (222,721)        (104,789)       (1,201,858)        (301,949)      (36,370)
      ----------       ---------        ---------       -----------       ----------      --------
              --          (1,384)          (2,848)          (63,165)         (17,644)           --
              --             (67)            (225)           (1,835)            (356)           --
        (218,450)       (154,454)          (5,702)         (641,294)         (37,072)      (15,880)
         (13,029)         (3,867)            (469)          (15,953)            (573)       (1,363)
      ----------       ---------        ---------       -----------       ----------      --------
        (231,479)       (159,772)          (9,244)         (722,247)         (55,645)      (17,243)
      ----------       ---------        ---------       -----------       ----------      --------
         291,842          (9,160)          19,281           126,867          (57,388)       85,938
          81,370          10,573           30,383           177,261           34,127        35,484
      ----------       ---------        ---------       -----------       ----------      --------
         373,212           1,413           49,664           304,128          (23,261)      121,422
      ----------       ---------        ---------       -----------       ----------      --------
          57,917        (381,080)         (64,369)       (1,619,977)        (380,855)       67,809
       1,824,794       1,345,291          598,386         9,726,095        2,403,272       394,803
      ----------       ---------        ---------       -----------       ----------      --------
      $1,882,711       $ 964,211        $ 534,017       $ 8,106,118       $2,022,417      $462,612
      ==========       =========        =========       ===========       ==========      ========
      $    1,990       $   8,428        $     388       $     3,412       $    1,287      $  2,255
      ==========       =========        =========       ===========       ==========      ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD      HARTFORD
                                                               VALUE      DIVIDEND AND
                                                                HLS          GROWTH
                                                               FUND*     HLS FUND, INC.
                                                              --------   --------------
OPERATIONS:
  Net investment income (loss)..............................  $   146      $   53,102
  Net realized gain (loss) on investments...................       94         167,623
  Net unrealized appreciation (depreciation) of
    investments.............................................    1,256        (356,245)
                                                              -------      ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    1,496        (135,520)
                                                              -------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (117)        (49,560)
    Class IB................................................      (29)         (2,179)
  From net realized gain on investments
    Class IA................................................     (144)       (201,137)
    Class IB................................................      (42)         (5,550)
                                                              -------      ----------
    Total distributions.....................................     (332)       (258,426)
                                                              -------      ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................   39,853         384,922
    Class IB................................................   11,694         128,373
                                                              -------      ----------
  Net increase (decrease) from capital share transactions...   51,547         513,295
                                                              -------      ----------
  Net increase (decrease) in net assets.....................   52,711         119,349
NET ASSETS:
  Beginning of period.......................................       --       3,225,272
                                                              -------      ----------
  End of period.............................................  $52,711      $3,344,621
                                                              =======      ==========
  Accumulated undistributed net investment income (loss)....  $    --      $    2,031
                                                              =======      ==========

 * From inception April 30, 2001, to December 31, 2001
** Formerly Hartford International Advisers HLS Fund, Inc.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                                                         HARTFORD         HARTFORD
         GLOBAL           HARTFORD       HARTFORD       HARTFORD         MORTGAGE          MONEY
        ADVISERS          ADVISERS      HIGH YIELD        BOND          SECURITIES         MARKET
    HLS FUND, INC.**   HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    ----------------   --------------   ----------   --------------   --------------   --------------
        $  7,879        $   318,895      $ 11,712      $   79,861        $ 20,951        $   60,211
         (49,049)          (306,000)       (2,424)         51,546           7,088                21
          16,637           (657,976)       (8,691)        (23,608)         (2,561)               --
        --------        -----------      --------      ----------        --------        ----------
         (24,533)          (645,081)          597         107,799          25,478            60,232
        --------        -----------      --------      ----------        --------        ----------
          (2,429)          (352,611)          (71)        (59,005)        (19,519)          (57,052)
             (71)            (8,681)           --          (3,698)           (585)           (3,180)
         (20,636)          (617,329)           --              --              --                --
            (547)           (19,622)           --              --              --                --
        --------        -----------      --------      ----------        --------        ----------
         (23,683)          (998,243)          (71)        (62,703)        (20,104)          (60,232)
        --------        -----------      --------      ----------        --------        ----------
          (5,675)             5,781        60,484         473,934         108,462           625,245
           8,192            312,558        23,334         118,328          24,915           115,859
        --------        -----------      --------      ----------        --------        ----------
           2,517            318,339        83,818         592,262         133,377           741,104
        --------        -----------      --------      ----------        --------        ----------
         (45,699)        (1,324,985)       84,344         637,358         138,751           741,104
         389,448         13,682,754        68,601       1,064,594         311,973         1,278,545
        --------        -----------      --------      ----------        --------        ----------
        $343,749        $12,357,769      $152,945      $1,701,952        $450,724        $2,019,649
        ========        ===========      ========      ==========        ========        ==========
        $   (658)       $   218,556      $ 11,683      $   80,851        $ 20,951        $       --
        ========        ===========      ========      ==========        ========        ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD          HARTFORD
                                                              GLOBAL HEALTH   GLOBAL TECHNOLOGY
                                                                HLS FUND*         HLS FUND*
                                                              -------------   -----------------
OPERATIONS:
  Net investment income (loss)..............................    $    236          $   (171)
  Net realized gain (loss) on investments...................       2,831           (12,703)
  Net unrealized appreciation (depreciation) of
    investments.............................................      16,854           (25,548)
                                                                --------          --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      19,921           (38,422)
                                                                --------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (256)               --
    Class IB................................................         (15)               --
  From net realized gain on investments
    Class IA................................................      (2,914)               --
    Class IB................................................        (220)               --
                                                                --------          --------
    Total distributions.....................................      (3,405)               --
                                                                --------          --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     107,970           106,858
    Class IB................................................       8,394            10,180
                                                                --------          --------
  Net increase (decrease) from capital share transactions...     116,364           117,038
                                                                --------          --------
  Net increase (decrease) in net assets.....................     132,880            78,616
NET ASSETS:
  Beginning of period.......................................          --                --
                                                                --------          --------
  End of period.............................................    $132,880          $ 78,616
                                                                ========          ========
  Accumulated undistributed net investment income (loss)....    $     (2)         $     --
                                                                ========          ========

 * From inception May 1, 2000, to December 31, 2000.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                HARTFORD
       HARTFORD            HARTFORD            HARTFORD      INTERNATIONAL       HARTFORD         HARTFORD         HARTFORD
    SMALL COMPANY    CAPITAL APPRECIATION       MIDCAP       OPPORTUNITIES    GLOBAL LEADERS       STOCK            INDEX
    HLS FUND, INC.      HLS FUND, INC.      HLS FUND, INC.   HLS FUND, INC.      HLS FUND      HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------------   --------------   --------------   --------------   --------------   --------------
      $      (9)         $    59,836          $   (1,096)      $   17,827       $   2,841       $    59,645       $   19,306
        (22,797)           2,667,437             190,562          113,522         (35,518)          681,114           37,451
       (134,858)          (1,658,277)             29,809         (386,603)        (16,403)       (1,415,711)        (307,023)
      ---------          -----------          ----------       ----------       ---------       -----------       ----------
       (157,664)           1,068,996             219,275         (255,254)        (49,080)         (674,952)        (250,266)
      ---------          -----------          ----------       ----------       ---------       -----------       ----------
             --              (62,140)                 --          (21,816)         (2,812)          (61,375)         (19,512)
             --                 (727)                 --             (198)           (109)             (761)            (119)
       (117,755)          (1,266,215)            (56,118)        (171,516)         (2,622)       (1,024,729)         (24,784)
         (3,080)              (7,838)               (520)          (1,224)            (38)           (8,655)             (37)
      ---------          -----------          ----------       ----------       ---------       -----------       ----------
       (120,835)          (1,336,920)            (56,638)        (194,754)         (5,581)       (1,095,520)         (44,452)
      ---------          -----------          ----------       ----------       ---------       -----------       ----------
        421,643            1,881,017             938,959          198,402         445,754         1,943,031           98,949
         39,207              118,867              50,484           18,858          27,549           105,713           17,594
      ---------          -----------          ----------       ----------       ---------       -----------       ----------
        460,850            1,999,884             989,443          217,260         473,303         2,048,744          116,543
      ---------          -----------          ----------       ----------       ---------       -----------       ----------
        182,351            1,731,960           1,152,080         (232,748)        418,642           278,272         (178,175)
        767,502            7,985,996             672,714        1,578,039         179,744         9,447,823        2,581,447
      ---------          -----------          ----------       ----------       ---------       -----------       ----------
      $ 949,853          $ 9,717,956          $1,824,794       $1,345,291       $ 598,386       $ 9,726,095       $2,403,272
      =========          ===========          ==========       ==========       =========       ===========       ==========
      $      --          $       265          $        1       $      781       $    (196)      $         1       $       (4)
      =========          ===========          ==========       ==========       =========       ===========       ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                     HARTFORD
                                                                  HARTFORD         DIVIDEND AND
                                                              GROWTH AND INCOME     GROWTH HLS
                                                                  HLS FUND          FUND, INC.
                                                              -----------------   --------------
OPERATIONS:
  Net investment income (loss)..............................      $  1,374          $   51,664
  Net realized gain (loss) on investments...................        11,716             208,473
  Net unrealized appreciation (depreciation) of
    investments.............................................       (35,267)             51,412
                                                                  --------          ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       (22,177)            311,549
                                                                  --------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (1,380)            (50,034)
    Class IB................................................           (45)               (498)
  From net realized gain on investments
    Class IA................................................        (5,261)           (282,315)
    Class IB................................................          (104)             (1,888)
                                                                  --------          ----------
    Total distributions.....................................        (6,790)           (334,735)
                                                                  --------          ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       205,939               5,708
    Class IB................................................        15,959              18,931
                                                                  --------          ----------
  Net increase (decrease) from capital share transactions...       221,898              24,639
                                                                  --------          ----------
  Net increase (decrease) in net assets.....................       192,931               1,453
NET ASSETS:
  Beginning of period.......................................       201,872           3,223,819
                                                                  --------          ----------
  End of period.............................................      $394,803          $3,225,272
                                                                  ========          ==========
  Accumulated undistributed net investment income (loss)....      $     --          $    1,732
                                                                  ========          ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD                                                        HARTFORD
    INTERNATIONAL       HARTFORD       HARTFORD       HARTFORD         MORTGAGE         HARTFORD
       ADVISERS         ADVISERS      HIGH YIELD        BOND          SECURITIES      MONEY MARKET
    HLS FUND, INC.   HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------   ----------   --------------   --------------   --------------
       $ 10,987       $   341,298      $ 5,130       $   65,244        $ 20,105        $   67,800
         19,276           636,933       (2,318)         (10,657)         (1,678)              (33)
        (57,829)       (1,081,161)      (2,073)          58,901          11,569                --
       --------       -----------      -------       ----------        --------        ----------
        (27,566)         (102,930)         739          113,488          29,996            67,767
       --------       -----------      -------       ----------        --------        ----------
        (22,528)         (108,406)      (4,909)          (4,427)         (2,172)          (66,782)
           (231)           (1,821)        (181)             (94)             (2)             (985)
        (26,883)       (1,188,034)          --               --              --                --
            (97)          (15,623)          --               --              --                --
       --------       -----------      -------       ----------        --------        ----------
        (49,739)       (1,313,884)      (5,090)          (4,521)         (2,174)          (67,767)
       --------       -----------      -------       ----------        --------        ----------
         65,319           745,076       17,561          (52,284)        (56,720)          (15,161)
          5,276           134,279        2,558           13,233           1,094            27,466
       --------       -----------      -------       ----------        --------        ----------
         70,595           879,355       20,119          (39,051)        (55,626)           12,305
       --------       -----------      -------       ----------        --------        ----------
         (6,710)         (537,459)      15,768           69,916         (27,804)           12,305
        396,158        14,220,213       52,833          994,678         339,777         1,266,240
       --------       -----------      -------       ----------        --------        ----------
       $389,448       $13,682,754      $68,601       $1,064,594        $311,973        $1,278,545
       ========       ===========      =======       ==========        ========        ==========
       $ (2,890)      $   261,292      $    79       $   62,016        $ 20,105        $       --
       ========       ===========      =======       ==========        ========        ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2001
 ($000 OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds.

     Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., and Hartford Series Fund, Inc. (comprised of thirteen portfolios, twelve are included in these financial statements; they are Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Focus HLS Fund, Hartford International Small Company HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford MidCap Value HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Value HLS Fund, Hartford High Yield HLS Fund. The thirteenth portfolio has not been offered to the public and is not included in these financial statements.) Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Global Communications HLS Fund, Hartford Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

     The Funds, which have different investment goals and policies, are described below.

    Hartford Global Communications HLS Fund             Seeks long-term capital appreciation by investing at
                                                        least 80% of its total assets in the equity securities
                                                        of communications companies worldwide.
    Hartford Global Financial Services HLS Fund         Seeks long-term capital appreciation by investing at
                                                        least 80% of its total assets in the equity securities
                                                        of financial services companies worldwide.
    Hartford Global Health HLS Fund                     Seeks long-term capital appreciation by investing at
                                                        least 80% of its total assets in the equity securities
                                                        of health care companies worldwide.
    Hartford Global Technology HLS Fund                 Seeks long-term capital appreciation by investing at
                                                        least 80% of its total assets in the equity securities
                                                        of technology companies worldwide.
    Hartford Focus HLS Fund                             Seeks long-term capital appreciation by investing
                                                        primarily in equity securities of a relatively small
                                                        number of large capitalization companies.
    Hartford International Small Company HLS Fund       Seeks capital appreciation by investing at least 80% of
                                                        its total assets in equity securities of foreign
                                                        issuers, including non-dollar securities, with market
                                                        capitalizations of under $8 billion.
    Hartford Small Company HLS Fund, Inc.               Seeks growth of capital by investing primarily in
                                                        stocks selected on the basis of potential for capital
                                                        appreciation by investing at least 65% of its total
                                                        assets in common stocks of companies with market
                                                        capitalizations within the range represented by the
                                                        Russell 2000 Index.

--------------------------------------------------------------------------------

    Hartford International Capital Appreciation HLS     Seeks capital appreciation by investing at least 80% of
      Fund                                              its total assets in equity securities of foreign
                                                        issuers, including non-dollar securities.
    Hartford Capital Appreciation HLS Fund, Inc.        Seeks growth of capital by investing primarily in
                                                        stocks selected on the basis of potential for capital
                                                        appreciation by investing at least 65% of its total
                                                        assets in common stocks of small, medium and large
                                                        companies.
    Hartford MidCap Value HLS Fund                      Seeks long-term capital appreciation by investing at
                                                        least 80% of its total assets in equity securities of
                                                        companies with market capitalizations equaling or
                                                        exceeding $500 million but not exceeding the largest
                                                        market capitalization of the Russell Mid-Cap Index
                                                        Range.
    Hartford MidCap HLS Fund, Inc.                      Seeks long-term growth of capital by investing
                                                        primarily in stocks selected on the basis of potential
                                                        for capital appreciation by investing at least 65% of
                                                        its total assets in common stocks of companies with
                                                        market capitalizations within the range represented by
                                                        the Standard & Poor's MidCap 400 Index.
    Hartford International Opportunities HLS Fund,      Seeks growth of capital by investing at least 65% of
      Inc.                                              its assets in stocks issued by non-U.S. companies which
                                                        trade in foreign markets.
    Hartford Global Leaders HLS Fund                    Seeks growth of capital by investing at least 65% of
                                                        its total assets in common stocks of high-quality
                                                        growth companies worldwide.
    Hartford Stock HLS Fund, Inc.                       Seeks long-term growth of capital, with income as a
                                                        secondary consideration, by investing at least 65% of
                                                        its total assets in the common stocks of high-quality
                                                        growth companies.
    Hartford Index HLS Fund, Inc.                       Seeks to approximate the price and yield performance
                                                        that are within the range of Standard & Poor's
                                                        Composite Stock Price Index.
    Hartford Growth and Income HLS Fund                 Seeks growth of capital and current income by investing
                                                        primarily in stocks with earnings growth potential and
                                                        steady or rising dividends.
    Hartford Value HLS Fund                             Seeks long-term total return by investing at least 80%
                                                        of its total assets in equity securities of companies
                                                        with market capitalizations above $3 billion.
    Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent with
                                                        growth of capital by investing primarily in stocks.
    Hartford Global Advisers HLS Fund, Inc. (formerly   Seeks maximum long-term total rate of return through a
      Hartford International Advisers HLS Fund, Inc.)   diversified portfolio of securities covering a broad
                                                        range of countries, industries and companies.
    Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total return by investing in
                                                        common stocks and other equity securities, debt
                                                        securities and money market instruments.
    Hartford High Yield HLS Fund                        Seeks high current income by investing in
                                                        non-investment grade debt securities. Growth of capital
                                                        is a secondary objective.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    Hartford Bond HLS Fund, Inc.                        Seeks a high level of current income, consistent with a
                                                        competitive total return, as compared to bond funds
                                                        with similar investment objectives and policies, by
                                                        investing primarily in debt securities.
    Hartford Mortgage Securities HLS Fund, Inc.         Seeks maximum current income by investing primarily in
                                                        mortgage-related securities, including securities
                                                        issued by U.S. Government agencies.
    Hartford Money Market HLS Fund, Inc.                Seeks maximum current income consistent with liquidity
                                                        and preservation of capital.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually

--------------------------------------------------------------------------------

         received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $1,661,280 joint repurchase agreement dated 12/31/01 with State Street Bank, 1.677% due 01/02/02. This joint repurchase agreement is collateralized by $1,481,087 U.S. Treasury Bonds 6.00% - 9.125% due 11/15/07 - 05/15/30,
         $41,402 U.S. Treasury Notes 6.50% due 02/15/10 and $183,605 U.S.
         Treasury Bills 0.00% due 02/21/02. The maturity amounts are as follows:

                                                       MATURITY
                       FUND                             AMOUNT
                       ----                            --------
Hartford Global Communications HLS Fund............    $    689
Hartford Global Financial Services HLS Fund........         792
Hartford Global Health HLS Fund....................       8,739
Hartford Global Technology HLS Fund................       2,932
Hartford Focus HLS Fund............................       3,737
Hartford International Small Company HLS Fund......         306
Hartford Small Company HLS Fund, Inc...............      41,519
Hartford International Capital Appreciation HLS
  Fund.............................................       1,000
Hartford Capital Appreciation HLS Fund, Inc........     582,293
Hartford MidCap Value HLS Fund.....................       5,818
Hartford MidCap HLS Fund, Inc......................      69,577
Hartford International Opportunities HLS Fund,
  Inc..............................................      72,935
Hartford Global Leaders HLS Fund...................      17,705
Hartford Stock HLS Fund, Inc.......................      88,992
Hartford Growth and Income HLS Fund................      15,454
Hartford Value HLS Fund............................       1,873
Hartford Dividend and Growth HLS Fund, Inc.........      53,376
Hartford Global Advisers HLS Fund, Inc.............      28,214
Hartford Advisers HLS Fund, Inc....................      92,054

        Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) have an interest in a $525,057 joint repurchase agreement dated 12/31/01 with State Street Bank, 1.635% due 01/02/02. This joint repurchase agreement is collateralized by $509,912 U.S. Treasury Bonds 5.25% - 8.75% due 02/15/10 - 02/15/29, and $15,192
        U.S. Treasury Bills 0.00% due 05/16/02. The maturity amounts are as follows:

                                                      MATURITY
FUND                                                   AMOUNT
----                                                  --------
Hartford Index HLS Fund, Inc........................  $ 15,254
Hartford High Yield HLS Fund........................    15,204
Hartford Bond HLS Fund, Inc.........................    80,960
Hartford Mortgage Securities HLS Fund, Inc..........    50,086
Hartford Money Market HLS Fund, Inc.................   250,333

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which

--------------------------------------------------------------------------------

         increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows for the year ended December 31, 2001:

                                                         OPTION CONTRACTS ACTIVITY DURING THE PERIOD
                                         ----------------------------------------------------------------------------
                                          HARTFORD GROWTH AND      HARTFORD DIVIDEND AND     HARTFORD GLOBAL ADVISERS
                                         INCOME HLS FUND, INC.     GROWTH HLS FUND, INC.          HLS FUND, INC.
                                         ----------------------    ----------------------    ------------------------
                                         NUMBER OF     PREMIUM     NUMBER OF     PREMIUM      NUMBER OF
                                         CONTRACTS     AMOUNTS     CONTRACTS     AMOUNTS      CONTRACTS      PREMIUM
        CALLS WRITTEN                    ----------    --------    ----------    --------    -----------     AMOUNTS
        -------------                                                                                       ---------
        Beginning of the year..........        1         $205            1         $176          1,740        $  27
        Written during the year........        2          181           --           --         22,400          305
        Expired during the year........       (1)         (97)          (1)         (81)            --           --
        Closed during the year.........       (2)        (289)        @@--          (95)       (24,140)        (332)
        Exercised during the year......       --           --           --           --             --           --
                                            ----         ----         ----         ----        -------        -----
        Balance at the end of the
          year.........................       --         $ --           --         $ --             --        $  --
                                            ====         ====         ====         ====        =======        =====

                                                                      HARTFORD GLOBAL ADVISERS
                                                                           HLS FUND, INC.
                                                                      ------------------------
                                                                       NUMBER OF
                                                                       CONTRACTS      PREMIUM
        CALLS PURCHASED                                               -----------     AMOUNTS
        ---------------                                                              ---------
        Beginning of the year.......................................      3,480        $ (33)
        Purchased during the year...................................         --           --
        Expired during the year.....................................         --           --
        Closed during the year......................................     (3,480)          33
        Exercised during the year...................................         --           --
                                                                        -------        -----
        Balance at the end of the year..............................         --        $  --
                                                                        =======        =====

                                                                      HARTFORD GLOBAL ADVISERS
                                                                           HLS FUND, INC.
                                                                      ------------------------
                                                                       NUMBER OF
                                                                       CONTRACTS      PREMIUM
        PUTS WRITTEN                                                  -----------     AMOUNTS
        ------------                                                                 ---------
        Beginning of the year.......................................      1,740        $  20
        Written during the year.....................................     17,880           95
        Expired during the year.....................................         --           --
        Closed during the year......................................    (11,340)        (110)
        Exercised during the year...................................         --           --
                                                                        -------        -----
        Balance at the end of the year..............................      8,280        $   5
                                                                        =======        =====

                                                                      HARTFORD GLOBAL ADVISERS
                                                                           HLS FUND, INC.
                                                                      ------------------------
                                                                       NUMBER OF
                                                                       CONTRACTS      PREMIUM
        PUTS PURCHASED                                                -----------     AMOUNTS
        --------------                                                               ---------
        Beginning of the year.......................................        --         $  --
        Purchased during the year...................................     1,200           (20)
        Expired during the year.....................................        --            --
        Closed during the year......................................        --            --
        Exercised during the year...................................        --            --
                                                                         -----         -----
        Balance at the end of the year..............................     1,200         $ (20)
                                                                         =====         =====

        @@ Due to the presentation of the financial statements in thousands, the number of contracts rounds to zero.

     g) Forward Foreign Currency Contracts -- As of December 31, 2001, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Small Company HLS Fund, Hartford

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap Value HLS Fund, Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund and Hartford Global Advisers HLS Fund, Inc. had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending--The Funds, except for the Money Market HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2001, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE        MARKET VALUE
                                                                      OF SECURITIES LOANED    OF COLLATERAL
        FUND                                                          --------------------    -------------
        ----
        Hartford Global Communications HLS Fund.....................       $    1,930           $  1,995
        Hartford Global Financial Services HLS Fund.................            3,176              3,272
        Hartford Global Health HLS Fund.............................           26,774             27,739
        Hartford Global Technology HLS Fund.........................            7,147              7,534
        Hartford Small Company HLS Fund, Inc........................           83,882             88,014
        Hartford Capital Appreciation HLS Fund, Inc.................          313,385            331,504
        Hartford MidCap HLS Fund, Inc...............................          122,743            127,357
        Hartford International Opportunities HLS Fund, Inc..........           78,288             82,063
        Hartford Global Leaders HLS Fund............................           16,738             17,634
        Hartford Stock HLS Fund, Inc................................           89,588             94,116
        Hartford Index HLS Fund, Inc................................           47,401             49,640
        Hartford Growth and Income HLS Fund.........................           14,341             14,742
        Hartford Dividend and Growth HLS Fund, Inc..................           78,301             80,718
        Hartford Global Advisers HLS Fund, Inc......................            4,359              4,596
        Hartford Advisers HLS Fund, Inc.............................        1,535,068          1,568,006
        Hartford High Yield HLS Fund................................           14,301             14,663
        Hartford Bond HLS Fund, Inc.................................          169,190            172,959

     j) Federal Income Taxes--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their

--------------------------------------------------------------------------------

         taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

          Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

          Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

          Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of December 31, 2001, the Funds held the following illiquid securities:

                                                                                                           PERCENTAGE
                                                                    ACQUISITION   ACQUISITION   MARKET      OF FUND'S
                                              SECURITY                 DATE          COST        VALUE     NET ASSETS
                  FUND              -----------------------------   -----------   -----------   -------   -------------
                  ----
        Hartford Small Company
          HLS Fund, Inc. .......    Acclaim Entertainment, Inc.        07/27/01     $ 7,063     $10,399        1.3%

3.   EXPENSES:

     a) Investment Management and Advisory Agreements--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                              HARTFORD INDEX HLS FUND, INC.

                                          ANNUAL RATE
           AVERAGE DAILY NET ASSETS       -----------
           ------------------------
           All assets...................     0.200%

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                    AND HARTFORD MONEY MARKET HLS FUND, INC.

                                          ANNUAL RATE
           AVERAGE DAILY NET ASSETS       -----------
           ------------------------
           All assets...................     0.250%

                              HARTFORD STOCK HLS FUND, INC.
                             AND HARTFORD BOND HLS FUND, INC.

                                          ANNUAL RATE
           AVERAGE DAILY NET ASSETS       -----------
           ------------------------
           On first $250 million........     0.325%
           On next $250 million.........     0.300
           On next $500 million.........     0.275
           Over $1 billion..............     0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                       HARTFORD CAPITAL APPRECIATION HLS
                  FUND, INC., HARTFORD MIDCAP HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                   HARTFORD GLOBAL LEADERS HLS FUND, HARTFORD
                          GROWTH AND INCOME HLS FUND,
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.,
                        HARTFORD ADVISERS HLS FUND, INC.
                        AND HARTFORD HIGH YIELD HLS FUND

                                       ANNUAL RATE
AVERAGE DAILY NET ASSETS               -----------
------------------------
On first $250 million..............       0.575%
On next $250 million...............       0.525
On next $500 million...............       0.475
Over $1 billion....................       0.425

                HARTFORD MIDCAP VALUE HLS FUND AND HARTFORD VALUE HLS FUND

                                          ANNUAL RATE
           AVERAGE DAILY NET ASSETS       -----------
           ------------------------
           On first $250 million......       0.625%
           On next $250 million.......       0.575
           On next $500 million.......       0.525
           Over $1 billion............       0.475

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND,
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND,
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
                            HARTFORD FOCUS HLS FUND,
               HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND AND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                                       ANNUAL RATE
AVERAGE DAILY NET ASSETS               -----------
------------------------
On first $250 million..............       0.650%
On next $250 million...............       0.600
Over $500 million..................       0.550

       Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Focus HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap Value HLS Fund, Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

--------------------------------------------------------------------------------

       Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

       Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Operating Expenses--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

4.   AFFILIATE HOLDINGS:

     As of December 31, 2001, HL Advisors, LLC held direct interests in shares as follows:

                                                                           PERCENT OF                PERCENT OF
                                                               CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        FUND                                                   --------   ------------   --------   ------------
        ----
        Hartford Global Communications HLS Fund.............    9,000        74.68%       1,000        40.21%
        Hartford Global Financial Services HLS Fund.........    9,000        59.34%       1,000        27.61%
        Hartford Global Health HLS Fund.....................     @@--           --         @@--           --
        Hartford Focus HLS Fund.............................    2,700         8.50%         300         3.53%
        Hartford International Small Company HLS Fund.......    2,700        57.95%         300        36.64%
        Hartford International Capital Appreciation HLS
          Fund..............................................    2,700        23.27%         300         5.08%
        Hartford MidCap Value HLS Fund......................    2,700         2.82%         300         1.18%
        Hartford Value HLS Fund.............................    2,700         6.58%         300         2.49%

     @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

5.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2001, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

                                                                       COST OF       SALES
                                                                      PURCHASES     PROCEEDS
                                    FUND                              ----------   ----------
                                    ----
        Hartford Global Communications HLS Fund.....................  $   10,941   $    7,834
        Hartford Global Financial Services HLS Fund.................      22,926       13,817
        Hartford Global Health HLS Fund.............................     196,644      104,885
        Hartford Global Technology HLS Fund.........................     264,907      212,632
        Hartford Focus HLS Fund.....................................      61,340       24,718
        Hartford International Small Company HLS Fund...............      11,284        6,329
        Hartford Small Company HLS Fund, Inc........................   1,773,260    1,717,575
        Hartford International Capital Appreciation HLS Fund........      27,235       13,035
        Hartford Capital Appreciation HLS Fund, Inc.................   8,815,989    8,080,107
        Hartford MidCap Value HLS Fund..............................     125,730       16,741
        Hartford MidCap HLS Fund, Inc...............................   2,152,844    2,054,205
        Hartford International Opportunities HLS Fund, Inc..........   1,505,085    1,696,021
        Hartford Global Leaders HLS Fund............................   1,925,848    1,870,324
        Hartford Stock HLS Fund, Inc................................   3,271,802    3,311,224
        Hartford Index HLS Fund, Inc................................     111,037      185,123
        Hartford Growth and Income HLS Fund.........................     460,013      354,428
        Hartford Value HLS Fund.....................................      53,995        3,839
        Hartford Dividend and Growth HLS Fund, Inc..................   2,211,422    1,917,730
        Hartford Global Advisers HLS Fund, Inc......................   1,091,771    1,085,173
        Hartford Advisers HLS Fund, Inc.............................   4,530,959    4,254,472
        Hartford High Yield HLS Fund................................     158,681       69,931
        Hartford Bond HLS Fund, Inc.................................   2,936,074    2,399,431
        Hartford Mortgage Securities HLS Fund, Inc..................   1,071,954      849,883

--------------------------------------------------------------------------------

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED     NET REALIZED
                                                                      NET INVESTMENT   GAIN (LOSS) ON   CAPITAL
                                                                      INCOME (LOSS)     INVESTMENTS     SURPLUS
        FUND                                                          --------------   --------------   -------
        ----
        Hartford Global Communications HLS Fund.....................          22               (20)         (2)
        Hartford Global Financial Services HLS Fund.................         (18)               19          (1)
        Hartford Global Health HLS Fund.............................         (36)               36          --
        Hartford Global Technology HLS Fund.........................         469               (12)       (457)
        Hartford Focus HLS Fund.....................................           1                --          (1)
        Hartford International Small Company HLS Fund...............         (17)               18          (1)
        Hartford Small Company HLS Fund, Inc. ......................        (129)              434        (305)
        Hartford International Capital Appreciation HLS Fund........           7                (8)          1
        Hartford Capital Appreciation HLS Fund, Inc. ...............      12,877           (12,872)         (5)
        Hartford MidCap Value HLS Fund..............................          (7)               29         (22)
        Hartford MidCap HLS Fund, Inc. .............................         (20)               18           2
        Hartford International Opportunities HLS Fund, Inc..........      (3,170)            3,176          (6)
        Hartford Global Leaders HLS Fund............................        (182)              179           3
        Hartford Stock HLS Fund, Inc. ..............................        (346)              346          --
        Hartford Index HLS Fund, Inc. ..............................         (42)                9          33
        Hartford Growth and Income HLS Fund ........................          (2)               --           2
        Hartford Dividend and Growth HLS Fund, Inc. ................      (1,064)            1,075         (11)
        Hartford Global Advisers HLS Fund, Inc. ....................      (3,147)            3,071          76
        Hartford Advisers HLS Fund, Inc. ...........................        (339)              338           1
        Hartford High Yield HLS Fund................................         (37)               38          (1)
        Hartford Bond HLS Fund, Inc. ...............................       1,677            (1,674)         (3)
        Hartford Mortgage Securities HLS Fund, Inc. ................          (1)                1          --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2001, the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                          YEAR OF
                                                               AMOUNT    EXPIRATION
FUND                                                          --------   ----------
----
Hartford Global Communications HLS Fund.....................  $  2,525      2009
Hartford Global Financial Services HLS Fund.................       608      2009
Hartford Global Technology HLS Fund.........................    42,708      2009
Hartford Global Technology HLS Fund.........................        64      2009
Hartford Small Company HLS Fund, Inc. ......................   249,531      2009
Hartford International Capital Appreciation HLS Fund........       821      2009
Hartford Capital Appreciation HLS Fund, Inc. ...............   256,284      2009
Hartford MidCap Value HLS Fund..............................       248      2009
Hartford MidCap HLS Fund, Inc. .............................   103,468      2009
Hartford International Opportunities HLS Fund, Inc. ........   211,155      2009
Hartford Global Leaders HLS Fund............................   158,795      2009
Hartford Stock HLS Fund, Inc. ..............................   287,370      2009
Hartford Growth and Income HLS Fund.........................    39,950      2009
Hartford Global Advisers HLS Fund, Inc. ....................    50,979      2009
Hartford Advisers HLS Fund, Inc. ...........................   280,994      2009
Hartford High Yield HLS Fund................................     1,822      2009
Hartford High Yield HLS Fund................................     2,132      2008
Hartford High Yield HLS Fund................................       148      2007
Hartford Mortgage Securities HLS Fund, Inc. ................     2,016      2008
Hartford Mortgage Securities HLS Fund, Inc. ................     6,081      2007
Hartford Mortgage Securities HLS Fund, Inc. ................        89      2002

     For the fiscal year ended December 31, 2001, the following Funds have elected to defer losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                                 CAPITAL        CURRENCY
                                                              LOSS DEFERRED   LOSS DEFERRED
FUND                                                          -------------   -------------
----
Hartford Global Communications HLS Fund.....................    $    397          $ --
Hartford Global Financial Services HLS Fund.................         210            --
Hartford Global Technology HLS Fund.........................       8,561            --
Hartford International Small Company HLS Fund...............           1          @@--
Hartford Small Company HLS Fund, Inc. ......................          --          @@--
Hartford Midcap HLS Fund, Inc. .............................      12,049            --
Hartford International Opportunities HLS Fund, Inc. ........      24,244            --
Hartford Value HLS Fund.....................................           2            --
Hartford Advisers HLS Fund, Inc. ...........................      23,237            --
Hartford High Yield HLS Fund................................         294            11
Hartford Bond HLS Fund, Inc. ...............................          --            95
Hartford Mortgage Securities HLS Fund, Inc. ................          36            --

     Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

     @@ Due to the presentation of the financial statements in thousands, the currency loss deferred rounds to zero.

--------------------------------------------------------------------------------

8.   DISTRIBUTIONS TO SHAREHOLDERS:
     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
                                                                       INCOME    CAPITAL GAIN   OF CAPITAL
        FUND                                                          --------   ------------   ----------
        ----
        Hartford Global Communications HLS Fund.....................  $     50    $       --        $--
        Hartford Global Financial Services HLS Fund.................        73            --        --
        Hartford Focus HLS Fund.....................................        66            --        --
        Hartford International Small Company HLS Fund...............         9            --        --
        Hartford Small Company HLS Fund, Inc. ......................     9,067        49,603        --
        Hartford International Capital Appreciation HLS Fund........        15            --        --
        Hartford Capital Appreciation HLS Fund, Inc. ...............   732,016     1,991,368        --
        Hartford MidCap Value HLS Fund..............................       130            --        --
        Hartford MidCap HLS Fund, Inc. .............................   192,583        38,896        --
        Hartford International Opportunities HLS Fund, Inc. ........    38,342       121,430        --
        Hartford Global Leaders HLS Fund............................     6,484         2,760        --
        Hartford Stock HLS Fund, Inc. ..............................   224,556       497,691        --
        Hartford Index HLS Fund, Inc. ..............................    18,000        37,645        --
        Hartford Growth and Income HLS Fund ........................    12,840         4,403        --
        Hartford Value HLS Fund.....................................       332            --        --
        Hartford Dividend and Growth HLS Fund, Inc. ................    53,756       204,670        --
        Hartford Global Advisers HLS Fund, Inc. ....................     7,343        16,340        --
        Hartford Advisers HLS Fund, Inc. ...........................   567,094       431,149        --
        Hartford High Yield HLS Fund................................        71            --        --
        Hartford Bond HLS Fund, Inc. ...............................    62,703            --        --
        Hartford Mortgage Securities HLS Fund, Inc. ................    20,104            --        --
        Hartford Money Market HLS Fund, Inc. .......................    60,232            --        --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                                                     UNDISTRIBUTED
                                                                     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                       ORDINARY        LONG-TERM      APPRECIATION
                                                                        INCOME       CAPITAL GAIN    (DEPRECIATION)
        FUND                                                         -------------   -------------   --------------
        ----
        Hartford Global Communications HLS Fund....................    $      5        $     --        $     (869)
        Hartford Global Financial Services HLS Fund................          37              --                56
        Hartford Global Health HLS Fund............................       3,890           2,110            19,186
        Hartford Global Technology HLS Fund........................          --              --           (13,685)
        Hartford Focus HLS Fund....................................         548              --             1,463
        Hartford International Small Company HLS Fund..............          53              --              (277)
        Hartford Small Company HLS Fund, Inc. .....................          --              --            65,858
        Hartford International Capital Appreciation HLS Fund.......          10              --               713
        Hartford Capital Appreciation HLS Fund, Inc. ..............       5,846              --           (32,815)
        Hartford MidCap Value HLS Fund.............................          --              --             7,505
        Hartford MidCap HLS Fund, Inc. ............................       1,990              --           116,501
        Hartford International Opportunities HLS Fund, Inc.........       8,467              --           (39,912)
        Hartford Global Leaders HLS Fund...........................         399              --            26,521
        Hartford Stock HLS Fund, Inc. .............................       3,412              --           499,054
        Hartford Index HLS Fund, Inc. .............................       1,349          73,521           280,808
        Hartford Growth and Income HLS Fund .......................       2,255              --           (21,084)
        Hartford Value HLS Fund....................................          --@@            --             1,166
        Hartford Dividend and Growth HLS Fund, Inc. ...............       2,031         167,933           110,169
        Hartford Global Advisers HLS Fund, Inc. ...................         146             206             9,836
        Hartford Advisers HLS Fund, Inc. ..........................     218,556              --         1,021,886
        Hartford High Yield HLS Fund...............................      11,693              --           (12,622)
        Hartford Bond HLS Fund, Inc. ..............................      95,011           9,630              (904)
        Hartford Mortgage Securities HLS Fund, Inc. ...............      20,951              --             4,017
        Hartford Money Market HLS Fund, Inc. ......................       3,020              --                --

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

     @@ Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

--------------------------------------------------------------------------------

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2001:

                                               HARTFORD GLOBAL        HARTFORD GLOBAL
                                                COMMUNICATIONS      FINANCIAL SERVICES    HARTFORD GLOBAL HEALTH
                                                   HLS FUND              HLS FUND                HLS FUND
                                             --------------------   -------------------   ----------------------
                                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES       AMOUNT
                                             --------   ---------   -------   ---------   ---------   ----------
        CLASS IA
        Shares sold........................     4,471   $   3,033     6,887   $   6,498     81,617    $ 112,236
        Shares issued on reinvestment of
          distributions....................        17          11        27          25         --           --
        Shares redeemed....................    (1,436)       (998)     (748)       (686)   (29,923)     (40,363)
                                             --------   ---------   -------   ---------   --------    ---------
        Net Increase (Decrease)............     3,052   $   2,046     6,166   $   5,837     51,694    $  71,873
                                             ========   =========   =======   =========   ========    =========

                                                                                          HARTFORD INTERNATIONAL
                                               HARTFORD GLOBAL        HARTFORD FOCUS          SMALL COMPANY
                                             TECHNOLOGY HLS FUND         HLS FUND                HLS FUND
                                             --------------------   -------------------   ----------------------
                                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES       AMOUNT
                                             --------   ---------   -------   ---------   ---------   ----------
        CLASS IA
        Shares sold........................   231,789   $ 125,210    33,553   $  33,160      6,762    $   6,661
        Shares issued on reinvestment of
          distributions....................        --          --        48          51          3            3
        Shares redeemed....................  (168,634)    (86,516)   (1,829)     (1,754)    (2,105)      (2,081)
                                             --------   ---------   -------   ---------   --------    ---------
        Net Increase (Decrease)............    63,155   $  38,694    31,772   $  31,457      4,660    $   4,583
                                             ========   =========   =======   =========   ========    =========

                                                 HARTFORD SMALL      HARTFORD INTERNATIONAL       HARTFORD CAPITAL
                                                    COMPANY           CAPITAL APPRECIATION          APPRECIATION
                                                 HLS FUND, INC.             HLS FUND               HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.........................   526,268   $ 736,068     23,710   $    20,261      215,404   $ 1,054,902
        Shares issued on reinvestment of
          distributions.....................    41,341      55,117         10             8      623,445     2,648,265
        Shares redeemed.....................  (546,865)   (758,254)   (12,119)      (10,103)    (258,283)   (1,211,245)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    20,744   $  32,931     11,601   $    10,166      580,566   $ 2,491,922
                                              ========   =========   ========   ===========   ==========   ===========

                                                                                               HARTFORD INTERNATIONAL
                                                HARTFORD MIDCAP         HARTFORD MIDCAP            OPPORTUNITIES
                                                 VALUE HLS FUND          HLS FUND, INC.            HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.........................   105,060   $  98,613    341,294   $   758,061    4,445,906   $ 4,865,092
        Shares issued on reinvestment of
          distributions.....................       108         108    106,035       218,450      156,280       155,838
        Shares redeemed.....................    (9,359)     (9,131)  (323,058)     (684,669)  (4,586,859)   (5,030,090)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    95,809   $  89,590    124,271   $   291,842       15,327   $    (9,160)
                                              ========   =========   ========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                HARTFORD GLOBAL
                                                    LEADERS              HARTFORD STOCK            HARTFORD INDEX
                                                    HLS FUND             HLS FUND, INC.            HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.........................   296,824   $ 433,293     90,735   $   467,794       78,117   $   263,472
        Shares issued on reinvestment of
          distributions.....................     5,746       8,550    141,837       704,459       16,484        54,716
        Shares redeemed.....................  (292,111)   (422,562)  (209,043)   (1,045,386)    (114,232)     (375,576)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    10,459   $  19,281     23,529   $   126,867      (19,631)  $   (57,388)
                                              ========   =========   ========   ===========   ==========   ===========

                                              HARTFORD GROWTH AND        HARTFORD VALUE        HARTFORD DIVIDEND AND
                                                INCOME HLS FUND             HLS FUND           GROWTH HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.........................   239,372   $ 288,363     41,384   $    40,212      379,363   $   756,321
        Shares issued on reinvestment of
          distributions.....................    12,954      15,880        243           243      129,503       250,697
        Shares redeemed.....................  (183,929)   (218,305)      (624)         (602)    (313,532)     (622,096)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    68,397   $  85,938     41,003   $    39,853      195,334   $   384,922
                                              ========   =========   ========   ===========   ==========   ===========

                                                HARTFORD GLOBAL
                                                    ADVISERS           HARTFORD ADVISERS        HARTFORD HIGH YIELD
                                                 HLS FUND, INC.          HLS FUND, INC.               HLS FUND
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.........................   116,092   $ 123,857    219,268   $   540,178      230,682   $   223,218
        Shares issued on reinvestment of
          distributions.....................    22,582      23,065    407,221       969,940           75            71
        Shares redeemed.....................  (143,910)   (152,597)  (615,450)   (1,504,337)    (169,341)     (162,805)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    (5,236)  $  (5,675)    11,039   $     5,781       61,416   $    60,484
                                              ========   =========   ========   ===========   ==========   ===========

                                                                       HARTFORD MORTGAGE
                                                 HARTFORD BOND             SECURITIES          HARTFORD MONEY MARKET
                                                 HLS FUND, INC.          HLS FUND, INC.            HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.........................   595,757   $ 676,049    180,325   $   207,351   10,370,478   $10,370,478
        Shares issued on reinvestment of
          distributions.....................    53,709      59,005     17,510        19,519       57,052        57,052
        Shares redeemed.....................  (229,577)   (261,120)  (103,076)     (118,408)  (9,802,285)   (9,802,285)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............   419,889   $ 473,934     94,759   $   108,462      625,245   $   625,245
                                              ========   =========   ========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                HARTFORD GLOBAL
                                                 COMMUNICATIONS      HARTFORD GLOBAL FINANCIAL     HARTFORD GLOBAL HEALTH
                                                    HLS FUND             SERVICES HLS FUND                HLS FUND
                                              --------------------   --------------------------   ------------------------
                                               SHARES     AMOUNT       SHARES        AMOUNT         SHARES       AMOUNT
                                              --------   ---------   ----------   -------------   ----------   -----------
        CLASS IB
        Shares sold.........................     1,628   $   1,091       2,688     $     2,557        19,749   $    27,029
        Shares issued on reinvestment of
          distributions.....................         6           4           9               8            --            --
        Shares redeemed.....................      (147)        (90)        (75)            (68)       (1,859)       (2,501)
                                              --------   ---------    --------     -----------    ----------   -----------
        Net Increase (Decrease).............     1,487   $   1,005       2,622     $     2,497        17,890   $    24,528
                                              ========   =========    ========     ===========    ==========   ===========

                                                HARTFORD GLOBAL          HARTFORD FOCUS        HARTFORD INTERNATIONAL
                                              TECHNOLOGY HLS FUND           HLS FUND           SMALL COMPANY HLS FUND
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.........................    28,450   $  15,683      8,730   $     8,528        1,259   $     1,211
        Shares issued on reinvestment of
          distributions.....................        --          --         10            10            1            --
        Shares redeemed.....................    (5,899)     (2,983)      (252)         (234)        (441)         (427)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    22,551   $  12,700      8,488   $     8,304          819   $       784
                                              ========   =========   ========   ===========   ==========   ===========

                                                 HARTFORD SMALL      HARTFORD INTERNATIONAL       HARTFORD CAPITAL
                                                    COMPANY           CAPITAL APPRECIATION          APPRECIATION
                                                 HLS FUND, INC.             HLS FUND               HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.........................    39,777   $  53,789      7,306   $     6,141       61,778   $   291,591
        Shares issued on reinvestment of
          distributions.....................     2,675       3,553          4             3       17,726        75,119
        Shares redeemed.....................   (22,022)    (29,241)    (1,399)       (1,169)      (3,367)      (14,507)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    20,430   $  28,101      5,911   $     4,975       76,137   $   352,203
                                              ========   =========   ========   ===========   ==========   ===========

                                                                                               HARTFORD INTERNATIONAL
                                                HARTFORD MIDCAP         HARTFORD MIDCAP            OPPORTUNITIES
                                                 VALUE HLS FUND          HLS FUND, INC.            HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.........................    26,244   $  24,497     35,352   $    80,519      367,347   $   415,835
        Shares issued on reinvestment of
          distributions.....................        18          18      6,345        13,029        3,948         3,934
        Shares redeemed.....................      (927)       (847)    (5,984)      (12,178)    (361,563)     (409,196)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    25,335   $  23,668     35,713   $    81,370        9,732   $    10,573
                                              ========   =========   ========   ===========   ==========   ===========

                                                HARTFORD GLOBAL          HARTFORD STOCK            HARTFORD INDEX
                                                LEADERS HLS FUND         HLS FUND, INC.            HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.........................    23,053   $  35,468     33,247   $   171,851       11,138   $    37,412
        Shares issued on reinvestment of
          distributions.....................       468         694      3,588        17,788          281           929
        Shares redeemed.....................    (3,971)     (5,779)    (2,605)      (12,378)      (1,289)       (4,214)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    19,550   $  30,383     34,230   $   177,261       10,130   $    34,127
                                              ========   =========   ========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                              HARTFORD GROWTH AND        HARTFORD VALUE        HARTFORD DIVIDEND AND
                                                INCOME HLS FUND             HLS FUND           GROWTH HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.........................    31,664   $  38,911     12,264   $    11,914       63,729   $   125,383
        Shares issued on reinvestment of
          distributions.....................     1,116       1,363         70            70        4,004         7,729
        Shares redeemed.....................    (4,117)     (4,790)      (301)         (290)      (2,510)       (4,739)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............    28,663   $  35,484     12,033   $    11,694       65,223   $   128,373
                                              ========   =========   ========   ===========   ==========   ===========

                                                HARTFORD GLOBAL
                                                    ADVISERS           HARTFORD ADVISERS        HARTFORD HIGH YIELD
                                                 HLS FUND, INC.          HLS FUND, INC.               HLS FUND
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.........................    11,447   $  12,265    120,626   $   299,224       40,980   $    39,406
        Shares issued on reinvestment of
          distributions.....................       607         618     11,802        28,303           --            --
        Shares redeemed.....................    (4,332)     (4,691)    (6,313)      (14,969)     (16,691)      (16,072)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............     7,722   $   8,192    126,115   $   312,558       24,289   $    23,334
                                              ========   =========   ========   ===========   ==========   ===========

                                                                       HARTFORD MORTGAGE
                                                 HARTFORD BOND             SECURITIES          HARTFORD MONEY MARKET
                                                 HLS FUND, INC.          HLS FUND, INC.            HLS FUND, INC.
                                              --------------------   ----------------------   ------------------------
                                               SHARES     AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              --------   ---------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.........................   110,354   $ 124,874     23,049   $    26,481      596,786   $   596,786
        Shares issued on reinvestment of
          distributions.....................     3,372       3,698        526           585        3,180         3,180
        Shares redeemed.....................    (9,042)    (10,244)    (1,873)       (2,151)    (484,107)     (484,107)
                                              --------   ---------   --------   -----------   ----------   -----------
        Net Increase (Decrease).............   104,684   $ 118,328     21,702   $    24,915      115,859   $   115,859
                                              ========   =========   ========   ===========   ==========   ===========

The following information is for the year ended December 31, 2000:

                                              HARTFORD GLOBAL HEALTH      HARTFORD GLOBAL        HARTFORD SMALL COMPANY
                                                     HLS FUND           TECHNOLOGY HLS FUND          HLS FUND, INC.
                                              ----------------------   ----------------------   ------------------------
                                               SHARES       AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT
                                              ---------   ----------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.........................    95,116    $ 120,225     124,916   $   118,442      630,883   $ 1,320,723
        Shares issued on reinvestment of
          distributions.....................     2,193        3,170          --            --       59,606       117,755
        Shares redeemed.....................   (11,653)     (15,425)    (13,030)      (11,584)    (497,910)   (1,016,835)
                                              --------    ---------    --------   -----------   ----------   -----------
        Net Increase (Decrease).............    85,656    $ 107,970     111,886   $   106,858      192,579   $   421,643
                                              ========    =========    ========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                               HARTFORD CAPITAL                                HARTFORD INTERNATIONAL
                                                 APPRECIATION           HARTFORD MIDCAP            OPPORTUNITIES
                                                HLS FUND, INC.           HLS FUND, INC.            HLS FUND, INC.
                                            ----------------------   ----------------------   ------------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                            --------   -----------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   231,719   $ 1,481,026    585,015   $ 1,403,743    2,911,648   $ 4,663,819
        Shares issued on reinvestment of
          distributions...................   224,607     1,328,355     23,769        56,118      124,985       193,332
        Shares redeemed...................  (145,797)     (928,364)  (217,251)     (520,902)  (2,903,270)   (4,658,749)
                                            --------   -----------   --------   -----------   ----------   -----------
        Net Increase (Decrease)...........   310,529   $ 1,881,017    391,533   $   938,959      133,363   $   198,402
                                            ========   ===========   ========   ===========   ==========   ===========

                                            HARTFORD GLOBAL LEADERS        HARTFORD STOCK         HARTFORD GROWTH AND
                                                    HLS FUND               HLS FUND, INC.           INCOME HLS FUND
                                            ------------------------   ----------------------   ------------------------
                                             SHARES        AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                            ---------   ------------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   287,140    $   551,098     251,624   $ 1,571,846      200,076   $   284,231
        Shares issued on reinvestment of
          distributions...................     2,940          5,434     173,507     1,086,104        4,786         6,641
        Shares redeemed...................   (58,590)      (110,778)   (109,433)     (714,919)     (59,396)      (84,933)
                                            --------    -----------    --------   -----------   ----------   -----------
        Net Increase (Decrease)...........   231,490    $   445,754     315,698   $ 1,943,031      145,466   $   205,939
                                            ========    ===========    ========   ===========   ==========   ===========

                                            HARTFORD DIVIDEND AND        HARTFORD INDEX       HARTFORD GLOBAL ADVISERS
                                            GROWTH HLS FUND, INC.        HLS FUND, INC.            HLS FUND, INC.
                                            ----------------------   ----------------------   ------------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                            --------   -----------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   211,030   $   440,545    100,765   $   410,119       87,994   $   116,771
        Shares issued on reinvestment of
          distributions...................   168,458       332,349     11,190        44,296       40,505        49,411
        Shares redeemed...................  (370,178)     (767,186)   (87,375)     (355,466)     (77,325)     (100,863)
                                            --------   -----------   --------   -----------   ----------   -----------
        Net Increase (Decrease)...........     9,310   $     5,708     24,580   $    98,949       51,174   $    65,319
                                            ========   ===========   ========   ===========   ==========   ===========

                                              HARTFORD ADVISERS       HARTFORD HIGH YIELD          HARTFORD BOND
                                                HLS FUND, INC.              HLS FUND               HLS FUND, INC.
                                            ----------------------   ----------------------   ------------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                            --------   -----------   --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................   345,772   $   957,673     36,855   $    36,850      166,759   $   172,712
        Shares issued on reinvestment of
          distributions...................   480,213     1,296,440      5,226         4,909        4,294         4,427
        Shares redeemed...................  (536,574)   (1,509,037)   (24,188)      (24,198)    (223,527)     (229,423)
                                            --------   -----------   --------   -----------   ----------   -----------
        Net Increase (Decrease)...........   289,411   $   745,076     17,893   $    17,561      (52,474)  $   (52,284)
                                            ========   ===========   ========   ===========   ==========   ===========

                                              HARTFORD MORTGAGE
                                                  SECURITIES          HARTFORD MONEY MARKET
                                                HLS FUND, INC.            HLS FUND, INC.
                                            ----------------------   ------------------------
                                             SHARES      AMOUNT        SHARES       AMOUNT
                                            --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.......................    54,308   $    57,862    8,049,574   $ 8,049,574
        Shares issued on reinvestment of
          distributions...................     2,046         2,172       66,782        66,782
        Shares redeemed...................  (110,139)     (116,754)  (8,131,517)   (8,131,517)
                                            --------   -----------   ----------   -----------
        Net Increase (Decrease)...........   (53,785)  $   (56,720)     (15,161)  $   (15,161)
                                            ========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                            HARTFORD GLOBAL HEALTH      HARTFORD GLOBAL        HARTFORD SMALL COMPANY
                                                   HLS FUND           TECHNOLOGY HLS FUND          HLS FUND, INC.
                                            ----------------------   ----------------------   ------------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT        SHARES       AMOUNT
                                            --------   -----------   --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.......................     7,397   $     9,591     11,608   $    10,237       27,819   $    53,619
        Shares issued on reinvestment of
          distributions...................       163           235         --            --        1,561         3,080
        Shares redeemed...................    (1,073)       (1,432)       (72)          (57)      (9,702)      (17,492)
                                            --------   -----------   --------   -----------   ----------   -----------
        Net Increase (Decrease)...........     6,487   $     8,394     11,536   $    10,180       19,678   $    39,207
                                            ========   ===========   ========   ===========   ==========   ===========

                                                HARTFORD CAPITAL                            HARTFORD INTERNATIONAL
                                                  APPRECIATION         HARTFORD MIDCAP           OPPORTUNITIES
                                                 HLS FUND, INC.        HLS FUND, INC.           HLS FUND, INC.
                                               ------------------    -------------------    -----------------------
                                               SHARES     AMOUNT     SHARES      AMOUNT      SHARES        AMOUNT
                                               ------    --------    -------    --------    ---------    ----------
        CLASS IB
        Shares sold..........................  18,255    $113,399     21,275    $ 52,108      34,548      $ 50,609
        Shares issued on reinvestment of
          distributions......................   1,448       8,565        219         520         923         1,422
        Shares redeemed......................    (501)     (3,097)      (900)     (2,144)    (23,494)      (33,173)
                                               ------    --------    -------    --------     -------      --------
        Net Increase (Decrease)..............  19,202    $118,867     20,594    $ 50,484      11,977      $ 18,858
                                               ======    ========    =======    ========     =======      ========

                                                HARTFORD GLOBAL        HARTFORD STOCK        HARTFORD GROWTH AND
                                                LEADERS HLS FUND       HLS FUND, INC.       INCOME HLS FUND, INC.
                                               ------------------    -------------------    ---------------------
                                               SHARES     AMOUNT     SHARES      AMOUNT      SHARES      AMOUNT
                                               ------    --------    -------    --------    --------    ---------
        CLASS IB
        Shares sold..........................  15,113    $ 28,344     15,461    $ 99,239     11,806     $ 16,746
        Shares issued on reinvestment of
          distributions......................      82         147      1,509       9,416        109          149
        Shares redeemed......................    (506)       (942)      (457)     (2,942)      (663)        (936)
                                               ------    --------    -------    --------    -------     --------
        Net Increase (Decrease)..............  14,689    $ 27,549     16,513    $105,713     11,252     $ 15,959
                                               ======    ========    =======    ========    =======     ========

                                               HARTFORD DIVIDEND                                   HARTFORD
                                                   AND GROWTH          HARTFORD INDEX       INTERNATIONAL ADVISERS
                                                 HLS FUND, INC.        HLS FUND, INC.           HLS FUND, INC.
                                               ------------------    -------------------    -----------------------
                                               SHARES     AMOUNT     SHARES      AMOUNT      SHARES        AMOUNT
                                               ------    --------    -------    --------    ---------    ----------
        CLASS IB
        Shares sold..........................   9,211    $ 19,050      4,513    $ 18,190       4,675      $  5,956
        Shares issued on reinvestment of
          distributions......................   1,200       2,386         41         156         278           328
        Shares redeemed......................  (1,217)     (2,505)      (183)       (752)       (777)       (1,008)
                                               ------    --------    -------    --------     -------      --------
        Net Increase (Decrease)..............   9,194    $ 18,931      4,371    $ 17,594       4,176      $  5,276
                                               ======    ========    =======    ========     =======      ========

--------------------------------------------------------------------------------

                                               HARTFORD ADVISERS     HARTFORD HIGH YIELD       HARTFORD BOND
                                                 HLS FUND, INC.           HLS FUND            HLS FUND, INC.
                                               ------------------    -------------------    -------------------
                                               SHARES     AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                                               ------    --------    -------    --------    -------    --------
        CLASS IB
        Shares sold..........................  44,879    $124,887      2,447    $  2,457     14,461    $ 15,148
        Shares issued on reinvestment of
          distributions......................   6,465      17,444        184         181         91          94
        Shares redeemed......................  (2,896)     (8,052)       (71)        (80)    (1,946)     (2,009)
                                               ------    --------    -------    --------    -------    --------
        Net Increase (Decrease)..............  48,448    $134,279      2,560    $  2,558     12,606    $ 13,233
                                               ======    ========    =======    ========    =======    ========

                                               HARTFORD MORTGAGE       HARTFORD MONEY
                                                   SECURITIES              MARKET
                                                 HLS FUND, INC.        HLS FUND, INC.
                                               ------------------    -------------------
                                               SHARES     AMOUNT     SHARES      AMOUNT
                                               ------    --------    -------    --------
        CLASS IB
        Shares sold..........................   1,223    $  1,339     92,669    $ 92,669
        Shares issued on reinvestment of
          distributions......................       1           2        985         985
        Shares redeemed......................    (222)       (247)   (66,188)    (66,188)
                                               ------    --------    -------    --------
        Net Increase (Decrease)..............   1,002    $  1,094     27,466    $ 27,466
                                               ======    ========    =======    ========

10.   LINE OF CREDIT:

     The Funds, except for Hartford Money Market HLS Fund, Inc., participate in a $500,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2001, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLIT FOR CLASS B:

     On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                              REVERSE SPLIT
                                                               PERCENTAGE
FUND                                                          -------------
----
Hartford Small Company HLS Fund, Inc........................    74.613827%
Hartford Capital Appreciation HLS Fund, Inc.................    15.418052
Hartford International Opportunities HLS Fund, Inc..........    71.625006
Hartford Stock HLS Fund, Inc................................     9.265642
Hartford Dividend and Growth HLS Fund, Inc..................    44.378756
Hartford Advisers HLS Fund, Inc.............................    29.667722
Hartford Bond HLS Fund, Inc.................................    93.065183

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
   For the Year Ended December 31,
     2001
   Class IA........................  $1.000       $0.003       $(0.359)      $(0.356)     $(0.004)
   Class IB........................   1.000        0.002        (0.359)       (0.357)      (0.003)
HARTFORD GLOBAL FINANCIAL SERVICES
 HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................   1.000        0.007        (0.063)       (0.056)      (0.004)
   Class IB........................   1.000        0.004        (0.061)       (0.057)      (0.003)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................   1.442        0.000         0.028         0.028           --
   Class IB........................   1.441       (0.003)        0.032         0.029           --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................   1.000        0.003         0.477         0.480       (0.003)
   Class IB........................   1.000        0.003         0.475         0.478       (0.002)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................   0.637       (0.002)       (0.145)       (0.147)          --
   Class IB........................   0.636       (0.002)       (0.144)       (0.146)          --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................   1.000       (0.001)       (0.362)       (0.363)          --
   Class IB........................   1.000       (0.001)       (0.363)       (0.364)          --
HARTFORD FOCUS HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   1.000        0.002         0.040         0.042       (0.002)
   Class IB........................   1.000        0.001         0.040         0.041       (0.001)
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   1.000        0.005        (0.063)       (0.058)      (0.002)
   Class IB........................   1.000        0.003        (0.062)       (0.059)      (0.001)
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................   1.687        0.001        (0.255)       (0.254)          --
   Class IB........................   1.683       (0.001)       (0.249)       (0.250)          --
   For the Year Ended December 31,
     2000..........................
   Class IA........................   2.188        0.003        (0.254)       (0.251)          --
   Class IB........................   2.187        0.003        (0.257)       (0.254)          --
   For the Year Ended December 31,
     1999
   Class IA........................   1.321       (0.005)        0.875         0.870           --
   Class IB........................   1.323(6)    (0.004)(6)     0.871(6)      0.867(6)        --(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.202       (0.002)        0.141         0.139           --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   1.340(6)    (0.002)(6)    (0.015)(6)    (0.017)(6)       --(6)
   For the Year Ended December 31,
     1997..........................   1.069        0.001         0.195         0.196       (0.001)
   From inception, August 9, 1996
     through
     December 31, 1996.............   1.000        0.002         0.069         0.071       (0.002)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   1.000        0.001        (0.140)       (0.139)      (0.001)
   Class IB........................   1.000        0.001        (0.140)       (0.139)      (0.001)
HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................   5.926        0.021        (0.341)       (0.320)      (0.027)
   Class IB........................   5.923        0.006        (0.327)       (0.321)      (0.023)
   For the Year Ended December 31,
     2000
   Class IA........................   6.095        0.041         0.757         0.798       (0.039)
   Class IB........................   6.098       (0.077)        0.864         0.787       (0.034)
   For the Year Ended December 31,
     1999
   Class IA........................   4.759        0.023         1.643         1.666       (0.018)
   Class IB........................   6.437(6)     0.150(6)      1.503(6)      1.653(6)    (0.013)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   4.410        0.025         0.525         0.550       (0.026)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   6.486(6)     0.013(6)      0.094(6)      0.107(6)    (0.156)(6)
   For the Year Ended December 31
   1997............................   3.914        0.020         0.794         0.814       (0.022)
   1996............................   3.490        0.022         0.655         0.677       (0.025)

                                     -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
   For the Year Ended December 31,
     2001
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
HARTFORD GLOBAL FINANCIAL SERVICES
 HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
HARTFORD GLOBAL HEALTH HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................          --           (0.035)             --
   Class IB........................          --           (0.035)             --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
HARTFORD FOCUS HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.103)             --
   Class IB........................          --           (0.103)
   For the Year Ended December 31,
     2000..........................                                           --
   Class IA........................          --           (0.250)             --
   Class IB........................          --           (0.250)
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.003)             --
   Class IB........................          --(6)        (0.003)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.020)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31,
     1997..........................          --           (0.062)             --
   From inception, August 9, 1996
     through
     December 31, 1996.............          --               --              --
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (1.609)             --
   Class IB........................          --           (1.609)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.928)             --
   Class IB........................          --           (0.928)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.312)             --
   Class IB........................          --(6)        (1.979)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.175)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.296)             --
   1996............................          --           (0.228)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                                                      ----------------------------------------------------
                                                                                                                 RATIO OF
                                                                                 RATIO OF         RATIO OF         NET
                    NET INCREASE                               NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   -------------   -------------   ------   ---------------   -------------   --------------   ----------
       $(0.004)        $(0.360)        $0.640       (35.74)%   $    7,679          0.92%            0.92%          0.38%
        (0.003)         (0.360)         0.640       (35.88)         1,584          1.10             1.17           0.20
        (0.004)         (0.060)         0.940       (5.72)         14,216          0.93             0.93           1.04
        (0.003)         (0.060)         0.940       (5.91)          3,392          1.11             1.18           0.86
            --           0.028          1.470        2.04         202,131          0.89             0.89           0.06
            --           0.029          1.470        1.86          35,781          1.07             1.14          (0.12)
        (0.038)          0.442          1.442       48.18(2)      123,533          0.90             0.90           0.59
        (0.037)          0.441          1.441       48.00(2)        9,347          1.08             1.15           0.41
            --          (0.147)         0.490       (22.81)        86,074          0.89             0.89          (0.49)
            --          (0.146)         0.490       (22.95)        16,712          1.07             1.14          (0.67)
            --          (0.363)         0.637       (37.37)(2)       71,276        0.92             0.92          (0.44)
            --          (0.364)         0.636       (37.45)(2)        7,340        1.10             1.17          (0.62)
        (0.002)          0.040          1.040        3.94(2)       32,968          0.95             0.95           0.47
        (0.001)          0.040          1.040        3.83(2)        8,803          1.13             1.20           0.29
        (0.002)         (0.060)         0.940       (5.98)(2)        4,373         1.00             1.00           1.01
        (0.001)         (0.060)         0.940       (6.09)(2)          768         1.18             1.25           0.83
        (0.103)         (0.357)         1.330       (14.92)       745,253          0.76             0.76           0.03
        (0.103)         (0.353)         1.330       (15.07)        59,371          0.94             1.01          (0.15)
        (0.250)         (0.501)         1.687       (13.12)       908,886          0.74             0.74             --
        (0.250)         (0.504)         1.683       (13.28)        40,967          0.92             0.99          (0.18)
        (0.003)          0.867          2.188       65.83         757,302          0.78             0.78          (0.45)
        (0.003)(6)       0.864(6)       2.187(6)    65.54          10,200          0.96             1.03          (0.63)
        (0.020)          0.119          1.321       11.62         350,734          0.77             0.77          (0.24)
            --(6)       (0.017)(6)      1.323(6)    (1.30)(2)          696         0.95(1)          0.95(1)       (0.46)(1)
        (0.063)          0.133          1.202       18.38         210,769          0.77             0.77           0.08
        (0.002)          0.069          1.069        7.15(2)       42,812          0.72(1)          0.88(1)        0.31(1)(3)
        (0.001)         (0.140)         0.860       (13.98)(2)        9,969        1.00             1.00           0.42
        (0.001)         (0.140)         0.860       (14.08)(2)        5,075        1.18             1.25           0.24
        (1.636)         (1.956)         3.970       (6.94)      8,734,600          0.68             0.68           0.57
        (1.632)         (1.953)         3.970       (7.10)        393,241          0.86             0.93           0.39
        (0.967)         (0.169)         5.926       13.22       9,581,897          0.66             0.66           0.64
        (0.962)         (0.175)         5.923       13.02         136,058          0.84             0.91           0.46
        (0.330)          1.336          6.095       37.46       7,963,003          0.66             0.66           0.46
        (1.992)(6)      (0.339)(6)      6.098(6)    37.21          22,993          0.84             0.91           0.28
        (0.201)          0.349          4.759       15.48       5,807,480          0.64             0.64           0.59
        (0.156)(6)      (0.049)(6)      6.437(6)     1.65(2)        5,942          0.82(1)          0.82(1)        0.30(1)
        (0.318)          0.496          4.410       22.34       4,802,992          0.64             0.64           0.44
        (0.253)          0.424          3.914       20.70       3,386,670          0.65             0.65           0.60

     -- RATIOS AND SUPPLEMENTAL DATA --

     PORTFOLIO
     TURNOVER
      RATE(7)
     ---------
        95.0%
        95.0
       119.2
       119.2
        61.5
        61.5
        46.1
        46.1
       240.3
       240.3
       149.9
       149.9
       113.0
       113.0
       168.3
       168.3
       226.9
       226.9
       194.5
       194.5
       181.3
       181.3
       235.7
       235.7
       222.2
        31.8
       190.8
       190.8
        92.3
        92.3
       108.2
       108.2
        66.4
        66.4
        51.2
        51.2
        57.6
        85.4

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD MIDCAP VALUE HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................  $1.000       $0.001       $(0.010)      $(0.009)     $(0.001)
   Class IB........................   1.000        0.001        (0.010)       (0.009)      (0.001)
HARTFORD MIDCAP HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................   2.467        0.003        (0.100)       (0.097)          --
   Class IB........................   2.462           --        (0.102)       (0.102)          --
   For the Year Ended December 31,
     2000
   Class IA........................   2.053       (0.001)        0.518         0.517           --
   Class IB........................   2.053       (0.001)        0.513         0.512           --
   For the Year Ended December 31,
     1999
   Class IA........................   1.439           --         0.725         0.725           --
   From inception, November 9, 1999
     through
     December 31, 1999
   Class IB........................   1.758           --         0.373         0.373
   For the Year Ended December 31,
     1998..........................   1.137       (0.001)        0.303         0.302           --
   From inception, July 15, 1997
     through December 31, 1997.....   1.000        0.001         0.137         0.138       (0.001)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................   1.364        0.012        (0.264)       (0.252)      (0.001)
   Class IB........................   1.365        0.012        (0.264)       (0.252)      (0.002)
   For the Year Ended December 31,
     2000
   Class IA........................   1.876        0.018        (0.314)       (0.296)      (0.023)
   Class IB........................   1.876        0.025        (0.324)       (0.299)      (0.019)
   For the Year Ended December 31,
     1999
   Class IA........................   1.355        0.019         0.520         0.539       (0.018)
   Class IB........................   1.357(6)     0.017(6)      0.519(6)      0.536(6)    (0.017)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.294        0.021         0.147         0.168       (0.019)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   1.396(6)     0.004(6)     (0.021)(6)    (0.017)(6)   (0.022)(6)
   For the Year Ended December 31
   1997............................   1.407        0.022        (0.019)        0.003       (0.012)
   1996............................   1.306        0.023         0.140         0.163       (0.025)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................   1.759        0.011        (0.305)       (0.294)      (0.008)
   Class IB........................   1.757        0.008        (0.302)       (0.294)      (0.006)
   For the Year Ended December 31,
     2000
   Class IA........................   1.913        0.008        (0.142)       (0.134)      (0.009)
   Class IB........................   1.912       (0.006)       (0.130)       (0.136)      (0.008)
   For the Year Ended December 31,
     1999
   Class IA........................   1.285        0.003         0.642         0.645       (0.003)
   Class IB........................   1.285        0.007         0.634         0.641           --
   From inception, September 30,
     1998 through
     December 31, 1998
   Class IA........................   1.000        0.001         0.318         0.319       (0.002)
   Class IB........................   1.000        0.002         0.316         0.318       (0.001)
HARTFORD STOCK HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................   5.880        0.041        (0.738)       (0.697)      (0.038)
   Class IB........................   5.879        0.046        (0.758)       (0.712)      (0.032)
   For the Year Ended December 31,
     2000
   Class IA........................   7.147        0.039        (0.500)       (0.461)      (0.041)
   Class IB........................   7.151        0.074        (0.547)       (0.473)      (0.034)
   For the Year Ended December 31,
     1999
   Class IA........................   6.562        0.050         1.143         1.193       (0.049)
   Class IB........................  11.884(6)     0.021(6)      1.200(6)      1.221(6)    (0.056)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   5.123        0.051         1.622         1.673       (0.050)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................  10.793(6)     0.043(6)      1.565(6)      1.608(6)    (0.517)(6)
   For the Year Ended December 31
   1997............................   4.143        0.050         1.196         1.246       (0.049)
   1996............................   3.527        0.060         0.763         0.823       (0.059)

                                     -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD MIDCAP VALUE HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
HARTFORD MIDCAP HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.280)             --
   Class IB........................          --           (0.280)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.103)             --
   Class IB........................          --           (0.103)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.111)             --
   From inception, November 9, 1999
     through
     December 31, 1999
   Class IB........................                       (0.078)             --
   For the Year Ended December 31,
     1998..........................          --               --              --
   From inception, July 15, 1997
     through December 31, 1997.....          --               --              --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.161)             --
   Class IB........................          --           (0.161)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.193)             --
   Class IB........................          --           (0.193)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.088)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.104)             --
   1996............................          --           (0.037)             --
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.017)             --
   Class IB........................          --           (0.017)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.011)             --
   Class IB........................          --           (0.011)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.014)             --
   Class IB........................          --           (0.014)             --
   From inception, September 30,
     1998 through
     December 31, 1998
   Class IA........................          --           (0.032)             --
   Class IB........................          --           (0.032)             --
HARTFORD STOCK HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.405)             --
   Class IB........................          --           (0.405)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.765)             --
   Class IB........................          --           (0.765)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.559)             --
   Class IB........................          --(6)        (5.898)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.184)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.217)             --
   1996............................          --           (0.148)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       -- RATIOS AND SUPPLEMENTAL DATA --
                        ----------------------------------------------------

                    NET INCREASE                               NET ASSETS
                    (DECREASE) IN     NET ASSET                 AT END OF
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)
    -------------   -------------   -------------   ------   ---------------
       $(0.001)        $(0.010)        $0.990       (0.41)%(2)   $   95,308
        (0.001)         (0.010)         0.990       (0.52)(2)       25,185
        (0.280)         (0.377)         2.090       (3.62)      1,765,315
        (0.280)         (0.382)         2.080       (3.79)        117,396
        (0.103)          0.414          2.467       25.42       1,774,047
        (0.103)          0.409          2.462       25.20          50,747
        (0.111           0.614          2.053       51.81         672,678
        (0.078)          0.295          2.053       21.39(2)           36
            --           0.302          1.439       26.57         143,494
        (0.001)          0.137          1.137       13.81(2)       27,589
        (0.162)         (0.414)         0.950       (18.73)       941,934
        (0.163)         (0.415)         0.950       (18.88)        22,277
        (0.216)         (0.512)         1.364       (17.10)     1,326,609
        (0.212)         (0.511)         1.365       (17.25)        18,682
        (0.018)          0.521          1.876       39.86       1,574,836
        (0.017)(6)       0.519(6)       1.876(6)    39.61           3,203
        (0.107)          0.061          1.355       13.16       1,196,694
        (0.022)(6)      (0.039)(6)      1.357(6)    (1.13)(2)          663
        (0.116)         (0.113)         1.294        0.34       1,092,946
        (0.062)          0.101          1.407       12.93         996,543
        (0.025)         (0.319)         1.440       (16.58)       484,661
        (0.023)         (0.317)         1.440       (16.73)        49,356
        (0.020)         (0.154)         1.759       (7.06)        572,517
        (0.019)         (0.155)         1.757       (7.22)         25,869
        (0.017)          0.628          1.913       50.37         179,675
        (0.014)          0.627          1.912       50.11              69
        (0.034)          0.285          1.285       31.88(2)        5,761
        (0.033)          0.285          1.285       31.82(2)           39
        (0.443)         (1.140)         4.740       (12.23)     7,834,643
        (0.437)         (1.149)         4.730       (12.39)       271,475
        (0.806)         (1.267)         5.880       (7.04)      9,590,018
        (0.799)         (1.272)         5.879       (7.21)        136,077
        (0.608)          0.585          7.147       19.78       9,400,385
         5.954(6)       (4.733)(6)      7.151(6)    19.57          47,439
        (0.234)          1.439          6.562       33.47       7,183,046
        (0.517)(6)       1.091(6)      11.884(6)    14.91(2)       10,167
        (0.266)          0.980          5.123       31.38       4,713,322
        (0.207)          0.616          4.143       24.37       2,994,209

               -- RATIOS AND SUPPLEMENTAL DATA --
        ----------------------------------------------------
                                       RATIO OF
       RATIO OF         RATIO OF         NET
       EXPENSES         EXPENSES      INVESTMENT
      TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
      NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
     AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
     -------------   --------------   ----------   ---------
         0.90%            0.90%          0.47%        32.3%
         1.08             1.15           0.29         32.3
         0.70             0.70           0.12        116.7
         0.88             0.95          (0.06)       116.7
         0.72             0.72          (0.08)       137.6
         0.90             0.97          (0.26)       137.6
         0.79             0.79          (0.15)       120.7
         0.97(1)          1.04(1)       (0.32)(1)    120.7
         0.79             0.79          (0.15)       134.1
         0.46(1)          0.86(1)        0.45(1)(3)    46.1
         0.81             0.81           1.10        143.8
         0.99             1.06           0.92        143.8
         0.78             0.78           1.16        158.8
         0.96             1.03           0.98        158.8
         0.78             0.78           1.20        133.2
         0.96             1.03           1.02        133.2
         0.77             0.77           1.51        157.4
         0.94(1)          0.94(1)        0.71(1)     157.4
         0.77             0.77           1.48         72.7
         0.79             0.79           1.74         70.0
         0.81             0.81           0.71        362.9
         0.99             1.06           0.53        362.9
         0.81             0.81           0.63        366.6
         0.99             1.06           0.45        366.6
         0.86             0.91           0.54(3)     207.4
         1.04             1.16           0.36(3)     207.4
         0.89(1)          1.46(1)        0.63(1)(3)    47.9
         0.98(1)          1.55(1)        0.59(1)(3)    47.9
         0.49             0.49           0.80         38.7
         0.67             0.74           0.62         38.7
         0.48             0.48           0.64         40.2
         0.66             0.73           0.46         40.2
         0.48             0.48           0.80         38.5
         0.66             0.73           0.62         38.5
         0.46             0.46           0.95         27.1
         0.65(1)          0.65(1)        0.73(1)      27.1
         0.45             0.45           1.11         31.6
         0.46             0.46           1.59         42.3

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD INDEX HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................  $3.725       $0.031       $(0.488)      $(0.457)     $(0.029)
   Class IB........................   3.720        0.030        (0.486)       (0.456)      (0.025)
   For the Year Ended December 31,
     2000
   Class IA........................   4.189        0.030        (0.424)       (0.394)      (0.031)
   Class IB........................   4.189        0.037        (0.439)       (0.402)      (0.028)
   For the Year Ended December 31,
     1999
   Class IA........................   3.570        0.034         0.685         0.719       (0.040)
   From inception November 9, 1999
     through
     December 31, 1999
   Class IB........................   3.922        0.004         0.298         0.302       (0.032)
   For the Year Ended December 31,
     1998..........................   2.878        0.032         0.759         0.791       (0.027)
   1997............................   2.382        0.035         0.692         0.727       (0.035)
   1996............................   2.028        0.044         0.393         0.437       (0.044)
HARTFORD GROWTH AND INCOME HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................   1.326        0.006        (0.112)       (0.106)          --
   Class IB........................   1.323        0.005        (0.108)       (0.103)          --
   For the Year Ended December 31,
     2000
   Class IA........................   1.432        0.005        (0.085)       (0.080)      (0.005)
   Class IB........................   1.430       (0.008)       (0.074)       (0.082)      (0.004)
   For the Year Ended December 31,
     1999
   Class IA........................   1.186        0.004         0.255         0.259       (0.004)
   Class IB........................   1.185        0.006         0.250         0.256       (0.002)
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................   1.000        0.005         0.185         0.190       (0.004)
   Class IB........................   1.000        0.009         0.179         0.188       (0.003)
HARTFORD VALUE HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   1.000        0.003        (0.006)       (0.003)      (0.003)
   Class IB........................   1.000        0.002        (0.006)       (0.004)      (0.002)
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................   2.124        0.031        (0.114)       (0.083)      (0.030)
   Class IB........................   2.124        0.039        (0.124)       (0.085)      (0.028)
   For the Year Ended December 31,
     2000
   Class IA........................   2.149        0.035         0.178         0.213       (0.034)
   Class IB........................   2.151        0.040         0.169         0.209       (0.032)
   For the Year Ended December 31,
     1999
   Class IA........................   2.160        0.034         0.075         0.109       (0.035)
   Class IB........................   2.267(6)     0.024(6)      0.077(6)      0.101(6)    (0.034)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.952        0.033         0.280         0.313       (0.035)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   2.253(6)     0.016(6)      0.068(6)      0.084(6)    (0.070)(6)
   For the Year Ended December 31
   1997............................   1.547        0.035         0.445         0.480       (0.031)
   1996............................   1.317        0.034         0.258         0.292       (0.034)
HARTFORD GLOBAL ADVISERS HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................   1.149        0.023        (0.091)       (0.068)      (0.008)
   Class IB........................   1.147        0.044        (0.121)       (0.077)      (0.007)
   For the Year Ended December 31,
     2000
   Class IA........................   1.397        0.046        (0.134)       (0.088)      (0.071)
   Class IB........................   1.397        0.048        (0.138)       (0.090)      (0.071)
   For the Year Ended December 31,
     1999
   Class IA........................   1.155        0.040         0.227         0.267       (0.025)
   From inception November 9, 1999
     through
     December 31, 1999
   Class IB........................   1.300        0.004         0.118         0.122       (0.025)
   For the Year Ended December 31
   1998............................   1.175        0.064         0.082         0.146       (0.039)
   1997............................   1.167        0.056         0.006         0.062       (0.050)
   1996............................   1.109        0.040         0.093         0.133       (0.051)

                                     -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD INDEX HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................     $    --          $(0.059)        $    --
   Class IB........................          --           (0.059)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.039)             --
   Class IB........................          --           (0.039)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.060)             --
   From inception November 9, 1999
     through
     December 31, 1999
   Class IB........................          --           (0.003)             --
   For the Year Ended December 31,
     1998..........................          --           (0.072)             --
   1997............................          --           (0.196)             --
   1996............................          --           (0.039)             --
HARTFORD GROWTH AND INCOME HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.050)             --
   Class IB........................          --           (0.050)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.021)             --
   Class IB........................          --           (0.021)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.009)             --
   Class IB........................          --           (0.009)             --
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................          --               --              --
   Class IB........................          --               --              --
HARTFORD VALUE HLS FUND
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --           (0.004)             --
   Class IB........................          --           (0.004)             --
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.131)             --
   Class IB........................          --           (0.131)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.204)             --
   Class IB........................          --           (0.204)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.085)             --
   Class IB........................          --(6)        (0.183)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.070)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.044)             --
   1996............................          --           (0.028)             --
HARTFORD GLOBAL ADVISERS HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.063)             --
   Class IB........................          --           (0.063)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.089)             --
   Class IB........................          --           (0.089)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   From inception November 9, 1999
     through
     December 31, 1999
   Class IB........................          --               --              --
   For the Year Ended December 31
   1998............................      (0.006)          (0.032)         (0.089)
   1997............................          --           (0.004)             --
   1996............................          --           (0.024)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                                                      ----------------------------------------------------
                                                                                                                 RATIO OF
                                                                                 RATIO OF         RATIO OF         NET
                    NET INCREASE                               NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   -------------   -------------   ------   ---------------   -------------   --------------   ----------
       $(0.088)        $(0.545)        $3.180       (12.31)%   $1,976,361          0.43%            0.43%          0.91%
        (0.084)         (0.540)         3.180       (12.47)        46,056          0.61             0.68           0.73
        (0.070)         (0.464)         3.725       (9.50)      2,387,000          0.43             0.43           0.75
        (0.067)         (0.469)         3.720       (9.66)         16,272          0.61             0.68           0.57
        (0.100)          0.619          4.189       20.49       2,581,436          0.43             0.43           0.95
        (0.035)          0.267          4.189        7.73(2)           11          0.61(1)          0.68(1)        0.77(1)
        (0.099)          0.692          3.570       28.06       1,846,117          0.40             0.40           1.21
        (0.231)          0.496          2.878       32.61       1,123,455          0.39             0.39           1.52
        (0.083)          0.354          2.382       22.09         621,065          0.39             0.39           2.07
        (0.050)         (0.156)         1.170       (8.02)        416,013          0.79             0.79           0.54
        (0.050)         (0.153)         1.170       (8.18)         46,599          0.97             1.04           0.36
        (0.026)         (0.106)         1.326       (5.64)        379,905          0.79             0.79           0.41
        (0.025)         (0.107)         1.323       (5.81)         14,898          0.97             1.04           0.23
        (0.013)          0.246          1.432       21.82         201,857          0.82             0.82           0.63
        (0.011)          0.245          1.430       21.61              14          1.00             1.07           0.45
        (0.004)          0.186          1.186       19.05(2)       25,312          0.28(1)          0.84(1)        1.42(1)(3)
        (0.003)          0.185          1.185       18.82(2)           11          0.44(1)          1.00(1)        1.34(1)(3)
        (0.007)         (0.010)         0.990        0.06(2)       40,759          0.90             0.90           1.02
        (0.006)         (0.010)         0.990       (0.06)(2)       11,952         1.08             1.15           0.84
        (0.161)         (0.244)         1.880       (4.04)      3,190,773          0.68             0.68           1.66
        (0.159)         (0.244)         1.880       (4.21)        153,848          0.86             0.93           1.48
        (0.238)         (0.025)         2.124       10.95       3,189,857          0.68             0.68           1.70
        (0.236)         (0.027)         2.124       10.75          35,415          0.86             0.93           1.52
        (0.120)         (0.011)         2.149        5.31       3,207,733          0.68             0.68           1.60
        (0.217)(6)      (0.116)(6)      2.151(6)     5.12          16,087          0.86             0.93           1.42
        (0.105)          0.208          2.160       16.42(2)    3,031,293          0.66             0.66           1.81
        (0.070)(6)       0.014(6)       2.267(6)     3.67(2)        8,600          0.85(1)          0.85(1)        1.57(1)
        (0.075)          0.405          1.952       31.89       1,994,653          0.68             0.68           2.21
        (0.062)          0.230          1.547       22.91         879,980          0.73             0.73           2.52
        (0.071)         (0.139)         1.010       (6.25)        331,784          0.86             0.86           2.21
        (0.070)         (0.147)         1.000       (6.42)         11,965          1.04             1.11           2.03
        (0.160)         (0.248)         1.149       (6.63)        384,648          0.85             0.85           2.72
        (0.160)         (0.250)         1.147       (6.80)          4,800          1.03             1.10           2.54
        (0.025)          0.242          1.397       23.16         396,147          0.85             0.85           2.59
        (0.025)          0.097          1.397        9.35(2)           11          1.03(1)          1.10(1)        2.42(1)
        (0.166)         (0.020)         1.155       13.35         285,853          0.86             0.86           2.77
        (0.054)          0.008          1.175        5.52         207,582          0.87             0.87           3.08
        (0.075)          0.058          1.167       12.25         104,486          0.96             0.96           3.24

     -- RATIOS AND SUPPLEMENTAL DATA --

     PORTFOLIO
     TURNOVER
      RATE(7)
     ---------
         5.2%
         5.2
         6.7
         6.7
         2.8
         2.8
         4.5
         5.7
        19.3
        85.0
        85.0
        72.8
        72.8
        53.8
        53.8
        29.6
        29.6
        15.6
        15.6
        61.0
        61.0
        59.4
        59.4
        55.9
        55.9
        48.2
        48.2
        34.2
        56.9
       346.2
       346.2
       184.0
       184.0
       141.5
       141.5
       161.1
       162.5
        95.2

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD ADVISERS HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................  $2.665       $0.064       $(0.189)      $(0.125)     $(0.073)
   Class IB........................   2.663        0.050        (0.177)       (0.127)      (0.049)
   For the Year Ended December 31,
     2000
   Class IA........................   2.965        0.068        (0.088)       (0.020)      (0.023)
   Class IB........................   2.966        0.074        (0.098)       (0.024)      (0.022)
   For the Year Ended December 31,
     1999
   Class IA........................   2.985        0.068         0.221         0.289       (0.063)
   Class IB........................   3.577(6)     0.061(6)      0.221(6)      0.282(6)    (0.064)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   2.527        0.061         0.546         0.607       (0.060)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   3.371(6)     0.034(6)      0.367(6)      0.401(6)    (0.195)(6)
   For the Year Ended December 31
   1997............................   2.169        0.056         0.455         0.511       (0.055)
   1996............................   1.958        0.059         0.255         0.314       (0.059)
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................   0.939        0.078        (0.056)        0.022       (0.001)
   Class IB........................   0.938        0.084        (0.061)        0.023       (0.001)
   For the Year Ended December 31,
     2000
   Class IA........................   1.005        0.078        (0.068)        0.010       (0.076)
   Class IB........................   1.005        0.004         0.004         0.008       (0.075)
   For the Year Ended December 31,
     1999
   Class IA........................   1.017        0.060        (0.013)        0.047       (0.059)
   Class IB........................   1.017        0.085        (0.039)        0.046       (0.058)
   From inception, September 21,
     1998 through
     December 31, 1998
   Class IA........................   1.000        0.019         0.017         0.036       (0.019)
   Class IB........................   1.000        0.022         0.014         0.036       (0.019)
HARTFORD BOND HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................   1.108        0.046         0.052         0.098       (0.056)
   Class IB........................   1.107        0.041         0.047         0.088       (0.055)
   For the Year Ended December 31,
     2000
   Class IA........................   0.994        0.069         0.050         0.119       (0.005)
   Class IB........................   0.995        0.061         0.056         0.117       (0.005)
   For the Year Ended December 31,
     1999
   Class IA........................   1.081        0.062        (0.084)       (0.022)      (0.058)
   Class IB........................   1.083(6)      .061(6)     (0.084)(6)    (0.023)(6)   (0.057)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.050        0.053         0.032         0.085       (0.054)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   1.075(6)      .023(6)       .040(6)      0.063(6)    (0.055)(6)
   For the Year Ended December 31
   1997............................   1.000        0.063         0.047         0.110       (0.060)
   1996............................   1.028        0.064        (0.029)        0.035       (0.063)
HARTFORD MORTGAGE SECURITIES HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................   1.138        0.049         0.030         0.079       (0.067)
   Class IB........................   1.136        0.050         0.031         0.081       (0.067)
   For the Year Ended December 31,
     2000
   Class IA........................   1.039        0.075         0.032         0.107       (0.008)
   Class IB........................   1.039        0.078         0.027         0.105       (0.008)
   For the Year Ended December 31,
     1999
   Class IA........................   1.085        0.068        (0.052)        0.016       (0.062)
   From inception November 9, 1999
     through
     December 31, 1999
   Class IB........................   1.107        0.009        (0.016)       (0.007)      (0.061)
   For the Year Ended December 31
   1998............................   1.084        0.067         0.006         0.073       (0.067)
   1997............................   1.056        0.071         0.022         0.093       (0.065)
   1996............................   1.071        0.069        (0.018)        0.051       (0.066)

                                     -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD ADVISERS HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................     $    --          $(0.127)        $    --
   Class IB........................          --           (0.127)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.257)             --
   Class IB........................          --           (0.257)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.246)             --
   Class IB........................          --(6)        (0.829)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.089)             --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.098)             --
   1996............................          --           (0.044)             --
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   From inception, September 21,
     1998 through
     December 31, 1998
   Class IA........................          --               --              --
   Class IB........................          --               --              --
HARTFORD BOND HLS FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.007)             --
   Class IB........................            (6)        (0.008)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --               --              --
   1996............................          --               --              --
HARTFORD MORTGAGE SECURITIES HLS
 FUND, INC.
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   From inception November 9, 1999
     through
     December 31, 1999
   Class IB........................          --               --              --
   For the Year Ended December 31
   1998............................      (0.003)              --          (0.002)
   1997............................          --               --              --
   1996............................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                                                      ----------------------------------------------------
                                                                                                                 RATIO OF
                                                                                 RATIO OF         RATIO OF         NET
                    NET INCREASE                               NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   -------------   -------------   ------   ---------------   -------------   --------------   ----------
       $(0.200)        $(0.325)        $2.340       (4.64)%    $11,836,564         0.66%            0.66%          2.51%
        (0.176)         (0.303)         2.360       (4.81)         521,205         0.84             0.91           2.33
        (0.280)         (0.300)         2.665       (0.75)      13,430,507         0.66             0.66           2.47
        (0.279)         (0.303)         2.663       (0.92)         252,247         0.84             0.91           2.29
        (0.309)         (0.020)         2.965       10.59       14,082,895         0.65             0.66           2.46
        (0.893)(6)      (0.611)(6)      2.966(6)    10.39          137,318         0.83             0.91           2.28
        (0.149)          0.458          2.985       24.66       11,805,411         0.63             0.63           2.40
        (0.195)(6)       0.206(6)       3.577(6)    11.96(2)        34,714         0.83(1)          0.83(1)        2.22(1)
        (0.153)          0.358          2.527       24.51        8,283,912         0.63             0.63           2.44
        (0.103)          0.211          2.169       16.59        5,879,529         0.63             0.63           2.92
        (0.001)          0.021          0.960        2.69          127,044         0.81             0.81           9.70
        (0.001)          0.022          0.960        2.54           25,901         0.99             1.06           9.52
        (0.076)         (0.066)         0.939        1.03           66,104         0.81             0.81           9.15
        (0.075)         (0.067)         0.938        0.85            2,497         0.99             1.06           8.97
        (0.059)         (0.012)         1.005        4.70           52,731         0.72             0.84           8.36(3)
        (0.058)         (0.012)         1.005        4.49              102         0.90             1.09           8.18(3)
        (0.019)          0.017          1.017        3.59(2)        14,482         0.35(1)          0.92(1)        8.04(1)(3)
        (0.019)          0.017          1.017        3.53(2)           102         0.53(1)          1.10(1)        7.77(1)(3)
        (0.056)          0.042          1.150        8.68        1,549,698         0.51             0.51           5.87
        (0.055)          0.033          1.140        8.49          152,254         0.69             0.76           5.69
        (0.005)          0.114          1.108       11.99        1,033,043         0.52             0.52           6.54
        (0.005)          0.112          1.107       11.79           31,551         0.70             0.77           6.36
        (0.065)         (0.087)         0.994       (2.02)         978,861         0.52             0.52           6.09
        (0.065)(6)      (0.088)(6)      0.995(6)    (2.19)          15,818         0.70             0.77           5.91
        (0.054)          0.031          1.081        8.15          902,480         0.50             0.50           5.86
        (0.055)(6)       0.008(6)       1.083(6)     5.89(2)         5,285         0.69(1)          0.69(1)        5.54(1)
        (0.060)          0.050          1.050       11.35          552,870         0.51             0.51           6.58
        (0.063)         (0.028)         1.000        3.52          402,548         0.52             0.52           6.37
        (0.067)          0.012          1.150        7.50          424,603         0.48             0.48           5.64
        (0.067)          0.014          1.150        7.31           26,121         0.66             0.73           5.46
        (0.008)          0.099          1.138       10.28          310,825         0.48             0.48           6.43
        (0.008)          0.097          1.136       10.08            1,148         0.66             0.73           6.25
        (0.062)         (0.046)         1.039        1.52          339,767         0.48             0.48           5.98
        (0.061)         (0.068)         1.039        0.60(2)             9         0.66(1)          0.73(1)        5.80(1)
        (0.072)          0.001          1.085        6.72          356,834         0.46             0.46           6.18
        (0.065)          0.028          1.084        9.01          325,702         0.45             0.45           6.60
        (0.066)         (0.015)         1.056        5.07          325,495         0.45             0.45           6.67

     -- RATIOS AND SUPPLEMENTAL DATA --

     PORTFOLIO
     TURNOVER
      RATE(7)
     ---------
        34.2%
        34.2
        40.4
        40.4
        38.4
        38.4
        36.7
        36.7
        36.1
        53.8
        63.0
        63.0
        69.4
        69.4
        46.9
        46.9
        15.4
        15.4
       184.8
       184.8
       168.5
       168.5
       110.7
       110.7
       122.3
       122.3
       112.9(5)
       212.0
       233.0
       233.0
       534.3
       534.3
       472.0
       472.0
       207.8
        46.5(5)
       201.0

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................  $1.000       $0.038       $    --       $ 0.038      $(0.038)
   Class IB........................   1.000        0.036            --         0.036       (0.036)
   For the Year Ended December 31,
     2000
   Class IA........................   1.000        0.059            --         0.059       (0.059)
   Class IB........................   1.000        0.058            --         0.058       (0.058)
   For the Year Ended December 31,
     1999
   Class IA........................   1.000        0.070            --         0.070       (0.070)
   Class IB........................   1.000        0.068            --         0.068       (0.068)
   For the Year Ended December 31,
     1998
   Class IA........................   1.000        0.051            --         0.051       (0.051)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   1.000        0.037            --         0.037       (0.037)
   For the Year Ended December 31
   1997............................   1.000        0.049            --         0.049       (0.049)
   1996............................   1.000        0.050            --         0.050       (0.050)

                                     -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Year Ended December 31,
     2001
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --               --              --
   For the Year Ended December 31
   1997............................          --               --              --
   1996............................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                                                      ----------------------------------------------------
                                                                                                                 RATIO OF
                                                                                 RATIO OF         RATIO OF         NET
                    NET INCREASE                               NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   -------------   -------------   ------   ---------------   -------------   --------------   ----------
       $(0.038)        $    --         $1.000        3.87%     $1,867,520          0.48%            0.48%          3.58%
        (0.036)             --          1.000        3.68         152,129          0.66             0.73           3.40
        (0.059)             --          1.000        6.10       1,242,275          0.48             0.48           5.91
        (0.058)             --          1.000        5.91          36,270          0.66             0.73           5.73
        (0.070)             --          1.000        4.89       1,257,436          0.47             0.47           4.81
        (0.068)             --          1.000        4.71           8,804          0.65             0.72           4.63
        (0.051)             --          1.000        5.25         872,486          0.45             0.45           5.12
        (0.037)             --          1.000        3.76(2)        2,179          0.64(1)          0.64(1)        4.81(1)
        (0.049)             --          1.000        5.31         612,480          0.44             0.44           5.21
        (0.050)             --          1.000        5.18         542,586          0.44             0.44           5.04

     -- RATIOS AND SUPPLEMENTAL DATA --

     PORTFOLIO
     TURNOVER
      RATE(7)
     ---------
          --%
          --
          --
          --
          --
          --
          --
          --
          --
          --

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
 HARTFORD MIDCAP HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
 HARTFORD STOCK HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
 HARTFORD GLOBAL ADVISERS HLS FUND, INC., HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC.,
 HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD MONEY MARKET HLS FUND,
 INC.
 AND HARTFORD SERIES FUND, INC.:
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc. and Hartford Series Fund, Inc. (consisting of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford Focus HLS Fund, Hartford International Small Company HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford MidCap Value HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Value HLS Fund and Hartford High Yield HLS Fund) (all Maryland corporations) (collectively, the Funds) as of December 31, 2001, and the related statements of operations for the periods presented in the year then ended, the statements of changes in net assets for the periods presented in the two years then ended and the financial highlights for the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States.

Hartford, Connecticut
February 6, 2002                                             ARTHUR ANDERSEN LLP

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2001
 ($000 OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended December 31, 2001, the following Funds distributed long-term capital gains dividends as follows:

    Hartford Small Company HLS Fund, Inc. ......................  $   49,603
    Hartford Capital Appreciation HLS Fund, Inc. ...............   1,991,368
    Hartford MidCap HLS Fund, Inc. .............................      38,896
    Hartford International Opportunities HLS Fund, Inc. ........     121,430
    Hartford Global Leaders HLS Fund............................       2,760
    Hartford Stock HLS Fund, Inc. ..............................     497,691
    Hartford Growth and Income HLS Fund.........................       4,403
    Hartford Dividend and Growth HLS Fund, Inc. ................     204,670
    Hartford Index HLS Fund, Inc. ..............................      37,645
    Hartford Global Advisers HLS Fund, Inc. ....................      16,340
    Hartford Advisers HLS Fund, Inc. ...........................     431,149

 HARTFORD HLS MUTUAL FUNDS

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN      Director         Since 1995   Ms. Coleman has served as President        48        Ms. Coleman is a
(age 69)                                                  of Saint Joseph College since 1991                   Director of LeMoyne
c/o Hartford Mutual Funds                                 and President of Cashel House, Ltd.                  College, St. Francis
P.O. Box 2999                                             (retail) since 1985.                                 Hospital and
Hartford, CT 06104-2999                                                                                        Connecticut Higher
                                                                                                               Education Student
                                                                                                               Loan Administration.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director         Since 2001   Mr. Hill is Partner Emeritus and a         48        None
(age 56)                                                  founding partner of TSG Capital
c/o Hartford Mutual Funds                                 Group, a private equity investment
P.O. Box 2999                                             firm that serves as sponsor and lead
Hartford, CT 06104-2999                                   investor in leveraged buyouts of
                                                          middle market companies. Mr. Hill is
                                                          also a Partner of TSG Ventures L.P.,
                                                          a private equity investment company
                                                          that invests primarily in
                                                          minority-owned small businesses. Mr.
                                                          Hill currently serves as Chairman of
                                                          the City of Stamford, CT Planning
                                                          Board and a director of the Stamford
                                                          Cultural Development Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM ATCHISON O'NEILL    Director         Since 1992   The Honorable William A. O'Neill           48        None
(age 71)                                                  served as Governor of the State of
c/o Hartford Mutual Funds                                 Connecticut from 1980 until 1991. He
P.O. Box 2999                                             is presently retired.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD HANDLEY PRYOR, JR.  Director         Since 1977   Mr. Pryor has served as Managing           48        Mr. Pryor is a
(age 68)                                                  Director of Pryor & Clark Company                    Director of Pryor &
c/o Hartford Mutual Funds                                 (real estate investment), Hartford,                  Clark Company,
P.O. Box 2999                                             Connecticut, since June, 1992.                       Corcap, Inc.
Hartford, CT 06104-2999                                                                                        (inactive
                                                                                                               corporation),
                                                                                                               Hoosier Magnetics,
                                                                                                               Inc. (manufacturer
                                                                                                               of magnetic ferrite
                                                                                                               materials), Infodata
                                                                                                               Systems, Inc.
                                                                                                               (software company)
                                                                                                               and CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN KELLEY SPRINGER        Director         Since 1978   Mr. Springer currently serves as           48        Mr. Springer is a
(age 70)                                                  Chairman of Medspan, Inc. (health                    Director of Hartford
c/o Hartford Mutual Funds                                 maintenance organization).                           Hospital, and CHS
P.O. Box 2999                                                                                                  Insurance Ltd.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH**      Director and     Since 1996   Mr. Smith served as Vice Chairman of       48        Mr. Smith is a
(age 62)                    Chairman                      Hartford Financial Services Group,                   Director of
c/o Hartford Mutual Funds                                 Inc. from February 1997 to January                   Connecticut
P.O. Box 2999                                             2002, as President and Chief                         Children's Medical
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,                  Center, American
                                                          Inc. from February 1997 to January                   Counsel of Life
                                                          2002, and as President and Chief                     Insurance, and
                                                          Operating Officer of The Hartford                    Insurance
                                                          Life Insurance Companies from                        Marketplace
                                                          January 1989 to January 2002.                        Standards
                                                                                                               Association.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and    Since 1999   Mr. Znamierowski currently serves as       79        None
(age 41)                    Director                      President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of Hartford Investment
                                                          Financial Services, LLC ("HIFSCO")
                                                          and HL Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000   Mr. Joyce currently serves as Senior      N/A        N/A
(age 42)                                                  Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 35)                                                  President of Hartford Life Insurance
c/o Hartford Mutual Funds                                 Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business and its corporate
                                                          retirement plans line of business.
                                                          Mr. Levenson joined The Hartford in
                                                          1995. Mr. Levenson is also a senior
                                                          vice president of HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA        Vice President   Since 1996   Mr. Marra is President and Chief          N/A        N/A
(age 43)                                                  Operating Officer of Hartford Life,
c/o Hartford Mutual Funds                                 Inc. He is also a member of the
P.O. Box 2999                                             Board of Directors and a member of
Hartford, CT 06104-2999                                   the Office of the Chairman for The
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Named President of Hartford
                                                          Life in 2001 and COO in 2000, Mr.
                                                          Marra served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          the company's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and to Executive
                                                          Vice President in 1996. From 1990 to
                                                          1994, Mr. Marra was Vice President
                                                          and Director of Individual
                                                          Annuities. Mr. Marra is also a
                                                          Managing Member and Executive Vice
                                                          President of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000   Mr. Walters serves as Executive Vice      N/A        N/A
(age 39)                                                  President and Director of the
c/o Hartford Mutual Funds                                 Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY          Vice             Since 1996   Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,                    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and                and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996   Mr. Carr has served as Assistant          N/A        N/A
(age 47)                    and Secretary                 General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                                 since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------
DEIRDRE MCGUIRE             Vice President   Since 2001   Ms. McGuire has served as a               N/A        N/A
(age 41)                                                  Portfolio Manager for Hartford Life
c/o Hartford Mutual Funds                                 Insurance Company and its affiliates
P.O. Box 2999                                             since 1992. Ms. McGuire joined the
Hartford, CT 06104-2999                                   company in 1983. Ms. McGuire is an
                                                          associate in the Society of
                                                          Actuaries and a Chartered Financial
                                                          Analyst.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER JAMES COSTA     Assistant        Since 1997   Mr. Costa has served as the Tax           N/A        N/A
(age 37)                    Secretary                     Manager of The Hartford-Sponsored
c/o Hartford Mutual Funds                                 Mutual Funds since July 1996.
P.O. Box 2999                                             Formerly he served as the Tax
Hartford, CT 06104-2999                                   Manager and Assistant Treasurer of
                                                          The Phoenix Mutual Funds from June
                                                          1994 to June 1996 and as a Tax
                                                          Consultant with Arthur Andersen LLP
                                                          from September 1990 to June 1994.
-----------------------------------------------------------------------------------------------------------------------------------

 *Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer

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exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

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